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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on March 30, 2009

Securities Act File No.  333-156412

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒  Pre-Effective Amendment No. 1

☐  Post-Effective Amendment No.

(Check appropriate box or boxes)

NEW RMR ASIA PACIFIC REAL ESTATE FUND

(Exact Name of Registrant as Specified in Charter)

400 CENTRE STREET

NEWTON, MASSACHUSETTS 02458

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(617) 332-9530

(Area Code and Telephone Number)

Adam D. Portnoy, President

New RMR Asia Pacific Real Estate Fund

400 Centre Street

Newton, Massachusetts 02458

(Name and Address of Agent for Service)

With copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522 (212) 735-3000	Louis A. Goodman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108 (617) 573-4800

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares of Beneficial Interest $0.001 par value	2,705,000	$20	$54,100,000	$3,020.00	(1)

(1)                                 Includes $39.30 previously paid in connection with the initial filing of the Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

NEW RMR ASIA PACIFIC REAL ESTATE FUND

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

•                  Cover Sheet

•                  Contents of Registration Statement:

•                  Letter to Shareholders of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund from Adam D. Portnoy, President of RMR Funds

•                  Questions and Answers to Shareholders of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund

•                  Notice of a Joint Special Meeting of Shareholders of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund

•                  Part A – Joint Proxy Statement/Prospectus Relating to the Acquisition of the Assets and Assumption of the Liabilities of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund By and In Exchange for Shares of New RMR Asia Pacific Real Estate Fund

•                  Part B – Statement of Additional Information Relating to the Acquisition of the Assets and Assumption of the Liabilities of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund By and In Exchange for Shares of New RMR Asia Pacific Real Estate Fund

•                  Part C – Other Information

•                  Signature Page

•                  Exhibits

Important Information

March 30, 2009

Dear Shareholder:

        I want to share with you the details of an important proxy that is enclosed and requires your action. It is being sent to you because you own shares of one of the following funds:

  •
  RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP)

  •
  RMR Asia Real Estate Fund (NYSE Amex: RAF)

        We propose that RMR Asia Pacific Real Estate Fund ("Old RAP") and RAF, each a closed end fund, be reorganized by combining together into one fund, New RMR Asia Pacific Real Estate Fund ("New RAP"), a newly organized closed end fund formed specifically for the purposes of effectuating the reorganizations. If both the reorganizations are consummated, Old RAP and RAF would be reorganized into a single closed end fund: New RAP.

        Your Board of Trustees unanimously approved the reorganizations on December 18, 2008 and recommends the reorganizations to shareholders.

        I believe there are several important benefits of the reorganizations, including the following:

  •
  You should prospectively realize lower or substantially similar expense ratios after the reorganizations because certain fixed administrative costs will be spread across the reorganized New RAP's larger asset base. See "Expenses of the Funds—The Funds' Expenses" in the enclosed Joint Proxy Statement/Prospectus.

  •
  Holders of common shares may experience enhanced market liquidity due to the substantially larger market capitalization of New RAP and significantly expanded common shareholder base for New RAP following the reorganizations.

  •
  You will continue to hold shares in a fund that primarily pursues investments in equity securities of Asia real estate companies. New RAP's investment objective is the same as the investment objective of Old RAP. Accordingly, the reorganized New RAP's investment objective will be capital appreciation. The management team for your current fund, including the current Board of Trustees (except for Mr. Gerard M. Martin, who will be replaced by Mr. Adam D. Portnoy), as well as portfolio managers Craig Dunstan and Roberto Versace, will continue to manage the reorganized New RAP.

  •
  New RAP has been organized as a Delaware statutory trust, whereas Old RAP and RAF are organized as Massachusetts business trusts. Your Board of Trustees believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law.

What Are Some of the Terms of the Reorganizations?

        We expect that each fund's reorganization will qualify as a tax free reorganization for United States federal income tax purposes.

        In connection with the reorganizations, holders of common shares of Old RAP or RAF will receive newly issued New RAP common shares in exchange for their Old RAP or RAF common shares, as applicable, and become common shareholders of New RAP. The aggregate net asset value of the New RAP common shares you receive will equal the aggregate net asset value of your Old RAP or RAF common shares held immediately prior to the reorganization, after giving effect to the share of the costs of the reorganizations for Old RAP or RAF, as applicable, and determined as of the close of trading on the closing date of the reorganizations. The number of New RAP common shares you receive in the reorganizations may be different from the number of Old RAP or RAF common shares you held immediately prior to the reorganizations.

        Prior to the reorganizations, New RAP will have no assets or operations other than such minimum assets, supplied by RMR Advisors, Inc., its investment adviser and current shareholder, as may be required to establish an independent registrant under applicable securities laws.

        Following each reorganization, RMR Advisors, Inc., the investment adviser for each fund, will provide investment advisory services to New RAP pursuant to the terms of an investment advisory agreement between New RAP and RMR Advisors, Inc., and MacarthurCook Investment Managers Ltd., the investment subadviser for each fund, will provide investment subadvisory services to New RAP pursuant to an investment subadvisory agreement among New RAP, RMR Advisors, Inc. and MacarthurCook Investment Managers Ltd. The terms of the investment advisory agreement between New RAP and RMR Advisors, Inc. are substantively the same as the terms of the existing investment advisory agreement between Old RAP and RMR Advisors, Inc., except that the contractual advisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. The terms of the investment subadvisory agreement among New RAP, RMR Advisors, Inc. and MacarthurCook Investment Managers Ltd. are substantively the same as the terms of the existing investment subadvisory agreement among Old RAP, RMR Advisors, Inc. and MacarthurCook Investment Managers Ltd., except that the contractual subadvisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF.

        Generally, each fund will pay its own expenses incurred in connection with the reorganizations, whether or not either individual fund's reorganization with New RAP is consummated. With respect to any expenses incurred in connection with the reorganizations that are attributable to both funds, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the funds. If both reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the reorganizations is $460,000, and the portion of such expenses to be borne by each of Old RAP and RAF is estimated to be $123,519 and $336,481, respectively, of which each fund had accrued or paid $49,071 as of December 31, 2008.

        New RAP will reimburse RMR Advisors, Inc. for any expenses funded by RMR Advisors, Inc. solely and directly attributable to organizing New RAP as a Delaware statutory trust, registering and organizing New RAP as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), registering New RAP's shares for sale under the Securities Act of 1933, listing New RAP's shares for trading on NYSE Amex and any other expenses incidental to organizing New RAP and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $20,000, which New RAP will charge as an expense.

2

        If shareholders approve the reorganizations of Old RAP and RAF with New RAP and certain other conditions are met, the reorganizations are expected to occur before June 30, 2009, but one or all of the reorganizations may occur after that time.

Your Vote Matters

        Shareholders of Old RAP and RAF are being asked to approve their fund's proposed reorganization with New RAP and your vote matters. No matter how large or small your fund holdings, your vote is extremely important. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional costs associated with soliciting your vote.

        I am confident that the proposed reorganizations will help us better serve you and all of the funds' shareholders. Please call the firm assisting the funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at 212-750-5834. Other shareholders may call Innisfree, toll free, at 877-750-9496.

        I thank you for your prompt vote on this matter.

Sincerely,
Adam D. Portnoy
President, RMR Funds

RMR Funds, 400 Centre Street, Newton, Massachusetts 02458

3

IMPORTANT NOTICE

TO SHAREHOLDERS OF
RMR ASIA PACIFIC REAL ESTATE FUND ("Old RAP")
AND
RMR ASIA REAL ESTATE FUND ("RAF")

QUESTIONS & ANSWERS

        Although we recommend that you read the complete Joint Proxy Statement/Prospectus, the following is a brief summary of certain issues which may affect your vote, in question and answer format:

Q:
WHAT IS BEING PROPOSED AT THE SHAREHOLDER MEETING?

A:
Common shareholders of Old RAP and RAF are being asked to vote on a reorganization (a "Reorganization" and collectively, the "Reorganizations") of Old RAP and RAF with New RMR Asia Pacific Real Estate Fund ("New RAP", and, unless with respect to New RAP the context implies otherwise, collectively with Old RAP and RAF, a "Fund" or the "Funds").

Q:
WHY IS EACH REORGANIZATION BEING RECOMMENDED?

A:
The Board of Trustees of each Fund (each a "Board") has unanimously determined that the Reorganization of its Fund should offer potential benefits to common shareholders of its Fund. After the Reorganizations, certain fixed administrative costs will be spread across the reorganized New RAP's larger asset base, which should result in lower aggregate costs for the Funds. Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, it is expected that each Fund should realize some benefit either immediately or in the future from the Reorganizations. See "Expenses of the Funds—The Funds' Expenses" in the Joint Proxy Statement/Prospectus.

  As a result of the expected enhanced market liquidity of the reorganized New RAP's common shares, it may be easier for you to sell your reorganized New RAP common shares or to purchase additional common shares without materially affecting the market price of the common shares.

  Each Fund invests in equity securities of Asia or Asia Pacific real estate companies. Additionally, each Fund has the same Board (except that Mr. Gerard M. Martin, a Trustee of Old RAP and RAF, will be replaced by Mr. Adam D. Portnoy on the Board of New RAP), is managed by the same investment advisory personnel and portfolio managers, and seeks capital appreciation.

  As a result of the Reorganization, you will become a shareholder of New RAP, which is organized as a Delaware statutory trust. Old RAP and RAF are organized as Massachusetts business trusts. As more fully explained in the Joint Proxy Statement/Prospectus, each of the Funds' Boards believe that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law.

  The Joint Proxy Statement/Prospectus contains further details of the reasons that the Reorganization is being recommended by the Boards of Old RAP and RAF.

Q:
HOW WILL THE REORGANIZATIONS AFFECT MY STOCK OWNERSHIP?

A:
Assuming shareholders of Old RAP and RAF approve the Reorganizations, the assets and liabilities of Old RAP and RAF will be combined with those of New RAP. Old RAP and RAF will then dissolve. Shareholders of Old RAP and RAF will become shareholders of New RAP. Prior to

i

  the Reorganizations, New RAP will have no assets or operations other than such minimum assets, supplied by RMR Advisors, Inc. (the "Advisor"), the Funds' investment adviser, as may be required to establish an independent registrant under applicable securities laws. It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP is consummated.

  If you are a holder of common shares of Old RAP or RAF, you will receive newly issued common shares of New RAP in exchange for your Old RAP or RAF common shares, as applicable. The aggregate net asset value of the New RAP common shares you will receive will equal the aggregate net asset value of Old RAP or RAF common shares you held immediately prior to the Reorganizations, after giving effect to the costs of the Reorganizations and determined as of the close of trading on the closing date of the Reorganizations. The New RAP common shares received by common shareholders of Old RAP and RAF will be listed for trading on NYSE Amex subject to notice of issuance.

Q:
ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A:
The investment objectives of all the Funds are substantially similar. Old RAP seeks, and New RAP will seek, capital appreciation. RAF seeks long-term capital appreciation. RAF invests in exchange listed or traded equity securities of Asia real estate companies and Old RAP invests in exchange listed or traded equity securities of Asia Pacific real estate companies. New RAP will also invest in exchange listed or traded equity securities of Asia Pacific real estate companies. The primary difference between the Funds is the geographic regions in which they may invest. In addition to Asia real estate companies, in which each Fund invests, Old RAP and New RAP may also invest in real estate companies in the broader Asia Pacific region, which also includes Australia and New Zealand.

Q:
WILL THE REORGANIZATIONS AFFECT MY DISTRIBUTIONS?

A:
Old RAP and RAF distribute income, including capital gains, to common shareholders at least annually. New RAP will distribute income, including capital gains, to common shareholders at least annually. Each Fund's distributions are determined from time to time by such Fund's Board and depend upon the actual or anticipated performance of the Fund's investments, expenses and other factors. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. There can be no assurance that New RAP will, after the Reorganizations, pay distributions equal to Old RAP's past distributions, that it will pay any specific amount of distribution in any specific form, that the New RAP's distribution rate will not be less than the current distribution rate of Old RAP or that any capital gains distributions will be paid.

Q.
HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A:
Each Fund's Board believes that the expense ratios for the reorganized New RAP, after the Reorganizations, should prospectively be either lower than or substantially similar to the expense ratios for each of Old RAP and RAF, respectively, if the Reorganizations did not occur. As a result of the Reorganizations, total annual gross expenses incurred by common shareholders of Old RAP and RAF in the aggregate would decline from 3.07% and 1.85%, respectively, of average net assets attributable to common shares (for the year ended December 31, 2008), to approximately 1.69% of average net assets attributable to common shares (for the year ended December 31, 2008) for the reorganized New RAP on a pro forma basis, assuming all the Reorganizations are consummated. Annual gross expenses do not give effect to any management fee waivers. See "Expenses of the Funds—The Funds' Expenses in the Joint Proxy Statement/Prospectus."

  New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. Prior to the Reorganizations, New RAP will have no assets or operations other than such minimum assets, supplied by the Advisor, as may be required to establish an independent registrant under applicable securities laws. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations, and will commence operations after consummation of the Reorganizations. Since New RAP has no historical operations, no historical financial information is presented for New RAP.

  Each Fund pays a management fee to the Advisor at an annual rate of 1.00% of the Fund's average daily managed assets. The Advisor pays a subadvisory fee to MacarthurCook Investment Managers Ltd. (the "Subadvisor"), the fund's investment subadviser, at an annual rate of 0.375% of the Fund's average daily managed assets. For the first five years following the closing of each of Old RAP's and RAF's initial public offering of common shares, the Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of each Fund and the Subadvisor has agreed to waive a portion of its subadvisory fee such that the fee payable by the Advisor will be equal to 0.25% of each respective Fund's average daily managed assets. Old RAP's contractual fee waivers expire on May 25, 2011 and RAF's contractual fee waivers expire on May 25, 2012. Following each Reorganization, the Advisor will provide investment advisory services to New RAP pursuant to the terms of an investment advisory agreement between New RAP and the Advisor, and the Subadvisor will provide investment subadvisory services to New RAP pursuant to an investment subadvisory agreement among New RAP, the Advisor and the Subadvisor. The terms of the investment advisory agreement between New RAP and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RAP and the Advisor, except that the contractual advisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. The terms of the investment subadvisory agreement among New RAP, the Advisor and the Subadvisor are substantively the same as the terms of the existing investment subadvisory agreement among Old RAP, the Advisor and the Subadvisor, except that the contractual subadvisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. As a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the Reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the Reorganization of Old RAP with New RAP were not consummated. This reduction in fees will not decrease or modify the nature or level of the services that the Advisor or the Subadvisor will provide to New RAP relative to what they currently provide to Old RAP and RAF.

Q:
WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?

A:
You will pay no sales loads or commissions in connection with the Reorganizations. However, generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not either individual Fund's Reorganization with New RAP is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to both Funds, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. If both Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $460,000, and the portion of such expenses to be borne by each of Old RAP and RAF is estimated to be $123,519 and $336,481, respectively, of which each Fund had accrued or paid $49,071 as of December 31, 2008.

  As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RAP and RAF were $16,495,897 and $44,936,829, respectively, and the proportional net asset values as of that date were approximately 27% and 73%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations.

  New RAP will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RAP as a Delaware statutory trust, registering and organizing New RAP as an investment company under the 1940 Act, registering New RAP's shares for sale under the Securities Act of 1933, listing New RAP's shares for trading on NYSE Amex and any other expenses incidental to organizing New RAP and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $20,000, which New RAP will charge as an expense.

  If a Fund's shareholders do not approve at the meeting (or any adjournment or postponement of the meeting) the proposed Reorganization, the applicable Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, each of Old RAP and RAF may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as discussed above, as of December 31, 2008, each Fund had accrued or paid expenses arising from the planned Reorganizations amounting to $49,071.

Q:
WHAT ARE THE DIFFERENCES BETWEEN A MASSACHUSETTS BUSINESS TRUST AND DELAWARE STATUTORY TRUST?

A:
In recent years, many investment companies have formed or reorganized as Delaware statutory trusts. Organizing New RAP as a Delaware statutory trust rather than a Massachusetts business trust is expected to provide benefits to both Old RAP and RAF and their shareholders.

  There has been some concern as to whether shareholders of a Massachusetts business trust are afforded limited liability protection from personal liability as a shareholder under Massachusetts law. Massachusetts business trust law does not specifically provide that the shareholders of Old RAP or RAF are not subject to any personal liability for any claims against, or liabilities of, such Funds solely by reason of being or having been a shareholder of Old RAP or RAF. The Funds have attempted to provide their shareholders with protection in this regard by affording them with rights of indemnification and exculpation under the respective Funds' declarations of trust. In contrast, under the Delaware Statutory Trust Act, shareholders of New RAP are statutorily entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as New RAP, and the fund's shareholders. For example, the Delaware Statutory Trust Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the trust's governing instrument. Additionally, unlike Massachusetts business trust law, the Delaware Statutory Trust Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

  Moreover, to the extent provisions in New RAP's declaration of trust and by-laws are addressed by rules and principles established under the laws governing Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of New RAP's declaration of trust and by-laws. Applying this body of law to the operation of New RAP should prove beneficial because these laws are developed and business oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to New RAP. These legal advantages can make more certain the resolution of legal controversies and help to reduce legal costs resulting from possible uncertainty in the law.

  A comparison of Delaware statutory trust law and Massachusetts business trust law, together with a comparison of certain provisions of the governing documents of New RAP with those of Old RAP and RAF, is included as Appendix 1 to the Joint Proxy Statement/Prospectus.

Q:
WILL I HAVE TO PAY ANY UNITED STATES FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A:
The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended, so that shareholders of Old RAP and RAF will recognize no gain or loss for United States federal income tax purposes upon the receipt solely of common shares of New RAP in connection with the Reorganizations. Additionally, Old RAP and RAF will recognize no gain or loss for United States federal income tax purposes as a result of the transfer of all of their assets and liabilities in exchange for the common shares of New RAP or as a result of their dissolution, and neither New RAP nor its shareholders will recognize gain or loss for United States federal income tax purposes as a result of the Reorganizations.

Q:
WHAT OTHER DIFFERENCES EXIST BETWEEN THE GOVERNING DOCUMENTS OF OLD RAP AND RAF, ON THE ONE HAND, AND NEW RAP, ON THE OTHER HAND?

A:
New RAP is organized as a Delaware statutory trust and Old RAP is organized as a Massachusetts business trust. Though similarities exist between the governing documents of New RAP and Old RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP and RAF. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a trustee, the election of trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as trustees and propose other business before a meeting of shareholders of New RAP, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. A comparison of certain provisions of the governing documents of New RAP with those of Old RAP and RAF, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to the attached Joint Proxy Statement/Prospectus.

Q:
WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

A:
If one Fund's shareholders fail to approve its proposed Reorganization, that Fund's Board, as well as New RAP's Board, will consider what actions, if any, to take in light of that failure to obtain shareholder approval. It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP is consummated.

v

Q:
HOW DOES THE BOARD SUGGEST THAT I VOTE?

A:
The Boards of Old RAP and RAF recommend that you vote "FOR" the items proposed.

Q:
HOW DO I VOTE MY PROXY?

A:
You may vote by attending the meeting in person or by signing, dating and returning the enclosed proxy card in the accompanying postage prepaid envelope. Additionally, you may vote your shares over the internet or by telephone. If you wish to vote your shares over the internet or by telephone, please follow the internet or telephone voting instructions on the enclosed proxy card. Each shareholder who has given a proxy may revoke it any time prior to its exercise by delivering to the secretary of his or her Fund a written revocation or a duly executed proxy bearing a later date, by voting over the internet or by telephone at a later time, or by notifying the secretary of his or her Fund at any time before his or her proxy is voted that he or she will be present at the meeting and wishes to vote in person. Votes provided over the internet or by telephone must be received by 11:59 p.m. Eastern time on June 3, 2009.

  Please note: being present at the meeting alone does not revoke a previously executed and returned proxy. If you hold shares in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name"), please contact the person responsible for your account and give instructions on how to vote your shares. In order to vote your shares held in street name at the meeting, you must provide a legal proxy from the institution through which you hold those shares.

Q:
WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:
You can contact your financial adviser for further information. We encourage you to contact the firm assisting the Funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at 212-750-5834. Other shareholders may call Innisfree, toll free, at 877-750-9496.

RMR ASIA PACIFIC REAL ESTATE FUND ("OLD RAP")
RMR ASIA REAL ESTATE FUND ("RAF")
(each, a "Fund")

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS OF
RMR ASIA PACIFIC REAL ESTATE FUND AND
RMR ASIA REAL ESTATE FUND

TO BE HELD JUNE 4, 2009

        This is the formal agenda your Fund's shareholders' meeting ("Meeting"). It tells you what matters will be voted on and the time and place of the Meeting in case you want to attend in person.

To the shareholders of each Fund:

        A special meeting of common shareholders of your Fund will be held at the offices of the Funds at 400 Centre Street, Newton, Massachusetts, at 10:00 a.m., Eastern time, to consider the following:

          1.     Proposal 1 to approve an Agreement and Plan of Reorganization between Old RAP and New RMR Asia Pacific Real Estate Fund ("New RAP") and related Reorganization of Old RAP with New RAP, the termination of Old RAP's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Old RAP under applicable state law.

  The Board of Trustees of Old RAP recommends that you vote FOR this proposal.

          2.     Proposal 2 to approve an Agreement and Plan of Reorganization between RAF and New RAP and related Reorganization of RAF with New RAP, the termination of RAF's registration under the 1940 Act, and the dissolution of RAF under applicable state law.

  The Board of Trustees of RAF recommends that you vote FOR this proposal.

          3.     Any other business that may properly come before the Meeting or any adjournment of the Meeting.

        Shareholders of record as of the close of business on March 31, 2009, are entitled to vote at the Meeting or any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return a proxy for your shares or vote your shares over the internet or by telephone. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the Board of Trustees, JENNIFER B. CLARK Secretary RMR Asia Pacific Real Estate Fund RMR Asia Real Estate Fund
March 30, 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE
PROXY STATEMENT/PROSPECTUS AND PROMPTLY COMPLETE AND RETURN A PROXY
FOR YOUR SHARES AS SOON AS POSSIBLE NO MATTER HOW MANY SHARES YOU OWN.

YOU MAY ALSO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE
BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

JOINT PROXY STATEMENT/PROSPECTUS
RELATING TO THE ACQUISITION OF THE ASSETS AND ASSUMPTION OF THE LIABILITIES OF

RMR Asia Pacific Real Estate Fund ("Old RAP") and
RMR Asia Real Estate Fund ("RAF")

BY AND IN EXCHANGE FOR SHARES OF

New RMR Asia Pacific Real Estate Fund ("New RAP")

        The address of each fund is 400 Centre Street, Newton, Massachusetts 02458 and the telephone number of each fund is (617) 332-9530.

* * * * * *

        This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Old RAP or RAF (collectively with New RAP, unless with respect to New RAP the context implies otherwise, each a "Fund" and together, the "Funds"). The Funds are non-diversified closed end management investment companies. A joint special meeting of shareholders of Old RAP and RAF (the "Meeting") will be held at 400 Centre Street, Newton, Massachusetts on June 4, 2009 at 10:00 a.m., Eastern time, to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus, which sets forth the information you ought to know before voting on the proposals described herein relating to the reorganizations of Old RAP and RAF with New RAP (each, a "Reorganization", and collectively, the "Reorganizations"). Even if you plan to attend the Meeting or any adjournment thereof, the Boards of Trustees of Old RAP and RAF request that you promptly vote your shares by completing and returning the enclosed proxy card or by voting your shares over the internet or by telephone. To vote your shares over the internet or by telephone, please follow the instructions for internet or telephone voting on the enclosed proxy card. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is April 22, 2009. The securities described in the registration statement of which this Joint Proxy Statement/Prospectus is a part will be distributed as soon as practicable after the effective date of the registration statement. Please read this Joint Proxy Statement/Prospectus carefully and retain it for future reference.

        New RAP is newly organized and its common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for New RAP's shares equal to or greater than net asset value will result after the Reorganizations. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the Reorganizations.

Investing in New RAP's common shares involves risks described in "Risk Factors and Special Considerations" beginning on page 23.

The Proposals

Proposal 1:

        To approve an Agreement and Plan of Reorganization between Old RAP and New RAP and related Reorganization of Old RAP with New RAP, the termination of Old RAP's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Old RAP under applicable state law.

Proposal 2:

        To approve an Agreement and Plan of Reorganization between RAF and New RAP and related Reorganization of RAF with New RAP, the termination of RAF's registration under the 1940 Act, and the dissolution of RAF under applicable state law.

 Shareholders Entitled to Vote

Proposal 1	RMR Asia Pacific Real Estate Fund common shareholders
Proposal 2	RMR Asia Real Estate Fund common shareholders

How Will the Reorganizations Work?

  •
  Each of Old RAP and RAF will transfer all of its assets to New RAP. New RAP will assume each of Old RAP's and RAF's liabilities.

  •
  New RAP will issue newly issued common shares of beneficial interest of New RAP, par value $.001 per share, to each of Old RAP and RAF, in an amount equal to the aggregate value of such applicable Fund's net assets attributable to such Fund's common shares outstanding on the date of determination, which is currently expected to be 4:00 p.m., Eastern time, on the closing date of the Reorganizations, and after giving effect to the share of the costs of the Reorganizations borne by such Fund. Following consummation of each Reorganization, the Funds will each distribute the New RAP common shares to their common shareholders in proportion to, and in exchange for, the respective shareholders' common share holdings of such applicable Fund immediately prior to the Reorganizations.

  •
  After the New RAP shares are distributed by the applicable Fund, that Fund will dissolve under applicable state law and terminate its registration under the 1940 Act.

  •
  The Reorganization of RAF with New RAP is conditioned upon the approval of the Reorganization by RAF's shareholders and the consummation of Old RAP's Reorganization with New RAP. In the event that either Fund's Reorganization is not approved by shareholders, the Board of Trustees of the Fund whose shareholders did not approve its Reorganization, as well as the Board of Trustees of New RAP, will consider what actions, if any, to take.

  •
  If each Reorganization is consummated, the result will be a New RAP whose assets and liabilities consist of the combined assets and liabilities of Old RAP and RAF. Following the Reorganizations, Old RAP will be the surviving fund for accounting purposes and for purposes of presenting investment performance history.

  •
  Each Reorganization is intended to result in no income, gain or loss for United States federal income tax purposes to Old RAP, RAF or New RAP or the common shareholders of Old RAP, RAF or New RAP. See "Material U.S. Federal Income Tax Consequences of the Reorganization".

Why is Each Reorganization Being Recommended?

        The Board of Trustees of each of Old RAP, RAF and New RAP (collectively, the "Boards") believe that the Reorganization of its Fund offers its Fund's shareholders potential benefits, including those listed below.

        The reorganized New RAP will have a combined portfolio with greater assets than those of any of the Funds individually. New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations and will commence operations after consummation of the Reorganizations. Prior to the Reorganizations, New RAP will have no assets or operations other than such minimum assets, supplied by RMR Advisors, Inc., the Funds' investment adviser (the "Advisor"), as may be required to establish an independent registrant under applicable securities laws. At December 31, 2008, the net assets of Old RAP and RAF were as follows:

Fund	Net Assets
Old RAP	$16,495,897
RAF	$44,936,829

Combined:	$61,432,726

        As a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each of the Funds pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. By combining the Funds, the Boards believe the Funds may be able to realize annual cost savings totaling approximately $335,000, based on the year ended December 31, 2008. See "Expenses of the Funds—The Funds' Expenses."

        The number of common shares outstanding and the average daily trading volume of these shares during the year ended December 31, 2008 for each of Old RAP and RAF was as follows:

Fund	Common Shares Outstanding	Average Daily Trading Volume
Old RAP	1,755,000	11,457
RAF	4,755,000	21,414

        Because of the relatively small number of common shares of the Funds which trade on an average daily basis compared to many other publicly held closed end management investment companies, the Funds' Boards believe that the market price of the Funds' common shares may be more volatile. Assuming that the Funds were combined based upon their net asset values ("NAV") at December 31, 2008, 2,182,157 New RAP common shares would be issued. See Appendix B to the SAI, which contains New RAP's pro forma financial statements. The Funds' Boards believe that due to the substantially larger market capitalization of New RAP and significantly expanded common shareholder base for New RAP following the Reorganizations, the average trading volume for reorganized New RAP common shares is likely to be greater than the individual average trading volume of each of Old RAP and RAF and that this increased volume may make it easier for shareholders to purchase and sell their New RAP common shares. Also, as a result of potential enhanced market liquidity, the Funds' Boards believe the future market prices of the reorganized New RAP common shares may experience reduced volatility as compared to the volatility experienced with the common shares of Old RAP and RAF.

        New RAP will operate pursuant to its present investment objectives, which are substantially similar to the current investment objectives of RAF and the same as the investment objectives of Old RAP. Each Fund is currently managed by the same Board and the same investment advisory personnel and portfolio managers, all of whom will continue to provide services to New RAP following the Reorganizations, except that Gerard M. Martin, a Trustee of Old RAP and RAF, will be replaced by Adam D. Portnoy on the Board of New RAP.

        As a result of the Reorganizations, shareholders of Old RAP and RAF, which are currently organized as Massachusetts business trusts, will become shareholders of New RAP, which is organized as a Delaware statutory trust. Each of the Funds' Boards believe that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. In addition to the different jurisdiction of organization, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP and RAF. The descriptions of the provisions of the governing documents of New RAP, and the differences between such provisions and those of Old RAP and RAF, that are contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the Declaration of Trust of New RAP and the Bylaws of New RAP attached as Appendix D and Appendix E, respectively, to the Statement of Additional Information ("SAI") and incorporated herein by reference.

        See also "Board Considerations" and Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law".

        After consideration of the above benefits and considerations, the risk factors set forth below under "Risk Factors and Special Considerations" and other factors the Board considered relevant, the Boards of Old RAP and RAF, including all the trustees of each of Old RAP and RAF who are not "interested persons" (as defined in the 1940 Act) of Old RAP and RAF, respectively, unanimously determined to recommend that their Fund's shareholders vote FOR the proposal to be voted upon by their Fund's shareholders allowing for the Reorganizations. For further information, please see the description of the proposal contained in this Joint Proxy Statement/Prospectus.

Who Bears the Expenses Associated with the Reorganizations?

        Generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not either individual Fund's Reorganization with New RAP is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to both Funds, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. If both Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $460,000, and the portion of such expenses to be borne by each of Old RAP and RAF is estimated to be $123,519 and $336,481, respectively, of which each Fund had accrued or paid $49,071 as of December 31, 2008. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RAP and RAF were $16,495,897 and $44,936,829, respectively, and the proportional net asset values as of that date were approximately 27% and 73%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations.

        New RAP will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RAP as a Delaware statutory trust, registering and organizing New RAP as an investment company under the 1940 Act, registering New RAP's shares for sale under the Securities Act of 1933 (the "1933 Act"), listing New RAP's shares for trading on NYSE Amex and any other expenses incidental to organizing New RAP and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $20,000, which New RAP will charge as an expense.

        If a Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, each of Old RAP and RAF may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as discussed above, as of December 31, 2008, each Fund had accrued or paid expenses arising from the planned Reorganizations amounting to $49,071.

  Who is Eligible to Vote

        Old RAP and RAF common shareholders of record on March 31, 2009 are entitled to attend and vote at the Meeting or any adjourned meeting. Each common share is entitled to one vote for each matter considered at the Meeting. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted for all proposals you are entitled to vote on, including those relating to the Reorganizations. If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting. As of this time, the Boards of Old RAP and RAF know of no other matters which will be brought before the Meeting or any adjournment thereof.

        Shares of New RAP are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        Shares of New RAP have not been approved or disapproved by the SEC. The SEC has not passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

        The common shares of Old RAP and RAF are listed on NYSE Amex under the ticker symbols "RAP" and "RAF", respectively. Common shares of New RAP will be listed on NYSE Amex under the ticker symbol "RAP" subject to notice of issuance. Reports, proxy statements and other information concerning the Funds may be inspected at the offices of NYSE Amex, 20 Broad Street, New York, New York 10005. The SEC maintains a website that contains the reports, proxy statements and other information that the Funds file electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at http://www.sec.gov. Reports, proxy statements and other information filed by the Funds with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

Where to Get More Information

Old RAP's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.

RAF's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.

A Statement of Additional Information, dated March 30, 2009, which relates to this Joint Proxy Statement/Prospectus and the Reorganizations, and contains additional information about the Funds.
On file with the SEC and available on the SEC's website (www.sec.gov), available at no charge by calling our toll free number: (866) 790-8165, available by writing to the Funds care of RMR Advisors, Inc., 400 Centre Street, Newton, MA 02458, or available after the Reorganizations at our website at www.rmrfunds.com. These documents are incorporated by reference into (and therefore part of) this Joint Proxy Statement/Prospectus.

The table of contents of the Statement of Additional Information is located on page 78 of this Joint Proxy Statement/Prospectus.
To ask questions about this Joint Proxy Statement/Prospectus or if you need assistance in voting your shares:	We encourage you to contact the firm assisting the Funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"). Banks and brokers may call Innisfree, collect, at 212-750-5834. Other shareholders may call Innisfree, toll free, at 877-750-9496.

The date of this Joint Proxy Statement/Prospectus is March 30, 2009.

INTRODUCTION

        This Joint Proxy Statement/Prospectus is being used by Old RAP's and RAF's Boards to solicit proxies to be voted at a joint special meeting of Old RAP's and RAF's shareholders. This Meeting will be held on June 4, 2009 at 400 Centre Street, Newton, Massachusetts, at 10:00 a.m., Eastern time. At the Meeting, the shareholders of Old RAP and RAF will each consider a proposal to approve an Agreement and Plan of Reorganization providing for the Reorganization of Old RAP or RAF, as applicable, with New RAP and related matters. This Joint Proxy Statement/Prospectus is being mailed to Old RAP and RAF shareholders on or about April 22, 2009.

        For each proposal, this Joint Proxy Statement/Prospectus includes information that is specific to that proposal. You should read carefully the Joint Proxy Statement/Prospectus because it contain details that are not in the summary.

Who is Eligible to Vote?

        Old RAP and RAF common shareholders of record on March 31, 2009, are entitled to attend and vote at the Meeting or any adjournment thereof. Each common share is entitled to one vote for each matter considered at the Meeting. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted for all proposals you are entitled to vote on, including those relating to the Reorganization. If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting. As of this time, the Boards of Old RAP and RAF know of no other matters which will be brought before the Meeting or any adjournment thereof. If you hold shares in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name"), please contact the person responsible for your account and give instructions on how to vote your shares. In order to vote your shares held in street name at the Meeting, you must provide a legal proxy from the institution through which you hold those shares.

SUMMARY

        The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the SAI. Shareholders should read carefully the entire Joint Proxy Statement/Prospectus.

The Proposed Reorganizations

        The Board of each Fund, including the Trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Agreement and Plan of Reorganization and the related Reorganization to which its Fund would be a party. If the common shareholders of Old RAP and RAF approve their respective Agreements and Plans of Reorganization and related Reorganizations, then, subject to the satisfaction of certain conditions, New RAP will acquire all of the assets of Old RAP and RAF and assume all of the liabilities of Old RAP and RAF, and the common shareholders of Old RAP and RAF will receive New RAP common shares. Old RAP and RAF will then terminate their respective registrations under the 1940 Act and dissolve under applicable state law.

        The aggregate NAV of New RAP common shares received by Old RAP's and RAF's common shareholders in the Reorganizations will equal the aggregate NAV of Old RAP and RAF common shares, as applicable, outstanding on the Valuation Date (as defined below) for the Reorganizations, after giving effect to each of Old RAP's and RAF's share of the costs of the Reorganizations.

        New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations and will commence operations after consummation of the Reorganizations. New RAP's investment objective and policies are identical to Old RAP's. However, New RAP is organized as a Delaware statutory trust and Old RAP is organized as a Massachusetts business trust. Additionally, though similarities exist between the governing documents of New RAP and Old RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP and RAF. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law." If both Reorganizations are consummated, the result will be a New RAP whose assets and liabilities consist of the combined assets and liabilities of Old RAP and RAF. Following the Reorganizations, Old RAP will be the surviving fund for accounting purposes and for purposes of presenting investment performance history.

        It is expected that the valuation date for the Reorganizations will be at 4:00 p.m., Eastern time, on the closing date of the Reorganizations (the "Valuation Date"). It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP is consummated.

        In the event that either Fund's Reorganization is not approved by shareholders, the Board of Trustees of the Fund whose shareholders did not approve its Reorganization, as well as the Board of Trustees of New RAP, will consider what actions, if any, to take.

Proposal 1: Reorganization of Old RAP with New RAP

        In the Reorganization of Old RAP with New RAP, common shareholders of Old RAP will receive New RAP common shares in exchange for their Old RAP common shares. The aggregate NAV of the New RAP common shares received will be equal to the aggregate NAV of Old RAP common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by Old RAP. New RAP will similarly issue common shares to RAF if RAF's shareholders approve RAF's Reorganization with New RAP.

        Old RAP's Board believes that the expense ratios for the reorganized New RAP should prospectively be lower and that Old RAP's common shares may have greater liquidity after this Reorganization than the expense ratios and trading liquidity Old RAP and its common shares would have if Old RAP does not participate in the Reorganization. See "Expenses of the Funds—The Funds' Expenses."

        Each of Old RAP and RAF pays a management fee to the Advisor at an annual rate of 1.00% of the Fund's average daily managed assets. The Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of each Fund until May 25, 2011, in the case of Old RAP, and until May 25, 2012, in the case of RAF. For each of Old RAP and RAF, the Advisor pays a subadvisory fee to MacarthurCook Investment Managers Ltd. (the "Subadvisor") at an annual rate of 0.375% of the Fund's average daily managed assets. The Subadvisor has contractually agreed to waive a portion of its subadvisory fee so that the fee payable by the Advisor will be equal to 0.25% of the average daily managed assets of each Fund until May 25, 2011, in the case of Old RAP, and until May 25, 2012, in the case of RAF. Following the Reorganizations, the Advisor will provide investment advisory services to New RAP pursuant to the terms of an investment advisory agreement between New RAP and the Advisor, and the Subadvisor will provide investment subadvisory services to New RAP pursuant to an investment subadvisory agreement among New RAP, the Advisor and the Subadvisor. The terms of the investment advisory agreement between New RAP and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RAP and the Advisor, except that the contractual advisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. The terms of the investment subadvisory agreement among New RAP, the Advisor and the Subadvisor are substantively the same as the terms of the existing investment subadvisory agreement among Old RAP, the Advisor and the Subadvisor, except that the contractual subadvisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. As a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the Reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the Reorganization of Old RAP with New RAP were not consummated. This reduction in fees will not decrease or modify the nature or level of the services that the Advisor or the Subadvisor will provide to New RAP relative to what they currently provide to Old RAP and RAF.

        As a result of the Reorganization of Old RAP with New RAP, common shareholders of Old RAP, which is currently organized as a Massachusetts business trust, will become common shareholders of New RAP, which is organized as a Delaware statutory trust, and cease to be common shareholders of Old RAP. Old RAP's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law".

        New RAP's investment objective and policies are identical to Old RAP's. However, though similarities exist between the governing documents of New RAP and Old RAP, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RAP, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its

Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of Old RAP with New RAP is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by Old RAP or its common shareholders as a result of the Reorganization.

        Approval of the Reorganization of Old RAP with New RAP requires the affirmative vote of a majority of the common shares of Old RAP that vote at the Meeting of Old RAP's shareholders.

        The Board of Old RAP recommends that you vote FOR the proposed Agreement and Plan of Reorganization and related Reorganization.

 Proposal 2: Reorganization of RAF with New RAP

        In the Reorganization of RAF with New RAP, common shareholders of RAF will receive New RAP common shares in exchange for their RAF common shares. The aggregate NAV of the New RAP common shares received will be equal to the aggregate NAV of RAF common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RAF. New RAP will similarly issue common shares to Old RAP if Old RAP's shareholders approve Old RAP's Reorganization with New RAP. It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP be consummated.

        RAF's Board believes that, prospectively, the expense ratios for the reorganized New RAP should be substantially similar after the Reorganizations to the expense ratios for RAF if the Reorganizations did not occur. See "Expenses of the Funds—The Funds' Expenses." Though RAF's Board does not believe that RAF's participation in the Reorganizations will have a substantial effect on its expense ratios, RAF's Board believes that the Reorganizations are in the best interests of RAF's shareholders because of other potential offsetting benefits of the Reorganizations for RAF's shareholders. These potential benefits generally stem from the substantially larger asset base New RAP will have after the Reorganizations relative to RAF's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RAP common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

        RAF pays a management fee to the Advisor at an annual rate of 1.00% of RAF's average daily managed assets. The Advisor pays a subadvisory fee to the Subadvisor at an annual rate of 0.375% of the Fund's average daily managed assets. The Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of the Fund and the Subadvisor has agreed to waive a portion of its subadvisory fee such that the fee payable will be equal to 0.25% of the Fund's average daily managed assets. RAF's contractual fee waivers expire on May 25, 2012. New RAP has the same contractual management fee and subadvisory fee and the same contractual fee waivers, which will expire on the same date as the expiration date of RAF's contractual fee waivers.

        As a result of the Reorganization of RAF with New RAP, common shareholders of RAF, which is currently organized as a Massachusetts business trust, will become common shareholders of New RAP, which is organized as a Delaware statutory trust, and cease to be common shareholders of RAF. RAF's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of RAF. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RAP, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of RAF with New RAP is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by RAF or its common shareholders as a result of the Reorganization.

        In order for the Reorganization of RAF with New RAP to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares of RAF is required. "Majority of the outstanding" common shares of RAF, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of RAF's common shares present at a meeting of RAF's shareholders, if the holders of more than 50% of RAF's outstanding common shares are present or represented by proxy, or (2) more than 50% of RAF's outstanding common shares.

        The Board of RAF recommends that you vote FOR the proposed Agreement and Plan of Reorganization and related Reorganization.

 Summary of Funds Comparison

  Investment Objectives and Policies

        The Funds are registered as non-diversified, closed end management investment companies under the 1940 Act. The investment objectives of all of the Funds are substantially similar. Old RAP seeks, and New RAP will seek, capital appreciation. RAF seeks long-term capital appreciation. Each Fund invests in exchange listed or traded equity securities of Asia real estate companies, in the case of RAF, or Asia Pacific real estate companies, in the case of Old RAP and New RAP. The Funds each also pay the same advisory fee rate to the Advisor and share the same Board, Advisor, Subadvisor and portfolio managers, except that Mr. Gerard M. Martin, a Trustee of Old RAP and RAF, will be replaced by Mr. Adam D. Portnoy on the Board of New RAP. Additionally, the Advisor pays the same Subadvisory fee rate to the Subadvisor with respect to each Fund.

        The Funds also have substantially similar investment policies and risks. In normal market conditions, at least 80% of each Fund's managed assets will be invested in common stock or other equity securities, including preferred shares or debt securities convertible into common stocks, issued by Asia Pacific real estate companies, in the case of Old RAP, or Asia real estate companies in the case of RAF. Each Fund may invest in corporations, trusts, limited liability companies, limited partnerships and entities formed as other legal structures. All such entities are referred to herein as companies. Each Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company, in the case of Old RAP, or an Asia real estate company, in the case of RAF, if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries or Asia countries, respectively. New RAP's investment objectives and policies will be the same as the investment objectives and policies as those of Old RAP.

        Thus, the primary difference between the Funds is the geographic regions in which they may invest. RAF invests in Asia countries, which include China/Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in Asia. Old RAP invests, and New RAP will invest, in Asia Pacific countries, which include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.

        Each Fund's portfolio holdings by country, as of December 31, 2008, are set forth below:

Old RAP		RAF		Combined New RAP (pro forma)
Japan	37%	Japan	45%	Japan	43%
Hong Kong	30%	Hong Kong	33%	Hong Kong	32%
Others, less than 10%	18%	Others, less than 10%	9%	Others, less than 10%	11%
Short term investments	15%	Short term investments	13%	Short term investments	14%

  Dividends and Distributions

        Old RAP and RAF distribute income, including capital gains, to common shareholders at least annually. New RAP will distribute income, including capital gains, to common shareholders at least annually. Each Fund's distributions are determined from time to time by such Fund's Board and depend upon the actual or anticipated performance of the Fund's investments, expenses and other factors. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. There can be no assurance that New RAP will, after the Reorganizations, pay distributions equal to Old RAP's past distributions, that it will pay any specific amount of distribution in any specific form, that New RAP's distribution rate will not be less than the current dividend rate of Old RAP or that any capital gains distributions will be paid.

  Purchase and Sale Procedures

        Purchase and sale procedures for the common shares of Old RAP and RAF are identical. Investors typically purchase and sell common shares of Old RAP and RAF through a registered broker dealer on NYSE Amex, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. The post-Reorganization purchase and sale procedures for the common shares of New RAP will be identical to those of Old RAP and RAF.

  Redemption Procedures

        Redemption procedures for the common shares of Old RAP and RAF are identical. The post-Reorganization redemption procedures for the common shares of New RAP will also be identical to those of Old RAP and RAF. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, the Fund's common shares.

 Background and Reasons for the Proposed Reorganizations

        The Board of each Fund believes that the Reorganization of its Fund offers its Fund's shareholders potential benefits, including those listed below.

        The reorganized New RAP will have a combined portfolio with greater assets than those of any of the Funds individually. New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations and will commence operations after consummation of the Reorganizations. Prior to the Reorganizations, New RAP will have no assets or operations other than such minimum assets, supplied by the Advisor, as may be required to establish an independent registrant under applicable securities laws. At December 31, 2008, the net assets of each of Old RAP and RAF were as follows:

Fund	Net Assets
Old RAP	$16,495,897
RAF	$44,936,829

Combined:	$61,432,726

        As a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each of the Funds pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. After the Reorganizations, certain fixed administrative costs will be spread across the reorganized New RAP's larger asset base, which should result in lower aggregate costs for the Funds. By combining the Funds, the Boards believe the Funds may be able to realize annual cost savings totaling approximately $335,000, based on the year ended December 31, 2008.

        Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, it is expected that each Fund should realize some benefit either immediately or in the future from the Reorganizations. Each Board believes that its Fund's common shareholders should prospectively realize either lower or substantially similar expense ratios after the Reorganizations than they would realize if the Reorganizations did not occur. See "Expenses of the Funds—The Funds' Expenses".

        The number of common shares outstanding and the average daily trading volume of these shares during the year ended December 31, 2008 for each of the Funds was as follows:

Fund	Common Shares Outstanding	Average Daily Trading Volume
Old RAP	1,755,000	11,457
RAF	4,755,000	21,414

        Because of the relatively small number of common shares of the Funds which trade on an average daily basis compared to many other publicly held closed end management investment companies, the Funds' Boards believe that the market price of the Funds' common shares may be more volatile. Assuming that all of the Funds were combined based upon their NAVs at December 31, 2008, all of the outstanding common shares of Old RAP and RAF would be cancelled and 2,182,157 New RAP common shares would be issued. See Appendix B to the SAI, which contains New RAP's pro forma financial statements. The Funds' Boards believe that due to the substantially larger market capitalization of New RAP and significantly expanded common shareholder base for New RAP following the Reorganizations, the average trading volume for reorganized New RAP common shares is likely to be greater than the individual average trading volume of each of Old RAP and RAF and that this increased volume may make it easier for shareholders to purchase and sell their New RAP common shares. Also, as a result of potential enhanced market liquidity, the Funds' Boards believe the future market prices of the reorganized New RAP common shares may experience reduced volatility.

        New RAP will operate pursuant to its present investment objectives, which are substantially similar to the current investment objectives of RAF and the same as the investment objectives of Old RAP. Old RAP seeks, and New RAP will seek, capital appreciation. RAF seeks long-term capital appreciation. Each Fund invests in exchange listed or traded equity securities of Asia real estate companies, in the case of RAF, or Asia Pacific real estate companies, in the case of Old RAP and New RAP. Each Fund is managed by the same Board and the same investment advisory and subadvisory personnel and portfolio managers, all of whom will continue to provide services to New RAP following the Reorganizations.

        As a result of the Reorganizations, shareholders of Old RAP and RAF, which are currently organized as Massachusetts business trusts, will become shareholders of New RAP, which is organized as a Delaware statutory trust. Each of the Funds' Boards believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law".

        Old RAP's Board, including all the Trustees of Old RAP's Board who are not "interested persons" of Old RAP (as defined in the 1940 Act), has unanimously determined that its Reorganization with New RAP is in the best interests of common shareholders of Old RAP and that the interests of its common shareholders will not be diluted as a result of its Reorganization. Similarly, RAF's Board, including all the Trustees who are not "interested persons" of RAF (as defined in the 1940 Act), has unanimously determined that the Reorganization is in the best interests of common shareholders of RAF and that the interests of its Fund's common shareholders will not be diluted as a result of the Reorganization. New RAP's Board, including all the Trustees of New RAP's Board who are not "interested persons" of New RAP (as defined in the 1940 Act), has also determined that its Reorganizations with Old RAP and RAF are each in the best interests of its sole common shareholder, and that the interest of that sole common shareholder will not be diluted as a result of either the Reorganization with Old RAP or the Reorganization with RAF.

        See "Board Considerations".

EXPENSES OF THE FUNDS

Summary of Expense Comparison

        Giving effect to the Reorganizations as if they occurred on January 1, 2008, total annual gross expenses for the year ended December 31, 2008 incurred by common shareholders of Old RAP and RAF in the aggregate would decline from 3.07% and 1.85%, respectively, of average net assets attributable to common shares (for the year ended December 31, 2008) to approximately 1.69% of average net assets attributable to common shares (for the year ended December 31, 2008) for the reorganized New RAP on a pro forma basis, assuming both Reorganizations are consummated. Annual gross expenses do not give effect to any management fee waivers.

        Old RAP's Board, believes that, prospectively, the expense ratios for the reorganized New RAP should be lower after the Reorganizations than Old RAP's expense ratios would be if the Reorganizations did not occur. RAF's Board believes that, prospectively, the expense ratios for the reorganized New RAP should be substantially similar after the Reorganizations to the expense ratios for RAF if the Reorganizations did not occur. Though RAF's Board does not believe that RAF's participation in the Reorganizations will have a substantial effect on its expense ratios, RAF's Board believes that the Reorganizations are in the best interests of RAF's shareholders because of other potential offsetting benefits of the Reorganizations for RAF's shareholders. These potential benefits generally stem from the substantially larger asset base New RAP will have after the Reorganizations relative to RAF's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RAP common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

The Funds' Expenses

        The tables below illustrate the change in operating expenses expected as a result of the Reorganizations. The tables set forth (1) the fees and expenses of each of Old RAP and RAF for the year ended December 31, 2008 and (2) the pro forma fees and expenses of New RAP for the year ended December 31, 2008, assuming New RAP had already been organized and that each of the Reorganizations had been completed at the beginning of such period. The following tables show each Fund's expenses as a percentage of average net assets attributable to common shares as of December 31, 2008. All amounts shown in the tables below are unaudited and are derived from the pro forma financial statements of New RAP for the year ended December 31, 2008 included as Appendix B to the SAI. These pro forma figures are presented for informational purposes only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganizations taken place as of or for the period presented or for any future date or period.

        It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP is consummated. The following table illustrates the anticipated change in operating expenses expected as a result of both Old RAP and RAF approving and participating in their respective Reorganizations with New RAP.

	ACTUAL		PRO FORMA(1)
Common Shareholder Transactions Expenses:	Old RAP	RAF	New RAP
Sales Load (as a percentage of offering price)(2)	None	None	None
Dividend Reinvestment Plan Fees(3)	None	None	None

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares		PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):	Old RAP	RAF	New RAP
Management Fee	1.00%	1.00%	1.00%
Administration Fee	0.39%	0.15%	0.14%
Interest Payments on Borrowed Funds	—	—	—
Other Expenses(4)	1.68%	0.70%	0.55%
Total Annual Gross Expenses	3.07%	1.85%	1.69%
Total Waivers	(0.25)%	(0.25)%	(0.25)%
Total Annual Net Expenses	2.82%	1.60%	1.44%

(1)
The pro forma column shown assumes both of the Reorganizations are completed.

(2)
Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of New RAP common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(3)
Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(4)
In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses", even if accrued or paid on or prior to December 31, 2008, which include, but are not limited to: costs related to the preparation, printing and distribution of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14 and other related materials; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of each Fund agreed that, generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not either individual Fund's Reorganization with New RAP is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to both Funds, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. If both Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $460,000, and the portion of such expenses to be borne by each of Old RAP and RAF is estimated to be $123,519 and $336,481, respectively, of which each Fund had accrued or paid $49,071 as of December 31, 2008. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations. New RAP will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RAP as a Delaware statutory trust, registering and organizing New RAP as an investment company under the 1940 Act, registering New RAP's shares for sale under the 1933 Act, listing New RAP's shares for trading on NYSE Amex and any other expenses incidental to organizing New RAP and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $20,000, which New RAP will charge as an expense. If either Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) its proposed Reorganization, that Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, as indicated above, each Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as of December 31, 2008, each Fund had accrued or paid expenses arising from the planned Reorganizations amounting to $49,071. The table below summarizes each Fund's aggregate NAV attributable to common shares at December 31, 2008; projected annual expense savings to each Fund as a result of the Reorganizations; allocation of Reorganization expenses among the Funds in dollars and percentages (i) based on amounts already accrued or paid as described above, and (ii) for amounts estimated to be incurred, based on the NAVs for the Funds as of December 31, 2008; an estimated pay back period (in months); and the reduction to each Fund's NAV per common share at December 31, 2008 due to the estimated Reorganization expenses not yet accrued or paid. As described above, the Funds had already accrued or paid certain Reorganization expenses as of December 31, 2008; therefore, the column in the table below setting forth the reduction to each Fund's NAV due to estimated Reorganization expenses only reflects reductions to each Fund's NAV due to estimated Reorganization expenses to be accrued or paid after December 31, 2008. The projected annual expense savings and estimated balance of Reorganization expense reflected in the table below are allocated proportionally among the Funds which participate in the Reorganizations based upon their NAVs as of December 31, 2008. Actual Reorganization expenses will be allocated in the manner previously disclosed above. RAF's shareholders will benefit more from the projected annual expense savings of the Reorganizations than Old RAP's shareholders. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay back period, then they may not realize any of the projected expense savings resulting from the reduced aggregate expenses. The NAV per common share of each Fund will be reduced as of the Valuation Date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund accrued or paid after December 31, 2008. The reduction in NAV per common share resulting from the allocation of Reorganization expenses accrued or paid after December 31, 2008 will be greater for RAF than for Old RAP. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RAP and RAF were $16,495,897 and $44,936,829, respectively, and the proportional net asset values as of that date were approximately 27% and

  73%, respectively. The numbers presented in the table are estimates based on the year ended December 31, 2008; actual results may differ.

Fund	Aggregate NAV Attributable to Common Shares	Projected Annual Expense Savings	Reorganization Expenses Paid To Date	Estimated Balance of Reorganization Expenses	Total Estimated Reorganization Expenses	Estimated Payback Period (in Months)	Reduction to NAV per Common Share Due to Estimated Balance of Reorganization Expenses
Old RAP	$16,495,897	$89,940	$49,071	$74,448	$123,519	16.48	$0.04
RAF	$44,936,829	$245,008	$49,071	$287,410	$336,481	16.48	$0.06

        The purpose of the fee table is to assist you in understanding the various costs and expenses that you, as an investor, will bear directly or indirectly.

        The following example is intended to help you compare the costs and expenses of investing in the reorganized New RAP after the Reorganizations with the costs and expenses of investing in the Funds without the Reorganizations. An investor would pay the following costs and expenses on a $1,000 investment in common shares, assuming (1) the total annual gross expense ratio for each Fund (as a percentage of average net assets attributable to common shares) set forth in the tables above for years 1 through 10 and (2) a 5% annual return throughout the period on the original $1,000 investment.

	1 Year	3 Years	5 Years	10 Years
Old RAP	$28	$86	$147	$311
RAF	$16	$50	$86	$187
Pro Forma—New RAP(1)	$14	$45	$77	$169

(1)
Assumes both Reorganizations are completed.

        The examples set forth above assume the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

FINANCIAL HIGHLIGHTS

New RAP

        As indicated above, New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. As such, only historical financial information for Old RAP and RAF is provided below.

Old RAP

        The following schedule presents financial highlights for one common share of Old RAP outstanding throughout the periods indicated. Except where noted, information is derived from Old RAP's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with Old RAP's audited financial statements for the year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in Old RAP's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling Old RAP's toll free number: (866) 790-8165.

	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006
Per Common Share Operating Performance(b)
NAV, Beginning of Period	$20.35	$23.65	$19.08	(c)

Income From Investment Operations
Net Investment Income(d)	.06	.12	.21
Net realized and unrealized appreciation/(depreciation) on investments	(11.00)	2.55	4.40

Net increase (decrease) in NAV from operations	(10.94)	2.67	4.61
Less: Distributions to common shareholders from:
1. Net investment income	—	(3.94)	—
2. Net realized gain on investments	—	(2.03)	—
Common share offering costs charged to capital	—	—	(.04)

NAV, End of Period	$9.41	$20.35	$23.65

Market price, beginning of period	$16.95	$23.41	$20.00

Market price, end of period	$6.43	$16.95	$23.41

Total Return(e)
Total investment return based on:
1. Market price(f)	(62.06)%	(2.99)%	17.05%
2. NAV(f)	(53.76)%	11.80%	23.95%
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income(d)	0.42%	0.45%	1.64	%(g)
2. Expenses, net of fee waivers	2.82%	1.78%	2.25	%(g)
3. Expenses, before fee waivers	3.07%	2.03%	2.50	%(g)
Portfolio Turnover Rate	42.97%	68.69%	27.61%
Net assets attributable to common shares, end of period (000s)	$16,496	$35,710	$41,512

(a)
Commencement of Old RAP's operations.

(b)
Based on average shares outstanding.

(c)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares from the $20.00 offering price. Old RAP paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the Advisor for $20 per share.

(d)
Amounts are net of expenses waived by the Advisor.

(e)
Total returns for periods of less than one year are not annualized.

(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its investment advisory fee.

(g)
Annualized.

See notes to financial statements, which are incorporated herein by reference to Old RAP's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

RAF

        The following schedule presents financial highlights for one common share of RAF outstanding throughout the periods indicated. Except where noted, information is derived from RAF's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with RAF's audited financial statements for the year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RAF's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling RAF's toll free number: (866) 790-8165.

	Year Ended December 31, 2008	For the Period May 25, 2007(a) to December 31, 2007
Per Common Share Operating Performance(b)
NAV, Beginning of Period	$18.09	$19.06	(c)

Income From Investment Operations
Net Investment Income(d)	.12	.04
Net realized and unrealized appreciation/(depreciation) on investments	(8.76)	(.62)

Net decrease in NAV from operations	(8.64)	(.58)
Less: Distributions to common shareholders from:
Net investment income	—	(.35)
Common share offering costs charged to capital	—	(.04)

NAV, End of Period	$9.45	$18.09

Market price, beginning of period	$15.07	$20.00

Market price, end of period	$6.57	$15.07

Total Return(e)
Total investment return based on:
1. Market price(f)	(56.40)%	(22.91)%
2. NAV(f)	(47.76)%	(3.24)%
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income(d)	0.87%	0.32	%(g)
2. Expenses, net of fee waivers	1.60%	1.40	%(g)
3. Expenses, before fee waivers	1.85%	1.65	%(g)
Portfolio Turnover Rate	36.33%	16.99%
Net assets attributable to common shares, end of period (000s)	$44,937	$86,011

(a)
Commencement of RAF's operations.

(b)
Based on average shares outstanding.

(c)
Net asset value at May 25, 2007, reflects the deduction of the average sales load and offering costs of $0.94 per share paid by the holders of common shares from the $20.00 offering price. RAF paid a sales load of $0.90 per share on 4,750,000 common shares sold to the public.

(d)
Amounts are net of expenses waived by the Advisor.

(e)
Total returns for periods of less than one year are not annualized.

(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its investment advisory fee.

(g)
Annualized.

See notes to financial statements, which are incorporated herein by reference to RAF's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

RISK FACTORS AND SPECIAL CONSIDERATIONS

        The proposed Reorganizations will cause the shareholders of Old RAP and RAF to become investors in New RAP. The Reorganizations and the resulting investment in New RAP involve risks. Many of the risks arising from an investment in New RAP are similar to the risks arising from an investment in each of Old RAP and RAF. The following is a brief description of the material risks arising from the Reorganizations, from an investment in New RAP and, where applicable, a comparison of those risks to the different risks of investments in Old RAP and RAF:

Risks Related to the Reorganizations

  Expenses

        While the Funds currently estimate that the Reorganizations, if consummated, will result in reduced aggregate expenses of the Funds by approximately $335,000 per year based on the year ended December 31, 2008, the realization of these reduced expenses will not affect holders of Old RAP or RAF proportionately, may take longer than expected to be realized or may not be realized at all. After the Reorganizations, New RAP is prospectively expected to incur either lower or substantially similar expenses on a per common share basis than each of the Funds currently incurs. However, New RAP may incur higher expenses for a period prior to experiencing such savings or may never experience such savings. See "Expenses of the Funds—The Funds' Expenses". There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, to the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected savings by New RAP, Old RAP and RAF will be reduced.

        Each Fund has incurred expenses related to the Reorganizations. Because the Funds have already incurred, as well as accrued and paid, expenses solely and directly attributable to the Reorganizations, if Old RAP's or RAF's shareholders do not approve their Fund's respective Reorganization with New RAP, Old RAP and RAF will incur expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

  Market Valuation Risk

        Since inception, Old RAP and RAF have each generally traded at a discount to their respective NAVs. After the Reorganizations, New RAP common shares may trade at a greater discount to NAV than did Old RAP common shares prior to the Reorganizations. There can be no assurance as to the extent, if any, to which New RAP's common shares will trade at a discount or premium following the Reorganizations. There also can be no assurance that the Funds' relative historic discounts would continue should the Reorganizations not take place.

  Potential Conflicts of Interest

        The Boards of Old RAP and RAF are comprised of the same Trustees. Mr. Adam D. Portnoy will replace Mr. Gerard M. Martin (a Trustee of Old RAP and RAF) on the Board of New RAP. Although the Trustees have to weigh the benefits and detriments of each Reorganization to the applicable Funds independently, they could be influenced, or appear to be influenced, by factors affecting the other Funds for which they are Trustees.

        Also, as of March 6, 2009, Trustees and officers of the Funds beneficially owned, as a group, approximately 3.50% of the outstanding common shares of Old RAP and 0.11% of the outstanding common shares of RAF. Also, as of the date of this Joint Proxy Statement/Prospectus, Trustees and officers of the Funds beneficially own 100% of the outstanding common shares of New RAP, by virtue of the Advisor's 100% ownership of New RAP's outstanding common shares. The Advisor is beneficially owned by Barry M. Portnoy, a Trustee of New RAP, and Adam D. Portnoy, a Trustee and

the President of New RAP. This disproportionate ownership of the Funds by the Trustees and officers of the Funds may be considered an incentive for the Trustees and officers to favor one Fund's interests over another's. The portfolio managers and all of the officers of the Funds are officers of the Advisor or the Subadvisor. These situations could create, or appear to create, conflicts of interest with respect to a Trustee's determination of which Reorganizations to recommend to Fund shareholders. The disinterested Trustees of the Funds have retained independent counsel to assist them with their consideration of the proposed Reorganizations.

General Risks of Investing in New RAP

  Limited Operating History

        Old RAP has been operational only since May 2006. New RAP is a newly organized non-diversified closed end management investment company with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations and will commence operations after consummation of the Reorganizations.

  Limited Experience of the Advisor

        The Advisor has limited experience managing investment companies like the Funds. The Advisor began the substantial majority of its current business activities in December 2003. As of December 31, 2008, the Advisor had $128 million of assets under management, $61 million of which were assets of the Funds. See "Management of the Funds".

  Limited Experience of the Subadvisor

        MacarthurCook Investment Managers Limited (the "Subadvisor") has limited experience serving as an investment adviser to U.S. investment companies registered under the 1940 Act. The Subadvisor's parent company, MacarthurCook Limited, began the substantial part of its business activities in May 2003, and substantially all of its business to date has been managing funds which focus substantially all of their investments in the Australian market. The Subadvisor became registered with the SEC as an investment adviser in March 2006.

  Economic Climate

        Recent economic developments, both in the domestic and global economy, may increase the risk associated with investing in the New RAP. Dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, initially of mortgage-backed securities, but spreading to credit default swaps and other derivative instruments, have caused many domestic and international financial institutions to seek additional capital both from private and government sources, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the domestic and global financial markets generally and the strength of counterparties. More recently, this economic turmoil has spread beyond the domestic and global banking and financial services industry and has begun to effect companies in all sectors of the global and domestic economy, resulting in drastically reduced earnings, falling stock prices and soaring unemployment. The depth of the current global financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted.

        Consequences of this economic turmoil that may adversely effect New RAP include, among other things:

  •
  a dramatic decline in the value of real estate and securities associated with real estate which may continue for a prolonged period, resulting in a highly volatile and uncertain business environment for investment companies, such as New RAP (and the domestic and foreign REITs and other real estate companies in which it invests), that focus their investments in real estate and real estate-related securities, thus significantly increasing the risk of investing in New RAP;

  •
  a lack of available credit, lack of confidence in the domestic and/or global financial sector and reduced domestic and international business activity, all which could materially and adversely affect New RAP;

  •
  a further significant decline in domestic and international equity markets in general or in the real estate sectors of the market in which Old RAP and RAF invest, which has reduced the value of Old RAP's and RAF's portfolio securities, and which may further reduce the value of the Funds' portfolio securities; and

  •
  the longer these conditions persist, the greater the probability that these factors could have an adverse effect on New RAP's financial results and continued viability.

        Legislation was passed in the U.S. in October 2008 in an attempt to address the instability in the domestic financial markets. Among other things, under one particular component up to $700 billion is made available in an effort to stabilize and support the credit and financial markets. To date, the adoption and partial deployment of this stimulus program, together with other unprecedented measures, has failed to reverse the downward trend in the economy; still though, it is difficult to estimate the degree to which these measures may have mitigated the severity of the crisis to date. More recently, Congress passed the $787 billion American Recovery and Reinvestment Act of 2009, which was designed as a domestic economic stimulus measure. The ultimate result of the implementation of this legislation cannot be predicated and it too may fail to reverse the downward trend in the economy. These pieces of legislation and similar proposals by the U.S. or foreign governments, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may also fail to improve or even stabilize domestic and international financial markets, thereby potentially even worsening the fiscal condition of our country and others and prolonging the negative effects on New RAP. This legislation and other proposals or actions by the U.S. or foreign governments, or U.S. or foreign financial industry regulators, may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect New RAP's investments in ways that New RAP cannot predict.

        Even if legislative or regulatory initiatives or other efforts successfully stabilize and add liquidity to the domestic and/or international financial markets, New RAP may need to modify its investment strategies in order to satisfy new regulatory requirements or to compete in a changed business environment. These regulatory initiatives or other efforts may adversely affect New RAP's ability to manage risk, capitalize on market opportunities and meet its investment objectives. Furthermore, the U.S. government has indicated its willingness to implement additional measures as it may see fit to address changes in market conditions, and further Congressional responses to this financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the U.S. financial system and the fundamental relationship between the U.S. government and the private sector. These future U.S. governmental measures, as well as future governmental measures undertaken by other countries, may have further negative consequences for New RAP and its investments and may diminish future opportunities available to it in ways that cannot be predicted.

        Given the volatile nature of the current market disruption and the uncertainties underlying efforts to mitigate or reverse the disruption, New RAP, the Advisor and the Subadvisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment. Such a failure could materially and adversely affect New RAP's investments and its ability to meet its investment objectives.

  Real Estate Risks

        Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rent rates increase. As occupancies and rents increase, property values increase and new development occurs. As development occurs, occupancies, rents and property values decline. Because leases are usually entered for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and in the prices of their securities.

        The returns available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions, maintenance and required capital expenditures, the income and ability of the real estate company which owns the properties to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. These risks may be particularly acute for companies that engage in development activities. In addition, real property values may be adversely affected by defaults by tenants. The performance of the economy in the area in which the real estate is located affects occupancy, market rental rates and expenses, and has an impact on the income from such properties and their values. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and its ability to control decisions relating to such properties may be limited.

        Due to recent market conditions, the value of real estate and securities associated with real estate has dramatically declined and this decline may continue for a prolonged period. The current decline in the values of real estate and real estate-related securities stems from a recent disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, and has had and likely will continue to have severe expansive and potentially long-term consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors create a highly volatile and uncertain business environment for investment companies, such as New RAP, and the real estate companies in which they invest, that focus their investments in real estate and real estate-related securities and significantly increases the risk of investing in New RAP. These risks include, but are not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others have resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general.

        A number of other risks are also created by New RAP's investment focus on real estate securities, including the following:

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  A portion of New RAP's real estate investments may be in securities of companies that own office or industrial buildings. In recent years, office and industrial occupancies and rents have declined in some countries. In some countries, excessive building and development activities have increased the available supply to an amount substantially in excess of current demand for such buildings. Increases in office and industrial occupancies and rents have historically lagged general economic recoveries.

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  A portion of New RAP's real estate investments may be in securities of companies that own retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of retail firms which lease such properties.

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  A portion of New RAP's real estate investments may be in securities of companies that own apartment buildings. The values of these properties may be affected by changes in employment, personal income and demand caused by the availability of home ownership financing.

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  A portion of New RAP's real estate investments may be in securities of companies that own properties that are leased on a net basis to single tenants. The value of these properties often varies with the financial strength or business prospects of their tenants.

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  A portion of New RAP's real estate investments may be in securities of companies that own other types of specialized real estate, including but not limited to self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in user preferences and general economic conditions.

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  Real estate companies and their securities in which New RAP invests are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and in some countries these costs have tended to increase materially within the past few years; environmental protection laws may hold real estate owners and previous owners responsible for clean up costs which can be material; and other laws sometimes require real estate owners to incur material capital expenditures.

  Foreign Securities Risk

        Investing in foreign securities, especially securities of foreign issuers in countries with less developed financial markets, involves certain risks not involved in investing in U.S. securities, including, but not limited to:

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  less information regarding financial results, financial position, cash flows, ownership, management compensation and other matters;

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  more variation in the application of laws, greater difficulty in accessing the courts, rapid changes in laws and regulations, a lack of transparency in political processes, a less independent judiciary and a lack of judicial experience with complex financial matters which increases the likelihood that a particular issue impacting New RAP may be a matter of unsettled law;

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  less stringent accounting, auditing and financial record keeping or reporting standards and requirements;

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  differing amounts and focus of government regulation or interference in commerce;

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  securities markets which typically include different trading and settlement practices, transaction costs that are higher because of more expensive brokerage or custody procedures, and less regulation, which may lead to a higher potential for fraud or unfair treatment;

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  securities markets which are smaller, have lower trading volumes and less liquidity and which are more volatile; and

  •
  higher and more volatile rates of interest or inflation.

        A foreign securities market may also include a high proportion of issuers whose shares are owned by a limited number of holders and a limited number of issuers who represent a disproportionately large percentage of market capitalization and trading volumes. Such a market may also experience periods of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions. Investments in foreign securities will also expose New RAP to the direct or indirect consequences of political, social or economic changes in the countries in which the issuers are located. Certain countries in which New RAP may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Some Asia Pacific countries are also characterized by political uncertainty and instability. In addition, with respect to certain foreign countries, there is a risk of:

  •
  the possibility of expropriation of assets;

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  confiscatory taxation;

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  difficulty in obtaining or enforcing a court judgment;

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  the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

  •
  diplomatic developments that could affect investments in those countries.

        Even the markets for relatively widely traded foreign securities may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily made by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for New RAP to accurately price its portfolio securities or to dispose of securities at the times determined to be appropriate by the Advisor or the Subadvisor.

        These risks are often increased for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see "Risks—Emerging Market Risks" below.

  Asia Pacific Regions Risks

        Asia Pacific countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability has in the past resulted, and may in the future result, from: (i) rapid growth, such as that experienced by China in the recent past; (ii) popular opposition to authoritarian governments; (iii) popular unrest associated with demands for improved political, economic and social conditions; (iv) internal political and military insurgencies; (v) hostile relations with neighboring countries; (vi) ethnic, religious and racial strife; (vii) natural disasters such as earthquakes, monsoons, and tidal waves; (viii) terrorism; and (ix) public health crises, such as Severe Acute Respiratory Syndrome ("SARS"), or an avian flu pandemic. These factors have sometimes caused substantial economic disruption in the securities and real estate markets of some Asia Pacific countries and they may do so in the future.

        The economies of many Asia Pacific countries are heavily dependent on international trade and are affected by protective trade barriers and the economic conditions of their international trading partners (principally the U.S., Japan, China, and the European Union). The enactment by the U.S. or other principal trading partners of protectionist trade legislation, the reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain Asia Pacific countries. Also, certain Asia Pacific countries often rely on other Asia Pacific countries for a significant amount of their trade and the instability of one Asia Pacific country may cause instability in others. For example, while China has been a primary driver of recent Asia Pacific economic growth, if the economy in China does not maintain its recent pace of growth or contracts, the economies of other Asia Pacific countries are likely to be adversely affected.

        Some Asia Pacific countries in which New RAP may invest have substantial government involvement in business activities and have historically experienced, and may continue to experience, high rates of inflation, high interest rates, currency exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and high unemployment.

  Risks Related to Investments in Japan

        Japan's largest public equity securities market is the Tokyo Stock Exchange, which currently lists approximately $3.1 trillion of securities, including approximately $70.8 billion of securities issued by Japanese real estate companies. As of December 31, 2008, the equity market capitalization of real estate companies in Japan was approximately 32% of the total equity market capitalization of real estate companies in the Asia Pacific region. Japan's total stock of institutional quality real estate is estimated to be worth almost $2.0 trillion.

        In 2002, Japan adopted legislation that provided for real estate investment trusts, or "J-REITs". As of December 31, 2008, there were 40 J-REITs listed on the Tokyo Stock Exchange with a total equity market capitalization of approximately $32.4 billion. In addition to J-REITs, other real estate development companies listed on the Tokyo Stock Exchange had a total equity market capitalization as of December 31, 2008 of approximately $38.4 billion.

        Although Japan is the world's second largest economy, in the past several decades Japan's economy has experienced periods of rapid growth, modest growth and contraction. A prolonged recession in the Japanese economy in the 1990s was caused in large part by market speculation in the late 1980s and early 1990s. The Japanese Ministry of Land, Infrastructure and Transport has reported declines in its Index of Urban Land Prices for each year from 1992 through 2005, in part due to deflationary pressures experienced. Although declines in this index have slowed in recent years and some of the component parts of the index have reported gains, there can be no assurance that land prices will not decline in the future. In the last several years, interest rates in Japan have been very low, in large part due to monetary policies designed to reduce the pressures of deflation. If deflationary pressures increase in Japan, its economy may experience slowed growth or may contract. A contraction in the Japanese economy would have a negative effect on the value of real estate in Japan.

        Industrial production is a large sector of the Japanese economy. As such, Japan's economy is likely more susceptible than economies which are less dependent upon manufacturing to the negative effects of increases in the prices of commodities that have taken place in recent years. In particular as Japan imports approximately 98% of its oil consumption, Japan's economic growth may be tempered by a sustained increase in the price of oil.

        Japan's most significant trading partners are China and the U.S. In particular, trade between Japan and China has been growing at a rapid pace in recent years. As such, any future economic turmoil that may be experienced in China or the U.S. is likely to have a negative impact on the Japanese economy.

  Risks Related to Investments in China and Hong Kong

        Hong Kong is a special administrative region of China which has a somewhat different political and economic system than the rest of China. Hong Kong has the largest public equity securities market in China and many companies whose business is conducted elsewhere in China, as well as companies whose business is in Hong Kong, are listed on the Hong Kong Stock Exchange. As of December 31, 2008, the equity market capitalization of real estate companies listed on the Hong Kong Stock Exchange was approximately 33% of the total equity market capitalization of real estate companies in Asia.

        In 2003, Hong Kong adopted legislation permitting the creation of REITs, but the first REIT public offering did not occur in Hong Kong until November 2005. As of December 31, 2008, there were 7 REITs listed on the Hong Kong Stock Exchange with a combined market capitalization of approximately $6.0 billion. In addition, the Subadvisor estimates that there are other real estate companies listed on the Hong Kong Stock Exchange with total market capitalization of approximately $165.0 billion, including a number of companies whose principal business is located elsewhere in China.

        Investing in Chinese real estate companies involves special risks. For example, throughout most of China land is not available for private ownership. Instead, private companies and individuals acquire land use rights for periods of time, generally between 40 and 70 years depending upon the planned use. At the end of these use periods, the owners of any structures developed on the land will need to negotiate extended land use contracts. It is expected that such extensions will be available on reasonable commercial terms. However, because China has only recently experienced large amounts of private ownership and development of real estate, there is limited historical evidence to support this expectation. Similarly, economic changes in China seem to be occurring faster than social or legal changes. Accordingly, investments in Chinese real estate companies often must be made based on lesser quality of information, legal enforcement of property rights may be more difficult and Chinese real estate companies may be more subject to risks arising from changing governmental policies than in other markets.

        China has one of the highest personal savings rates in the world and its current economic expansion is being driven in part by strong growth in domestic consumption and investment, and to a lesser extent, net export growth. Investment has been robust due to strong government spending on infrastructure as well as a rapid growth in the real estate market. In recent years, the Chinese government has stepped up the tightening of credit availability and adopted various other policy measures to reign in inflation and to control residential house prices.

        The recent slowdown in the global economy and falling equity market prices may lead to negative wealth effects and decrease domestic consumption. Fixed asset investment growth across infrastructure and housing is likely to be tempered by rises in construction prices and policy tightening. Demand for Chinese exports could be expected to decline as a consequence of reduced economic activity in countries that purchase Chinese exports or if protectionist trade policies are adopted, particularly by the U.S., which in turn could negatively impact the Chinese economy. Any slowing of growth in the Chinese economy is likely to adversely affect the prices of Chinese real estate securities.

        The Beijing area experienced very large amounts of real estate development in advance of the 2008 Summer Olympics. Other areas that have experienced similar event driven development activities have sometimes experienced post event real estate value declines. There is a risk that the recent large amount of real estate development in the Beijing area may be followed by declines in the Beijing area real estate values and, if this occurs, the value of investments in securities of Chinese real estate companies which have invested in that area will decline.

  Foreign Currency Risks

        Because New RAP invests in securities denominated or quoted in currencies other than the U.S. dollar, but reports its net asset value and pays most of its expenses and distributions in U.S. dollars, changes in foreign currency exchange rates will affect the U.S. dollar value of its investment securities and its net asset value. For example, even if the securities New RAP owns have unchanged prices on their primary foreign stock exchange, its net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of an existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of an existing investment in the securities denominated in that currency will rise. However, the appreciation of an Asia Pacific currency against the dollar may hurt that country's exports. Because of the export oriented nature of many Asia Pacific economies, such appreciation may slow down the local economy and depress local real estate values and the values of portfolio securities in that country, although this depressive effect may not be immediate.

        Currencies of some Asia Pacific countries may be more volatile than the currencies of other countries and therefore may affect the value of New RAP's investments denominated in such currencies. Certain Asia Pacific countries may have managed currencies which are maintained at artificial conversion ratios to the U.S. dollar rather than at levels determined by the market, which ratios may not be sustainable for long periods. Sudden and large fluctuations and adjustments in a foreign currency's value vis-à-vis the U.S. dollar can have a disruptive and negative effect on U.S. investors. Further, some Asia Pacific countries have restricted, or may in the future restrict, the ability of a securities issuer in which New RAP may invest to make distributions, interest or other payments to investors who are located in other countries due to blockage of foreign currency exchanges or otherwise. Some Asia Pacific governments may impose restrictions on converting local currency to other currencies, effectively preventing foreign investors from selling assets and repatriating funds. The risks associated with a particular foreign currency are greater where there is no significant foreign exchange market for that currency.

  Foreign Tax Risks

        Some Asia Pacific governments may subject New RAP's investment transactions to withholding or other taxes. For example, most Asia Pacific countries impose withholding taxes on distributions paid to foreign owners of securities, and New RAP's earnings will be reduced by these taxes. In addition, New RAP may be subject to foreign taxes on gains with respect to investments in foreign securities.

  Emerging Markets Risks

        New RAP may invest in issuers located or doing substantial business in emerging market countries. Because of less developed markets and economies and less stable governments and governmental institutions, the foreign securities risks of investing in securities of issuers domiciled or doing substantial business in emerging market countries are intensified. These risks include: social and political instability; high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; dependence on exports, especially primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial and legal systems; environmental problems; and custodial services and settlement practices which may not be reliable. Old RAP has not historically, and New RAP has no present intent to invest primarily in markets that are generally considered emerging markets. The Subadvisor currently intends to focus its emerging markets exposure solely on China and India because it believes that the risk/reward relationship for other countries is too weak.

  Fund Distributions

        Old RAP and RAF distribute income, including capital gains, to common shareholders at least annually. New RAP will distribute income, including capital gains, to common shareholders at least annually. Each Fund's distributions are determined from time to time by such Fund's Board and depend upon the actual or anticipated performance of the Fund's investments, expenses and other factors. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. There can be no assurance that New RAP will, after the Reorganizations, pay distributions equal to Old RAP's past distributions, that it will pay any specific amount of distribution in any specific form, that the New RAP's distribution rate will not be less than the current dividend rate of Old RAP or that any capital gains distributions will be paid.

  Financial Markets Risks

        An investment in common shares of New RAP will represent an indirect investment in the equity securities New RAP owns, substantially all of which will be traded on a securities exchange or an over the counter market. The prices of the common stocks of real estate companies and other securities in which New RAP invests will fluctuate from day to day and may, in either the near term or over the long run, decline in value. The value of New RAP's investments and common shares of New RAP may move up or down, sometimes rapidly or unpredictably. The value of the securities New RAP owns and of common shares of New RAP may be affected by a decline in financial markets in general or in the particular Asia Pacific markets in which New RAP's investment securities are traded. An investment in common shares of New RAP at any point in time may be worth less than the amount invested. See "Economic Climate", above.

  Common Stock Risks

        In most markets, common stock have historically generated higher average returns than fixed income securities, but common stock have also experienced significantly more volatility in those returns. Adverse events, such as unfavorable earnings reports, may depress the value of common stocks owned by New RAP. Also, the price of common stock is more sensitive to general movements in the stock market than other types of investments. A drop in the stock market may depress the price of the common stocks owned by New RAP.

  Small Cap Risk

        New RAP may invest in the securities of Asia Pacific real estate companies which may be small companies. There may be less trading in a small company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Furthermore, small company stocks may perform in different cycles than larger company stocks. Generally, shares of small companies can be more volatile than, and at times will perform differently from, large company stocks.

  Non-Diversification Risks

        New RAP is a non-diversified investment company. Because New RAP is non-diversified, as defined in the 1940 Act, it may make a significant part of its investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent New RAP invests a relatively high percentage of assets in the securities of a limited number of issuers, it may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because New RAP's investment portfolio will be less diversified than that of many other investment companies, the value of an investment in common shares of New RAP over time may be more volatile than an investment in a diversified fund.

  Market Discount Risk

        Shares of closed end investment companies frequently trade at a discount to NAV. Historically, Old RAP common shares have traded at a discount to Old RAP's NAV. The trading price of New RAP common shares will be determined by a number of factors, including the performance of New RAP and its investments, market conditions, and the comparative number of New RAP common shares offered for purchase or sale at any given time. Similarly, the value of New RAP's assets will move up and down based on the market prices of its portfolio securities. Accordingly, New RAP's NAV will fluctuate and it is unknown whether the New RAP common shares will trade at, above or below New RAP's NAV. There can be no assurance regarding the trading price of the New RAP common shares to be issued in the Reorganizations.

  Anti-Takeover Risks

        New RAP's declaration of trust and bylaws, as do the declarations of trust and bylaws of each of Old RAP and RAF, contain provisions which limit the ability of any person to acquire control of New RAP or to convert New RAP to an open end investment company. For example, New RAP's Board intends to strictly enforce the provisions in New RAP's declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate, as well as by class, of New RAP's common shares. See "Certain Provisions of the Declaration of Trust". Furthermore, the greater size of New RAP after the Reorganizations could deter persons from attempting to acquire control of New RAP and implement changes that may be beneficial to New RAP common shareholders.

        The Advisor and Reit Management & Research LLC ("Reit Management"), an affiliate of the Advisor, recently entered into a settlement agreement with Bulldog Investors General Partnership and certain affiliated persons (those affiliated persons, together with Bulldog Investors General Partnership, the "Bulldog Group") and exchanged mutual releases with the Bulldog Group. This settlement resolved certain claims and disputes between them. In connection with this settlement, the Advisor, Reit Management and the Bulldog Group entered into a standstill agreement. This standstill agreement generally prohibits the Bulldog Group from acquiring shares of companies managed or advised by the Advisor or Reit Management when doing so would result in an ownership limitation in the governing documents of the applicable company being exceeded and contains various other restrictions and prohibitions on the actions of the Bulldog Group with respect to the companies managed or advised by the Advisor or Reit Management. This standstill agreement could further deter persons from attempting to acquire control of New RAP and implement changes that may be beneficial to New RAP common shareholders.

        Additionally, many provisions contained in New RAP's governing documents, including, as an example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RAP, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders, are different than those contained, if at all, in the governing documents of Old RAP and RAF and some of those differences may further deter persons from attempting to acquire control of New RAP and implement changes that may be beneficial to New RAP common shareholders. For example, New RAP's declaration of trust limits the matters that can be voted on by shareholders of New RAP and the threshold required for approval of matters by shareholders of New RAP varies depending on whether a certain number of New RAP's Trustees have approved a matter. With respect to matters brought before a meeting of shareholders other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of New RAP are listed or a specific provision of New RAP's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in New RAP's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter. The higher voting standard required for approval of matters not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, may deter persons from attempting to implement changes that may be beneficial to New RAP shareholders. New RAP's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of New RAP, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) New RAP's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that New RAP's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) New RAP's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of New RAP.

        Additionally, provisions of New RAP's declaration of trust limit shareholders' ability to elect Trustees. Under New RAP's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of New RAP's investment adviser or involved in the day-to-day activities of New RAP during the one year prior to their election as Trustee. Further, New RAP's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which New RAP's common shares are listed, subject to the voting rights of any class or series of New RAP shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected). New RAP's declaration of trust also provides that Trustees may be removed (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of New RAP entitled to vote for the election of such Trustee. "Cause", under New RAP's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee.

        New RAP's bylaws also limit the ability of shareholders to propose nominations for Trustee or other proposals of business to be considered at annual meetings of shareholders. Pursuant to New RAP's bylaws, only a shareholder who (a) has continuously held the lesser of $2,000 in market value, or 1%, of the shares of New RMR entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such shareholder gives the notice required by New RMR's bylaws, and continuously holds such shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (b) is a shareholder of record at the time of giving notice of a nomination or proposal of other business through and including the time of the annual meeting (including any adjournment or postponement of such annual meeting), (c) is entitled to make nominations or propose other business and to vote at the meeting on such election, or the proposal for other business, as the case may be, and (d) complies with the notice procedures provided in New RAP's bylaws as to nominations of Trustees or other business, may make any nomination or propose other business to be considered by shareholders at the annual meeting of shareholders.

        Also, New RAP's declaration of trust provides for various regulatory and disclosure requirements effecting the Fund or any of its subsidiaries that shareholders of New RAP are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in New RAP or actions affecting New RAP, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on New RAP or any subsidiary of New RAP or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Fund to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of New RAP or any subsidiary of New RAP; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of New RAP necessary to cause the application of such requirement or regulation to not apply to New RAP or any subsidiary of New RAP; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of New RAP by not later than the 10th day after triggering such requirement or regulation, then any shares of New RAP beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

        In addition to the above-mentioned provisions, other provisions of New RAP's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of New RAP, causing a change in the management of New RAP or New RAP's Board or implementing changes that may be beneficial to New RAP common shareholders. A comparison of certain provisions of the governing documents of New RAP with those of Old RAP and RAF, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to the attached Joint Proxy Statement/Prospectus.

  New RAP's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

        The declaration of trust of New RAP, as do the declarations of trust of each of Old RAP and RAF, provides the Board with authority to effect significant transactions without shareholders' approval. For example, unless otherwise required by applicable law, the Board may generally amend the declaration of trust of New RAP or cause New RAP to merge or consolidate, sell all or substantially all of its assets, or liquidate or terminate if 75% of the Trustees approve the transaction. In addition, subject to certain exceptions, the declaration of trust of New RAP, as do the declarations of trust of each of Old RAP and RAF, provides the Board with authority to change New RAP's domicile without shareholder approval.

  The Delaware Statutory Trust Act's Policy of Giving Maximum Effect to the Principle of Freedom of Contract and to the Enforceability of Governing Instruments

        Old RAP and RAF are Massachusetts business trusts, which are governed by their declarations of trust, as contemplated by applicable Massachusetts statutory law, and not by a general corporation law. Similarly, New RAP is also a trust which is governed by contract and the Delaware Statutory Trust Act and not by the Delaware General Corporation Law. The policy of the Delaware Statutory Trust Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments. Delaware courts have strictly enforced contractual provisions contained in governing instruments pursuant to the Delaware Statutory Trust Act and other Delaware business entity laws. As a result of the Delaware Statutory Trust Act's policy and Delaware case law precedent, Delaware courts may strictly enforce the terms of New RAP's governing instruments even where equitable principles might arguably provide otherwise.

  Overlapping Portfolio Managers

        The Funds share the same portfolio managers, who oversee the portfolio management of other funds managed by the Subadvisor. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for a Fund as well as for other funds he manages. A conflict of interest also might arise when a portfolio manager has a larger personal investment in one fund he manages than in another he manages. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds and this could have a detrimental effect on the price or volume of the securities purchased or sold by a Fund. A portfolio manager might devote unequal time and attention to the funds he manages or his other business responsibilities. Additionally, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the funds he manages since the Subadvisor may select brokers that furnish the Subadvisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Subadvisor's view, appropriate assistance to the Subadvisor in the investment decision-making or trade execution processes. See "Portfolio Transactions and Brokerage". Although the Subadvisor attempts to mitigate the risk of a material conflict of interest developing out of the personal and professional activities of the portfolio managers of the Funds, it may not be successful in this regard.

Comparison of Risks of Investing in New RAP versus RAF

        Investments in Old RAP, RAF and New RAP are generally subject to the same risks. Old RAP and New RAP may invest in a broader range of countries than RAF, which may expose Old RAP and New RAP to additional risks associated with investments in such countries.

PROPOSAL 1 AND PROPOSAL 2: REORGANIZATIONS OF OLD RAP AND RAF WITH NEW RAP

        The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. The Funds are registered as non-diversified closed end management investment companies under the 1940 Act. The investment objectives of all of the Funds are substantially similar. Old RAP seeks, and New RAP will seek, capital appreciation. RAF seeks long-term capital appreciation. The Funds also have substantially similar investment policies and risks. In normal market conditions, at least 80% of each Fund's managed assets will be invested in common stock or other equity securities, including preferred shares or debt securities convertible into common stocks, issued by Asia Pacific real estate companies, in the case of Old RAP, or Asia real estate companies in the case of RAF. Each Fund may invest in corporations, trusts, limited liability companies, limited partnerships and entities formed as other legal structures. All such entities are referred to herein as companies. Each Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company, in the case of Old RAP, or an Asia real estate company, in the case of RAF, if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries or Asia countries, respectively. Following the Reorganizations, New RAP will operate pursuant to the same investment objectives and policies of Old RAP. The Funds each also pay the same advisory fee rate to the Advisor and share the same Board, Advisor, Subadvisor and portfolio managers, except that Mr. Gerard M. Martin, a Trustee of Old RAP and RAF, will be replaced by Mr. Adam D. Portnoy on the Board of New RAP. Additionally, the Advisor pays the same subadvisory fee rate to the Subadvisor with respect to each Fund.

        Thus, the primary difference between the Funds is the geographic regions in which they may invest. RAF invests in Asia countries, which include China/Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in Asia. Old RAP invests, and New RAP will invest, in Asia Pacific countries, which include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.

        Each Fund's portfolio holdings by country, as of December 31, 2008, are set forth below:

Old RAP		RAF		Combined New RAP (pro forma)
Japan	37%	Japan	45%	Japan	43%
Hong Kong	30%	Hong Kong	33%	Hong Kong	32%
Others, less than 10%	18%	Others, less than 10%	9%	Others, less than 10%	11%
Short term investments	15%	Short term investments	13%	Short term investments	14%

        In the Reorganizations with each of Old RAP and RAF, New RAP will acquire all of the assets of each of Old RAP and RAF and assume all of the liabilities of each of Old RAP and RAF and New RAP will issue New RAP common shares to Old RAP and RAF, as applicable. Old RAP and RAF will distribute the New RAP common shares to common shareholders of Old RAP and RAF, as applicable, and Old RAP and RAF will each then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate NAV of New RAP common shares received by each of Old RAP and RAF in their respective Reorganizations will equal the aggregate NAV of each of Old RAP's and RAF's respective common shares outstanding on the Valuation Date for the Reorganizations, after giving effect to the share of the costs of the Reorganizations borne by each of Old RAP and RAF, as applicable.

        New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations with Old RAP and RAF. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations and will commence operations after consummation of the Reorganizations. While New RAP's investment objective and policies are identical to Old RAP's, New RAP is organized as a Delaware statutory trust and Old RAP is organized as a Massachusetts business trust. Additionally, though similarities exist between the governing documents of New RAP and Old RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP and RAF. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law." If each Reorganization is consummated, the result will be a New RAP whose assets and liabilities consist of the combined assets and liabilities of Old RAP and RAF. Following the Reorganizations, Old RAP will be the surviving fund for accounting purposes and for purposes of presenting investment performance history. It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP is consummated.

        Each of Old RAP's and RAF's Board, based upon its evaluation of all relevant information, anticipates that the Reorganization of Old RAP and RAF will offer Old RAP's and RAF's respective shareholders potential benefits. In particular, the Boards of Old RAP and RAF believe that certain administrative costs of the combined Fund should be less than the aggregate of those costs for the Funds if they remained on a standalone basis, that the reorganized New RAP resulting from the Reorganizations will have a larger asset base than any of the Funds has currently and that certain fixed administrative costs, such as costs of printing shareholders reports, legal expenses, audit fees, mailing costs and other expenses, will be reduced and spread across this larger asset base; although the magnitude of the benefit for holders of each Fund's common shares will be different, it is expected that each Fund should realize some benefit. Each of Old RAP's and RAF's Board believes that the expense ratios for the reorganized New RAP should prospectively be either lower than or substantially similar to the expense ratios each of Old RAP and RAF would have if Old RAP and RAF do not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses".

Proposal 1: Reorganization of Old RAP with New RAP

        In the Reorganization of Old RAP with New RAP, common shareholders of Old RAP will receive New RAP common shares in exchange for their Old RAP common shares. The aggregate NAV of the New RAP common shares received will be equal to the aggregate NAV of Old RAP common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by Old RAP. New RAP will similarly issue common shares to RAF if RAF's shareholders approve RAF's Reorganization with New RAP.

        Old RAP's Board believes that the expense ratios for the reorganized New RAP should prospectively be lower and that Old RAP's common shares may have greater liquidity after this Reorganization than the expense ratios and trading liquidity Old RAP and its common shares would have if Old RAP does not participate in the Reorganization. See "Expenses of the Funds—The Funds' Expenses."

        Each of Old RAP and RAF pays a management fee to the Advisor at an annual rate of 1.00% of the Fund's average daily managed assets. The Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of each Fund until May 25, 2011, in the case of Old RAP, and until May 25, 2012, in the case of RAF. For each of Old RAP and RAF, the Advisor pays a subadvisory fee to the Subadvisor at an annual rate of 0.375% of the Fund's average daily managed assets. The Subadvisor has contractually agreed to waive a portion of its subadvisory fee so that the fee payable by the Advisor will be equal to 0.25% of the average daily managed assets of each Fund until May 25, 2011, in the case of Old RAP, and until May 25, 2012, in the case of RAF. Following the Reorganizations, the Advisor will provide investment advisory services to New RAP pursuant to the terms of an investment advisory agreement between New RAP and the Advisor, and the Subadvisor will provide investment subadvisory services to New RAP pursuant to an investment subadvisory agreement among New RAP, the Advisor and the Subadvisor. The terms of the investment advisory agreement between New RAP and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RAP and the Advisor, except that the contractual advisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. The terms of the investment subadvisory agreement among New RAP, the Advisor and the Subadvisor are substantively the same as the terms of the existing investment subadvisory agreement among Old RAP, the Advisor and the Subadvisor, except that the contractual subadvisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. As a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the Reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the Reorganization of Old RAP with New RAP were not consummated. This reduction in fees will not decrease or modify the nature or level of the services that the Advisor or the Subadvisor will provide to New RAP relative to what they currently provide to Old RAP and RAF.

        As a result of the Reorganization of Old RAP with New RAP, common shareholders of Old RAP, which is currently organized as a Massachusetts business trust, will become common shareholders of New RAP, which is organized as a Delaware statutory trust, and cease to be common shareholders of Old RAP. Old RAP's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law".

        New RAP's investment objective and policies are identical to Old RAP's. However, though similarities exist between the governing documents of New RAP and Old RAP, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RAP, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of Old RAP with New RAP is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by Old RAP or its common shareholders as a result of the Reorganization.

        In order for the Reorganization of Old RAP with New RAP to take place, Old RAP's common shareholders must approve the proposed Agreement and Plan of Reorganization and related Reorganization between Old RAP and New RAP. Approval of Old RAP's Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a majority of the common shares of Old RAP that vote at the Meeting of Old RAP's shareholders.

        The Board of Old RAP recommends that you vote FOR the proposed Agreement and Plan of Reorganization and related Reorganization.

 Proposal 2: Reorganization of RAF with New RAP

        In the Reorganization of RAF with New RAP, common shareholders of RAF will receive New RAP common shares in exchange for their RAF common shares. The aggregate NAV of the New RAP common shares received will be equal to the aggregate NAV of RAF common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RAF. New RAP will similarly issue common shares to Old RAP if Old RAP's shareholders approve Old RAP's Reorganization with New RAP. It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP be consummated.

        RAF's Board believes that, prospectively, the expense ratios for the reorganized New RAP should be substantially similar after the Reorganizations to the expense ratios for RAF if the Reorganizations did not occur. See "Expenses of the Funds—The Funds' Expenses." Though RAF's Board does not believe that RAF's participation in the Reorganizations will have a substantial effect on its expense ratios, RAF's Board believes that the Reorganizations are in the best interests of RAF's shareholders because of other potential offsetting benefits of the Reorganizations for RAF's shareholders. These potential benefits generally stem from the substantially larger asset base New RAP will have after the Reorganizations relative to RAF's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RAP common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

        While each of the Funds has a focus on capital appreciation, as a result of the Reorganization of RAF with New RAP, RAF shareholders may lose the benefit from investments focused solely on Asia real estate companies, or the impact of such investments may be diluted since New RAP will focus its investments in the broader category of Asia Pacific real estate companies, which also includes companies in countries such as Australia and New Zealand. See "Comparison of Funds: Investment Objectives and Policies." However, RAF's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale, greater diversification and enhanced market liquidity for RAF common shares, as further discussed elsewhere in this Joint Proxy Statement/Prospectus.

        RAF pays a management fee to the Advisor at an annual rate of 1.00% of RAF's average daily managed assets. The Advisor pays a subadvisory fee to the Subadvisor at an annual rate of 0.375% of the Fund's average daily managed assets. The Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of the Fund and the Subadvisor has agreed to waive a portion of its subadvisory fee such that the fee payable will be equal to 0.25% of the Fund's average daily managed assets. RAF's contractual fee waivers expire on May 25, 2012. New RAP has the same contractual management fee and subadvisory fee and the same contractual fee waivers, which will expire on the same date as the expiration date of RAF's contractual fee waivers.

        As a result of the Reorganization of RAF with New RAP, common shareholders of RAF, which is currently organized as a Massachusetts business trust, will become common shareholders of New RAP, which is organized as a Delaware statutory trust, and cease to be common shareholders of RAF. RAF's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of RAF. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RAP, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of RAF with New RAP is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If RAF's Reorganization so qualifies, in general, no gain or loss for United States federal income tax purposes will be recognized by RAF or its common shareholders as a result of the Reorganization.

        In order for the Reorganization of RAF with New RAP to take place, the common shareholders of RAF must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RAF and New RAP. Shareholder approval of RAF's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares of RAF. "Majority of the outstanding" common shares of RAF, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of RAF's common shares present at a meeting of RAF's shareholders, if the holders of more than 50% of RAF's outstanding common shares are present or represented by proxy, or (2) more than 50% of RAF's outstanding common shares.

        The Board of RAF recommends that you vote FOR RAF's proposed Agreement and Plan of Reorganization and related Reorganization.

Comparison of the Funds: Investment Objectives and Policies

        New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations and will commence operations after consummation of the Reorganizations. Consequently, so as to provide a more comprehensive comparison of RAF and New RAP, the table below, unless otherwise indicated, treats Old RAP and New RAP together since their investment objectives and policies are identical.

	New RAP/Old RAP	RAF
Business	Old RAP and RAF are each non-diversified closed end management investment companies organized as Massachusetts business trusts on February 14, 2006 and January 18, 2007, respectively.
New RAP is a non-diversified closed end management investment company organized as a Delaware statutory trust on December 17, 2008.
Net assets as of December 31, 2008	$16.5 million	$44.9 million

	New RAP/Old RAP	RAF
Listing (common shares)	Old RAP is listed on NYSE Amex under the ticker symbol "RAP".	NYSE Amex under the ticker symbol "RAF".
Common shares of New RAP will be listed on NYSE Amex under the ticker symbol "RAP" subject to notice of issuance.
Fiscal year end date	December 31
Investment adviser, investment subadviser and portfolio managers	Investment Adviser: RMR Advisors, Inc. Investment Subadviser: MacarthurCook Investment Managers Ltd. Portfolio managers: Craig Dunstan Roberto Versace
Investment objectives	The Fund's investment objective is capital appreciation.	The Fund's investment objective is long-term capital appreciation.
The Fund's investment objective is a fundamental policy and cannot be changed without shareholder approval.
Non-Diversification	Each Fund is classified as a non-diversified fund, which means each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.
Concentration	The Funds concentrate their investments in the real estate industry.
Primary investments	Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities issued by Asia Pacific real estate companies.	Under normal market conditions, the Fund will invest, at least 80% of its managed assets in securities issued by Asia real estate companies.

	New RAP/Old RAP	RAF

The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries, respectively.

The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia real estate company if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia countries.

Asia Pacific countries include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.

Asia countries include China/Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in Asia.
Current Subadvisor Investment Strategy

The Subadvisor has scaled down each Fund's portfolio to approximately 25 securities. Over the last six months, the Subadvisor has made adjustments to the Fund's portfolio due to the impact of the global credit crisis and the associated economic slowdown. Hotel companies/REITs have been divested as the Subadvisor believes the earnings growth of such companies/REITs will suffer as global leisure and corporate travel slows down. The Subadvisor has also lowered its exposure to the office sector, where it anticipates that rental values will slow as lower commercial activity eventuates, preferring to invest in non-discretionary retail and selected industrial REITs which the Subadvisor believes will be more resilient in the face of the global downturn. The Subadvisor currently intends to focus its emerging markets exposure solely on China and India as the risk/reward relationship for other countries is believed too weak. In light of the current volatile economic climate, the Subadvisor is also holding a portion of each Fund's portfolio in cash as it evaluates target securities on a stock-by-stock basis to determine an appropriate entry point into the market.

	New RAP/Old RAP	RAF
Distributions

The Funds distribute income, including capital gains, to common shareholders at least annually. New RAP will distribute income, including capital gains, to common shareholders at least annually. Each Fund's distributions are determined from time to time by such Fund's Board and depend upon the actual or anticipated performance of the Fund's investments, expenses and other factors.

Foreign REITs

A common type of real estate company, referred to as a real estate investment trust, or REIT, combines investors' funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Real estate companies outside of the U.S. include, but are not limited to, companies with characteristics similar to the REIT structure, in which revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains for the sale of such properties.

A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as, among other things, it meets certain distribution and income requirements and a significant portion of its assets qualify as real estate. Some countries, for example Australia, have a REIT format very similar to that of the U.S. format. Other countries, like Japan, have a REIT format that provides tax benefits similar to U.S. REITs, but these REITs cannot participate in as broad a range of business activities as can U.S. or Australian REITs. Still other countries, like South Korea, have a REIT structure that permits only very limited types of business activities. Other Asia Pacific countries have adopted REIT structures but they are in limited use, and some Asia Pacific countries have not adopted a REIT structure in any form. The Funds refer to real estate companies that operate under a REIT or REIT like structure adopted by an Asia Pacific country as Foreign REITs.

Each Fund invests in companies that are classified as Foreign REITs and in other real estate companies that are not Foreign REITs.

	New RAP/Old RAP	RAF
Other Securities and Transactions

Although each Fund focuses its investments on common stock, including preferred stock and debt securities convertible into common stock, each Fund may invest in other types of securities and transactions, including but not limited to:

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Preferred and Debt Securities.    Each Fund may invest in preferred securities and debt securities. Preferred securities and debt securities generally accrue fixed or floating rate distributions and interest at regular intervals. When selecting preferred or debt securities for investment, the Subadvisor will consider various factors including: (i) whether common shares of the issuers are available to be purchased; (ii) the availability and market prices of other preferred or debt securities of the particular issuers; (iii) the distribution or interest yields; (iv) the tax rates applicable to the distributions or interest; (v) the ratings, if any, applicable to the securities; (vi) the trading liquidity or volume historically experienced or anticipated for the securities; (vii) the issuers' call rights, if any; (viii) other features of the particular securities; and (ix) the quality of the issuers, including their business strengths and weaknesses.

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ADRs, EDRs and GDRs.    Each Fund may invest in securities that are listed or traded in U.S. Dollars, Euros or other currencies on securities markets in the U.S., Europe or elsewhere in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"), respectively.

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Other Strategic Transactions.    Although not intended to be a significant part of each Fund's investment strategy, from time to time each Fund may use various other investment techniques that may involve certain risks and special considerations, including engaging in options or futures trades and short sales as described further in the SAI.

Temporary defensive positions

In anticipation of or in response to adverse market conditions or for cash management purposes, a Fund may temporarily hold all or any portion of its assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities. If a Fund decides to hold some of its assets in cash, the Fund may invest its cash reserves in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when a Fund has such investments, it may not achieve its investment objectives.

  Old RAP's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
Sun Hung Kai Properties Ltd	Common	10.6%
Mitsui Fudosan Co., Ltd.	Common	6.7%
Hang Lung Properties Ltd.	Common	6.4%
Mitsubishi Estate Co., Ltd.	Common	5.6%
Goodman Group.	Common	5.3%
Nippon Building Fund, Inc.	Common	5.1%
China Resources Land Ltd.	Common	3.8%
NTT Urban Development Corp.	Common	3.4%
Sumitomo Realty & Development Co., Ltd.	Common	3.3%
China Overseas Land & Investment Ltd.	Common	2.9%

  RAF's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
Sun Hung Kai Properties Ltd.	Common	13.4%
Mitsubishi Estate Co., Ltd.	Common	10.1%
Mitsui Fudosan Co., Ltd.	Common	8.6%
Hang Lung Properties Ltd.	Common	6.5%
Nippon Building Fund Inc.	Common	6.4%
Hysan Development Company Ltd.	Common	4.4%
Sumitomo Realty & Development Co., Ltd.	Common	4.3%
China Resources Land Ltd.	Common	4.2%
Nomura Real Estate Office Fund, Inc.	Common	3.2%
NTT Urban Development Corp.	Common	2.8%

        The Funds are also subject to other fundamental and non-fundamental investment restrictions. The Funds generally operate pursuant to the same fundamental and non-fundamental investment restrictions with the exception of certain restrictions primarily related to each Fund's individual investment objective, strategy and focus. The following table summarizes these differences. For more information, see "Investment Restrictions" in the SAI.

	New RAP / Old RAP	RAF
Non-Fundamental Investment Restrictions	New RAP and Old RAP will invest, under normal market conditions, at least 80% of each of their respective managed assets in securities issued by Asia Pacific real estate companies unless they provide their shareholders with at least 60 days' prior written notice in compliance with SEC rules.	RAF will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asian real estate companies unless it provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

Capitalization

        The following table sets forth the capitalization of each Fund as of December 31, 2008, and the pro forma combined capitalization of New RAP as if the proposed Reorganizations were consummated on that date. The historical column for New RAP assumes that New RAP had obtained its seed capital as of December 31, 2008. This table should not be relied upon to determine the amount of New RAP shares that will actually be received and distributed.

  (Unaudited)

	ACTUAL
				REORGANIZATION ADJUSTMENTS	PRO FORMA New RAP
	Old RAP	RAF	New RAP
Net assets	$16,495,897	$44,936,829	$100,000	$(381,858)	$61,150,868
Composition of net assets:
Common shares outstanding	1,755,000	4,755,000	5,000	(4,332,843)	2,182,157
Common shares (par value $.001)	$1,755	$4,755	$5	$(4,332)	$2,183
Additional paid-in capital	31,300,655	90,271,841	99,995	4,332	121,676,823
Distributions in excess of net investment income	(125,888)	(326,414)	—	(381,858)	(834,160)
Accumulated net realized loss on investments and foreign currency transactions	(5,795,417)	(15,967,519)	—	—	(21,762,936)
Net unrealized depreciation on investments and foreign currency transactions	(8,885,208)	(29,045,834)	—	—	(37,931,042)
Net assets	$16,495,897	$44,936,829	$100,000	$(381,858)	$61,150,868
NAV per common share	$9.40	$9.45	$20.00	$—	$28.02

Additional Information About Common Shares of the Funds

  General

        The outstanding common shares of each Fund are fully paid and nonassessable by the Fund. The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable.

  Outstanding Securities

        Set forth below is information about each Fund's common shares as of December 31, 2008.

Fund	Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding Exclusive of Amount Held by Fund
Old RAP	Common Shares	Unlimited	—	1,755,000
RAF	Common Shares	Unlimited	—	4,755,000

  Purchase and Sale

        Purchase and sale procedures for the common shares of Old RAP and RAF are identical. Investors typically purchase and sell common shares of Old RAP and RAF through a registered broker dealer on NYSE Amex, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. The post-Reorganization purchase and sale procedures for the common shares of New RAP will be identical to those of Old RAP and RAF.

  Common Share Price Data

        The following table sets forth the high and low sales prices for common shares of each Fund on NYSE Amex for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Old RAP

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$8.33	$11.21	(25.70)%	$4.54	$7.78	(41.65)%
9/30/2008	$13.65	$13.69	(0.29)%	$8.00	$11.36	(29.58)%
6/30/2008	$16.98	$17.82	(4.71)%	$12.50	$14.11	(11.41)%
3/31/2008	$18.00	$16.89	6.57%	$13.09	$13.78	(5.01)%
12/31/2007	$25.23	$27.65	(8.75)%	$16.60	$19.93	(16.71)%
9/30/2007	$25.20	$27.32	(7.76)%	$19.26	$23.90	(19.41)%
6/30/2007	$31.45	$28.10	11.92%	$23.75	$26.56	(10.58)%
3/31/2007	$26.84	$25.55	5.05%	$20.96	$24.63	(14.90)%

RAF*

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$7.89	$10.83	(27.15)%	$4.76	$7.70	(38.18)%
9/30/2008	$12.00	$13.64	(12.03)%	$7.01	$10.59	(33.82)%
6/30/2008	$14.54	$16.87	(13.81)%	$11.53	$15.38	(25.03)%
3/31/2008	$15.18	$17.85	(14.96)%	$11.10	$13.75	(19.27)%
12/31/2007	$17.08	$19.76	(13.56)%	$14.15	$17.35	(18.44)%
9/30/2007	$20.11	$17.99	11.78%	$11.20	$16.07	(30.30)%
6/30/2007	$20.08	$19.06	5.35%	$19.10	$18.06	5.76%

    *
    RAF commenced operations on May 25, 2007.

        As of March 26, 2009, (i) the NAV per common share of Old RAP was $8.56 and the market price per share was $6.10, representing a discount to NAV of 28.74% and (ii) the NAV per common share of RAF was $8.47 and the market price per share was $5.96, representing a discount to NAV of 29.63%.

        The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of each Reorganization. Depending on market conditions, New RAP common shares may trade at a larger or smaller discount or premium to NAV than that at which Old RAP common shares have historically traded. The common shares of New RAP may have a discount or premium to NAV that is greater or less than the discount or premium to NAV of the common shares of RAF on the Valuation Date of its Reorganization.

  Share Repurchases

        Common shares of the Funds have historically generally traded at a discount to NAV. The Boards of the Funds may consider action that might be taken to seek to reduce or eliminate any material discount from NAV that may occur in respect of common shares, which may include the repurchase of common shares in the open market or in private transactions, the making of a tender offer for such shares or conversion of the Fund to an open end investment company. There can be no assurance, however, that any Fund will decide to take any of these actions or that share repurchases or tender offers, if undertaken, will reduce any market discount. Common shareholders do not have the right to cause the Funds to redeem their common shares. Instead, liquidity is provided through trading in the open market. The Funds may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder and subject to the terms of the Funds' bylaws, but are under no obligation to do so.

  Dividends and Distributions

        Old RAP and RAF distribute income, including capital gains, to common shareholders at least annually. New RAP will distribute income, including capital gains, to common shareholders at least annually. Each Fund's distributions are determined from time to time by such Fund's Board and depend upon the actual or anticipated performance of the Fund's investments, expenses and other factors. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. There can be no assurance that New RAP will, after the Reorganizations, pay distributions equal to Old RAP's past distributions, that it will pay any specific amount of distribution in any specific form, that New RAP's distribution rate will not be less than the current dividend rate of Old RAP or that any capital gains distributions will be paid.

  Dividend Reinvestment Plan

        Each Fund has adopted a dividend reinvestment plan ("DRIP"). Holders of common shares have all cash distributions invested in common shares of their applicable Fund automatically unless they elect to receive cash, which is sometimes referred to as an "opt out plan". As part of the DRIP, holders of common shares will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). A shareholder's cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive a shareholder's distributions and additional cash payments under the Cash Purchase Option and either purchase common shares for a shareholder's account in the open market or directly from the respective Fund. If a shareholder elects not to participate in the DRIP, the shareholder will receive all cash distributions in cash paid by check mailed to such shareholder (or, generally, if a shareholder's shares are held in street name, to the shareholder's broker) by Wells Fargo Bank, N.A. as the Funds' paying agent. A shareholder may elect not to participate in the DRIP by contacting Wells Fargo Bank, N.A., at the address or phone number set forth below.

        If a holder of common shares decides to participate in the DRIP, the number of common shares the shareholder will receive will be determined as follows:

          (1)   If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the agent for the DRIP (the "Plan Agent") will receive the distribution in cash and, together with the shareholder's additional cash payments, if any, will purchase common shares in the open market, on NYSE Amex or elsewhere, for the shareholder's account prior to the next ex-dividend date. It is possible that the market price for a Fund's common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to the shareholder in common shares newly issued by the Fund. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, a Fund will determine whether to issue the remaining shares at the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

          (2)   If, on the payment date of the distribution, the market price per common share of a Fund plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for shareholder's account, at a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

        The Plan Agent maintains all shareholder accounts in the DRIP (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information shareholders may need for tax records. Common shares in a shareholder's account will be held by the Plan Agent in non-certificated form. Any proxy a shareholder receives will include all common shares the shareholder has received or purchased under the Plan.

        Shareholders may withdraw from the DRIP at any time by giving written notice to the Plan Agent. If a shareholder withdraws or the DRIP is terminated, the Plan Agent will transfer the shares in such shareholder's account to the shareholder (which may include a cash payment for any fraction of a share in a shareholder's account). Upon request, the Plan Agent will sell a shareholder's shares in the DRIP and send the shareholder the proceeds, minus brokerage commissions to be paid by the shareholder.

        The Plan Agent is not authorized to make any purchases of shares for a shareholder's account if doing so will result in the shareholder owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to the shareholder in cash.

        Participation in the DRIP or the Cash Purchase Option will not relieve the shareholder of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions the shareholder receives which are credited to the shareholder's account under a DRIP rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve a shareholder of tax obligations arising from a shareholder's receipt of that Fund's distributions even though the shareholder does not receive any cash (i.e., capital gains and income may be realized).

        The Plan Agent's administrative fees will be paid by the relevant Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Funds. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of Fund shares pursuant to the DRIP including the Cash Purchase Option. Each Fund may amend or terminate its DRIP or the Cash Purchase Option if the Fund's Board determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the DRIP except after prior notice to DRIP participants. Requests for additional information about and all correspondence relating to the DRIP should be directed to Wells Fargo Bank, N.A. (the "Administrator"), at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854, or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank, N.A., 161 Concord Exchange, South St. Paul, MN 55075. Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary should not contact the Administrator with DRIP correspondence, or opt out Cash Purchase Option or other requests. If a shareholder owns shares in street name, the shareholder must instead contact the shareholder's broker, financial advisor or intermediary. If a shareholder owns shares in street name, the shareholder may not be able to transfer the shares to another broker and continue to participate in the DRIP.

Preferred Shares

        Each Fund's declaration of trust authorizes the issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by such Fund's Board. Such shares may be issued by action of the Board without approval by common shareholders. The Fund would bear the costs associated with any issuance of preferred shares. Holders of Fund common shares have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any preferred shares issued by a Fund would have special voting rights and a liquidation preference over the common shares. Issuance of preferred shares would constitute financial leverage and would entail special risks to the common shareholders. The Funds have no present intent to issue preferred shares and none have been issued as of the date of this Joint Proxy Statement/Prospectus.

Borrowings

        Each Fund's declaration of trust authorizes the applicable Fund, without prior approval of Fund shareholders, to borrow money. Each Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all such Fund's assets as security. Each Fund's declaration of trust authorizes the Fund's Board to pledge all or substantially all the Fund's assets to secure the Fund's borrowings without shareholder approval. In connection with such borrowing, a Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

        Borrowings by the Funds are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements the Funds enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

        A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a common shareholder. The terms of the Fund's borrowings may contain provisions which limit the Fund's activities, including the payment of distributions to common shareholders, in some circumstances.

        The 1940 Act grants (in certain circumstances) a Fund's lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair a Fund's status as a regulated investment company under the Code, each Fund, subject to its ability to liquidate assets, intends to repay its borrowings.

        The Funds have no present intent to borrow money for leveraging purposes.

Certain Provisions of the Declarations of Trust and Bylaws

        Massachusetts business trust law does not specifically provide that the shareholders of Old RAP or RAF are not subject to any personal liability for any claims against, or liabilities of, such Funds solely by reason of being or having been a shareholder of Old RAP or RAF. Under the Delaware Statutory Trust Act, shareholders of New RAP will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

        There is a remote possibility, however, that New RAP's shareholders could, under certain circumstances, be held liable for New RAP's obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving New RAP's obligations. Each Fund's declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that a Fund or its Trustees enter. Each Fund's declaration of trust provides for indemnification out of the Fund's property of any shareholder held liable on account of being or having been a shareholder of the Fund. Thus, a Fund shareholder's risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts contract law and trust law, in the case of Old RAP and RAF, or Delaware statutory trust law, in the case of New RAP, concerning limited liability of shareholders of a Massachusetts business trust or Delaware statutory trust, as applicable, the complaining party is held not to be bound by a Fund's disclaimer, and the Fund is unable to meet its indemnification obligations.

        Each Fund's declaration of trust or bylaws contains provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open end fund, including, but not limited to, the following:

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  Each Fund's Board is divided into three classes, each having a term of three years except that New RAP's Board's classes will have initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of Trustees expires and new Trustees are elected for terms of three years. This provision of each Fund's declaration of trust could delay for up to two years the replacement of a majority of a Fund's Board.

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  The number of Trustees on each Fund's Board is currently five. However, a Fund's Board may increase the number of Trustees. Vacancies on a Fund's Board, including vacancies caused by an expansion in a Fund's Board, may be filled by a majority action of the Fund's Trustees then in office. These provisions of each declaration of trust may prevent a change in the majority of a Fund's Board for longer than two years. Furthermore, under New RAP's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees", meaning that such Trustees are required to be individuals who have been employees, officers or directors of New RAP's investment adviser or involved in the day-to-day activities of New RAP during the one year prior to their election.

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  A Trustee of Old RAP or RAF may only be removed from office for cause and by a vote of 75% of the Fund's shares entitled to vote for election of such Trustee. A Trustee of New RAP may only be removed from office (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of New RAP entitled to vote for the election of such Trustee. "Cause", under New RAP's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee.

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  New RAP's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which New RAP's common shares are listed, subject to the voting rights of any class or series of New RAP shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected).

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  Each Fund's declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our shares.

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  New RAP's declaration of trust provides for various regulatory and disclosure requirements affecting New RAP or any of its subsidiaries that shareholders of New RAP are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in New RAP or actions affecting New RAP, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on New RAP or any subsidiary of New RAP or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with New RAP to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of New RAP or any subsidiary of New RAP; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of New RAP necessary to cause the application of such requirement or regulation to not apply to New RAP or any subsidiary of New RAP; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Fund by not later than the 10th day after triggering such requirement or regulation, then any shares of New RAP beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

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  The affirmative vote of 75% of a Fund's Board and of 75% of each class of a Fund's shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company, which is a higher voting standard than required by the 1940 Act.

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  Except as otherwise described in this Joint Proxy Statement/Prospectus, the following actions require the affirmative vote or consent of a majority of the Trustees of a Fund then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, the affirmative vote of a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present:

  •
  the merger or consolidation or share exchange of the Fund or any series or class of the Fund's shares with or into any other person or entity or of any such person or entity with or into the Fund or any series or class of the Fund's shares;

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  the sale, lease or transfer of all or substantially all of the Fund's assets; or

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  the liquidation or termination of the Fund.

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  With respect to matters brought before a meeting of New RAP's shareholders, other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the common shares of New RAP are listed or by a specific provision of New RAP's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in New RAP's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter.

    If any of the foregoing actions are approved by 75% of the Fund's Board then in office, then the shareholder vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of shares voted or (ii) the least amount permitted by applicable law.

    Notwithstanding the above, only a majority vote of a Fund's Board then in office is required to encumber, pledge or secure any or all our assets in connection with the Fund's use of leverage.

  •
  The provisions of each Fund's declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of a Fund's Board then in office and 75% of a Fund's shares entitled to vote on the matter; provided, however, that only a majority vote of a Fund's Board is required to change the Fund's domicile of existence without changing the substance of the Fund's declaration of trust; and, provided, further, that if the amendment is approved by 75% of a Fund's Board then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the lesser of (i) a majority of shares voted or (ii) the least amount legally required.

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  Each of Old RAP's and RAF's declaration of trust, and New RAP's bylaws, contain provisions which generally prevent shareholder nominations of Trustees from being considered at shareholder annual meetings unless specified or requested information is provided and the Fund receives notice of these matters at least 90 and not more than 120 days, with respect to Old RAP and RAF, and at least 120 days and not more than 150 days, with respect to New RAP, prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements set forth in each Fund's declaration of trust and bylaws. Under New RAP's bylaws, only a shareholder who, among other things, has continuously held the lesser of $2,000 in market value, or 1%, of New RAP's shares entitled to vote at the meeting for at least one year from the date of giving the notice required by New RAP's bylaws and through the time of the meeting, has been a shareholder of record during the one year immediately preceding the submission of a notice and who continues to be a shareholder at the time of the submission of a notice through the time of the meeting, may make nominations or propose other business to be considered by shareholders at an annual meeting. Except as may be required by applicable law, shareholder nominations that meet the requirements of a Fund's declaration of trust and bylaws will not be included in the Fund's proxy for an annual meeting unless those nominations are also supported by the Fund's Board, but they may be considered at the annual meeting whether or not they are supported by the Fund's Board.

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  Each Fund's declaration of trust and bylaws permit shareholder meetings to be called only by a Fund's Board, subject to the provisions of applicable law.

        The votes required to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act, subject to exception.

        New RAP's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of New RAP, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) New RAP's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that New RAP's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) New RAP's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of New RAP.

        Similar to the declarations of trust of Old RAP and RAF, New RAP's declaration of trust provides that shareholders will be liable to and indemnify New RAP from and against, all costs and expenses, including reasonable attorneys' and other professional fees, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of New RAP's declaration of trust or bylaws or any action against New RAP in which the shareholder is not the prevailing party. Under New RAP's declaration of trust, any amounts owed by a shareholder pursuant to the previous sentence accrue interest from the date the costs are incurred until the date of payment at a rate equal to the lesser of New RAP's highest marginal borrowing rate, and the maximum amount permitted by law.

        New RAP's declaration of trust also contains provisions that limit the ability of shareholders to bring derivative claims on behalf of New RAP or a class or series of shares or shareholders of New RAP. Among the other procedures and requirements set forth in New RAP's declaration of trust, to bring a derivative claim, a shareholder must first make demand on the Trustees requesting the Trustees to bring or maintain the derivative claim and such demand shall have the support of shareholders owning a majority of the outstanding class or series of shares of New RAP affected by the proposed action, proceeding or suit. If the Independent Trustees (as defined in New RAP's bylaws) determine not to bring or maintain a derivative claim, then such decision may only be overridden by the vote of 75% of the outstanding class or series of shares of New RAP affected by the proposed action, proceeding or suit.

        New RAP's declaration of trust also contains provisions that require that any disputes, claims or controversies, brought by or on behalf of a shareholder of New RAP (whether a shareholder of record or beneficial owner, or a former shareholder of record or beneficial owner), either on the shareholder's own behalf, on behalf of New RAP or on behalf of any series or class of shares or shareholders of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor) or other agents or employees, including disputes, claims or controversies relating to the meaning, interpretation, effect validity, performance or enforcement of New RAP's declaration of trust or bylaws, shall on the demand of any party to such dispute, claim or controversy be resolved through arbitration. The requirement to arbitrate includes a requirement to arbitrate derivative actions against Trustees, officers or investment adviser of the Fund and class actions by shareholders of New RAP against those individuals or entities and the Fund.

        The provisions of each Fund's declaration of trust described above could have the effect of depriving common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with the Fund's management and Board regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. There are other provisions of each Fund's declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read the applicable Fund's declaration of trust and bylaws on file with the SEC for the full text of these provisions. The declaration of trust and bylaws of New RAP are attached as Appendix D and Appendix E, respectively, to the SAI.

        In addition to the above-mentioned provisions, other provisions of New RAP's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of New RAP, causing a change in the management of New RAP or New RAP's Board or implementing changes that may be beneficial to New RAP common shareholders. A comparison of certain provisions of the governing documents of New RAP with those of Old RAP and RAF, together with a comparison of Delaware statutory trust law and the Massachusetts business trust law, is included as Appendix 1 to this Joint Proxy Statement/Prospectus. Since New RAP has no historical operations, no historical financial information is presented for New RAP. See also the Declaration of Trust of New RAP and the Bylaws of New RAP attached as Appendix D and Appendix E, respectively, to the SAI.

Management of the Funds

  Trustees and Officers

        Each Fund's Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund's operations. Each of the Trustees serves as a Trustee of each of the other closed end investment companies for which the Advisor serves as investment adviser, including each of the Funds, except that Gerard M. Martin, a Trustee of Old RAP and RAF, will be replaced by Adam D. Portnoy on the Board of New RAP.

        The overall management of each Fund's business is controlled by its Board. Each Fund's Board approves all significant agreements between the Fund and companies providing services to the Fund. Each Fund's day to day operations are delegated to the Fund's officers and to the Advisor, subject always to the Fund's investment objectives, restrictions and policies and to the general supervision of the Fund's Board. New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP's investment objective and policies are identical to Old RAP's. However, New RAP is organized as a Delaware statutory trust and Old RAP is organized as a Massachusetts business trust. Additionally, though similarities exist between the governing documents of New RAP and Old RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of the Old RAP and RAF. Further, under New RAP's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of New RAP's investment adviser or involved in the day-to-day activities of New RAP during the one year prior to their election as Trustee. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        One of the Trustees of each Fund is the beneficial owner of a controlling interest in the Advisor. Some of the Funds' officers are also officers of Reit Management and its affiliates, including the Advisor. The names and business addresses of each Fund's Trustees and officers and their principal occupations and other affiliations during the last five years, as well as additional relevant information, are set forth under "Management of the Funds" in the SAI.

  The Advisor and the Administrator

        The Funds' Advisor has a limited history, having been founded in 2002 and having begun the substantial majority of its current business activities in December 2003. As of December 31, 2008, the Advisor had $128 million of assets under management, $61 million of which were assets of the Funds. The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2008, the entities managed by the Advisor and Reit Management have a total market capitalization of nearly $12 billion. The Advisor is owned by Barry M. Portnoy and Adam D. Portnoy. The Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

        As of the date of this Joint Proxy Statement/Prospectus, the Advisor is New RAP's sole shareholder. As a result, New RAP is controlled by the Advisor and is under common control with other persons controlled by the Advisor or its controlling persons. New RAP expects that upon completion of its Reorganizations with Old RAP and RAF, it will no longer be controlled by the Advisor, or under common control with any other person.

  The Subadvisor

        The Funds' Subadvisor is a wholly owned subsidiary of MacarthurCook Limited ("MacarthurCook"). MacarthurCook is an Australian based specialist manager of public real estate securities, private equity real estate and real estate debt. MacarthurCook is a publicly owned company trading on the Australian Stock Exchange under the ticker "MCK". MacarthurCook began the substantial part of its business activities in May 2003. MacarthurCook is a holding company which conducts substantially all of its business through subsidiaries, including the Subadvisor (together, the "MacarthurCook Group"). As of December 31, 2008, the MacarthurCook Group managed eleven non-U.S. investment funds with over A$1.3 billion of assets that invest primarily in Asia Pacific real estate securities and other real estate assets (together, the "MacarthurCook Funds"). The MacarthurCook Funds range from real estate property funds to mortgage funds and real estate securities funds. Substantially all of the assets of the MacarthurCook Funds are located in Australia or listed on the Australian Stock Exchange. The Subadvisor became registered with the SEC as an investment adviser in March 2006. The Subadvisor and MacarthurCook are located at Level Four, 30 Collins Street, Melbourne, Victoria 3000, Australia, telephone number (011) 613 9660 4555.

  Portfolio Managers

        Each of the Funds' portfolio managers are:

        CRAIG DUNSTAN.    Mr. Dunstan has been a portfolio manager of each Fund since its inception. Mr. Dunstan is Managing Director and Chief Investment Officer of MacarthurCook and the Subadvisor. Mr. Dunstan founded MacarthurCook in 2002 and has been its Managing Director and Chief Investment Officer since that time. Previously, Mr. Dunstan was the General Manager of Financial Services and Chief Investment Officer of Australian Unity, a company in the investment management and insurance businesses.

        ROBERTO VERSACE.    Mr. Versace has been a portfolio manager of each Fund since July 17, 2008 and Mr. Versace has been a Fund Manager at MacarthurCook since July 2007. From September 2005 to June 2007, Mr. Versace was employed by the global investment and advisory firm Babcock & Brown as part of its Global Real Estate Team. From September 2000 to June 2004, Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds.

        The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

  Advisory Agreement

        Under each Fund's investment advisory agreement with the Advisor, the Advisor oversees each Fund's investment program and the Subadvisor and generally manages each Fund's business affairs in accordance with its investment objective and policies, subject to the general supervision of the Fund's Board. The Advisor also provides persons satisfactory to each Board to serve as the Fund's officers. Each Fund's officers, as well as its other employees and trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including Reit Management.

        Pursuant to each Fund's investment advisory agreement, each Fund has agreed to pay the Advisor a management fee for its investment management services computed at the percentage rate set forth below based on the Fund's average daily managed assets, payable monthly. As of December 31, 2008, the annual fee that each Fund pays to the Advisor as a percentage of average net assets attributable to its common shares is set forth below. The Advisor has contractually agreed to waive a portion of its management fee equal to a percentage of each Fund's average daily managed assets in the amount and for the duration set forth below. The annual fee waivers as a percentage of the Fund's average net assets attributable to its common shares, calculated as of December 31, 2008, are set forth below. A Fund's "managed assets" consists of its net assets attributable to common shares, plus the liquidation preference of Fund preferred shares outstanding, if any, and the principal amount of Fund borrowings, if any. Each of Old RAP's and RAF's Boards, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of Old RAP and RAF, as applicable, last approved the continuation of its respective Fund's investment advisory agreement on September 17, 2008, and a discussion regarding the basis for each Board approving the continuance of each investment advisory agreement is available in each respective Fund's annual report to its shareholders for the fiscal year ended December 31, 2008, filed with the SEC on Form N-CSR on February 25, 2009.

        New RAP's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of New RAP, approved the investment advisory agreement between the Advisor and New RAP on January 28, 2009. Separately, the sole shareholder of New RAP approved the investment advisory agreement between the Advisor and New RAP on March 26, 2009. Pursuant to its terms, the investment advisory agreement between the Advisor and New RAP will remain in effect for an initial period of two years, and from year to year thereafter if approved annually: (i) by New RAP's Board or by the holders of a majority of New RAP's outstanding voting shares; and (ii) by a majority of New RAP's Trustees who are not "interested persons" (as defined in the 1940 Act) of New RAP, by vote cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement between New RAP and the Advisor terminates automatically on its assignment. A discussion regarding the basis for the approval of the investment advisory agreement between New RAP and the Advisor by New RAP's Board will be made available in New RAP's semi-annual report to shareholders for the period ended June 30, 2009.

	Management Fee/Fee Waiver (as a percentage of average net assets attributable to common shares)
	Old RAP	RAF	New RAP(1)
Management Fees(2)	1.00%	1.00%	1.00%
Fee Waiver(3)	0.25%	0.25%	0.25%

Net Management Fee (taking into account the fee waiver)	0.75%	0.75%	0.75%

    (1)
    New RAP was not organized until December 17, 2008.

    (2)
    The Funds do not pay the Subadvisor for services under their subadvisory agreements, but the Advisor pays the Subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. The Subadvisor has agreed to waive a portion of its subadvisory fee such that the fee payable will be equal to 0.25% of the Fund's average daily managed assets. This contractual fee waiver by the Subadvisor will expire on May 25, 2011 for Old RAP and May 25, 2012 for RAF and New RAP.

    (3)
    The Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of each Fund's average daily managed assets. This contractual fee waiver will expire for Old RAP, RAF and New RAP on May 25, 2011, May 25, 2012 and May 25, 2012, respectively.

        In addition to the fee paid to the Advisor, each Fund pays all other costs and expenses of its operations (other than the fee paid to the Subadvisor pursuant to the subadvisory agreement), including, but not limited to, compensation of the Fund's Trustees (other than those affiliated with the Advisor), custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's DRIP and taxes, if any.

  Subadvisory Agreement

        Under each Fund's investment subadvisory agreement with the Subadvisor, the Subadvisor makes investment decisions for the Fund and generally manages the Fund's assets in accordance with its investment objective and policies, subject to the general supervision of the Advisor and the Board. Each Fund does not pay the Subadvisor for services under the subadvisory agreement, but the Advisor pays the Subadvisor a monthly fee equal to an annual rate of 0.375% of each Fund's average daily managed assets. The Subadvisor has agreed to waive a portion of its subadvisory fee such that the fee payable will be equal to 0.25% of the Fund's average daily managed assets. Old RAP's contractual fee waiver expires on May 25, 2011 and RAF's and New RAP's contractual fee waivers expire on May 25, 2012.

        Each of Old RAP's and RAF's Boards, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of Old RAP or RAF, as applicable, last approved the continuation of its respective Fund's investment subadvisory agreement on September 17, 2008, and a discussion regarding the basis for each Board approving the continuance of each investment subadvisory agreement is available in each respective Fund's annual report to its shareholders for the fiscal year ended December 31, 2008, filed with the SEC on Form N-CSR on February 25, 2009.

        New RAP's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of New RAP, approved the investment subadvisory agreement among the Advisor, the Subadvisor and New RAP on January 28, 2009. Separately, the sole shareholder of New RAP approved the investment subadvisory agreement between the Advisor and New RAP on March 26, 2009. Pursuant to its terms, the investment subadvisory agreement among the Advisor, the Subadvisor and New RAP will remain in effect for an initial period of two years, and from year to year thereafter if approved annually: (i) by New RAP's Board or by the holders of a majority of New RAP's outstanding voting shares; and (ii) by a majority of New RAP's Trustees who are not "interested persons" (as defined in the 1940 Act) of New RAP, by vote cast in person at a meeting called for the purpose of voting on such approval. The investment subadvisory agreement among the Advisor, the Subadvisor and New RAP terminates automatically on its assignment. A discussion regarding the basis for the approval of the investment subadvisory agreement among the Advisor, the Subadvisor and New RAP by New RAP's Board will be made available in New RAP's semi-annual report to shareholders for the period ended June 30, 2009.

  Advisory and Subadvisory Fee Waivers

        The terms of the investment advisory agreement between New RAP and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RAP and the Advisor, except that the contractual advisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. The terms of the investment subadvisory agreement among New RAP, the Advisor and the Subadvisor are substantively the same as the terms of the existing investment subadvisory agreement among Old RAP, the Advisor and the Subadvisor, except that the contractual subadvisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. As a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the Reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the Reorganization of Old RAP with New RAP were not consummated. This reduction in fees will not decrease or modify the nature or level of the services that the Advisor or the Subadvisor will provide to New RAP relative to what they currently provide to Old RAP and RAF.

  Administration Agreement

        The Advisor performs administrative functions for each Fund pursuant to an Administration Agreement with each Fund. Under the supervision of the Advisor, State Street Bank and Trust Company ("State Street") has been selected as subadministrator to provide each Fund with substantially all fund accounting and other administrative services, as more completely described in the SAI. Administrative costs are reimbursed by the Funds to the Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by the Funds, the Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of each Fund's average daily managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with minimum annual fees of $95,000 for each of Old RAP and RAF, and with minimum annual fees of $120,000 for New RAP. State Street is paid on a monthly basis.

  Disinterested Trustee Compensation

        Trustees who are "interested persons," as defined in the 1940 Act, of a Fund receive no compensation from the Fund for services as a Trustee of the Fund. Disinterested Trustees of the Funds do receive compensation from the Funds. Until changed by a vote of the Board, the compensation payable to each disinterested Trustee is as follows. The Boards of the Funds have deferred establishing 2009 annual retainers until after the Meeting.

Timing and Description	Amount
For each meeting of the Board or a Board committee of a Fund which is attended, an attendance fee per Fund, per meeting, up to a maximum of $1,000 per meeting day for all Funds, such fees to be allocated pro rata among the Funds meeting that day	$500

        In addition to the compensation paid to disinterested Trustees, each Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees. New RAP intends to continue to reimburse its disinterested Trustees in this manner following the Reorganizations. See the SAI for additional information regarding compensation paid by the Funds to the Funds' disinterested Trustees.

  Net Asset Value

        The Funds determine the NAV of their common shares on each day NYSE Amex, is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier or later closing time that day. The Funds determine net asset value per common share by dividing the value of their respective securities, cash and other assets (including interest accrued but not collected) less all of their respective liabilities (including accrued expenses and distributions payable) by the number of shares outstanding for the relevant Fund.

        Determinations of NAV are made in accordance with generally accepted accounting principles. The foreign securities the Funds hold are valued in U.S. dollars by their custodian based on foreign currency exchange rate quotations supplied by an independent quotation service. Investment securities of the Funds are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the mean of the last available bid and asked prices on that day. Any of the Funds' securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the

Funds at fair value as determined in good faith under the supervision of the Funds' Boards. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, regulatory releases, cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security has other securities outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost, which when combined with interest accrued, approximates market value.

        Because most foreign markets close before NYSE Amex, the Funds calculate their NAVs using information from the principal trading markets for their portfolio securities as of the last closing of these markets which immediately precedes the closing time of NYSE Amex on the day the Funds determine their respective NAVs. Occasionally, events occur after the principal foreign exchange on which such foreign securities trade has closed, but before NYSE Amex closes and the Funds determine their respective NAVs, that could affect the value of the securities the Funds own or cause their prices to be unreliable. If these events are expected to materially affect a Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of NYSE Amex, as determined in good faith under procedures established by each Fund's Board.

  Portfolio Transactions and Brokerage

        Subject to the supervision of each Fund's Board, decisions to buy and sell securities for a Fund and negotiation of the brokerage commissions which a Fund pays are made by the Advisor or the Subadvisor (each, an "Investment Advisor"). Transactions on U.S. stock exchanges involve payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price a Fund pays usually includes an undisclosed dealer commission or mark up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

        Subject to the supervision of each Fund's Board, an Investment Advisor is authorized to employ such securities dealers and brokers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, an Investment Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, an Investment Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        An Investment Advisor may select brokers that furnish an Investment Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in an Investment Advisor's view, appropriate assistance to the Investment Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of an Investment Advisor's clients. Such products and services may disproportionately benefit other client accounts relative to a Fund's account based on the amount of brokerage commissions paid by a Fund and such other client accounts. To the extent that an Investment Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. An Investment Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services an Investment Advisor believes are useful in its decision-making or trade execution processes.

        An Investment Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires an Investment Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Investment Advisors believe that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        Investment decisions for the Funds and any other entities which are or may become investment advisory clients of the an Investment Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by a Fund may also be appropriate for other Funds and other clients served by an Investment Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the other Funds or clients served by an Investment Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Advisor. An Investment Advisor may aggregate orders for a Fund with simultaneous transactions entered into on behalf of other Funds or its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of each of the Funds' Trustees that the desirability of the Funds having advisory arrangements with the Investment Advisors outweighs any disadvantages that may result from contemporaneous transactions.

  Other Service Providers

        State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111 is custodian for each of the Funds. The custodian performs custodial, fund accounting and portfolio accounting services for each Fund. Each Fund's transfer agent and dividend paying agent with respect to common shares is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

Additional Information About the Reorganizations

  Description of the Reorganizations

        Shareholders of Old RAP and RAF are each being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to the SAI as Appendix C. Additional information about each Reorganization and each Agreement is set forth below under "Additional Terms of the Agreements and Plans of Reorganization". The Agreements provide for Reorganizations on the following terms:

  •
  It is expected that the Valuation Date for the Reorganizations will be at 4:00 p.m., Eastern time, on the closing date of the Reorganizations. Although the Boards expect the closings to occur on June 5, 2009, the actual closing date of the Reorganizations may change. On the closing date, each of Old RAP and RAF will transfer all of its assets to New RAP and New RAP will assume all of the liabilities of each of Old RAP and RAF, resulting in the addition of the assets of each of Old RAP and RAF to New RAP's portfolio. The NAV of each Fund will be computed on the Valuation Date. The completion of the Reorganizations is subject to the receipt of the requisite approval of the shareholders of Old RAP and RAF and the satisfaction of other conditions described below. It is a condition to the consummation of RAF's Reorganization with New RAP that Old RAP's shareholders approve Old RAP's Reorganization with New RAP and that Old RAP's Reorganization with New RAP is consummated.

  •
  New RAP will issue, and cause to be listed on NYSE Amex, New RAP common shares in an amount equal to the aggregate value of the net assets of each of Old RAP and RAF attributable to its common shares, after giving effect to the share of the costs of the Reorganization borne by the applicable Fund. Following the consummation of each Reorganization, the New RAP common shares will be distributed to common shareholders of record of each applicable Fund by that Fund in proportion to their holdings as of the Valuation Date in exchange for those shareholders' Fund common shares. As a result, common shareholders of Old RAP and RAF will become common shareholders of New RAP and cease to be common shareholders of Old RAP and RAF, respectively.

  •
  After the Reorganizations are completed and the New RAP common shares are distributed by the applicable Fund to its shareholders, that Fund will dissolve under applicable state law and terminate its registration under the 1940 Act.

        The distribution of New RAP common shares will be accomplished by opening new accounts on the share ledger records of New RAP in the names of the common shareholders of each of Old RAP and RAF and transferring to those accounts the amount of New RAP common shares due to such shareholders based on their respective holdings in each Fund as of the Valuation Date. See "Additional Information About the Reorganizations—Additional Terms of the Agreements and Plans of Reorganization" below for a description of the procedures to be followed by Old RAP's and RAF's shareholders to obtain New RAP common shares.

  Material U.S. Federal Income Tax Consequences of the Reorganization

        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of an Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

        It is a condition to closing for each Reorganization that the respective Funds receive an opinion, dated as of the closing date of the Reorganizations, from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), special U.S. federal income tax counsel to New RAP, regarding the characterization of each such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a "reorganization", the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  •
  No gain or loss will be recognized by Old RAP, RAF or New RAP upon the transfer of the assets of Old RAP or of RAF to New RAP in exchange solely for the common shares of New

    RAP and the assumption by New RAP of the stated liabilities of Old RAP and of RAF and the subsequent liquidation of Old RAP or of RAF.

  •
  No gain or loss will be recognized by a shareholder of Old RAP or of RAF who exchanges all of his, her or its common shares of Old RAP or of RAF solely for common shares of New RAP pursuant to a Reorganization.

  •
  The aggregate tax basis of the common shares of New RAP received by a shareholder of Old RAP or of RAF pursuant to a Reorganization will be the same as the aggregate tax basis of the common shares of Old RAP or of RAF, as applicable, surrendered in exchange therefor.

  •
  The holding period of the common shares of New RAP received by a shareholder of Old RAP or of RAF pursuant to a Reorganization will include the holding period of the shares of Old RAP or of RAF, as applicable, surrendered in exchange therefor.

  •
  New RAP's tax basis in Old RAP's or RAF's assets received by New RAP pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of Old RAP or of RAF, as applicable, immediately prior to such Reorganization, and New RAP's holding period of such assets will, in each instance, include the period during which the assets were held by Old RAP or by RAF.

        The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of Old RAP, RAF and New RAP and assume, among other things, that each Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

        New RAP is a newly formed entity and, therefore, prior to the Reorganizations, does not have any of its own assets, liabilities, capital loss carryforwards or unrealized built-in losses. The consummation of the Reorganization of Old RAP into New RAP is a prerequisite for the Reorganization of RAF into New RAP to occur. If only the Reorganization of Old RAP into New RAP were to occur, New RAP would succeed to Old RAP's capital loss carryforwards (and unrealized built-in-losses), which should not be subject to the loss limitation rules of the Code described below.

        Old RAP has capital loss carryforwards that, in the absence of the Reorganization of Old RAP into New RAP, would generally be available to offset its own capital gains. If the Reorganization of RAF into New RAP were to occur, then Old RAP would undergo an "ownership change" for U.S. federal income tax purposes (because Old RAP is significantly smaller than RAF) and, accordingly, New RAP's use of Old RAP's capital loss carryforwards (and unrealized "built-in-losses") would be significantly limited by the operation of the loss limitation rules of the Code. For Old RAP, the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of the fair market value of the stock of Old RAP (with certain adjustments)) immediately prior to the Reorganization and a rate established by the IRS for the month of the closing date (for example, the rate is 4.58% for March, 2009). Subject to certain limitations, any unused portion of these losses may be available in subsequent years. In addition if both reorganizations were to occur, New RAP would succeed to RAF's capital loss carryforwards (and unrealized built-in-losses), which should not be subject to the loss limitation rules of the Code.

        Due to the operation of these loss limitation rules, it is possible that shareholders of Old RAP, if the Reorganization of RAF into New RAP were to occur, may receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization of RAF into New RAP. Such taxable distributions will be treated either as ordinary income (and not as favorably-taxed "qualified dividend income") if such capital gains are short-term or as favorably-taxed capital gain dividends if such capital gains are long-term. If the Reorganization of RAF into New RAP were to occur, the actual financial impact of the loss limitation rules on Old RAP and its shareholders would depend upon many variables, including Old RAP's (or, as the case may be, New RAP's) expected growth rate if the Reorganization of RAF into New RAP were not to occur (i.e., whether in the absence of the Reorganization of RAF into New RAP, Old RAP or New RAP, as the case may be, would generate capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), prior to their expiration, in excess of what would have been the annual loss limitation amount had the Reorganization of RAF into New RAP occurred), the timing and amount of future capital gains recognized by New RAP if the Reorganization of RAF into New RAP were to occur, and the timing of each Old RAP's shareholder's disposition of his, her or its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of Old RAP's capital losses). Shareholders of Old RAP and RAF are strongly urged to consult their own tax advisors in this regard.

        Old RAP and RAF will declare and pay on or immediately before the closing date of the Reorganizations to the holders of its common shares one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) investment company taxable income, computed without regard to any deduction for dividends paid, and (b) net capital gain, after reduction by any capital loss carryforward, for the current taxable year through the closing date. Such distributions will be taxable to Old RAP's and RAF's shareholders.

        New RAP intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Old RAP, RAF and their shareholders.

  Expenses of the Reorganization

        Generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not either individual Fund's Reorganization with New RAP is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to both Funds, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. If both Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $460,000, and the portion of such expenses to be borne by each of Old RAP and RAF is estimated to be $123,519 and $336,481, respectively, of which each Fund had accrued or paid $49,071 as of December 31, 2008. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RAP and RAF were $16,495,897 and $44,936,829, respectively, and the proportional net asset values as of that date were approximately 27% and 73%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations.

        New RAP will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RAP as a Delaware statutory trust, registering and organizing New RAP as an investment company under the 1940 Act, registering New RAP's shares for sale under the Securities Act of 1933, listing New RAP's shares for trading on NYSE Amex and any other expenses incidental to organizing New RAP and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $20,000, which New RAP will charge as an expense.

        If a Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, each of Old RAP and RAF may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as discussed above, as of December 31, 2008, each Fund had accrued or paid expenses arising from the planned Reorganizations amounting to $49,071.

  Additional Terms of the Agreements and Plans of Reorganization

        Certain terms of each Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of each Agreement and Plan of Reorganization. This summary and any other description of the terms of each Agreement and Plan of Reorganization contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the Form of Agreement and Plan of Reorganization attached as Appendix C to the SAI and incorporated by reference herein.

        Representations and Warranties.    Each Agreement and Plan of Reorganization contains customary representations and warranties of each Fund relating to, among other things:

  •
  organization and registration under the 1940 Act;

  •
  capitalization of Old RAP, RAF or New RAP;

  •
  authorization, execution, delivery, performance and enforceability of the Agreement and Plan of Reorganization;

  •
  financial statements;

  •
  the absence of litigation;

  •
  absence of a violation of the respective declarations of trust and bylaws, orders or decrees or agreements as a result of the execution and performance of the Agreement and Plan of Reorganization;

  •
  absence of undisclosed material contracts;

  •
  absence of undisclosed liabilities;

  •
  governmental consents, approvals, authorizations and orders required in connection with the consummation of the applicable Reorganization;

  •
  compliance of the registration statements on Form N-14 and Form N-2 with applicable federal securities laws and the accuracy of information contained in such registration statement, including this Joint Proxy Statement/Prospectus;

  •
  due authorization, valid issuance, and qualification of shares and sufficiency of share registration by New RAP;

  •
  regulatory, Trustee and shareholder approvals;

  •
  filing of tax returns, payment of taxes and tax liabilities;

  •
  the books and records of Old RAP or RAF;

  •
  title to the investments of Old RAP or RAF to be transferred in the applicable Reorganization;

  •
  election and qualification as a regulated investment company under the Code; and

  •
  absence of New RAP plan or intention to sell or dispose of Old RAP's or RAF's investments other than in the ordinary course of business.

        We urge you to carefully read the sections of the form of Agreement and Plan of Reorganization entitled "Representations and Warranties of the Acquiring Fund" and "Representations and Warranties of the Acquired Fund". Each Agreement and Plan of Reorganization provides that the representations and warranties in such agreement expire at the consummation of the applicable Reorganization.

        Covenants.    Old RAP, RAF and New RAP have agreed to certain covenants, including, without limitation, to:

  •
  with respect to Old RAP and RAF, operate their respective businesses prior to the closing date of the applicable Reorganization as conducted on the date of the Agreement and Plan of

    Reorganization, and with respect to New RAP, not to commence operations prior to the closing of the Reorganizations;

  •
  with respect to New RAP, file registration statements on Forms N-2 and N-14 and use best efforts to cause the registration statement on Form N-14 to become effective as promptly as practicable;

  •
  with respect to New RAP, use best efforts to cause the New RAP common shares to be issued in the Reorganizations, to be listed on NYSE Amex;

  •
  cooperate fully with the other, and furnish to the other the information relating to itself to be set forth in the registration statements on Forms N-2 and N-14, as required by applicable securities laws;

  •
  with respect to Old RAP and RAF, cause the Meeting to be called, and cause the Joint Proxy Statement/Prospectus to be mailed as promptly as practicable following the registration statement on Form N-14 being declared effective by the SEC;

  •
  with respect to Old RAP and RAF, following consummation of its Reorganization, terminate its organization and dissolve and liquidate in accordance with applicable state law, and not conduct any business except in connection with its termination;

  •
  with respect to Old RAP and RAF, following consummation of its Reorganization, de-register under the 1940 Act; and

  •
  make certain tax filings before and after the closing date and pay taxes shown to be due and owing on the pre-closing returns.

        We urge you to carefully read the covenants in the form of Agreement and Plan of Reorganization, including the section of the form of Agreement and Plan of Reorganization entitled "Covenants of the Funds".

        Valuation of Assets and Liabilities.    The assets of each Fund will be valued after the close of business on NYSE Amex (generally, 4:00 p.m., Eastern time) on the Valuation Date, using New RAP's valuation procedures. See "Management of the Funds—Net Asset Value". For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including incurred and accrued expenses, which will include each Fund's share of the costs of the Reorganizations) is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses for the Funds, through the closing date of the Reorganizations, including the fees payable to the Advisor, will accrue on the Valuation Date.

        Amendments and Conditions.    Each Agreement and Plan of Reorganization may be amended in any respect by a writing signed by the parties to the agreement at any time prior to the applicable Reorganization's closing, including after Old RAP's or RAF's shareholders have approved that agreement without the need to obtain shareholder approval of the amendment, unless applicable law requires shareholder approval of the amendment. Each such agreement provides that if orders of the SEC impose any terms or conditions found acceptable by the respective Boards of the parties, such terms and conditions shall be binding as if a part of such agreement without further shareholder approval unless such terms and conditions result in a change in the method of computing the number of shares to be issued to Old RAP or RAF, in which case Old RAP or RAF will be required to seek shareholder approval of such terms or conditions (unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Old RAP or RAF prior to the Meeting at which the Reorganization shall have been approved).

        The obligations of each Fund pursuant to its Agreement and Plan of Reorganization are subject to various conditions, including, without limitation, the registration statement on Form N-14, of which this

Joint Proxy Statement/Prospectus is a part, being declared effective by the SEC; approval by the shareholders of Old RAP and RAF of their respective Reorganizations; with respect to RAF, the consummation of Old RAP's reorganization with New RAP; absence of material litigation pending with respect to matters contemplated by the Agreement and Plan of Reorganization; receipt of an opinion of counsel as to tax matters; the continuing accuracy in all material respects of various representations and warranties of the Funds; and compliance with covenants and satisfaction of conditions in the respective Agreements and Plans of Reorganization being confirmed by the respective parties.

        In the event that shareholders of a Fund do not approve its Reorganization with New RAP, the Board of that Fund, as well as the Board of New RAP, will consider what actions, if any, to take in light of that failure to obtain shareholder approval.

        Each of the Funds may waive any condition to its obligation to consummate the Reorganization that is applicable to it if, in the judgment of the Board of such Fund after consultation with its counsel, such waiver will not have a material adverse effect on the benefits to the shareholders of such Fund intended under the Agreement.

        Indemnification.    Under each Agreement and Plan of Reorganization, New RAP and RAF or Old RAP have granted each other, and their respective officers, Trustees, agents and persons controlled by or controlling any of them, certain indemnification rights from and against any losses arising out of or related to any claims for breaches covenants made against the other party, except in cases of losses arising directly from such party's (1) willful misfeasance, (2) bad faith, (3) gross negligence or (4) reckless disregard of the duties involved in the conduct of such party's position.

        Postponement; Termination.    Under each Agreement and Plan of Reorganization, the Board of Old RAP, RAF or New RAP may cause the applicable Reorganization to be postponed or abandoned in certain circumstances. Under each Agreement and Plan of Reorganization, such agreement may be terminated and the applicable Reorganization may be abandoned at any time (whether before or after the adoption of such Agreement and Plan of Reorganization by the shareholders of Old RAP or RAF) prior to the closing date, or such closing date may be postponed: (1) by mutual written consent of the Boards of New RAP and Old RAP or RAF, as applicable, or (2) by the Board of either New RAP or Old RAP or RAF, as applicable, if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board. Each Agreement and Plan of Reorganization will automatically terminate if the transactions contemplated by such agreement have not been consummated by December 31, 2009, unless a later date is mutually agreed to in writing by the Boards of the Funds.

        Surrender and Exchange of Share Certificates.    New RAP will issue to each of Old RAP and RAF separate certificates or evidence of book entry for the New RAP common shares to be issued in connection with the Reorganizations, each registered in the names provided by each of Old RAP or RAF, or in the name of Old RAP or RAF, as applicable. Each of Old RAP and RAF will then distribute such New RAP common shares to the holders of Old RAP and RAF common shares by delivering New RAP common shares to Wells Fargo Bank, N.A., as the transfer agent and registrar for New RAP common shares, for distribution to the holders of Old RAP and RAF common shares on the basis of such holder's proportionate interest in the aggregate NAV of Old RAP or RAF common shares, as applicable. All issued and outstanding Old RAP and RAF common shares will be cancelled on the books of Old RAP or RAF, as applicable, and will be null and void as of the closing date of the Reorganizations.

BOARD CONSIDERATIONS

        The Board of each Fund, including all the Trustees of each Fund's Board who are not "interested persons" of that Fund (as defined in the 1940 Act), has determined that each Reorganization is in the best interests of the shareholders of each Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. The Board of each Fund, including all the Trustees of each Fund's Board who are not "interested persons" of that Fund (as defined in the 1940 Act), believes that the proposed Reorganization(s) involving its Fund will be advantageous to the shareholders of its Fund for several reasons. Each Fund's Board, including all the Trustees of each Fund's Board who are not "interested persons" of that Fund (as defined in the 1940 Act), considered the following matters, among others, in approving the proposal:

        First, that following the Reorganizations, the reorganized New RAP will have a combined portfolio with greater assets than those of any of the Funds individually. The Funds' Boards considered that the diversification afforded by the substantially larger market capitalization of New RAP should lessen the volatility of New RAP's portfolio taken as a whole. The Funds' Boards believe that due to the substantially larger market capitalization of New RAP and significantly expanded common shareholder base for New RAP following the Reorganizations, the average trading volume for reorganized New RAP common shares is likely to be greater than the individual average trading volume of each of Old RAP and RAF. The Funds' Boards believe that this increased volume may make it easier for shareholders to purchase and sell their New RAP common shares, thereby potentially reducing volatility in the market for the reorganized New RAP's common shares. The Funds' Boards also considered that the New RAP common shares received in the Reorganizations may trade at a market discount from NAV following the Reorganizations and thus an Old RAP common shareholder, or RAF common shareholder, may not able to sell their newly received New RAP common shares at the NAV received in their Fund's Reorganization. The Funds' Boards can provide no assurances of the extent, if any, to which New RAP's common shares will trade at a discount or premium following the Reorganizations. There also can be no assurance that the Funds' relative historic discounts would continue should the Reorganizations not take place, and the Funds' Boards considered this as well.

        Second, that the Reorganizations will result in a reorganized New RAP that will (i) have similar investment objectives to the current investment objectives of Old RAP and RAF and (ii) be managed by the same investment advisory and subadvisory personnel, Boards and portfolio managers that currently manage each of the Funds, except that Mr. Gerard M. Martin, a Trustee of Old RAP and RAF, will be replaced by Mr. Adam D. Portnoy of the Board of New RAP. Each Fund's Board believes that the Reorganization of each Fund with New RAP will allow operational efficiencies to be gained in light of the Funds' redundant investment portfolios and provide the Funds' shared portfolio managers with a more focused portfolio of investments to manage. Each Fund's Board also believes that each Reorganization will provide the potential for economies of scale and lower operating expenses for the shareholders of each Fund. The Funds' Boards considered that the greater asset size of the reorganized New RAP may allow it, relative to Old RAP and RAF, to obtain better net prices on securities trades and achieve a greater diversification of portfolio holdings.

        Third, that New RAP's investment objective and policies are identical to Old RAP's. However, New RAP is organized as a Delaware statutory trust and Old RAP is organized as a Massachusetts business trust. Additionally, the Boards recognized that, though similarities exist between the governing documents of New RAP and Old RAP and RAF, many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP and RAF. The Boards noted that these differences included, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a trustee, the election of trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RAP, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RAP against New RAP, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as trustees and propose other business before a meeting of shareholders of New RAP, the ability of the chairperson of a meeting of shareholders of New RAP to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. The Funds' Boards believe that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Old RAP's and RAF's Boards noted the differences between the governing documents of each of Old RAP and RAF and the governing documents of New RAP and that shareholders of each of Old RAP and RAF should consider such differences when determining whether to approve their Fund's respective Reorganization with New RAP.

        Fourth, that after the Reorganizations certain fixed administrative costs will be spread across the reorganized New RAP's larger asset base, resulting in lower aggregate costs for the reorganized New RAP relative to each Fund on a standalone basis. Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, each Fund's Board expects that its Fund should realize some benefit either immediately or in the future from the Reorganizations. Old RAP's Board, noted that, prospectively, the expense ratios for the reorganized New RAP should be lower after the Reorganizations than Old RAP's expense ratios would be if the Reorganizations did not occur. RAF's Board noted that, prospectively, the expense ratios for the reorganized New RAP should be substantially similar after the Reorganizations to the expense ratios for RAF if the Reorganizations did not occur. Though RAF's Board noted that it does not believe that RAF's participation in the Reorganizations will have a substantial effect on its expense ratios, RAF's Board concluded that the Reorganizations are in the best interests of RAF's shareholders because of other potential offsetting benefits of the Reorganizations for RAF's shareholders. RAF's Board noted that these potential benefits generally stem from the substantially larger asset base New RAP will have after the Reorganizations relative to RAF's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RAP common shares discussed elsewhere under this heading.

        Fifth, that as a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each of the Funds pays a relatively high amount of annual costs as a percentage of net assets, including annual charges stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. By combining the Funds, the Funds' Boards believe that the Funds may be able to realize annual cost savings totaling approximately $335,000, based on the year ended December 31, 2008.

        Sixth, that each Fund pays a management fee to the Advisor at an annual rate of 1.00% of the Fund's average daily managed assets. The Funds' Boards considered that, for the first five years following the closing of each of Old RAP's and RAF's initial public offering of common shares, the Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of each Fund and that following each Reorganization, the Advisor will provide investment advisory services to New RAP pursuant to the terms of an investment advisory agreement between New RAP and the Advisor. The Funds' Boards also considered that the Advisor pays a subadvisory fee to the Subadvisor at an annual rate of 0.375% of each Fund's average daily managed assets, that for the first five years following the closing of each of Old RAP's and RAF's initial public offering of common shares, the Subadvisor has agreed to waive a portion of its subadvisory fee such that the fee payable will be equal to 0.25% of the Fund's average daily managed assets and that following each Reorganization, the Subadvisor will provide investment subadvisory services to New RAP pursuant to the terms of an investment subadvisory agreement among New RAP, the Subadvisor and the Advisor. The Funds' Boards recognized that the terms of the investment advisory agreement between New RAP and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RAP and the Advisor, except that New RAP's contractual fee waiver has been extended to expire on the expiration date of RAF's contractual fee waiver, May 25, 2012. The Funds' Boards also recognized that the terms of the investment subadvisory agreement among New RAP, the Subadvisor and the Advisor are substantively the same as the terms of the existing subadvisory agreement among Old RAP, the Subadvisor and the Advisor, except that New RAP's contractual subadvisory fee waiver has been extended to expire on the expiration date of RAF's contractual subadvisory fee waiver, May 25, 2012. The Funds' Boards noted that, as a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the Reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the Reorganization of Old RAP with New RAP were not consummated. The Funds' Boards emphasized that this reduction in fees will not decrease or modify the nature or level of the services that the Advisor or the Subadvisor will provide to New RAP relative to what they currently provide to Old RAP and RAF.

        Seventh, that generally each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not either individual Fund's Reorganization with New RAP is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to both Funds, the Boards determined that such expenses will be allocated in proportion to the net asset values attributable to the common shares of the Funds. If both Reorganizations are consummated, the Boards noted that the current estimate of total expenses to be incurred in connection with the Reorganizations is $460,000, and the portion of such expenses to be borne by each of Old RAP and RAF is estimated to be $123,519 and $336,481, respectively, of which each Fund had accrued or paid $49,071 as of December 31, 2008. The Boards then noted that neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations. The Boards further considered that New RAP will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RAP as a Delaware statutory trust, registering and organizing New RAP as an investment company under the 1940 Act, registering New RAP's shares for sale under the Securities Act of 1933, listing New RAP's shares for trading on NYSE Amex and any other expenses incidental to organizing New RAP and qualifying it to conduct business as a closed end management investment company under the 1940 Act. The Boards noted that these organizational expenses are expected to amount to approximately $20,000, which New RAP will charge as an expense. Lastly, the Boards recognized that if a Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, the Boards noted that each of Old RAP and RAF may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. To this end, the Boards recalled that, as discussed above, as of December 31, 2008, each Fund had accrued or paid expenses arising from the planned Reorganizations amounting to $49,071.

        Eighth, that the Advisor will benefit from the Reorganizations. For example, the Advisor may achieve cost savings due to the reorganized New RAP's lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. Each Fund's Board believes, however, that these savings should not amount to a significant economic benefit to the Advisor.

 LEGAL PROCEEDINGS

        There are no material pending legal proceedings to which the Funds or the Advisor is a party.

VOTING INFORMATION AND REQUIRED VOTE

        Each Old RAP or RAF common share is entitled to one vote.

        Approval of Proposal 1 requires the affirmative vote of a majority of the common shares of Old RAP that vote at the Meeting of Old RAP's shareholders.

        Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares of RAF. "Majority of the outstanding" common shares of RAF, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of RAF's common shares present at a meeting of RAF's shareholders, if the holders of more than 50% of RAF's outstanding common shares are present or represented by proxy, or (2) more than 50% of RAF's outstanding common shares.

        Shareholders who object to the proposed Reorganization(s) will not be entitled under Massachusetts law, Delaware law or the relevant Agreement and Plan of Reorganization and declaration of trust, as amended, of each Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for United States federal income tax purposes and that shares of each of Old RAP and RAF may be sold at any time prior to the consummation of the proposed Reorganizations.

Certain Voting Information

        Pursuant to applicable rules, member organizations (e.g., broker-dealer firms) cannot vote your proxy without instructions when the proposed shareholder action involves a merger or consolidation. It is vital that you sign and return your proxy if you wish to have your shares voted at the Meeting.

CONDITIONS TO THE REORGANIZATIONS

        The Reorganizations of Old RAP and RAF are each conditioned upon the approval by Old RAP's or RAF's shareholders, as applicable, of Old RAP's or RAF's respective Reorganization related proposal, and RAF's Reorganization with New RAP is conditioned upon the consummation of Old RAP's Reorganization with New RAP. In the event that a Fund's shareholders do not approve its Reorganization, the Board of that Fund, as well as the Board of New RAP, will consider what actions, if any, to take. Each of the Funds may waive any condition to its obligation to consummate the Reorganization that is applicable to it.

ADDITIONAL INFORMATION CONCERNING THE MEETING

Methods of Solicitation and Proxy Firm

        Your proxy is being solicited by the Boards of Old RAP and RAF. In addition to solicitation of proxies by mail, proxies may be solicited by personal interview, telephone, electronic transmission or otherwise by the Trustees, officers and employees of Old RAP or RAF, the Advisor and its personnel. Persons holding shares as nominees will be reimbursed by Old RAP or RAF, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts.

        Old RAP and RAF have retained Innisfree to assist in the solicitation of proxies for a fee not to exceed $12,500 each plus reimbursement for out-of-pocket expenses. Old RAP and RAF have agreed to indemnify Innisfree against certain liabilities arising out of Old RAP's and RAF's arrangements with Innisfree.

 Revoking Proxies

        Each Old RAP or RAF shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  •
  By filing a written notice of revocation with Old RAP or RAF, addressed to the Secretary of Old RAP or RAF, as applicable, at 400 Centre Street, Newton, MA 02458,

  •
  By returning a duly executed proxy with a later date before the time of the Meeting,

  •
  By voting over the internet or by telephone at a later time; or

  •
  If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of Old RAP or RAF, as applicable, at any time before it is voted.

        Being present at the Meeting alone does not revoke a previously executed and returned proxy.

        If your shares are held in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name") and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those instructions. In addition, in order to vote your shares held in street name at the Meeting, you must provide a legal proxy from the institution through which you hold those shares.

Outstanding Shares, Quorum, Abstentions, Broker Non-Votes and Discretionary Voting

        As of March 31, 2009 (the "record date"), the number of common shares of beneficial interest of Old RAP outstanding was 1,755,000, and the number of common shares of beneficial interest of RAF outstanding was 4,755,000. Only shareholders of record on the record date are entitled to notice of and to vote at the Meeting. A quorum of shareholders is required to take action at the Meeting. A quorum for the applicable proposals to be considered at the Meetings will require:

  •
  For Proposal 1: 33 1/3% of Old RAP's outstanding common shares represented in person or by proxy.

  •
  For Proposal 2: A majority of RAF's outstanding common shares represented in person or by proxy.

        Common shares of Old RAP or RAF represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for each proposal those shares are entitled to vote upon at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting.

        Abstentions with respect to a proposal to be considered at the Meeting will be counted as shares present for purposes of determining whether a quorum is present for that proposal. Abstentions with respect to Proposal 2 will have the effect of a vote against that proposal. Abstentions with respect to Proposal 1 will have no effect on the outcome of the vote on that proposal.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Because brokers will not have discretionary authority to vote on any proposals at the Meeting, there will be no broker non-votes at the Meeting.

        The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR each proposal to the extent that your shares are entitled to be voted on each of the proposals.

        If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting.

Security Ownership of Certain Beneficial Owners

        Unless otherwise indicated, the information set forth below is as of March 6, 2009. To each of Old RAP's and RAF's knowledge, no person beneficially owns 5% or more of Old RAP's or RAF's respective outstanding common shares, except as set forth below. To Old RAP's knowledge, none of its officers or Trustees owned 1% or more of Old RAP's outstanding common shares, except as set forth below. To Old RAP's knowledge, the officers and Trustees of Old RAP beneficially own, as a group, in the aggregate 61,404 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of Old RAP, representing 3.50% of Old RAP's outstanding common shares. To RAF's knowledge, none of its officers or Trustees owned 1% or more of RAF's outstanding common shares, except as set forth below. To RAF's knowledge, the officers and Trustees of RAF beneficially own, as a group, in the aggregate 5,423 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of RAF representing 0.11% of RAF's' outstanding common shares. The officers and Trustees of Old RAP and RAF would beneficially own, as a group, approximately 1.02% of the reorganized New RAP, assuming that both Reorganizations are consummated. Unless otherwise indicated below, to each of Old RAP's and RAF's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person and owns those shares directly.

        As of the date of this Joint Proxy Statement/Prospectus, and until the consummation of the Reorganizations, the Advisor, which is beneficially owned by Barry M. Portnoy and Adam D. Portnoy, will own 100% of New RAP's common shares. Mr. Barry Portnoy is a Trustee of New RAP and Mr. Adam Portnoy is a Trustee and the President of New RAP.

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class	Percentage of the Reorganized New RAP(1)
Old RAP	Lazard Asset Management LLC(2)	144,264		8.22%	2.22%
	Barry M. Portnoy(3)	24,808	(4)	1.41%	0.37%
	Adam D. Portnoy(3)	24,808	(5)	1.41%	0.37%
RAF	Roumell Asset Management, LLC(6)	368,057		7.74%	5.65%

(1)
Assumes all Reorganizations are consummated.

(2)
Information based on shares reported to be beneficially owned by Lazard Asset Management LLC in a Schedule 13G/A, dated January 30, 2009 filed by Lazard Asset Management LLC with the SEC on February 10, 2009. Lazard Asset Management LLC has an address of 30 Rockefeller Plaza, New York, New York 10112.

(3)
The address of Messrs. Barry Portnoy and Adam Portnoy is 400 Centre Street, Newton, Massachusetts 02458.

(4)
18,042 common shares of Old RAP are owned directly by Mr. Barry Portnoy, and 6,766 and 5,121 common shares of Old RAP and RAF, respectively, are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of the Advisor, which directly owns those shares; with respect to RAF, such holdings amount to less than 1% of RAF's outstanding common shares. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(5)
18,042 common shares of Old RAP are owned directly by Mr. Adam D. Portnoy, and 6,766 and 5,121 common shares of Old RAP and RAF, respectively, are directly owned by the Advisor, of which Mr. Adam Portnoy owns a 45% stake; with respect to RAF, such holdings amount to less than 1% of RAF's outstanding common shares. Mr. Adam Portnoy disclaims beneficial ownership of the Funds' shares owned by the Advisor, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(6)
Information based on Schedule 13G/A, dated December 31, 2008, filed by Roumell Asset Management, LLC and James C. Roumell with the SEC on February 11, 2009. According to this Schedule 13G/A, Mr. Roumell is the President of Roumell Asset Management, LLC and holds a controlling percentage of Roumell Asset Management, LLC's outstanding voting securities. Mr. Roumell disclaims beneficial ownership of RAF shares owned by Roumell Asset Management, LLC, except to the extent he may have a pecuniary interest therein. Roumell Asset Management, LLC has been granted discretionary dispositive power over its clients' securities, and in some instances has voting power over such securities. As a result of the foregoing, of the 368,057 RAF common shares beneficially owned, Roumell Asset Management, LLC has shared voting power and sole dispositive power over 365,037 shares. Mr. Roumell has sole voting power over 3,020 shares, shared voting power over 365,037 shares and sole dispositive power over 368,057 shares. Roumell Asset Management, LLC has an address of 2 Wisconsin Circle, Suite 660, Chevy Chase, MD 20815.

Shareholder Nominations and Proposals

        Each of Old RAP's and RAF's declaration of trust requires compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund's declaration of trust or bylaws wishes to nominate a person or persons for election to the Fund's Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at 400 Centre Street, Newton, MA 02458. The notice must set forth specified information about the nominee, the shareholder making the nomination or proposal and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder's nomination or proposal. In addition, at the same time as or prior to the submission of a shareholder proposal of business at a meeting of the Fund's shareholders that, if approved and implemented by the Fund, would cause the Fund to be in breach of any covenant in any existing or proposed debt instrument of the Fund or agreement of the Fund with any lender or if approved cannot be implemented by the Fund without obtaining the consent or approval of a regulatory body, the shareholder must submit to the Fund's secretary (1) evidence satisfactory to the Board of the lender's willingness to waive the breach of covenant or that the required regulatory notices, consents or approvals have been given or obtained, as applicable or (2) a plan for repayment of the applicable indebtedness and related amounts or a plan to make the requisite notices or obtain the requisite consents or approvals, as applicable, and in each case to the Board's satisfaction. If the notice pertains to a nomination, the notice must include a written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected.

        To be timely, the notice must be delivered to the Fund's Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the Fund. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the Fund, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the date of mailing of the notice for such annual meeting or (2) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. No shareholder may give notice to nominate or propose other business to a Fund's secretary unless the shareholder holds a certificate for all Fund shares owned by the shareholder, and a copy of each certificate held by the shareholder must accompany the shareholder's notice in order for the notice to be effective.

        The foregoing description of the procedures for a Fund shareholder to properly make a nomination for election to the board or to propose other business for the Fund is only a summary and is not complete. Copies of each Fund's declaration of trust and bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the Fund's Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's declaration of trust.

        Provisions setting forth the procedures and requirements for a New RAP shareholder to properly make a nomination for election to the board or to propose other business for New RAP, which are set forth in New RAP's bylaws, are different than those of Old RAP and RAF which are described above. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act, at Old RAP's or RAF's 2010 annual meeting of shareholders, must be received at the Fund's principal executive offices on or before November 2, 2009 in order to be considered for inclusion in the Fund's proxy statement for its 2010 annual meeting of shareholders. Old RAP's and RAF's declaration of trust require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's declaration of trust, not later than December 2, 2009 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than November 2, 2009. If Old RAP and RAF consummate their proposed Reorganizations with New RAP, Old RAP and RAF will cease to exist, and thus will not hold an annual meeting of shareholders in 2010. Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act, at New RAP's 2010 annual meeting of shareholders, must be received at New RAP's principal executive offices on or before December 1, 2009 in order to be considered for inclusion in New RAP's proxy statement for its 2010 annual meeting of shareholders. New RAP's bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of New RAP's bylaws, not later than December 31, 2009 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than December 1, 2009.

Other Business

        At this time, the Boards of Old RAP and RAF know of no other matter which will be brought before the Meeting. However, if other matters properly come before the Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

Adjournments

        Pursuant to each of Old RAP's and RAF's declaration of trust, any number of shares less than a quorum is sufficient to adjourn the Meeting. Any adjourned session may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

 EXPERTS

        The financial statements for each of Old RAP's and RAF's fiscal year ended December 31, 2008 (but not for semi annual periods) and financial highlights have been independently audited by the independent registered public accounting firm Ernst & Young LLP, as stated in their reports which, along with such financial statements and financial highlights, are incorporated into the SAI by reference to each Fund's annual report filed on Form N-CSR with the SEC on February 25, 2009. These financial statements and financial highlights have been included in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.

        A statement of assets and liabilities for New RAP, as of March 25, 2009 has been independently audited by the independent registered public accounting firm Ernst & Young LLP, as stated in their report which, along with such statement of assets and liabilities and the notes thereto, are reproduced in the SAI under the heading "Financial Statements". This statement of assets and liabilities has been included in reliance on Ernst & Young LLP's report given on their authority as experts in accounting and auditing.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this Joint Proxy Statement/Prospectus or a Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

AVAILABLE INFORMATION

        Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and files reports, proxy statements and other information with the SEC. The SEC maintains a website that contains the reports, proxy statements and other information that the Funds file electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at http://www.sec.gov. Reports, proxy statements and other information filed by the Funds with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

APPENDIX 1: A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

        The following table summarizes and compares certain provisions of the governing documents of New RAP with those of Old RAP and RAF, together with a comparison of Delaware statutory trust law and the Massachusetts business trust law. This Appendix 1 is qualified in its entirety by the Declaration of Trust of New RAP and the Bylaws of New RAP attached as Appendix D and Appendix E, respectively, to the Statement of Additional Information ("SAI") and incorporated by reference herein.

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Governing Documents/ Governing Body	A Delaware statutory trust (a "DE Trust") is formed by the filing of a certificate of trust with the Delaware Secretary of State. The Delaware law governing a DE Trust is referred to in this appendix as the "Delaware Act."

A DE Trust is an unincorporated association organized under the Delaware Act whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A Massachusetts business trust (a "MA Trust") is created by the trustees' execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the Massachusetts statute governing business trusts (the "Massachusetts Statute"). A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust's operations are governed by a trust instrument and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The Massachusetts Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The Massachusetts Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.
The governing instrument for each Fund is comprised of an agreement and declaration of trust and bylaws. Each Fund's governing body is a board of trustees (each, a "Board").

Appendix 1-1

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF

The New RAP Board is divided into three classes, with initial terms of one, two and three years, respectively, and terms of three years thereafter. Old RAP's and RAF's Boards are divided into three classes, each with a term of three years.

Ownership Shares of Interest

Under both the Delaware Act and the Massachusetts Statute, the ownership interests in a DE Trust and MA Trust are denominated as "beneficial interests" and are held by "beneficial owners." However, there is flexibility as to how a governing instrument refers to "beneficial interests" and "beneficial owners" and the governing instrument may identify "beneficial interests" and "beneficial owners" as "shares" and "shareholders", respectively.

Under the governing instruments of the Funds, beneficial interests, par value $0.001 per unit, are designated as "shares" and beneficial owners are designated as "shareholders". This comparison will use the "share" and "shareholder" terminology.

Certificates	Under New RAP's declaration, shares are to be evidenced by certificates, or at the election of a shareholder in book-entry form.

Each of Old RAP's and RAF's declaration provides that the Board may, but shall not be obligated to, provide that shares be represented by a certificate. Upon request, however, every shareholder shall be entitled to have a certificate stating the number, class and designation of the series, if any, of the shares held by such shareholder. Additionally, the form of such certificate shall, in conformity to law, be prescribed from time to time by the trustees.

Series and Classes

Under the Delaware Act, the governing instrument may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing instrument. Such classes, groups or series may be described in a DE Trust's governing instrument or in resolutions adopted by its trustees. No state filing is necessary and, unless required by the governing instrument, shareholder approval is not needed.

The Massachusetts Statute permits a MA Trust to issue one or more series or classes of shares. The Massachusetts Statute is largely silent as to any requirements for the creation of such series or classes, although the trust documents governing a MA Trust may provide methods or authority to create such series or classes without seeking shareholder approval.

Each Fund's declaration authorizes the Fund's trustees to divide the Fund's shares into separate and distinct classes and to divide a class into separate series of shares as permitted by the Delaware Act and Massachusetts Statute, as applicable. Such classes and series have the rights, powers and duties set forth in such Fund's declaration unless the Fund's Board provides otherwise by resolution.

Appendix 1-2

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Shareholder Voting Rights	Under the Delaware Act, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to the exercise of voting rights.

New RAP's declaration provides that, subject to the rights of any class or series of shares then outstanding, shareholders are entitled to vote only on (a) the election or removal of trustees; (b) amendments to the declaration; (c) conversion to an open-end company; (d) liquidation, mergers or conversions; (e) matters required to be voted on by shareholders by the Investment Company Act of 1940, as amended (the "1940 Act"), or any other applicable law; and (f) such other matters with respect to which New RAP's Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to shareholders for approval or ratification. With respect to matters brought before a meeting of shareholders other than for the election of trustees, New RAP's declaration of trust provides that, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of New RAP are listed or a specific provision of New RAP's declaration, (a) if the matter is approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as defined in New RAP's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and	There is no provision in the Massachusetts Statute addressing voting by the shareholders of a MA Trust. The declaration of trust of a MA Trust, however, may specify matters on which shareholders are entitled to vote.

Under each of Old RAP's and RAF's declaration, shareholders have the power to vote as provided in, and shall and may hold meetings and take actions pursuant to, the provisions of the bylaws.

With respect to matters brought before a meeting of shareholders other than for the election of trustees, each of Old RAP's and RAF's declaration provides that, except where a larger vote is required by any provision of law, the declaration of trust, the bylaws or the notice of meeting sent to the shareholders, any questions shall be decided by a plurality of the quorum of each of Old RAP's and RAF's shares necessary for the transaction of business.

Appendix 1-3

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
(b) if the matter is not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter.
Conversion to an Open-End Company

Under each Fund's declaration, the conversion of the Fund or any class or series of shares of the Fund from a "closed-end company" to an "open-end company", as those terms are defined in the 1940 Act, requires the affirmative vote or consent of at least 75% of each class of shares of the Fund outstanding and entitled to vote on the matter and 75% of the trustees then in office.

Voting Powers as to Certain Transactions

Under New RAP's declaration, the affirmative vote or consent of at least a majority of the trustees then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, the affirmative vote of a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present (by class or series or in combination, as may be established in the bylaws or by the trustees) is necessary to authorize (a) the merger or consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company or of any such person or company with or into the Fund or any series or class of shares of the Fund, (b) the sale, lease or transfer of all or substantially all of the Fund's assets or (c) the liquidation or termination of the Fund.

Under each of Old RAP's and RAF declaration, the affirmative vote or consent of at least a majority of the trustees then in office and at least 75% of the shares of the Fund outstanding and entitled to vote (by class or series or in combination, as may be established in the bylaws or by the trustees) is necessary to authorize (a) the merger or consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company or of any such person or company with or into the Fund or any series or class of shares of the Fund, (b) the sale, lease or transfer of all or substantially all of the Fund's assets or (c) the liquidation or termination of the Fund.

Quorum

Under the Delaware Act, the governing instrument may set forth any provision relating to quorum requirements at meetings of shareholders.

Under New RAP's bylaws, at any meeting of shareholders, unless any statute or the declaration requires otherwise, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter shall

There is no provision in the Massachusetts Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

To transact business at a shareholders' meeting, each of Old RAP and RAF's declaration provides that 33.333% of shares entitled to vote on a particular matter shall constitute a quorum for voting, unless a larger quorum is required by law, each of Old RAP and RAF's declaration or bylaws or by the

Appendix 1-4

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
	constitute a quorum for voting on a particular matter or the transaction of business; provided, however, that the quorum standard set forth in New RAP's bylaws shall not affect any requirement under any statute or New RAP's declaration for the vote necessary for the adoption of any measure. If a quorum is not present at any meeting of shareholders, the chairperson of the meeting has the power to adjourn the meeting from time to time without the Board having to set a new record date or provide any additional notice of such meeting.	trustees in the notice of a meeting, or unless the holders of any class or series of shares are required to vote as an individual class or series and then 33.333% of shares of that class or series shall be necessary to constitute a quorum.
Shareholder Meetings

Neither the Delaware Act nor the Massachusetts Statute mandates an annual shareholders' meeting. Each Fund's declaration provides that actions by shareholders which are required or permitted may only be taken at a meeting, and shareholder meetings may only be called by the trustees. Such meetings include annual and special meetings for the nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders. The bylaws of each Fund provide that regular meetings of the shareholders for the election of trustees and the transaction of other business shall be held, so long as such Fund's common shares are listed for trading on NYSE Amex, on at least an annual basis.

Scope of Shareholder Meetings

New RAP's bylaws provide that, except as otherwise expressly set forth in the bylaws, no business shall be transacted at meetings of shareholders except as specifically designated in the notice of such meeting or otherwise properly brought before the shareholders by or at the direction of Board.

New RAP's bylaws provide that, subject to applicable law, any shareholder proposal for business, the subject matter or effect of which would be within the exclusive purview of the Board or would be reasonably likely, if considered by the shareholders or approved or implemented by the Fund, to result in an impairment of the limited liability status for the Fund's shareholders, shall be deemed not to be a matter upon which the shareholders are entitled to vote.

Neither the Massachusetts Statute nor Old RAP's nor RAF's declarations or bylaws specifically contain provisions relating to the scope of shareholder meetings.

Appendix 1-5

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Organization at Meetings	The Delaware Act does not contain provisions relating to the organization of shareholder meetings. New RAP's bylaws expressly authorize the chairperson of a shareholders' meeting, subject to the review of the Independent Trustees, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) New RAP's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that New RAP's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) New RAP's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of New RAP.	Neither the Massachusetts Statute nor Old RAP's nor RAF's declarations or bylaws specifically contain provisions relating to the organization of shareholder meetings or the powers of the chairperson of the meeting.
Record Date

Under the Delaware Act, the governing instrument may provide for record dates. New RAP's declaration authorizes the Board to fix a record date for the determination of shareholders with respect to various matters. Under New RAP's bylaws, if no date is fixed for the determination of the shareholders entitled to vote at any meeting of shareholders, only persons in whose names shares entitled to vote are recorded on the share records of New RAP at the opening of business on the day of any meeting of shareholders shall be entitled to vote at such meeting.

There is no record date provision in the Massachusetts Statute. The declaration of each of Old RAP and RAF authorizes the Board to fix a record date for the determination of shareholders with respect to various matters. Each of Old RAP's and RAF's bylaws provide that trustees may fix a record date, which shall be not more than 90 days before the date of any meeting of the shareholders.

Proxies

Each Fund's trustees have the power and authority to execute and deliver proxies to such person or persons as the trustees deem proper, granting to such person or persons such power and discretion with relation to securities or property as the trustees deem proper. The declaration of each Fund also provides that a shareholder's notice of an annual meeting shall set forth information that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest.

Appendix 1-6

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Advance Notice of Nominees for Trustees and Other Proposals	New RAP's bylaws set forth procedures for submission of nominations for trustee elections and other proposals by shareholders for consideration at an annual meeting of shareholders, including, among other things:

(a) requiring a shareholder wishing to make a nomination or proposal of other business to be (i) a shareholder who has continuously held the lesser of $2,000 in market value, or 1%, of the shares of New RAP entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such shareholder gives the notice required by New RAP's bylaws, and continuously holds such shares through and including the time of the annual meeting (including any adjournment or postponement thereof) and (ii) a shareholder of record for at least one year immediately preceding such shareholder's submission of a notice of nomination or other proposal of business a Shareholder of record of shares entitled to vote at the meeting on such election, or the proposal for other business, as the case may be, and that the shareholder continue to be a shareholder of record at the time of submitting its notice of a nomination or other proposal through and including the time of the meeting and that the shareholder submit the nomination or proposal of other business to New RAP's Board in accordance with New RAP's declaration;

(b) providing that the advance notice provisions in the bylaws are the exclusive means for a shareholder to submit such business for consideration at an annual meeting of shareholders, except to the extent of matters which are required to be presented to	Each of Old RAP's and RAF's declaration sets forth procedures for submission of nominations for trustee elections and other proposals by shareholders for consideration at an annual meeting of shareholders, including, among other things:

(a) requiring a shareholder wishing to make a nomination or proposal of other business to be a shareholder of record at the time of submitting its notice of a nomination or other proposal as well as at the time of the meeting;

(b) providing that the deadline for submitting a notice of a nomination or proposal of other business for consideration at an annual meeting of shareholders shall be not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting; and if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, the notice shall be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by Old RAP or RAF;

(c) requiring information be provided regarding any proposed nominee by the proposing shareholder, including, among other things: (i) personal information such as the name, age,

Appendix 1-7

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
shareholders by applicable law which have been properly presented in accordance with the requirements of such law;

(c) providing that the deadline for submitting a notice of a nomination or proposal of other business for consideration at an annual meeting of shareholders to not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of New RAP's preceding year's proxy statement; and if the date of the proxy statement for the annual meeting is more than 30 days earlier than the first anniversary of the date of the proxy statement for the preceding year's annual meeting, the notice shall be delivered by not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (i) notice of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by New RAP;

(d) requiring that along with submitting a notice of a nomination or proposal of other business for consideration at an annual meeting of shareholders, shareholders are required to hold a certificate for all shares owned by such shareholder during all times required by the advance notice provisions of New RAP's bylaws, and that a copy of each such certificate held by such shareholder at the time of giving such notice be included with the notice;

(e) requiring information be provided regarding any proposed nominee or certain associates of the proposed nominee by the proposing shareholder, including, among other things: (i) personal information such as the	business address and residence address of the proposed nominee; (ii) the class series and number of any shares that are, directly or indirectly, beneficially owned or owned of record by the proposed nominee, and the date such shares were acquired and the investment intent of such acquisition; (iii) a description of all purchases and sales of securities of Old RAP or RAF by such proposed nominee during the previous 12 months, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and (iv) all other information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of a trustee in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act;

(d) requiring, with respect to any business other than the election of trustees that a shareholder proposes to bring before a meeting of shareholders, a description of the business, the reasons for proposing the business and any material interest in the business of such shareholder and certain of its associates, including any anticipated benefits;

(e) requiring, as to the shareholder giving the notice and certain of its affiliates, (i) the class, series and number of all shares of Old RAP or RAF that are owned of record by the shareholder or by certain of its affiliates; (ii) the class series and number of, and the nominee holder for, any shares of Old RAP or RAF that are owned, directly or indirectly, beneficially but not of record by the shareholder or by certain of its

Appendix 1-8

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
name, age, business address and residence address of the proposed nominee and certain associates of the proposed nominee; (ii) information as to the proposed nominee's qualifications to be a trustee pursuant to the criteria set forth in the bylaws; (iii) the class series and number of any shares that are, directly or indirectly, beneficially owned or owned of record by the proposed nominee or certain of associates of the proposed nominee, and the date such shares were acquired and the investment intent of such acquisition; (iv) a description of all purchases and sales of securities of New RAP by such proposed nominee or certain associates of the proposed nominee during the previous 24 months, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; (v) a description of all Derivative Transactions (as defined in New RAP's bylaws) by the proposed nominee or by certain associates of the proposed nominee during the previous 24 months, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions; (vi) disclosure of certain performance related fees that the proposed nominee or certain of the proposed nominee's associates are entitled to based on any increase or decrease in the value of shares of New RAP or instrument or arrangement of the type contemplated within the definition of a Derivative Transaction, if any, as of the date of such notice; (vii) disclosure of any proportionate interest in shares of New RAP or instrument or arrangement of the type contemplated within the definition of a Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such proposed	affiliates, and; (iii) the name and address of the shareholder as they appear on Old RAP's or RAF's books;

(f) requiring that a shareholder provide information about itself and certain of its associates, including information regarding transactions by the proposed shareholder and certain associates of the shareholder involving securities of Old RAP or RAF for the 12 months prior to the submission of the notice by the shareholder for which such information must be provided;

(g) to the extent known by the proposed nominee or certain associates of the proposed nominee, the name and address of any other person who owns, of record or beneficially, any shares of Old RAP or RAF and who supports the proposed nominee for election or reelection as a trustee;

(h) providing that if a shareholder nomination or other proposal, if approved and implemented by Old RAP or RAF, would cause the Old RAP or RAF to be in breach of any of its covenants in any existing or proposed debt instrument or agreement, then such proposing shareholder shall provide at the same time as the submission of its nomination or other proposal evidence satisfactory to Old RAP's or RAF's Board of the lender's or contracting party's willingness to waive the breach of covenant or a plan for repayment of the indebtedness to the lender or correcting the contractual default, which plan must be satisfactory to Old RAP's or RAF's Board in its discretion; and

(i) requiring that shareholders provide regulatory notice or obtain regulatory consent or approval, if any, with respect to shareholder nominations or

Appendix 1-9

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
nominee or certain associates of the proposed nominee is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (viii) disclosure of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing shareholder, certain associates of the proposed nominee, or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the proposed nominee, or his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the "SEC"), if the shareholder making the nomination and certain associates of the proposed nominee on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (ix) disclosure of any rights to dividends on the shares of New RAP owned beneficially by the proposed nominee or certain associates of the proposed nominee that are separated or separable from the underlying shares of New RAP; (x) to the extent known by the proposed nominee or certain associates of the proposed nominee, the name and address of any other person who owns, of record or beneficially, any shares of New RAP and who supports the proposed nominee for election or reelection as a trustee; (xi) all other information relating to the proposed	other proposals.

Appendix 1-10

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
nominee or certain associates of the proposed nominee that is required to be disclosed in solicitations of proxies for election of a trustee in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (xii) such proposed nominee's notarized written consent to being named in the shareholder's proxy statement as a nominee and to serving as a trustee if elected;

(f) requiring, with respect to any business other than the election of trustees that a shareholder proposes to bring before a meeting of shareholders, (i) a description of the business; (ii) the reasons for proposing the business and any material interest in the business of such shareholder and certain of its associates, including any anticipated benefits; (iii) a description of all agreements, arrangements and understandings between the shareholder and certain associates of the shareholder amongst themselves or with any other person or persons (including their names) in connection with the proposal of such business by the shareholder; and (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

(g) requiring, as to the shareholder giving the notice and certain of its affiliates, (i) the class, series and number of all shares of New RAP that are owned of record by the shareholder or by certain of its affiliates, and the date such shares were acquired and the investment intent of such acquisition; (ii) the class series and number of, and the nominee

Appendix 1-11

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
holder for, any shares of New RAP that are owned, directly or indirectly, beneficially but not of record by the shareholder or by certain of its affiliates, and the date such shares were acquired and the investment intent of such acquisition; (iii) all information relating to the shareholder and certain associates of the shareholder required to be disclosed in connection with the solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act, as amended, and the rules and regulations promulgated thereunder; (iv) the name and address of the shareholder as they appear on New RAP's books; (v) the investment strategy or objective, if any, of the shareholder or certain of its affiliates and a copy of the prospectus offering memorandum or similar document, if any, provided to investors or potential investors in the shareholder or certain of its affiliates;

(h) requiring that a shareholder provide information about itself and certain of its associates, including, among other things: (i) information regarding transactions by the proposed shareholder and certain associates of the shareholder involving securities of New RAP for the 24 months prior to the submission of the notice by the shareholder for which such information must be provided; (ii) disclosure of certain performance related fees that the shareholder or certain associates of the shareholder is entitled to based on any increase or decrease in the value of shares of New RAP or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice; (iii) disclosure of

Appendix 1-12

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
any proportionate interest in shares of New RAP or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which the shareholder or certain associates of the shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (iv) disclosure of any rights to dividends on the shares of New RAP owned beneficially by the proposed nominee or certain associates of the proposed nominee that are separated or separable from the underlying shares of New RAP;

(i) requiring the shareholder to indicate the class and series of beneficial interest of New RAP entitled to vote for the proposed nominee and/or other proposal of business, as applicable, if more than one class or series of beneficial interest in New RAP is outstanding;

(j) providing that if a shareholder nomination or other proposal, if approved and implemented by New RAP, would cause New RAP to be in breach of any of its covenants in any existing debt instrument or agreement or other material agreement, then such proposing shareholder shall provide at the same time as the submission of its nomination or other proposal evidence of the availability to New RAP of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to New RAP, as determined by New RAP's Board in its discretion, unless the proposing shareholder instead submits at such time evidence satisfactory to New

Appendix 1-13

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
RAP's Board of the lender's or contracting party's willingness to waive the breach of covenant or default;

(k) requiring that shareholders provide regulatory notice or obtain regulatory consent or approval, if any, with respect to shareholder nominations or other proposals and that the shareholder provide at the same time as the submission of the nomination or proposal of other business evidence satisfactory to New RAP's Board that the applicable governmental or regulatory actions have been made or obtained or if that evidence was not obtainable by the time of such submission despite the shareholder's diligent and best efforts, a detailed plan for making or obtaining the applicable filings, consents or approvals prior to the election of any shareholder nominee or the implementation of the shareholder's proposal, which plan must be satisfactory to New RAP's Board in its discretion; and

(l) providing that the proposing shareholder is responsible for ensuring compliance with the advance notice provisions, that any responses of the shareholder to any request for information will not cure any defect in the shareholder's notice and that neither New RAP, New RAP's Board nor any committee of the Board nor any officer of New RAP has any duty to request clarification or updating information or inform the proposing shareholder of any defect in the shareholder's notice.
Qualification and Election of Trustees	Under the Delaware Act, the governing documents may set forth the manner in which trustees are elected and qualified.	The Massachusetts Statute does not contain any provisions relating to the election and qualification of trustees of a MA Trust.

Appendix 1-14

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF

Under New RAP's bylaws, a trustee shall, without limitation, (a) be an individual at least 21 years of age who is not under legal disability, (b) have substantial expertise or experience relevant to the business of New RAP and its subsidiaries and (c) not have been convicted of a felony. In addition, under New RAP's bylaws, a majority of the trustees are required to be "Independent Trustees." An Independent Trustee is one who is not an employee of New RAP's investment adviser, is not involved in New RAP's day-to-day activities, is not an "interested person" of New RAP (as defined in the 1940 Act), except for the fact of his or her being a trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of New RAP are listed for trading and the SEC. Also, so long as the number of trustees shall be five or greater, at least two trustees shall be "Managing Trustees." "Managing Trustees" are trustees who are not Independent Trustees and who have been employees, officers or directors of New RAP's investment adviser or involved in the day-to-day activities of New RAP during the one year prior to their election as trustee.

Under Old RAP's and RAF's bylaws, a majority of the trustees holding office shall at all times be trustees who are not "interested person," as defined in the 1940 Act, except for the fact of his or her being a trustee.

New RAP's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which New RAP's common shares are listed, subject to the voting rights of any class or series of New RAP shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in an uncontested election of trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called

Under the declaration of trust of each of Old RAP and RAF, subject to the voting powers of one or more classes or series of shares of Old RAP or RAF, trustees are elected by a plurality of shares voted at a duly called meeting of shareholders at which a quorum is present.

Appendix 1-15

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
and at which a quorum is present is required to elect a trustee in a contested election (which is an election at which the number of nominees exceeds the number of trustees to be elected).
Removal of Trustees

The governing instrument of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of the DE Trust.

New RAP's declaration provides that except as required by applicable law, a trustee may be removed from office (a) with or without "Cause" (as hereinafter defined) by the affirmative vote of all the remaining trustees or (b) with Cause by the action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee. "Cause" requires willful misconduct, dishonesty or fraud on the part of the trustee in the conduct of his or her office or such trustee being convicted of a felony.

The governing instrument of a MA Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of the MA Trust.

The declarations of Old RAP and RAF provide that except as required by applicable law, a trustee may be removed from office only for "Cause" and only by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee. "Cause" requires willful misconduct, dishonesty or fraud on the part of the trustee in the conduct of his or her office or such trustee being convicted of a felony.

Vacancies on Board of Trustees

As provided in each of Old RAP's and RAF's declaration, and subject to any voting powers of one or more classes or series of shares as set forth in the bylaws, and subject to any limitations imposed by the 1940 Act or other applicable law, any vacancy occurring in the Board, including a vacancy that results from an increase in the number of trustees, may be filled by a majority vote of the trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining trustee; provided, however, that if the shareholders of any class or series of shares are entitled separately to elect one or more trustees, a majority of the remaining trustees elected by that class or series or the sole remaining trustee elected by that class or series may fill any vacancy among the number of trustees elected by that class or series. A trustee elected by the trustees to fill any vacancy occurring in the Board shall serve until the next annual meeting of shareholders at which such trustee's class shall be elected, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any trustee elected by shareholders at an annual meeting to fill any vacancy occurring in the Board that has arisen since the preceding annual meeting of shareholders (which vacancy has not been filled by election of a new trustee by the trustees) shall hold office for a term which coincides with the remaining term of the class of trustees to which such office was previously assigned. New RAP's bylaws contain a similar provision.

Appendix 1-16

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Powers	Each Fund's declaration expressly bestows specific powers to its Board, which include, among other things, in the name and on behalf of the Fund, the power to:
(a) elect and to revoke the status of the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code");
(b) invest and reinvest cash, and to hold cash uninvested;
(c) sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Fund;

(d) vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the trustees deem proper, granting to such person or persons such power and discretion with relation to securities or property as the trustees deem proper;

(e) exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(f) hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the trustees or of the Fund or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(g) to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of shares, to allocate assets, liabilities, income and expenses of the Fund to a particular class or classes or series of shares of the Fund or to apportion the same among two or more classes or series;

(h) consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Fund; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Fund;

(i) join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the trustees of the Fund deem proper;

(j) compromise, arbitrate or otherwise adjust claims in favor of or against the Fund on any matter in controversy, including, without limitation, claims for taxes;
(k) enter into joint ventures, general or limited partnerships, limited liability companies, and any other combinations or associations;
(l) borrow funds;
(m) endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability

Appendix 1-17

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
for payment thereof; and to mortgage and pledge the Fund property or any part thereof to secure any of or all of such obligations;

(n) indemnify or to purchase and pay for entirely out of Fund property such insurance as they may deem necessary or appropriate for the conduct of the business of the Fund, including, without limitation, insurance policies insuring the assets of the Fund and payment of distributions and principal on its portfolio investments, and indemnities or insurance policies insuring the shareholders, trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of the Fund individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as a shareholder, trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor of the Fund, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(o) pay pensions for faithful service, as deemed appropriate by the trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the trustees, officers, employees and agents of the Fund;

(p) purchase or otherwise acquire shares of the Fund;

(q) engage in any other lawful act or activity in which business corporations organized under the laws of the State of Delaware, with respect to New RAP, and the Commonwealth of Massachusetts, with respect to Old RAP and RAF, may engage; and

(r) change the domicile of the Fund's existence as may permitted by the 1940 Act and any other applicable law.

New RAP's declaration further provides that subject to any express limitations contained in the declaration or in the bylaws, the business and affairs of the Fund shall be managed under the direction of New RAP's Board and New RAP's Board shall have full, exclusive and absolute power, control and authority over any and all Fund property. New RAP's Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Fund. New RAP's declaration provides that it shall be construed with the presumption in favor of the grant of power and authority to New RAP's Board. Any construction of the declaration or determination made in good faith by New RAP's Board concerning its powers and authority under the declaration will be conclusive. The enumeration and definition of particular powers of the trustees included in the declaration or in the bylaws of New RAP are to in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon New RAP's Board or the trustees under the general laws of the State of Delaware or any other applicable laws.

Appendix 1-18

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Board of Trustee Voting

As provided in each of Old RAP's and RAF's declaration, the trustees shall act on all matters which come before a meeting by majority vote. Except as otherwise required by the 1940 Act or other applicable law, any action to be taken by the trustees may be taken at a meeting held by means of a conference conducted via telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Trustees may also act by majority written consent. New RAP's bylaws contain similar provisions.

Compensation of Trustees

Pursuant to New RAP's bylaws, trustees are entitled to receive such reasonable compensation for their services in such capacity as the trustees may determine from time to time. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the trustees or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as trustees. The trustees are also entitled to receive remuneration for services rendered to the Fund in any other capacity, and such services may include, without limitation, (a) services as an officer of the Fund, (b) services as an employee of the adviser of the Fund, (c) legal, accounting or other professional services or (d) services as a broker, transfer agent or underwriter, each whether performed by a trustee or any person affiliated with a trustee.

Pursuant to each of Old RAP's and RAF's declaration, the trustees are authorized to pay, or to cause to be paid out of the principal or income of Old RAP or RAF, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with Old RAP and RAF, or in connection with the management thereof, including, but not limited to, the trustees' compensation and such expenses and charges for the services of Old RAP's and RAF's officers, employees, investment adviser, sub-adviser or manager, underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the trustees may deem necessary or proper to incur.

Reliance

Each Fund's declaration provides that the trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of the Fund's declaration, and that the trustees shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

New RAP's bylaws provide that each trustee, officer, employee and agent of New RAP shall, in the performance of his or her duties with respect to New RAP, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of New RAP or by New RAP's investment adviser, accountants, appraisers or other experts or consultants selected by New RAP's Board or officers, regardless of whether such counsel or expert may also be a trustee.

Appendix 1-19

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Emergency	New RAP's bylaws contain emergency provisions in order to provide for procedural flexibility with respect to calling and providing notice of meetings in the event of an emergency.	The governing documents of Old RAP and RAF do not contain provisions relating to emergencies and exigent circumstances.
Restrictions on Transfer	Neither the Delaware Act nor the Massachusetts Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfer of beneficial interest.

The declaration of each Fund imposes restrictions on transfer of ownership in the Fund. Specifically, the declaration of each Fund provides that no person, other than an excepted person (as approved by the Fund's Board), may own in excess of 9.8% of the common shares of the Fund or of the aggregate of all the outstanding classes and series of shares of the Fund. New RAP's declaration also imposes a limit on any person owning in excess of 9.8% of any class or series of shares of New RAP. If any person holds beneficial or constructive ownership in excess of the ownership limitations, then the excess shares shall be deemed to be held by a charitable trustee, as designated by the Fund's Board, for the benefit of a charitable organization and the offending shareholder shall have no (a) rights in the excess shares, (b) economic benefit from ownership of any excess shares, (c) rights to dividends or other distributions, (d) rights to vote or other rights attributable to the excess shares in the charitable trust and (e) no claim, cause of action or other recourse whatsoever against the purported transferor of such excess shares.

Any excess shares held in a charitable trust by a charitable trustee shall, within 20 days of receiving notice from the Fund that the excess shares have been transferred to the charitable trust established pursuant to Article V of each Fund's declaration, be sold to a person, designated by the charitable trustee, whose ownership of the shares will not violate the ownership limits set forth in the Fund's declaration. Upon any such sale, the interest of the beneficiary of the charitable trust in the shares will terminate and the charitable trustee shall distribute the net proceeds of the sale to the offending shareholder and to the charitable beneficiary as follows: (a) the offending shareholder shall receive the lesser of (i) the price paid by the offending shareholder for the excess shares or (ii) if the offending shareholder did not give value for the excess shares in connection with the event causing the shares to be held in the charitable trust, the market price (as defined in the declaration) of the shares on the day of the event causing the shares to be held in the charitable trust and (b) the beneficiary of the charitable trustee would receive the balance of any amounts resulting from the disposition of the excess shares.

In addition, shareholders of five percent or more of any series or class of outstanding securities of the Fund are required, within 30 days after the end of each taxable year, and, with respect to New RAP, within three business days after a request from New RAP, to give written notice to the Fund stating (a) the name and address of such owner, (b) the number of shares of any security of the Fund actually owned and the number of shares of any security of the Fund beneficially owned or constructively owned and (c) a description of the manner in which the shares are held.

Appendix 1-20

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF

New RAP's declaration provides that all costs and expenses of the charitable trustee, as well as costs of New RAP associated with enforcing the transfer restrictions shall be borne by the offending shareholder.

Regulatory Compliance and Disclosure

New RAP's declaration provides for various regulatory and disclosure requirements affecting New RAP or any of its subsidiaries that shareholders of New RAP are required to comply with, including, among other things:

(a) requiring that shareholders whose ownership interest in New RAP or actions affecting New RAP trigger the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on New RAP or any of its subsidiaries or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with New RAP to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of New RAP or any of its subsidiaries;

(b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of New RAP necessary to cause the application of such requirement or regulation to not apply to New RAP or any of its subsidiaries; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of New RAP by not later than the 10th day after triggering such requirement or regulation, then any shares of New RAP beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall,

The governing documents of Old RAP and RAF do not contain provisions relating to regulatory compliance and disclosure that are similar to those provided in New RAP's declaration.

Appendix 1-21

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
to the fullest extent permitted by law, be deemed to constitute shares held in violation of the ownership limitations set forth in Article V of New RAP's declaration and be subject to the provisions contained therein and any actions triggering the application of such requirements or regulations may be deemed by New RAP to be of no force or effect;

(c) requiring that if the shareholder fails to satisfy the requirements or regulations or to take curative actions within such 10 day period, New RAP may take all other actions which New RAP's Board deems appropriate to require compliance or to preserve the value of New RAP's assets; and New RAP may charge the offending shareholder for New RAP's costs and expenses as well as any damages which may result to New RAP;

(d) requiring that shareholders comply with all applicable requirements of federal and state laws, including all rules and regulations promulgated thereunder, in connection with such shareholder's ownership interest in New RAP and all other laws which apply to New RAP or any of its subsidiaries or their respective businesses, assets or operations and which require action or inaction on the part of the shareholder;

(e) providing that, if a shareholder, by virtue of the shareholder's ownership interest in New RAP or its receipt or exercise of proxies to vote shares owned by other shareholders would not be permitted to vote the shareholder's shares of New RAP or proxies for shares of New RAP in excess of a certain amount pursuant to applicable law but New RAP's Board determines that the excess shares or shares represented by the excess

Appendix 1-22

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
proxies are necessary to obtain a quorum, then the shareholder shall not be entitled to vote any such excess shares or proxies, and instead such excess shares or proxies may, to the fullest extent permitted by law, be voted by New RAP's investment adviser (or by another person designated by the trustees) in proportion to the total shares otherwise voted on such matter; and

(f) providing that, to the fullest extent permitted by law, any representation, warranty or covenant made by a shareholder with any governmental or regulatory body in connection with such shareholder's interest in New RAP or any of its subsidiaries shall be deemed to be simultaneously made to, for the benefit of and enforceable by, New RAP and any of its applicable subsidiaries.
Preemptive Rights and Redemption of Shares	Under each of the Delaware Act and the Massachusetts Statute, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders.
Each of the Funds' declarations provides that shareholders shall not have the preemptive or other right to receive, purchase or subscribe for any additional shares or other securities of such Funds.

Any purchase or transfer or purported purchase or transfer of shares to any person whose holding of the shares of any of the Funds may cause such Fund to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the purchase or transfer of the shares to such person, shall be void ab initio. Any shares purportedly transferred to or retained by such person may, at the option of such Fund, be repurchased by the Fund at the lesser of market value or net asset value at the time of repurchase.

Liquidation Upon Dissolution or Termination Events

Under the Delaware Act, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.

In the Massachusetts Statute, there are no provisions pertaining to the liquidation of a MA Trust.

Appendix 1-23

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Under the Delaware Act, a series established in accordance with the Delaware Act that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument. A series is dissolved and its affairs wound up at the time or upon the happening events specified in the governing instrument or as specified by the DE Act.

Pursuant to the declarations of each Fund, upon termination of a Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of such Fund, as may be determined by the trustees of such Fund, such Fund shall reduce the remaining assets to distributable form in cash or shares or other property, and distribute the proceeds to the shareholders ratably according to the number of shares and according to the series or class held by the shareholders on the date of termination. Any series or class of shares other than common shares may be terminated or redeemed by such Fund pursuant to terms established by the trustees or in the bylaws. A termination or redemption of common shares shall be considered a liquidation or termination of a Fund and shall only be accomplished pursuant to the terms established in Article VI of such Fund's declaration, related to shareholders' voting powers and meetings, provided, however, a partial redemption or termination of common shares of up to 10% of the number of common shares outstanding in any 12 month period (the 10% amount being determined on the day before the first redemption or termination in each such 12 month period) may be accomplished by such Fund pursuant to a vote of 75% of the trustees then in office.

Each Fund's declaration provides that the affirmative vote or consent of at least a majority of the trustees and at least 75% of the common shares outstanding and entitled to vote (by class or series or in combination as may be established in such Fund's bylaws or by such Fund's trustees) shall be necessary to authorize liquidation or termination of the Fund.

Limitation on Interseries Liability

The Delaware Act explicitly authorizes limitation on inter-series liability so that the debts, liability, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series or a multiple series DE Trust will be enforceable

The Massachusetts Statute does not contain provisions addressing series or class liability with respect to a multiple series or class investment company. Therefore, unless otherwise provided in the declaration of trust for a MA Trust, the debts, liabilities, obligations

Appendix 1-24

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
	only against the assets of such series, and not against the general assets of the DE Trust or any other series. Additionally, unless otherwise provided in the governing instrument of the DE Trust, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the DE Trust generally or any other series thereof will be enforceable against the assets of such series. This protection will be afforded if: (i) the DE Trust separately maintains the records and the assets of such series; (ii) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and (iii) the governing instrument so provides.	and expenses incurred, contracted for or otherwise existing with respect to a particular series or class may be enforceable against the assets of the MA Trust generally.

The declaration of each Fund provides that the trustees of such Fund have the power and authority to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of shares, to allocate assets, liabilities, income and expenses of such Fund to a particular class or classes or series of shares or to apportion the same among two or more classes or series.

Shareholder Liability

Under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. Therefore, the owners of a MA Trust could potentially be liable for obligations of the trust, notwithstanding an express provision in the governing instrument stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Under each Fund's declaration, all persons extending credit to, contracting with or having any claim against a Fund or a particular series or class of shares shall look only to the assets of that Fund or the assets of that particular series or class of shares for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Trustee/Director Liability	Subject to the provisions in the governing instrument, the Delaware Act provides that a trustee or any other person managing the DE Trust,	The Massachusetts Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust

Appendix 1-25

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
	when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument.	could potentially be held personally liable for the obligations of the trust.

Under each of the Funds' declarations, the trustees are not responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or underwriter of each such Fund, nor is any trustee responsible for the act or omission of any other trustee, but nothing contained in the Funds' declaration protects any trustee against any liability to which he or she would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his or her required duties.

Indemnification

Subject to such standards and restrictions contained in the governing instrument of a DE Trust, the Delaware Act authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.

The Massachusetts Statute is silent as to the indemnification of trustees, officers and shareholders.

New RAP's declaration provides that, at the discretion of New RAP's Board, the Fund may indemnify a trustees or officer, (including persons who serve at such Fund's request as directors, officers or trustees of another organization in which such Fund has any interest as a shareholder, creditor or otherwise and such persons' heirs, executors and administrators), against all liabilities and expenses unless the liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. Also, in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a

Each of Old RAP's and RAF's declaration provides that each such Fund shall indemnify each of its trustees and officers, (including persons who serve at each such Fund's request as directors, officers or trustees of another organization in which each such Fund has any interest as a shareholder, creditor or otherwise and such persons' heirs, executors and administrators), against all liabilities and expenses unless the liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. Also, in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or

Appendix 1-26

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
	shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by such Fund out of such Fund's property against all loss and expense arising from such liability.	having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by each such Fund out of each such Fund's property against all loss and expense arising from such liability.
Indemnification of the Fund

Under New RAP's declaration, each shareholder will be liable to New RAP for, and indemnify and hold harmless New RAP (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys' and other professional fees, whether third party or internal, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of the declaration or bylaws (including the advance notice provisions of the bylaws) or any action against New RAP in which the shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of New RAP's highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

Under each of Old RAP's and RAF's declaration, each shareholder will indemnify and hold harmless Old RAP and RAF (and, if applicable, any charitable trustee, as described in restrictions to transfer above) from and against all costs, expenses, penalties, fines and other amounts, including, without limitation, attorneys' and other professional fees, whether third party or internal, arising from such shareholder's breach of any provision of Old RAP's or RAF's declaration or bylaws, and shall pay such sums to Old RAP or RAF upon demand, together with interest on such amounts, which interest will accrue at the lesser of 15% per annum compounded and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of repayment by Old RAP or RAF.

Insurance	The Delaware Act is silent as to the right of a DE Trust to purchase insurance on behalf of its trustees or other persons.	There is no provision in the Massachusetts Statute relating to insurance.

Each Fund's declaration provides that trustees have the power to indemnify or to purchase and pay for entirely out of a Fund's property such insurance as they may deem necessary or appropriate for the conduct of the business of such Fund, including, without limitation, insurance policies insuring the assets of such Fund and payment of distributions and principal on its portfolio investments, and

Appendix 1-27

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
indemnities or insurance policies insuring the shareholders, trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of such Fund individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as shareholder, trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not such Fund would have the power to indemnify such person against such liability.
Shareholder Right of Inspection

Under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the Delaware Act permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.

There is no provision in the Massachusetts Statute relating to shareholders inspection rights.

Each Fund's declaration provides that all shareholders' requests to inspect the records of a Fund shall be submitted by shareholders to the trustees in writing. Upon receipt of such requests, the trustees may establish procedures for such inspections. To preserve the integrity of such Fund's records, the trustees may provide certified copies of records rather than originals. The trustees shall not be required to create records or obtain records from third parties to satisfy shareholders' requests. The trustees may require shareholders to pay in advance or otherwise indemnify such Fund for the costs and expenses of shareholders' inspection of records.

New RAP's bylaws provide that the trustees shall keep at the principal office for the transaction of business of New RAP the original or a copy of the bylaws, as amended or otherwise altered to date, certified by the secretary, which shall be

Appendix 1-28

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
open to inspection by the shareholders at all reasonable times during office hours.
Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder's right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.

New RAP's declaration provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of New RAP or any series or class of shares or shareholders (a)(i) unless such shareholder is a shareholder at the time such court action, proceeding or claim is commenced and such shareholder continues to be a shareholder throughout the duration of such action, proceeding or claim and (ii) (1) at the time of the transaction or event underlying such action, proceeding or claim, such shareholder was a shareholder or (2) such shareholder's status as a shareholder devolved upon the shareholder by operation of law or pursuant to the terms of New RAP's declaration from a person who was a shareholder at the time of the transaction or event underlying such action, proceeding or claim and (b) without first making demand on the trustees requesting the

There is no provision under the Massachusetts Statute regarding derivative actions.

The declarations of each of Old RAP and RAF provide that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of Old RAP or RAF or any series or class of shares or shareholders without first making demand on the trustees requesting the trustees to bring or maintain such action, proceeding or claim. The demand will not be excused unless the plaintiff makes a specific showing that irreparable non-monetary injury to Old RAP or RAF or a series or class of shares or shareholders would result. The demand shall be mailed to the respective secretary of Old RAP or RAF and shall set forth the nature of the proposed court action or claim, and the facts. The demand shall be considered by the trustees, and in their sole discretion, the trustees may submit the matter to a vote of shareholders or a series or class of shares. All decisions are biding upon all shareholders. Any decision not to bring or maintain a court action, proceeding or suit shall be subject to the right of the shareholders to vote on whether or not such action, proceeding or suit should have been brought, and the vote by shareholders to override the decision shall be a majority of the outstanding shares, series or class or group which are affected by the proposed court action, proceeding or suit.

Appendix 1-29

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
trustees to bring or maintain such action, proceeding or claim and such demand has the support of shareholders owning a majority of the outstanding class or series of shares affected by the proposed court action, proceeding or suit. The demand will not be excused unless the plaintiff makes a specific showing that irreparable non-monetary injury to New RAP or a series or class of shares or shareholders would result. The demand shall be mailed to the secretary of New RAP and shall set forth the nature of the proposed court action or claim, and the facts. The demand shall be considered by the Independent Trustees, and in their sole discretion, the Independent Trustees may submit the matter to a vote of shareholders or a series or class of shares. All decisions are binding upon all shareholders. Any decision not to bring or maintain a court action, proceeding or suit shall be subject to the right of the shareholders to vote on whether or not such action, proceeding or suit should have been brought, and the vote by shareholders to override the decision shall be 75% of the outstanding shares, series or class or group which are affected by the proposed court action, proceeding or suit.
Arbitration of Claims

The Delaware Act provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.

New RAP's declaration provides that any disputes, claims or controversies brought by or on behalf of a shareholder of New RAP (including beneficial owners and former shareholders), either on his, her or its own behalf, on behalf of the Trust or on behalf of any series or class of Shares or shareholders of New RAP against New RAP or any Trustee,

There is no provision under the Massachusetts Statute regarding arbitration. The declarations of Old RAP and RAF do not provide for arbitration.

Appendix 1-30

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
officer, investment adviser (including the Advisor or its successor), agent or employee of New RAP, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of New RAP's declaration or bylaws (all of which are referred to as "Disputes") or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the rules of the American Arbitration Association ("AAA"). Disputes are intended to include derivative actions against Trustees, officers or managers of New RAP and class actions by shareholders against those individuals or entities and New RAP.

New RAP's declaration provides that there shall be three arbitrators. If there are (a) only two parties to the arbitration, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (b) more than two parties to the arbitration, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator. The arbitrators appointed by the parties may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

The place of any arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties, and the

Appendix 1-31

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
arbitrators shall be required to follow the laws of the State of Delaware.

New RAP's declaration provide that there shall be only limited documentary discovery of documents directly related to the issues in dispute, or as may be ordered by the arbitrators.

Except as otherwise set forth in specific provisions of New RAP's declaration or as otherwise agreed by the parties to the arbitration, each party involved in an arbitration shall bear its own costs and expenses (including attorneys' fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys' fees) or, in a derivative case, award any portion of New RAP's award to the claimant or the claimant's attorneys.

The award rendered by the arbitrators shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.
Amendments to Governing Documents

The Delaware Act provides broad flexibility as to the manner of amending and/or restating the governing instrument of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust's certificate of trust are not required to be filed with the Delaware Secretary of State.

The Massachusetts Statute provides broad flexibility as to the manner of amending and/or restating the governing instrument of a MA Trust. The Massachusetts Statute provides that the trustees shall, within 30 days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

Appendix 1-32

	Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
Certificate of Trust
Pursuant to New RAP's declaration, amendments to the certificate of trust for any purpose may be made at any time by the trustees without shareholder approval.
Declaration of Trust

The trustees may amend their respective Funds' declaration in their sole discretion, without the need for shareholder action, for the purpose of (a) changing the name of such Fund, (b) changing the domicile of such Fund without changing the substance of its declaration (other than changes made in light of any such change in domicile which New RAP's Board determines appropriate) or (c) supplying any omission, curing any ambiguity, correcting any defective or inconsistent provision or error or clarifying the meaning and intent or clarifying the meaning and intent of the declaration.

In addition, the declarations of each Fund may be amended, altered, changed or repealed with an affirmative vote of a majority of such Funds' trustees then in office and at least 75% of the shares outstanding and entitled to vote, or if an amendment is approved by 75% of such Funds' trustees then in office, no shareholder approval will be required except to the extent shareholder approval is required by law.

Bylaws
Each Fund's Board may amend, change or repeal such Fund's bylaws or may adopt new bylaws without shareholder approval.

New RAP's bylaws provide that in the case of an ambiguity in the application of any provision of the bylaws or any definition contained in the bylaws, the Board shall have the sole power to determine the application of such provisions with respect to any situation based on the facts known to it and such determination shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

Applicable Law

New RAP's declaration is governed by and construed and administered according to the laws of the State of Delaware. However, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common law, statutory law or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of New RAP's declaration, shall be applicable, including, without limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations).

New RAP's bylaws provide that if any provision of the Bylaws is determined

The declarations of each of Old RAP and RAF are governed by and construed and administered according to the laws of the Commonwealth of Massachusetts.

Appendix 1-33

Delaware Statutory Trust and Governing Documents of New RAP	Massachusetts Business Trust and Governing Documents of Old RAP and RAF
to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of the bylaws shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board, or, in the absence of action by the Board, by the court or regulatory body which determined the provision to be unlawful. New RAP's bylaws shall be subject to and construed in accordance with the 1940 Act. In the event of a conflict between any provision of the bylaws and the 1940 Act, such provision shall be construed to achieve the purpose of the provision to the extent legally possible under the 1940 Act.

Appendix 1-34

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF THE ASSETS AND ASSUMPTION OF
THE LIABILITIES OF

RMR ASIA PACIFIC REAL ESTATE FUND ("Old RAP"),
AND
RMR ASIA REAL ESTATE FUND ("RAF")

BY AND IN EXCHANGE FOR SHARES OF
NEW RMR ASIA PACIFIC REAL ESTATE FUND

("New RAP", and together with RAF and Old RAP, unless with respect to New RAP the context implies otherwise, the "Funds")

        This Statement of Additional Information ("SAI") is available to the shareholders of Old RAP and RAF in connection with proposed reorganizations ("Reorganizations") whereby New RAP will acquire all of the assets and assume all of the liabilities of Old RAP and RAF in exchange for newly-issued common shares of beneficial interest, $.001 par value, of New RAP having an aggregate value equal to the net asset value attributable to the common shares of Old RAP and RAF. Each of Old RAP and RAF will (i) distribute the New RAP common shares to its common shareholders, (ii) terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and (iii) dissolve under applicable state law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus dated March 30, 2009 relating to the proposed Reorganizations of Old RAP and RAF with New RAP (the "Joint Proxy Statement/Prospectus").

        This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to RMR Funds at 400 Centre Street, Newton, MA 02458. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the Securities and Exchange Commission's ("SEC") web site at (http://www.sec.gov) .

        The date of this Statement of Additional Information is March 30, 2009.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

General Information

  The Funds

        Old RAP is a non-diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated April 18, 2006, as amended July 5, 2007, February 20, 2008 and August 8, 2008.

        New RAP is a non-diversified, closed end management investment company organized as a business trust under the laws of the State of Delaware pursuant to an Amended and Restated Agreement and Declaration of Trust dated March 26, 2009. New RAP is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations, and will commence operations after consummation of the Reorganizations.

        RAF is a non-diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 18, 2007, as amended January 24, 2008, February 20, 2008 and August 8, 2008.

        The business office of each Fund is 400 Centre Street, Newton, MA 02458.

  The Advisor

        Each Fund has an investment management contract with RMR Advisors, Inc. (the "Advisor").

  The Subadvisor

        Each Fund has an investment subadvisory contract with MacarthurCook Investment Managers Ltd. (the "Subadvisor").

Additional Investment Information

        The Funds share similar investment objectives and policies. The material investment objectives, restrictions, policies and techniques of each Fund are described in the Joint Proxy Statement/Prospectus. Each Fund has also adopted other policies and investment restrictions related to their investment activities, as described below. Each investment policy referenced below applies to each Fund, unless otherwise stated herein. Except as specifically stated, each Fund's investment policies and restrictions are not fundamental and may be changed by a Fund's Board of Trustees ("Board") without the approval of the applicable Fund's shareholders. Each Fund's investment objective is a fundamental policy and cannot be changed without a vote of its shareholders. If the Reorganizations of Old RAP and RAF with New RAP are consummated, the shareholders of Old RAP and RAF will become shareholders of New RAP following the consummation of the Reorganizations. After the Reorganizations are consummated, New RAP will continue to operate subject to the investment policies and restrictions identified below as applicable to all Funds or specific to Old RAP.

  U.S. Government Obligations

        Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no

3

payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

  Cash Reserves

        Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

        Money market instruments in which a Fund may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

  Repurchase Agreements

        Each Fund may enter into repurchase agreements. A repurchase agreement requires a Fund to purchase securities subject to its simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from a Fund at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If a Fund enters into a repurchase agreement, the Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to a Fund in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides the Fund the right to sell the underlying collateral. If the value of the collateral declines after a Fund enters a repurchase agreement, or if the seller defaults, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to a Fund. A Fund's right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

  Futures Contracts and Options on Futures Contracts

        Each Fund may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with each Fund's hedging and other risk management strategies. A Fund will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. A Fund's futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

        The principal risks to a Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of a Fund to meet margin, collateral or other payment requirements.

4

  Special Investment Instruments and Techniques

        Although the Funds have not historically, and have no present intent to do so, each Fund may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in currency rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. These strategies may be executed through derivative transactions. Each Fund has claimed an exclusion from the status as a "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Funds are not subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

        The instruments the Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Funds' investment objectives.

  Call and Put Options on Individual Securities

        Each Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

        A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by a Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of the Fund or with the Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

        The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

        Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Funds bear the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Funds may have difficulty closing out its position. Over-the-counter options purchased and sold by the Funds may also include options on baskets of specific securities.

5

  Call and Put Options on Securities Indices

        Each Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in shares held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movement in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movement in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to the Subadvisor's ability to predict correctly movement in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Additional Derivative Transactions

        Each Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, each Fund may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Funds or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Fund's investment strategy and investment objective and legally permissible. Special risks may apply to instruments that are invested in by the Funds in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Fund.

        A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Funds investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risk of loss.

  When-Issued and Forward Commitment Securities

        Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or dispose of its right to

6

deliver or receive against a forward commitment, it may incur a gain or loss. These transactions by a Fund in the aggregate will be subject to such Fund's limitation on indebtedness unless, at the time such Fund enter into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

  Leverage

        The Funds have no present intention to issue senior securities or to borrow money for leverage purposes. However, each Fund's Board may use leverage by borrowing or by issuing senior securities in the future.

        Each Fund may also incur leverage through the use of investment management techniques (e.g., selling short, "uncovered" sales of put and call options, futures contracts and options on futures contracts). Upon the use of these techniques, a Fund will establish in a segregated account cash or other liquid securities equal to such Fund's obligations in respect of such techniques. Such investment management techniques are speculative and involve risks, including possibly higher volatility in the Fund's net asset value and higher volatility in the market value of the Fund's shares.

        During periods in which leverage results in greater managed assets, the fees paid to the Advisor for advisory services will be higher than if a Fund did not incur leverage because the fees paid are calculated based upon a Fund's managed assets.

  Zero Coupon Securities

        Each Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

        Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by a Fund as it accrues prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its investment company taxable income (including accrued original issue discount) to its shareholders each year for federal income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase its use of leverage, to satisfy its distribution requirements.

        The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

  Illiquid Securities

        Each Fund may invest in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by such Fund's board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered to be illiquid or not

7

readily marketable and, therefore, are not subject to this limit. A Fund's inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund's ability to raise cash for investment or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds' Advisor and Subadvisor, subject to the oversight of such Fund's Board.

  Portfolio Turnover Rate

        Each Fund's turnover rate is calculated by dividing the proceeds from such Fund's sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of a Fund's investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, the Funds do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, each Fund intends to purchase and sell securities to accomplish its investment objective and in consideration of the Advisor and Subadvisor's then current view of prevailing or anticipated market and other conditions that it believes may impact the value of those securities. For example, a Fund may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, each Fund does not expect that its turnover rate under normal market conditions will be greater than 100%.

  Short Sales

        Each Fund may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Fund owns at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Fund to, for example, lock in a sale price for a security that such Fund does not wish to sell immediately.

        Each Fund may also make short sales of a security that such Fund does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which the Fund sold the security. Until the borrowed security is replaced, the Fund is required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium. Until the Fund replaces a borrowed security, the Fund may segregate an amount of cash or other liquid assets with its custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and (ii) not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than one third of a Fund's managed assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

        In light of the ongoing crisis in the financial and credit markets, the SEC has adopted temporary rules designed to eliminate certain short selling practices seen as improper or abusive and detrimental

8

to the integrity of the markets. Additionally, during the dramatic decline in the financial markets in September and October of 2008, the SEC issued an emergency order, which expired with the passage of the Emergency Economic Stabilization Act of 2008, prohibiting the short sale of securities of many companies in an attempt to stabilize the financial markets. Although these new regulations are meant to curb abusive practices, stabilize the financial markets and provide the SEC with useful market information, these new regulations, and the potential for further interventions by the SEC and/or other U.S. regulators, may also have the effect of discouraging or impeding otherwise legitimate short selling practices due to the increased economic, regulatory, compliance and disclosure obligations and/or risks that they present.

  Other Investment Companies

        Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, a Fund may not acquire the securities of other investment companies if, as a result, (i) more than 3% of the total outstanding voting securities of any one investment company would be held by the Fund, (ii) more than 5% of the Fund's total assets would be invested in any one investment company or (iii) more than 10% of the Fund's total assets would be invested in securities of other investment companies. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company and the acquisition of money market instruments. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Investment Restrictions

  Fundamental Investment Restrictions of All Funds

        The following investment restrictions are fundamental policies of each Fund and may not be changed without the vote of a "majority of the outstanding" (as defined under the 1940 Act) common shares of the applicable Fund.

        Approval by a "majority of the outstanding" common shares of an applicable Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the applicable Fund's common shares present at a meeting of the applicable Fund's shareholders, if the holders of more than 50% of the applicable Fund's outstanding common shares are present or represented by proxy, or (2) more than 50% of the applicable Fund's outstanding common shares.

          1.     No Fund will issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies.

          2.     No Fund will borrow in excess of 33 1/3% of its total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes.

          3.     No Fund will act as an underwriter of securities issued by other persons, except insofar as a Fund may be deemed an underwriter in connection with the disposition of securities.

          4.     No Fund will purchase or sell real estate, except that a Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and Foreign REITs, and securities secured by real estate or such interests and a Fund may hold and

9

  sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund's ownership of such securities.

          5.     No Fund will purchase or sell commodities or commodities contracts but a Fund may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges.

          6.     No Fund will originate loans to other persons except by the lending of a Fund's securities, through the use of repurchase agreements and by the purchase of debt securities.

          7.     Each Fund will make investments that will result in concentration (25% or more of the value of its investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit a Fund's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

  Non-Fundamental Investment Restrictions of the Funds

        The Funds have also adopted the following investment restrictions which are not fundamental policies of the Funds. Since these investment restrictions are not fundamental policies of the Funds, they may be changed by a Fund's Board without the approval of the applicable Fund's shareholders. If the Reorganizations of Old RAP and RAF with New RAP are consummated, the shareholders of Old RAP and RAF will become shareholders of New RAP following the consummation of the Reorganizations. After the Reorganizations are consummated, New RAP will operate subject to the non-fundamental investment restrictions identified below as applicable to all Funds or specific to Old RAP.

          1.     Old RAP will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asia Pacific real estate companies, unless Old RAP provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

          2.     RAF will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asian real estate companies, unless RAF provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

          3.     No Fund will invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of its managed assets.

          4.     No Fund will enter into short sales representing more than 5% of its managed assets.

          5.     No Fund will invest in oil, gas or other mineral exploration programs, development programs or leases, except that a Fund may purchase securities of companies engaging in whole or in part in such activities.

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TRUSTEES AND OFFICERS OF THE FUNDS

General

        The business of the Funds is managed by each Fund's Board. Each Fund's Board elects its Fund's officers. The officers of the Funds are responsible for the day-to-day operations of its Fund and execute policies formulated by the Board. All of the Funds share the same Board and executive officers, except as described below. Each Fund's Board is divided into three classes. For Old RAP and RAF, there is one Trustee in class I (John L. Harrington) whose current term expires in 2011; there are two Trustees in class II (Jeffrey P. Somers and Gerard M. Martin) whose current terms expire in 2009; and there are two Trustees in class III (Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2010. For New RAP, there is one Trustee in class I (John L. Harrington) whose current term expires in 2011; there are two Trustees in class II (Jeffrey P. Somers and Adam D. Portnoy) whose current terms expire in 2012; and there are two Trustees in class III (Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2010. Trustees in each class are elected and hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Old RAP and RAF are currently scheduled to hold their annual shareholders' meetings on May 4, 2009, at which Jeffrey P. Somers and Adam D. Portnoy will stand for election as class II trustees of Old RAP and RAF, with terms to expire in 2012. Gerard M. Martin has decided not to stand for reelection to the Boards of Old RAP and RAF, and not to serve on New RAP's Board, due to other personal and professional obligations.

        New RAP's bylaws sets forth nonexclusive qualifications that a Trustee must possess to qualify for nomination or election as a Trustee, including that the individual (a) be at least 21 years of age who is not under legal disability, (b) have substantial expertise or experience relevant to the business of New RAP and its subsidiaries and (c) not have been convicted of a felony. In addition, under New RAP's bylaws, a majority of the trustees are required to be "Independent Trustees." An Independent Trustee is one who is not an employee of New RAP's investment adviser, is not involved in New RAP's day-to-day activities, is not an "interested person" of New RAP (as defined in the 1940 Act), except for the fact of his or her being a trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of New RAP are listed for trading and the SEC. Also, so long as the number of trustees shall be five or greater, at least two trustees shall be "Managing Trustees." "Managing Trustees" are trustees who are not Independent Trustees and who have been employees, officers or directors of New RAP's investment adviser or involved in the day-to-day activities of New RAP during the one year prior to their election as Trustee.

        Each Board has determined that a majority of its Trustees are independent Trustees pursuant to the corporate governance standards for companies listed on NYSE Amex. In making independence determinations pursuant to NYSE Amex standards, each year each Board affirmatively determines whether its Trustees have a direct or indirect material relationship with the applicable Fund or its affiliates. When assessing a Trustee's relationship with a Fund or its affiliates, the Fund's Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. Each Board has determined that Messrs. Harrington, Somers and Koumantzelis currently qualify as independent under NYSE Amex rules.

        Each Trustee of Old RAP and RAF also serves as a Trustee of RMR Real Estate Fund ("Old RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), RMR Preferred Dividend Fund ("RDR") and RMR Dividend Capture Fund ("RCR"), and each Trustee of New RAP also serves as a Trustee of RMR Real Estate Income Fund ("New RMR"), all of which

11

retain the Advisor as their investment adviser. Each Trustee of Old RAP and RAF (except for Mr. Somers) also formerly served as a Trustee of RMR Real Estate Securities Fund (a series of RMR Funds Series Trust), which was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

        The table below lists the Trustees of the Funds, their age, their term in office, their principal occupations during the last five years and other directorships held by them. The term "Fund Complex" includes two or more registered investment companies that have a common investment adviser. "RMR Funds" is a Fund Complex consisting of nine registered investment companies advised by the Advisor, including each of the Funds, Old RMR, New RMR, RHR, RFR, RDR and RCR. The RMR Funds Fund Complex formerly included RMR Real Estate Securities Fund, which was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company. A majority of the Trustees of each Board are not "interested persons" of the Funds within the meaning of the 1940 Act. Messrs. Harrington, Somers and Koumantzelis are not "interested persons" of any of the Funds within the meaning of the 1940 Act, and are sometimes referred to herein as "disinterested Trustees" or "independent Trustees". Messrs. Barry Portnoy and Adam Portnoy are each an "interested person" of each Fund as a result of their ownership of, and current positions with, the Advisor. Mr. Martin is an "interested person" of each Fund as a result of his former ownership of, and current positions with, the Advisor. Unless otherwise indicated, the principal business address for each Trustee of the Funds is: 400 Centre Street, Newton, Massachusetts 02458.

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee.	Number of RMR Funds* overseen by Trustee.
Disinterested Trustees
John L. Harrington(72)	Class I Trustee to serve until 2011: Old RAP(3); RAF(2); and New RAP(0).	Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present; President, Executive Director and Trustee of the Yawkey Foundation—1981 to Present; Trustee of the JRY Trust—1982 to present; Principal of Bingham McCutchen Sports Consulting LLC—2007 to 2008; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001; President of Boston Trust Management Corp.—1981 to 2006; Trustee of Hospitality Properties Trust—1995 to present; Trustee of Senior Housing Properties Trust—1999 to present; Director of Five Star Quality Care, Inc.—2001 to 2003; Director of Affiliates Insurance Company—2008 to present; Trustee of RMR Real Estate Securities Fund*—inception to 2009.	9
Jeffrey P. Somers(66)	Class II Trustee to serve until 2009: Old RAP (0) and RAF (0). Class II Trustee to serve until 2012: New RAP (0).	Director and Equity Member of Morse, Barnes-Brown & Pendleton, P.C. (law firm)—1995 to present; Director of Cantella Management Corp., (the holding company for Cantella & Co., Inc., an SEC-registered broker-dealer)—2002 to present; Secretary of Cantella & Co., Inc.—1990 to present; Director of Senior Housing Properties Trust—2009—present; Director and Secretary of Biomeasure, Inc.—1976 to 2008.	9

12

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee.	Number of RMR Funds* overseen by Trustee.
Arthur G. Koumantzelis(78)	Class III Trustee to serve until 2010: Old RAP(3); RAF(2); and New RAP(0).	President and Chief Executive Officer of AGK Associates LLC—2007 to present (consulting services for non-profit organizations); President and Chief Executive Officer of Gainesborough Investments LLC—1998 to 2007; Trustee of Hospitality Properties Trust—1995 to 2007; Director of Five Star Quality Care, Inc.—2001 to present; Director of TravelCenters of America LLC—2007 to present; Trustee of Senior Housing Properties Trust—1999 to 2003; Director of Affiliates Insurance Company—2008 to present; Trustee of RMR Real Estate Securities Fund*—inception to 2009.	9
Interested Trustees
Barry M. Portnoy+(63)	Class III Trustee to serve until 2010: Old RAP(3); RAF(2); and New RAP(0).	Chairman of Reit Management—1986 to present; Director and Vice President of the Advisor—2002 to present; Portfolio Manager of Old RMR, New RMR, RHR, RFR, RDR and RCR—inception to present; Trustee and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Managing Director of Five Star Quality Care, Inc.—2001 to present; Managing Trustee of Senior Housing Properties Trust—1999 to present; Managing Trustee of Hospitality Properties Trust—1995 to present; Managing Trustee of HRPT Properties Trust—1986 to present; Managing Director of TravelCenters of America LLC—2007 to present; Director of Affiliates Insurance Company—2008 to present.	9
Gerard M. Martin(74)	Class II Trustee to serve until 2009: Old RAP(3) and RAF(2).	Director of Reit Management—1986 to present; Director and Vice President of the Advisor—2002 to present; Managing Director of Five Star Quality Care, Inc.—2001 to present; Managing Trustee of Senior Housing Properties Trust—1999 to 2007; Managing Trustee of Hospitality Properties Trust—1995 to 2007; Managing Trustee of HRPT Properties Trust—1986 to 2006; Director of Affiliates Insurance Company—2008 to present; Trustee of RMR Real Estate Securities Fund*—inception to 2009.	7

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Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee.	Number of RMR Funds* overseen by Trustee.
Adam D. Portnoy+(38)	Class II Trustee to serve until 2012: New RAP(0). President: Old RAP (2) and RAF (2).
		President and Chief Executive Officer of Reit Management—2006 to present; Vice President of Reit Management—2003 to 2006; President, Chief Executive Officer and Director of the Advisor—2007 to present; Vice President of the Advisor—2003 to 2007; Portfolio Manager of Old RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of New RMR—inception to present; President and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Vice President of Old RMR—2004 to 2007; Vice President of RHR, RFR, RDR, Old RAP and RAF—inception to 2007; Managing Trustee of HRPT Properties Trust—2006 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust—2007 to present; Director of Affiliates Insurance Company—2008 to present.	Class II Trustee: 2 President: 9

*
RMR Real Estate Securities Fund (a series of RMR Funds Series Trust) was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company. RMR Real Estate Securities Fund is not included in the number of funds comprising the RMR Funds Fund Complex.

+
Adam D. Portnoy is the son of Barry M. Portnoy.

Compensation of Trustees

        Trustees who are "interested persons", as defined in the 1940 Act, of a Fund receive no compensation from the Fund for services as a Trustee of the Fund. The following table sets forth the compensation of the disinterested Trustees of each Fund for services to the Funds for the fiscal year ended December 31, 2008.

	Compensation from Old RAP	Compensation from RAF	Compensation from New RAP	Total compensation from RMR Funds(1)
John L. Harrington	$6,650	$6,650	$0	$63,350
Arthur G. Koumantzelis	$6,650	$6,650	$0	$63,350
Frank J. Bailey(2)	$7,000	$7,000	$0	$66,150
Jeffrey P. Somers(2)	$0	$0	$0	$0

(1)
Includes compensation from Old RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund. New RMR did not pay any compensation to its disinterested Trustees during the fiscal year ended December 31, 2008. RMR Real Estate Securities Fund was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

(2)
Mr. Bailey served as an independent Trustee of the Funds and the other funds in the RMR Funds Fund Complex (including RMR Real Estate Securities Fund) during the year ended December 31, 2008. Mr. Bailey resigned from his positions as an independent Trustee on January 30, 2009 in order serve as a United States Bankruptcy Judge for the District of Massachusetts. The remaining independent Trustees selected Mr. Somers to fill the vacancies created by Mr. Bailey's resignation, except that Mr. Bailey's seat on the Board of RMR Real Estate Securities Fund was left vacant. Mr. Somers has been serving as an independent Trustee of the Funds and the other funds in the

14

  RMR Funds Fund Complex only since February 3, 2009, and thus Mr. Somers did not receive any compensation for services as an independent Trustee for the fiscal year ended December 31, 2008. Each of the Funds currently expect to compensate Mr. Somers approximately $9,500 during the fiscal year ending December 31, 2009. Mr. Bailey received $2,800 more in compensation from the RMR Funds Fund Complex than Messrs. Harrington and Koumantzelis because of his attendance at a meeting of the chairs of the compensation committees of public companies affiliated with Reit Management.

        Until changed by a vote of the Board, the compensation payable to each disinterested Trustee is as follows. The Boards of the Funds have deferred establishing 2009 annual retainers until after the Meeting.

Timing and Description	Amount
For each meeting of the Board or a Board committee of a Fund which is attended, an attendance fee per Fund, per meeting, up to a maximum of $1,000 per meeting day for all Funds, such fees to be allocated pro rata among the Funds meeting that day	$500

        In addition to the compensation paid to disinterested Trustees, each Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees. New RAP intends to continue to reimburse its disinterested Trustees in this manner following the Reorganizations.

Board Committees

        Each Fund has an audit committee, a compensation committee and a nominating committee. Each Board has adopted charters for each of these committees with respect to its Fund. A copy of the respective charters of the audit committees, compensation committees and nominating committees are available on the Funds' website at www.rmrfunds.com. Each of these Board committees is comprised of Messrs. Harrington, Somers and Koumantzelis, the disinterested Trustees, who are independent under applicable NYSE Amex listing standards.

        The primary function of each Fund's audit committee is to assist the Board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; compliance, accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each Fund's audit committee is directly responsible for the selection of independent accountants. Each Board determined that, based upon Mr. Koumantzelis' education and experience, Mr. Koumantzelis possessed the requisite qualifications for designation as the audit committee's financial expert for each Fund, is "independent" as defined by the applicable rules of the SEC and NYSE Amex, and thus designated him as the audit committee's financial expert for each Fund. During 2008, the audit committees of each of Old RAP and RAF held four meetings. New RAP was not organized until December 17, 2008 and its audit committee held its first meeting on January 28, 2009.

        The primary functions of each Fund's compensation committee is to determine and review the fees paid to each Fund's Trustees and to recommend to its Fund's Board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of its Fund. During 2008, the compensation committees of each of Old RAP and RAF held two meetings. New RAP was not organized until December 17, 2008 and its compensation committee held its first meeting on January 28, 2009.

        The primary function of each Fund's nominating committee is to (i) identify individuals qualified to become Trustees and select, or recommend that the Board selects, disinterested Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider nominations of persons for election to the board by its Fund's shareholders. During 2008, the nominating committees of each of Old RAP and RAF held one meeting. New RAP was not organized until December 17, 2008 and its nominating committee held its first meeting on February 3, 2009.

15

 Officers of the Funds

        The table below lists the officers of the Funds, their age, their term in office and their principal occupations during the last five years. The President, Treasurer and Secretary of each Fund are elected annually by the Trustees. Any other officers of a Fund may be elected or appointed by the Trustees of such Fund at any time. Unless otherwise indicated, the principal business address of each officer of a Fund is 400 Centre Street, Newton, Massachusetts 02458. No officer is compensated by any Fund with the exception of Mr. William J. Sheehan. No Fund compensates Mr. Sheehan in excess of $60,000.

Name and age	Position held with each Fund and length of time served. (Approx. number of years served.)	Other principal occupations in past 5 years.	Number of RMR Funds* for which the position is held.
Adam D. Portnoy+(38)	Class II Trustee to serve until 2012: New RAP(0). President: Old RAP (2) and RAF (2).
		President and Chief Executive Officer of Reit Management—2006 to present; Vice President of Reit Management—2003 to 2006; President, Chief Executive Officer and Director of the Advisor—2007 to present; Vice President of the Advisor—2003 to 2007; Portfolio Manager of Old RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of New RMR—inception to present; President and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Vice President of Old RMR—2004 to 2007; Vice President of RHR, RFR, RDR, Old RAP and RAF—inception to 2007; Managing Trustee of HRPT Properties Trust—2006 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust—2007 to present; Director of Affiliates Insurance Company—2008 to present.	Class II Trustee: 2 President: 9
Mark L. Kleifges(48)	Treasurer and Chief Financial Officer: Old RAP(3); RAF(2); and New RAP(0).	Executive Vice President of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Vice President of Reit Management—2002 to 2006; Treasurer of the Advisor—2004 to present; Vice President of the Advisor—2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Treasurer and Chief Financial Officer of RMR Real Estate Securities Fund*—inception to 2009.	9
Jennifer B. Clark(47)	Secretary and Chief Legal Officer: Old RAP(3); RAF(2); and New RAP(0).
		Executive Vice President and General Counsel of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Vice President of Reit Management—1999 to 2006; Secretary of the Advisor—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to 2008; Secretary of HRPT Properties Trust—2008 to present; Assistant Secretary of Hospitality Properties Trust—1996 to 2008; Secretary of Hospitality Properties Trust—2008 to present; Assistant Secretary of Senior Housing Properties Trust—1998 to 2008; Secretary of Senior Housing Properties Trust—2008 to present; Assistant Secretary of Five Star Quality Care, Inc.—2001 to present; Secretary of TravelCenters of America LLC—2007 to present; President and Secretary of Affiliates Insurance Company—2008 to present; Secretary and Chief Legal Officer of RMR Real Estate Securities Fund*—inception to 2009.	9

16

Name and age	Position held with each Fund and length of time served. (Approx. number of years served.)	Other principal occupations in past 5 years.	Number of RMR Funds* for which the position is held.
John C. Popeo(48)	Vice President: Old RAP(3); RAF(2); and New RAP(0)	Executive Vice President of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Treasurer of Reit Management—1997 to present; Vice President of Reit Management—1999 to 2006; Vice President of the Advisor—2004 to present; Treasurer of the Advisor—2002 to 2004; Treasurer, Chief Financial Officer and Assistant Secretary of HRPT Properties Trust—1997 to present; Treasurer and Assistant Secretary of Affiliates Insurance Company—2008 to present; Vice President of RMR Real Estate Securities Fund*—inception to 2009.	9
Karen Jacoppo-Wood(42)	Vice President: Old RAP(2); RAF(2); and New RAP(0)	Vice President of the Advisor—2007 to present; Vice President and Managing Counsel, State Street Bank and Trust Company—2006 to 2007; Counsel, Pioneer Investment Management, Inc.—2004 to 2006; Vice President and Counsel, State Street Bank and Trust Company—2002 to 2004; Vice President of RMR Real Estate Securities Fund*—inception to 2009.	9
Fernando Diaz(41)	Vice President: Old RAP(2); RAF(2); and New RAP(0)	Vice President of RMR Advisors—2007 to present; Portfolio Manager of Old RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of New RMR—inception to present; Vice President and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC—2006 to 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group—2001 to 2006.	9
William J. Sheehan(64)	Chief Compliance Officer and Director of Internal Audit: Old RAP(3); RAF(2); and New RAP(0)	Chief Compliance Officer of the Advisor—2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; Director of Internal Audit of TravelCenters of America LLC—2007 to present; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company—2008 to present; Chief Compliance Officer and Director of Internal Audit of RMR Real Estate Securities Fund*—inception to 2009.	9

*
RMR Real Estate Securities Fund (a series of RMR Funds Series Trust) was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company. RMR Real Estate Securities Fund is not included in the number of funds comprising the RMR Funds Fund Complex.

+
Adam D. Portnoy is the son of Barry M. Portnoy, a Trustee of each Fund.

Trustee Beneficial Ownership of Securities

        The following table sets forth, for each Trustee, the aggregate dollar range of each Fund's equity securities beneficially owned and equity securities in the same family of investment companies overseen or to be overseen by each Fund Trustee beneficially owned as of January 23, 2009 unless otherwise

17

noted. The information as to beneficial ownership is based on statements furnished to the Funds by such Trustees.

Name	Dollar range of equity securities in New RAP(1)	Dollar range of equity securities in Old RAP	Dollar range of equity securities in RAF	Aggregate dollar range of equity securities in all of the funds overseen by the Trustees in family of investment companies(2)
Interested Trustees
Barry M. Portnoy	$50,001 - $100,000(3)	Over $100,000	$10,001 - $50,000	Over $100,000
Adam D. Portnoy	$50,001 - $100,000(4)	N/A	N/A	Over $100,000
Gerard M. Martin	N/A	$50,001 - $100,000	None	Over $100,000
Disinterested Trustees
John L. Harrington	None	None	None	$10,001 - $50,000
Jeffrey P. Somers(5)	None	None	None	None
Arthur G. Koumantzelis	None	$1 - $10,000	None	$1 - $10,000

(1)
As of the date of this SAI.

(2)
Includes, if applicable to the individual Trustee, equity securities of Old RMR, New RMR (owned as of the date of this SAI), RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund. RMR Real Estate Securities Fund was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

(3)
5,000 common shares of New RAP are held by virtue of Mr. Portnoy's ownership of the Advisor, who, as of the date of this SAI, is New RAP's sole shareholder.

(4)
5,000 common shares of New RAP are held by virtue of Mr. Portnoy's ownership of the Advisor, who, as of the date of this SAI, is New RAP's sole shareholder. These and certain other securities included in this table are owned by the Advisor and may be deemed to be beneficially owned by Mr. Adam Portnoy. Mr. Adam Portnoy disclaims beneficial ownership of securities owned by the Advisor, except to the extent he may have a pecuniary interest therein.

(5)
As of February 3, 2009, the date on which Mr. Somers became a Trustee of the Funds.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets forth for each disinterested Trustee of the Funds information regarding securities beneficially owned by them of those companies that Reit Management provides management services to.

Name	Company	Title of Class	Value of Securities		Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$157,271	†	*
John L. Harrington	Senior Housing Properties Trust	Common	$170,240	†	*
John L. Harrington	Five Star Quality Care, Inc.	Common	$3,290	†	*
John L. Harrington	TravelCenters of America LLC	Common	$1,685	†	*
Arthur G. Koumantzelis	HRPT Properties Trust	Common	$15,836	†	*
Arthur G. Koumantzelis	Hospitality Properties Trust	Common	$83,480	†	*
Arthur G. Koumantzelis	Senior Housing Properties Trust	Common	$39,393	†	*
Arthur G. Koumantzelis	Five Star Quality Care, Inc.	Common	$35,918	†	*
Arthur G. Koumantzelis	TravelCenters of America LLC	Common	$16,947	†	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$28,460	††	*

†
As of December 31, 2008.

††
As of February 24, 2009, the date on which Mr. Somers acquired shares of Senior Housing Properties Trust.

*
Less than 1%.

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 Codes of Ethics

        The Funds, the Advisor and the Subadvisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities and offerings, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and Trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, a Fund had been considering for purchase or sale, or is purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or a Fund's Board as deemed appropriate by the Board. Text only versions of these codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, or by e-mail request at publicinfo@sec.gov. The Funds also maintain copies of their codes of ethics on their website, www.rmrfunds.com.

Proxy Voting Policies

        Each Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by each Fund. Each Fund's policies and procedures are implemented by the Subadvisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Subadvisor or the Board of a Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of a Fund's shareholders will not be supported.

        Proxies solicited by issuers whose securities are held by a Fund will be voted solely in the interests of the shareholders of that Fund. Any conflict of interest will be resolved in the way that will most benefit a Fund and its shareholders. The Subadvisor shall not vote proxies for a Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the Fund's Board. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board and the Subadvisor will follow the instructions of the Board.

        Information regarding how the Subadvisor voted the proxies received by each Fund during the 12 month period ended June 30, 2008 is available (i) without charge, on request, by calling the Fund at (866) 790-8165, or (ii) by visiting the SEC's website at http://www.sec.gov and accessing each Fund's Form N-PX.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

        RMR Advisors, Inc., located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment adviser and administrator for each Fund. The Advisor was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank and Trust Company ("State Street"), located at Two Avenue de Lafayette, Boston, Massachusetts 02111, is each Fund's sub-administrator. For more information regarding administrative services, see "Administrative Services" below.

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        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2008, the entities managed by the Advisor and Reit Management have a total market capitalization of nearly $12 billion.

        As more fully described in the Joint Proxy Statement/Prospectus, under the terms of the Funds' investment advisory agreements with the Advisor, the Advisor oversees each Fund's investment program and the Subadvisor and generally manages each Fund's business affairs in accordance with its investment objective and policies, subject to the general supervision of that Fund's Board. The Advisor also provides persons satisfactory to each Board to serve as the Fund's officers. The investment advisory agreements for each Fund continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a Fund's investment advisory agreement may be terminated by a majority of that Fund's Trustees or by a proper vote of that Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The advisory agreement of each Fund terminates automatically on its assignment (as that term is defined in the 1940 Act).

        The investment advisory agreements between the Advisor and each of Old RAP, RAF and New RAP were initially approved by the shareholders of such Funds in 2006, 2007 and 2009, respectively. On September 17, 2008, the Trustees of each of Old RAP and RAF approved the continuation of each Fund's respective investment advisory agreement with the Advisor and the continuation of each Fund's respective administration agreement with the Advisor. On January 28, 2009, the Trustees of New RAP approved the investment advisory agreement between the Advisor and New RAP. Each Fund's investment advisory agreement calls for management fees to be paid to the Advisor equal to an annual percentage of each Fund's average daily managed assets of 1.00%. As of December 31, 2008, the managed assets of Old RAP and RAF were approximately $16 million, and $45 million, respectively. A Fund's managed assets are equal to the net asset value attributable to that Fund's common shares plus the liquidation preference of that Fund's preferred shares outstanding, if any, and the principal amount of that Fund's borrowings outstanding, if any. For the first five years following the closing of each of Old RAP's and RAF's first public offering of common shares, the Advisor has contractually agreed to waive management fees equal to an annual percentage of 0.25% of the average daily managed assets of each respective Fund. Old RAP and RAF's contractual fee waivers are each scheduled to expire on May 25, 2011 and May 25, 2012, respectively. New RAP's contractual fee waiver is scheduled to expire on May 25, 2012. Neither the Advisor nor any of its affiliated companies receive compensation from any of the Funds other than pursuant to the advisory fees described herein and each Fund's administration agreement (described below). A discussion regarding the basis for the Boards of Old RAP and RAF approving the continuance of each respective Fund's investment advisory agreement is available in each respective Fund's annual report to shareholders for the fiscal year ended December 31, 2008, filed with the SEC on Form N-CSR on February 25, 2009. A discussion regarding the basis for the approval of the investment advisory agreement between New RAP and the Advisor by New RAP's Board will be made available in New RAP's semi-annual report to shareholders for the period ended June 30, 2009.

        Following each Reorganization, the Advisor will continue to provide investment advisory services to the reorganized New RAP pursuant to the terms and conditions of the investment advisory agreement between New RAP and the Advisor, including management fees and fee waiver provisions. The terms of the investment advisory agreement between New RAP and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RAP and the Advisor, except that the contractual advisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. As a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the Reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the Reorganization of Old RAP with New

20

RAP were not consummated. This reduction in fees will not decrease or modify the nature or level of the services that the Advisor or the Subadvisor will provide to New RAP relative to what they currently provide to Old RAP and RAF.

        Each Fund paid advisory fees to the Advisor, net of contractual waivers, as set forth in the following table:

FUND	FOR THE PERIOD MAY 25, 2006 TO DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2008
Old RAP(1)	$161,074	$343,016		$181,147
RAF(2)	N/A	$387,533	(3)	$475,507

  (1)
  Old RAP's contractual fee waiver amounted to $53,691 for the period May 25, 2006 to December 31, 2006, $114,339 for the year ended December 31, 2007 and $60,382 for the year ended December 31, 2008.

  (2)
  RAF's contractual fee waiver amounted to $129,177 for the period May 25, 2007 to December 31, 2007 and $158,502 for the year ended December 31, 2008.

  (3)
  For the period May 25, 2007 to December 31, 2007.

        Each Fund's Board, and separately each Fund's disinterested Trustees, authorized (i) reimbursement payments to the Advisor by its Fund for services of a chief compliance officer and internal audit services that totaled $27,852 for each of Old RAP and RAF for 2008; and (ii) the joint participation of the Advisor and the Funds in certain insurance policies, for which payments were made by Old RAP and RAF that totaled $12,855 for each Fund during the fiscal year ended December 31, 2008. New RAP was not organized until December 17, 2008. New RAP will acquire substantially all of its assets, and issue substantially all of its common shares, in the Reorganizations, and will commence operations after consummation of the Reorganizations.

Investment Subadvisory Agreement

        MacarthurCook Investment Managers Ltd., located at Level Four, 30 Collins Street, Melbourne, Victoria 3000, Australia, serves as the investment subadviser for each Fund. The Funds' Subadvisor is a wholly owned subsidiary of MacarthurCook Limited ("MacarthurCook"). MacarthurCook is an Australian based specialist manager of public real estate securities, private equity real estate and real estate debt. MacarthurCook is a publicly owned company trading on the Australian Stock Exchange under the ticker "MCK". MacarthurCook began the substantial part of its business activities in May 2003. MacarthurCook is a holding company which conducts substantially all of its business through subsidiaries, including the Subadvisor (together, the "MacarthurCook Group"). As of December 31, 2008, the MacarthurCook Group managed eleven non-U.S. investment funds with over A$1.3 billion of assets that invest primarily in Asia Pacific real estate securities and other real estate assets.

        As more fully described in the Joint Proxy Statement/Prospectus, under the terms of the investment subadvisory agreement among each Fund, the Advisor and the Subadvisor, the Subadvisor makes investment decisions for each Fund and generally manages each Fund's assets in accordance with its investment objective and policies, subject to the general supervision of the Advisor and that Fund's Board. Generally, a Fund's investment subadvisory agreement may be terminated by a majority of that Fund's Trustees or by a proper vote of that Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The subadvisory agreement of each Fund terminates automatically on its assignment (as that term is defined in the 1940 Act).

        The investment subadvisory agreements among the Advisor, the Subadvisor and each of Old RAP, RAF and New RAP were initially approved by the shareholders of such Funds in 2006, 2007 and 2009,

21

respectively. On September 17, 2008, the Trustees of each of Old RAP and RAF approved the continuation of each Fund's respective investment subadvisory agreement among the Advisor, the Subadvisor and such Fund. On January 28, 2009, the Trustees of New RAP approved the investment subadvisory agreement among the Advisor, the Subadvisor and New RAP. Each Fund does not pay the Subadvisor for services under the subadvisory agreement, but the Advisor pays the Subadvisor a monthly fee equal to an annual rate of 0.375% of each Fund's average daily managed assets. As of December 31, 2008, the managed assets of Old RAP and RAF were approximately $16 million, and $45 million, respectively. A Fund's managed assets are equal to the net asset value attributable to that Fund's common shares plus the liquidation preference of that Fund's preferred shares outstanding, if any, and the principal amount of that Fund's borrowings outstanding, if any. For the first five years following the closing of each of Old RAP's and RAF's first public offering of common shares, the Subadvisor has contractually agreed to waive subadvisory fees such that the fee payable will be equal to 0.25% of such Fund's average daily managed assets. Old RAP and RAF's contractual fee waivers are each scheduled to expire on May 25, 2011 and May 25, 2012, respectively. New RAP's contractual fee waiver is scheduled to expire on May 25, 2012. Neither the Subadvisor nor any of its affiliated companies receive compensation from any of the Funds other than pursuant to the subadvisory fees described herein. A discussion regarding the basis for the Boards of Old RAP and RAF approving the continuance of each respective Fund's investment subadvisory agreement is available in each respective Fund's annual report to shareholders for the fiscal year ended December 31, 2008, filed with the SEC on Form N-CSR on February 25, 2009. A discussion regarding the basis for the approval of the investment subadvisory agreement among the Advisor, the Subadvisor and New RAP by New RAP's Board will be made available in New RAP's semi-annual report to shareholders for the period ended June 30, 2009.

        Following each Reorganization, the Subadvisor will continue to provide investment subadvisory services to the reorganized New RAP pursuant to the terms and conditions of the investment subadvisory agreement among New RAP, the Subadvisor and the Advisor, including subadvisory fees and fee waiver provisions The terms of the investment subadvisory agreement among New RAP, the Advisor and the Subadvisor are substantively the same as the terms of the existing investment subadvisory agreement among Old RAP, the Advisor and the Subadvisor, except that the contractual subadvisory fee waiver will be extended to expire on the contractual fee waiver expiration date for RAF. This reduction in fees will not decrease or modify the nature or level of the services that the Subadvisor will provide to New RAP relative to what it currently provides to Old RAP and RAF.

        The Advisor paid subadvisory fees to the Subadvisor with respect to each Fund, net of contractual waivers, as set forth in the following table:

FUND	FOR THE PERIOD MAY 25, 2006 TO DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2008
Old RAP(1)	$53,691	$114,339		$60,382
RAF(2)	N/A	$129,177	(3)	$158,502

  (1)
  Old RAP's contractual subadvisory fee waiver amounted to $26,846 for the period May 25, 2006 to December 31, 2006, $57,169 for the year ended December 31, 2007 and $30,191 for the year ended December 31, 2008.

  (2)
  RAF's contractual subadvisory fee waiver amounted to $64,588 for the period May 25, 2007 to December 31, 2007 and $79,251 for the year ended December 31, 2008.

  (3)
  For the period May 25, 2007 to December 31, 2007.

22

 Administrative Services

        In addition to the investment advisory agreements described in the Joint Proxy Statement/Prospectus and above, each Fund has entered into an administration agreement with the Advisor (each an "Administration Agreement"). Pursuant to the Administration Agreements, the Advisor performs administrative and accounting functions for each Fund, including: (i) providing office space, telephones, office equipment and supplies; (ii) authorizing expenditures and approving bills for payment on each Fund's behalf; (iii) supervising preparation of the periodic updating of each Fund's registration statement, including the prospectus and SAI of each Fund, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparing periodic reports for each Fund for filing with the SEC and distributing to each Fund's shareholders, as applicable, and preparing other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of each Fund's investment portfolio and the publication of the net asset value of each Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to each Fund, including each Fund's attorneys, accountants, custodian, transfer agents and printers; (vii) supervising compliance by each Fund with record keeping requirements under the 1940 Act and the regulations thereunder; (viii) maintaining books and records for each Fund (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring each Fund's compliance with the Internal Revenue Code of 1986, as amended (the "Code"). The Advisor also provides each Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with the sub-administrator, transfer agent, custodian and dividend reinvestment plan agent of each Fund. The personnel rendering these services may be employees of the Advisor or its affiliates and may act as officers of a Fund.

        Pursuant to each Administration Agreement, and with the approval of each Fund's Board, the Advisor has chosen State Street as sub-administrator for each Fund. Under each sub-administration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining each Fund's net asset value and preparing these figures for publication; (ii) maintaining certain books and records of each Fund that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for each Fund's income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, no Fund pays the Advisor any fee in addition to advisory fees it pays to the Advisor. Instead, under each Fund's Administration Agreement, each Fund reimburses the Advisor for the costs of these services, including the monthly fees paid to State Street which are described in the Joint Proxy Statement/Prospectus, and a reasonable allocation of the costs of goods and services provided by the Advisor and its affiliates to each Fund and to third parties.

        To date, amounts paid or payable to the Advisor under the Administration Agreements have been limited to reimbursement of the fees charged to the Advisor for each Fund by State Street that totaled $65,117 for Old RAP in 2006; $107,769 and $63,803 for Old RAP and RAF, respectively, in 2007; and $95,000 for each of Old RAP and RAF in 2008.

Custodian

        Portfolio securities of each Fund are held pursuant to a custodian agreement between each Fund and State Street. Under each custodian agreement, State Street performs custody, portfolio, foreign custody manager and fund accounting services.

23

Independent Registered Public Accounting Firm

        Ernst & Young LLP, with its principal place of business located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as each Fund's independent registered public accounting firm. Ernst & Young LLP provides to each Fund audit services, audit related services for the issuance of agreed upon procedure reports to rating agencies, and tax services, including reviewing tax reporting and tax compliance procedures, and it consults with each Fund in connection with the review of each Fund's SEC filings.

PORTFOLIO MANAGERS

Portfolio Managers and Other Accounts Managed

        The portfolio managers of each Fund are Craig Dunstan and Roberto Versace. The portfolio managers generally function as a team. The portfolio managers together manage the Funds, all of which are registered investment companies that have an aggregate of $61 million of managed assets as of December 31, 2008. Each Fund pays an advisory fee to the Advisor solely on the basis of its assets under management and the Advisor, with respect to each Fund, pays a subadvisory fee to the Subadvisor solely on the basis of each Fund's assets under management. As of December 31, 2008, each portfolio manager managed the following other accounts:

	Other Accounts Managed by each Portfolio Manager(1)
	Registered Investment Companies		Pooled Investment Vehicles			Other Accounts
Portfolio Manager Name	Number of Accounts	Managed Assets as of December 31, 2008	Number of Accounts	Managed Assets as of December 31, 2008		Number of Accounts	Managed Assets as of December 31, 2008
Craig Dunstan(2)	0	$0	0		$0	0	$0
Roberto Versace	0	$0	4	A$	227 million	0	$0

(1)
The Funds are not included in the other accounts managed.

(2)
As Chief Investment Officer for the Subadvisor, and Managing Director and Chief Executive Officer of MacarthurCook (which is the parent company of the Subadvisor), Mr. Dunstan oversees portfolio management of all MacarthurCook Funds (all of which are other pooled investment vehicles), but is not primarily responsible for the day-to-day management of the portfolios of any such funds. As of December 31, 2008, the MacarthurCook Funds had approximately A$1.3 billion of assets.

        Potential Conflicts of Interest.    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for a Fund as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Additionally, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the funds he manages since the Subadvisor may select brokers that furnish the Subadvisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Subadvisor's view, appropriate assistance to the Subadvisor in the investment decision-making or trade execution processes. The Subadvisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally

24

managed in a similar fashion, (ii) the Subadvisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the subadvisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, the Subadvisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

Structure of Compensation

        Mr. Craig Dunstan is the founder and a minority shareholder (7%) in MacarthurCook, which is the parent of the Subadvisor. He is paid based upon an employment agreement negotiated between himself and the remuneration committee of the board of directors of MacarthurCook. The members of that committee consist of Mr. Richard Haddock and Mr. Hugh Gurner, who are also directors of MacarthurCook and the Subadvisor. Compensation of Messrs. Dunstan and Versace includes base salary, annual cash bonus and share options in MacarthurCook. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered in determining compensation and, in particular, the cash bonus paid by MacarthurCook at the end of each financial year. Other factors which may be considered in setting the compensation of the portfolio manager are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market. Mr. Versace devotes a substantial majority of his business time providing services as a portfolio manager of the Funds and other funds managed by affiliates of MacarthurCook. He also dedicates some of his business time to providing services to affiliates of the Subadvisor, but does not receive compensation for providing those services above the compensation paid by MacarthurCook.

Ownership of Securities

        The following table sets forth, for each portfolio manager, the aggregate dollar range of each Fund's equity securities beneficially owned as of December 31, 2008 unless otherwise noted.

Name of Portfolio Manager	Dollar range of equity securities in New RAP(1)	Dollar range of equity securities in Old RAP	Dollar range of equity securities in RAF
Craig Dunstan	None	None	None
Roberto Versace	None	None	None

    (1)
    As of the date of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of each Fund's Board, decisions to buy and sell securities for a Fund and negotiation of the brokerage commissions which a Fund pays are made by the Advisor or the Subadvisor (each, an "Investment Advisor"). Transactions on U.S. stock exchanges involve payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price a Fund pays usually includes an undisclosed dealer commission or mark up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

        Subject to the supervision of each Fund's Board, an Investment Advisor is authorized to employ such securities dealers and brokers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, an Investment Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, an

25

Investment Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        An Investment Advisor may select brokers that furnish an Investment Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in an Investment Advisor's view, appropriate assistance to the Investment Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of an Investment Advisor's clients. Such products and services may disproportionately benefit other client accounts relative to a Fund's account based on the amount of brokerage commissions paid by a Fund and such other client accounts. To the extent that an Investment Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. An Investment Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services an Investment Advisor believes are useful in its decision-making or trade execution processes.

        An Investment Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires an Investment Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Investment Advisors believe that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        Investment decisions for the Funds and any other entities which are or may become investment advisory clients of the an Investment Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by a Fund may also be appropriate for other Funds and other clients served by an Investment Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the other Funds or clients served by an Investment Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Advisor. An Investment Advisor may aggregate orders for a Fund with simultaneous transactions entered into on behalf of other Funds or its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of each of the Funds' Trustees that the desirability of the Funds having advisory arrangements with the Investment Advisors outweighs any disadvantages that may result from contemporaneous transactions.

26

        The Funds paid the following commissions to brokers during the fiscal years shown. New RAP will not commence operations until after the Reorganizations are consummated and, as such, has not paid any amounts in brokerage commissions.

	Old RAP	RAF
For the Period May 25, 2006 to December 31, 2006	$95,472	None
Fiscal Year Ended December 31, 2007	$139,872	$117,849	(1)
Fiscal Year Ended December 31, 2008	$54,693	$110,906

Total	$290,037	$228,755

    (1)
    For the period May 25, 2007 to December 31, 2007.

        UBS AG ("UBS") previously held over 5% of the outstanding common shares of Old RAP. UBS first reported this ownership in a Form 13G filing with the SEC on February 14, 2007. On April 15, 2008, UBS advised Old RAP's chief compliance officer that it no longer held 5% or more of Old RAP's outstanding common shares. As a result of this previous ownership interest in Old RAP, UBS used to be an "affiliated broker" of the Funds. During the period in which UBS was an affiliated broker, Old RAP and RAF used UBS as a broker for executing trades in the normal course of business subject to the Funds' procedures relating to brokerage transactions with affiliates. For the fiscal years ended December 31, 2007 and December 31, 2008, the following charts show (i) the aggregate brokerage commissions paid to UBS by Old RAP and RAF, (ii) the percentage of aggregate brokerage commissions paid to UBS by Old RAP and RAF and (iii) the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through UBS for Old RAP and RAF. The Funds did not pay any brokerage commissions to affiliated brokers in any fiscal years prior to the fiscal year ended December 31, 2007.

Old RAP

Fiscal Year Ending	Aggregate Brokerage Commissions Paid to UBS	Percentage of Aggregate Brokerage Commissions Paid to UBS	Percentage of Old RAP's Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through UBS
12/31/2008	$2,645	4.89%	4.41%
12/31/2007	$11,560	8.26%	8.58%

RAF

Fiscal Year Ending	Aggregate Brokerage Commissions Paid to UBS	Percentage of Aggregate Brokerage Commissions Paid to UBS	Percentage of RAF's Aggregate Dollar of Transactions Involving Payment of Commissions Effected Through UBS
12/31/2008	$1,242	1.12%	1.20%
12/31/2007	$1,984	1.55%	0.75%

27

 PRIVACY POLICY

        The Funds are committed to maintaining your privacy and to safeguarding your nonpublic personal information. The Funds do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of a Fund's shares. If you are the record owner of a Fund's shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your Fund share transactions, either directly or through our transfer agent. The Funds do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. The Funds restrict access to nonpublic personal information about you to the Advisor, the Advisor's employees and other service providers with a legitimate business need for the information.

U.S. FEDERAL INCOME TAX MATTERS

        The following discussion summarizes certain U.S. federal income tax aspects concerning each Fund and the purchase, ownership and disposition of shares of each Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you hold your shares as capital assets. This discussion is based on present provisions of the Internal Revenue Code of 1986, as amended, or the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership or disposition of shares of each Fund, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

        For purposes of this discussion, you will be considered a "U.S. Shareholder" if you beneficially own a Fund's shares and you are for U.S. federal income tax purposes one of the following:

  •
  a citizen or an individual resident of the United States;

  •
  a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

        You will be considered a "Non-U.S. Shareholder" if you beneficially own a Fund's shares and you are not a U.S. Shareholder or a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities.

28

 Taxation of Each Fund

        Each Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company, or RIC, under the Code. To qualify for this treatment, each Fund generally, among other things, satisfies the following requirements:

  •
  derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from investing in securities or those currencies and (2) interests in "qualified publicly traded partnerships" (as defined in the Code);

  •
  distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and

  •
  diversify its holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of its total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other RICs) of (a) any one issuer, (b) two or more issuers that it controls (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses or (c) any one or more "qualified publicly traded partnerships" (as defined in the Code).

        As a RIC, each Fund generally will not be subject to U.S. federal income tax on income and gains that it timely distributes to its shareholders (including capital gain dividends, as discussed below). If a Fund were to fail to qualify for treatment as a RIC for any taxable year, such Fund would be taxed at regular corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions that the Fund will make to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as ordinary dividends to the extent of the earnings and profits. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

        Generally, each Fund intends to distribute at least annually to its shareholders all or substantially all of such Fund's investment company taxable income. Generally, each Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment. If a Fund retains any investment company taxable income or any net capital gain, the Fund will be subject to tax at regular corporate rates on the retained amount.

        To the extent a Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of such Fund's ordinary income for that year plus (2) 98% of such Fund's capital gain net income for the one year period generally ending October 31 of that year, such Fund will be subject to a nondeductible 4% excise tax. For these purposes, each Fund will be treated as having distributed any amount on which such Fund pays U.S. federal income tax. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund generally intends to make distributions sufficient to avoid the imposition of material excise tax.

29

        A distribution a Fund pays to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Tax Consequences of Certain of Each Fund's Investments

        Nature of Fund Investments.    Certain investment practices of each Fund are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. Each Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of each Fund as a regulated investment company.

        Non-U.S. Securities.    Dividend, interest and other income a Fund may receive from foreign investments likely will be subject to withholding taxes in the countries where those issuers reside. Although many . countries do not impose withholding or other tax requirements on capital gains in respect of investments by foreign investors, some do and some may implement taxes in the future. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. In addition, a Fund may be subject to foreign taxes on gains with respect to such Fund's foreign securities. If more than 50% of the a Fund's total assets at the close of a taxable year consist of stock or securities of foreign corporations, a Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by us as paid by such Fund's shareholders. Each Fund expects to qualify for and make this election and as a result, generally your taxable income will include your pro rata portion of such Fund's foreign taxes and amount equal to those foreign taxes will be treated as a U.S. federal income tax deduction or as a foreign tax credit against your U.S. federal income liability. Shortly after any year for which a Fund makes this election, such Fund will report to such Fund's shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that will be available for the deduction or credit. You may not claim a deduction for foreign taxes if you do not itemize deductions. Certain limitations will be imposed on the extent to which a credit for foreign taxes may be claimed.

        Some of the companies in which a Fund invests may be treated as passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, such Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" such Fund receives on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to a Fund to the extent a Fund distributes that income to its shareholders.

        If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund, or QEF, then in lieu of incurring the foregoing tax and interest obligation, a Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain—which a Fund would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if a Fund did not in fact receive those earnings and gain from the QEF. Each

30

Fund believes that any income and gain inclusions resulting from such a QEF election constitutes qualifying income for purposes of the income requirement applicable to RICs as described above. A Fund will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide it with information the Fund needs to comply with its tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a particular PFIC.

        A Fund may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to this election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of such Fund's adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in such Fund's income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. A Fund will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent a Fund actually receives cash distributions from the PFIC during that year.

        Foreign Currency Transactions.    Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or an expense denominated in a foreign currency and the time the Fund actually collects such income or pays such expense are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain futures contracts, unlisted options and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        Certain Real Estate Companies.    Income that a Fund derives from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements (as described above) only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. A Fund will restrict such Fund's investment in partnerships to maintain such Fund's qualification as a RIC.

        Securities Issued or Purchased at a Discount.    A Fund may acquire securities issued with original issue discount, or OID. As a holder of those securities, a Fund must include in gross income the OID that accrues to it during the taxable year, even if the Fund receives no corresponding payment on it during the year. Because a Fund must distribute each year substantially all of its investment company taxable income, including any OID, to satisfy its RIC distribution requirement and avoid imposition of the excise tax as discussed above, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash such Fund actually receives during such year. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of such Fund's portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

        Securities with Uncertain Tax Treatment.    Certain securities in which a Fund may invest are, or income from such securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If a Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

31

 Taxation of U.S. Shareholders

        The following discussion applies to you only if you are a U.S. Shareholder.

        Distributions.    Distributions from a Fund from net realized long term capital gains, if any, that the Fund designate as capital gains dividends ("capital gain dividends") are taxable as long term capital gains, regardless of how long the shareholder has held its shares. All other dividends a Fund pays to its shareholders (including dividends from short term capital gains) from such Fund's current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

        Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. For shareholders who are individuals, any such ordinary income dividend that a shareholder receives generally will be eligible for taxation at the rates applicable to long term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and qualified foreign corporations described below), (ii) a Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) the shareholder satisfy certain holding period and other requirements with respect to your shares. Qualified foreign corporations are corporations incorporated in a U.S. possession or corporations that are eligible for benefits of a comprehensive income tax treaty with the United States that satisfies certain other requirements. In addition, a foreign corporation is treated as a qualified foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. PFICs, however, are not treated as qualified foreign corporations. Dividends a Fund receive from U.S. REITs also however, generally will not be eligible for treatment as qualified dividend income.

        Qualified dividend income subject to these special rules is not actually treated as a capital gain, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

        Each Fund currently expects that a portion of the dividends it distributes to each Fund's shareholders will be eligible for the reduced maximum U.S. federal income tax rate on qualified dividend income received by individuals discussed above. No assurances can be given as to what portion of the dividends a Fund distributes will constitute qualified dividend income. Each Fund currently does not expect that any significant portion of the dividends distributed to each Fund's shareholders will be eligible for the dividends received deduction available to corporations.

        The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

        If a Fund makes a distribution to you in excess of such Fund's current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in such Fund's shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in a Fund's shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of such Fund's shares.

        A Fund may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if the Fund does so, you will (1) be required to include in your U.S. federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax the Fund paid on the retained amount against your U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in your shares would be increased by the difference

32

between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

        A Fund will notify you each year as to the U.S. federal tax status of such Fund's distributions to you.

        Sale or Redemption of Shares.    Your sale or other disposition of a Fund's common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. If, however, you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of a Fund's common shares will be disallowed to the extent other shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

        Current law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non-corporate U.S. Shareholders, short term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum rate of 35%) while long term capital gain generally is taxed at a maximum rate of 15%, for taxable years beginning on or before December 31, 2010 (and 20% thereafter).

        Backup Withholding.    A Fund may be required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to you if you fail to properly furnish us (or such Fund's agent) with your correct taxpayer identification number (if you are an individual, generally, your social security number) or to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Certain U.S. shareholders, including corporations and Non-U.S. Shareholders, are exempt from backup withholding. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld on payments made to you may be credited against your U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

        The following discussion applies to you only if you are a Non-U.S. Shareholder and you do not hold your shares in connection with a trade or business you carry on in the United States.

        Distributions.    Distributions a Fund makes to you from such Fund's investment company taxable income, including any dividends a Fund designates as qualified dividend income, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Distributions a Fund makes to you from such Fund's net realized long term capital gains, if any, that the Fund designates as capital gains dividends, and any amounts the Fund retains that are designated as undistributed capital gains, generally will not be subject to U.S. federal withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

        For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term

33

capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, you will need to comply with applicable certification requirements relating to your non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. You should contact your intermediaries with respect to the application of these rules to your accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

        Sale or Redemption of Shares.    Any gain that you realize upon the sale or exchange of a Fund's shares (including if a Fund repurchases your shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meets certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five year period ending on the date of the disposition of those shares, a Fund were a U.S. real property holding corporation and you actually or constructively held more than 5% of such Fund's shares. In the case of clause (ii) of the preceding sentence, the gain would be taxed in the same manner as if you were a U.S. Shareholder (as discussed above), a 10% U.S. federal withholding tax generally would be imposed on the amount you realized on the disposition of such shares and the withheld amounts would be credited against your U.S. federal income tax liability on such disposition.

        A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation and certain participating debt securities. While there can be no assurance in this regard, each Fund does not believe it will become a U.S. real property holding corporation.

Reportable Transactions

        Generally, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. Each Fund believes that shareholders of a RIC, such as a Fund, are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-14, relating to the shares offered hereby, has been filed by New RAP with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to New RAP, Old RAP and RAF, and the New RAP shares offered hereby, reference is made to that Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are only summaries and are not complete and in each instance reference is made to the copy of such

34

contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The Registration Statement is also available on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS

        Incorporated herein by reference are:

  (i)
  the audited financial statements of Old RAP for the fiscal year ended December 31, 2008, which are included in Old RAP's annual report on Form N-CSR filed with the SEC on February 25, 2009,; and

  (ii)
  the audited financial statements of RAF for the fiscal year ended December 31, 2008, which are included in RAF's annual report on Form N-CSR filed with the SEC on February 25, 2009.

        Below is a statement of assets and liabilities for New RAP, along with the notes thereto, as of March 25, 2009, that has been independently audited by the independent registered public accounting firm Ernst & Young LLP, as stated in their report which is also reproduced below.

New RMR Asia Pacific Real Estate Fund
Statement of Assets and Liabilities
March 25, 2009

ASSETS
Cash	$100,000
Deferred organization costs	20,000

120,000
LIABILITIES
Payable for organization costs	20,000

NET ASSETS ATTRIBUTABLE TO COMMON SHARES	$100,000

COMPOSITION OF NET ASSETS:
Common shares, $0.001 par value per share; unlimited number of shares authorized; 5,000 shares issued and outstanding	$5
Additional paid-in capital	99,995

$100,000

COMMON SHARES OUTSTANDING ($0.001 par value; unlimited shares authorized)	5,000

NET ASSET VALUE PER COMMON SHARE	$20

See accompanying notes.

35

New RMR Asia Pacific Real Estate Fund

Notes to Financial Statement

March 25, 2009

1. Organization

        New RMR Asia Pacific Real Estate Fund (the "Fund") was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund has had no operations to date, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc. (the "Advisor").

        Under the terms of certain Agreements and Plans of Reorganization between the Fund and each of RMR Asia Pacific Real Estate Fund ("Old RAP") and RMR Asia Real Estate Fund ("RAF"), the assets of Old RAP and RAF will be transferred to, and the liabilities of Old RAP and RAF will be assumed by, New RAP in exchange for common shares of New RAP (each a "Reorganization", and collectively, the "Reorganizations"). The aggregate net asset value of the New RAP's common shares received by Old RAP and RAF in the Reorganizations will equal the aggregate net asset value of Old RAP's and RAF's common shares on the valuation date for the Reorganizations, after giving effect to Old RAP's and RAF's share of the costs of the Reorganizations.

2. Summary of Significant Accounting Policies

        Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statement and related notes. The actual results could differ from these estimates.

3. Concentration of Risk

        Following the Reorganizations, under normal market conditions, the Fund's investments will be predominantly focused on securities issued by real estate companies located and doing a significant amount of business in the Asia Pacific region. The value of the Fund shares may fluctuate more due to economic, legal, political, cultural or technological developments affecting the Asia Pacific real estate companies than would the shares of a diversified fund.

4. Advisory, Sub-Advisory and Administration Agreements

        The Fund has an investment advisory agreement with the Advisor to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, upon consummation of the Reorganizations, the Advisor will be compensated at an annual rate of 1.00% of the Fund's average daily managed assets. Managed assets mean total assets of the Fund less liabilities other than the aggregate indebtedness entered into for the purposes of leverage. For purposes of calculating managed assets, the liquidation preference of any preferred shares outstanding or the principal amount of any borrowings outstanding will not be considered a liability.

        The Advisor has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until May 25, 2012.

        The Fund and the Advisor have entered into an investment subadvisory agreement with MacarthurCook Investment Managers Ltd. (the "Subadvisor"). The Subadvisor will be the Fund's

36

New RMR Asia Pacific Real Estate Fund

Notes to Financial Statement (Continued)

March 25, 2009

4. Advisory, Sub-Advisory and Administration Agreements (Continued)

subadviser and will be responsible for the day to day investment management of the Fund's assets and will generally make all investment decisions in accordance with the Fund's investment objective and policies. The Advisor will compensate the Subadvisor at an annual rate of 0.375% of the average daily managed assets except that, until May 25, 2012, the fee payable will be equal to 0.25% of the average daily managed assets. The Fund will not pay any subadvisory fees to the Subadvisor.

        The Advisor will also perform administrative functions for the Fund on a cost reimbursement basis pursuant to an administration agreement. The Advisor has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the sub-administration agreement, the Advisor pays State Street a fee for all services received under the sub-administration agreement.

5. Organization Expenses

        The Fund's organization costs are estimated to be approximately $20,000. The organization costs paid by the Fund will be charged as an expense upon consummation of the Reorganizations.

6. Federal Income Taxes

        The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will generally not be subject to United States Federal income tax.

37

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of
New RMR Asia Pacific Real Estate Fund

        We have audited the accompanying statement of assets and liabilities of New RMR Asia Pacific Real Estate Fund (the "Fund") as of March 25, 2009. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of New RMR Asia Pacific Real Estate Fund at March 25, 2009, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
March 27, 2009

38

 PRO FORMA FINANCIAL STATEMENTS

        Set forth in Appendix B hereto are unaudited pro forma financial statements of New RAP giving effect to the Reorganizations and which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at December 31, 2008, (ii) Pro Forma Condensed Statements of Operations for the year ended December 31, 2008 and (iii) Pro Forma Portfolios of Investments at December 31, 2008.

        These unaudited pro forma financial statements of New RAP are based in part upon the audited historical financial statements of the Funds as of and for the year ended December 31, 2008, incorporated herein by reference, and should be read in conjunction with those financial statements and the notes thereto. The unaudited pro forma financial statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganizations taken place as of or for the period presented or for any future date or period.

        The unaudited pro forma financial statements of New RAP have been adjusted to reflect the anticipated operating expenses of New RAP after the Reorganizations. Certain estimates, which are based on a sliding scale based on managed assets, have been adjusted to reflect the Reorganizations and other expenses have been adjusted to eliminate duplicative and nonrecurring services and costs. Other costs which may change as a result of the Reorganizations are currently undeterminable. Actual results could differ from these estimates.

39

APPENDIX A—RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

        The ratings of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings, Inc. represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

STANDARD & POOR'S CORPORATE BOND RATINGS:

        AAA—Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

        A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB—Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B—Bonds rated B are more vulnerable to nonpayment than obligations rated eBB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC—Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC—Bonds rated CC are currently highly vulnerable to nonpayment.

        C—A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying dividends.

        CI—The rating CI is reserved for income bonds on which no interest is being paid.

        D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

        A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2—Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

        A-3—Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

        B—Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C—A short-term obligation rated eC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D—A short-term obligation rated eD' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

        Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa—Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca—Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C—Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        MODIFIERS—Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

        Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

  •
  Leading market positions in well-established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note:    A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS:

        AAA:    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

        AA:    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+".

        A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:    Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR:    Indicates that Fitch does not rate the specific issue.

        Withdrawn:    A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS:

        BB:    Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B:    Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

        CCC:    Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

        CC:    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds are in imminent default in payment of interest or principal.

        DDD, DD, and D:    Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below "CCC".

        NR:    Indicates that Fitch does not rate the specific issue.

        Conditional:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS:

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F1:    Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+".

        F2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

        F3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C:    High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D:    Default. Issues assigned this rating are in actual or imminent payment default.

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Funds are dependent on the Advisor's judgment, analysis and experience in the evaluation of such bonds. Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

APPENDIX B—PRO FORMA FINANCIAL STATEMENTS

Pro Forma Statement of Assets and Liabilities

        The following unaudited pro forma combined Statement of Assets and Liabilities has been derived from the Statement of Assets and Liabilities of Old RAP and RAF as of December 31, 2008, and such information has been adjusted to give effect to the Reorganizations as if both Reorganizations had occurred on December 31, 2008. The pro forma combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if both Reorganizations had occurred on December 31, 2008. The pro forma combined Statement of Assets and Liabilities should be read in conjunction with Old RAP's and RAF's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint Proxy Statement/Prospectus. New RAP has no historical operations and the following assumes New RAP had obtained seed capital as of December 31, 2008.

 New RMR Asia Pacific Real Estate Fund
Pro Forma Financial Statements
Statement of Assets and Liabilities
December 31, 2008 (unaudited)

	Old RAP	RAF	New RAP	Reorganization Adjustments(a)		New RAP Pro Forma
Assets
Investments in securities, at value (cost $25,383,999 and $74,019,148, respectively)	$16,494,038	$44,972,456	$—	$—		$61,466,494
Cash	213	699	100,000	—		100,912
Foreign currency, at value (cost $26,057 and $0, respectively)	27,736	—	—	—		27,736
Dividends and interest receivable	69,874	76,427	—	—		146,301
Prepaid expenses	3,455	3,455	—	—		6,910
Other assets	—	—	20,000	(20,000	)(b)	—

Total assets	16,595,316	45,053,037	120,000	(20,000)		61,748,353

Liabilities
Advisory fee payable	9,948	26,914	—	—		36,862
Accrued expenses and other liabilities	89,471	89,294	20,000	361,858	(c)	560,623

Total liabilities	99,419	116,208	20,000	361,858		597,485

Net assets	$16,495,897	$44,936,829	$100,000	$(381,858)		$61,150,868

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,755,000, 4,755,000 and 5,000 shares issued and outstanding	$1,755	$4,755	$5	$(4,332	)(d)	$2,183
Additional paid-in capital	31,300,655	90,271,841	99,995	4,332	(d)	121,676,823
Distributions in excess of net investment income	(125,888)	(326,414)	—	(381,858)		(834,160)
Accumulated net realized loss on investments and foreign currency transactions	(5,795,417)	(15,967,519)	—	—		(21,762,936)
Net unrealized depreciation on investments and foreign currency transactions	(8,885,208)	(29,045,834)	—	—		(37,931,042)

Net assets	$16,495,897	$44,936,829	$100,000	$(381,858)		$61,150,868

Shares outstanding	1,755,000	4,755,000	5,000	(4,332,843	)(d)	2,182,157

Net asset value per share	$9.40	$9.45	$20.00	$—		$28.02

Notes to pro forma statement of assets and liabilities.

(a)
The adjustments assume that both Reorganizations are completed.

(b)
Represented estimated New RAP organizational costs of $20,000. The organizational costs paid by New RAP will be charged as an expense upon consummation of the Reorganizations.

(c)
Reflects the effect of the estimated balance of Reorganization expenses payable as of December 31, 2008.

(d)
Each common shareholder of Old RAP and RAF will receive a number of New RAP common shares equal in dollar value to that common shareholder's common shares of Old RAP and RAF.

See notes to pro forma financial statements.

Pro Forma Statement of Operations

        The following unaudited pro forma combined Statement of Operations has been derived from the Statement of Operations of Old RAP and RAF for the year ended December 31, 2008, and such information has been adjusted to give effect to the Reorganizations as if both Reorganizations had occurred on January 1, 2008. The pro forma combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if both Reorganizations had occurred on January 1, 2008. The pro forma combined Statement of Operations should be read in conjunction with Old RAP's and RAF's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint Proxy Statement/Prospectus. New RAP has no historical operations and was not in existence as of January 1, 2008; however, the following assumes New RAP was organized at that time and had no operating income or expenses.

 New RMR Asia Pacific Real Estate Fund
Pro Forma Financial Statements—continued
Statement of Operations
For the Year Ended December 31, 2008 (unaudited)

	Old RAP	RAF	Reorganization Expense Adjustments(a)	As Adjusted Historical	Adjustments(b)		New RAP Pro Forma
Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld)	$747,514	$1,498,157	$—	$2,245,671	$—		$2,245,671
Interest	32,745	62,480	—	95,225	—		95,225

Total investment income	780,259	1,560,637	—	2,340,896	—		2,340,896

Expenses
Advisory	241,529	634,009	—	875,538	—		875,538
Administrative	95,000	95,000	—	190,000	(70,000	)(c)	120,000
Audit	52,500	52,500	—	105,000	(45,000	)(d)	60,000
Legal	145,250	143,820	(98,142)	190,928	(95,464	)(d)	95,464
Custodian	73,060	108,369	—	181,429	(44,000	)(c)	137,429
Shareholder reporting	36,546	42,742	—	79,288	(39,644	)(d)	39,644
Compliance and internal audit	27,852	27,852	—	55,704	—	(d)	55,704
Trustees' fees and expenses	20,335	20,335	—	40,670	(15,670	)(d)	25,000
Other	48,248	46,156	—	94,404	(25,170)		69,234

Total expenses	740,320	1,170,783	—	1,911,103	(334,948)		1,478,013
Less: expenses waived by the Advisor	(60,382)	(158,502)	—	(218,884)	—		(218,884)

Net expenses	679,938	1,012,281	—	1,692,219	(334,948)		1,259,129

Net investment income	100,321	548,356	—	648,677	334,948		1,081,767

Realized and unrealized gain (loss) on investments
Net realized gain on investments	(5,342,692)	(15,016,627)	—	(20,359,319)	—		(20,359,319)
Net realized gain (loss) on foreign currency transactions	(33,838)	(5,434)	—	(39,272)	—		(39,272)
Net change in unrealized appreciation (depreciation) on investments	(13,937,820)	(26,601,215)	—	(40,539,035)	—		(40,539,035)

Net increase (decrease) in net assets resulting from operations	$(19,214,029)	$(41,074,920)	$—	$(60,288,949)	$334,948		$(59,855,859)

(a)
This adjustment eliminates Reorganization expenses paid or accrued during the year ended December 31, 2008.

(b)
The adjustments assumes both Reorganizations are completed.

(c)
Certain expenses, which are expected to be on a sliding scale based upon managed assets, have been adjusted to reflect the combinations of Old RAP and RAF.

(d)
Certain expenses have been reduced due to the expected elimination of duplicative services or other costs.

See notes to pro forma financial statements.

Pro Forma Portfolio of Investments

        The following unaudited pro forma combined Portfolio of Investments has been derived from the Portfolio of Investments of Old RAP and RAF as of December 31, 2008 and such information has been adjusted to give effect to the Reorganizations as if both Reorganizations had occurred on December 31, 2008. The pro forma combined Portfolio of Investments is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if both Reorganizations had occurred on December 31, 2008. The pro forma combined Portfolio of Investments should be read in conjunction with Old RAP's and RAF's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint Proxy Statement/Prospectus. New RAP has no historical operations and the following assumes New RAP had no investments on December 31, 2008.

 New RMR Asia Pacific Real Estate Fund
Pro Forma Portfolio of Investments—December 31, 2008 (unaudited)

	Shares			Value
Company	Old RAP	RAF	New RAP	Old RAP	RAF	New RAP
Common Stocks—84.7%
Australia—2.3%
Apartments—0.2%
Peet, Ltd.	124,040	—	124,040	$133,880	—	133,880

Diversified—0.6%
Charter Hall Group	345,000	—	345,000	67,677	—	67,677
Dexus Property Group*	315,000	—	315,000	180,375	—	180,375
FKP Property Group	49,000	—	49,000	17,269	—	17,269
Mirvac Group	106,000	—	106,000	94,869	—	94,869

				360,190	—	360,190

Office—1.5%
Commonwealth Property Office Fund*	655,000	—	655,000	540,026	—	540,026
Cromwell Group	953,898	—	953,898	393,451	—	393,451

				933,477	—	933,477

Total Australia (Cost $3,834,789)				1,427,547	—	1,427,547

Hong Kong—31.9%
Diversified—13.8%
China Overseas Land & Investment, Ltd.	292,000	600,000	892,000	410,008	842,482	1,252,490
China Resources Land, Ltd.	336,000	1,015,000	1,351,000	415,899	1,256,363	1,672,262
Hongkong Land Holdings, Ltd.	157,000	405,000	562,000	391,567	1,010,093	1,401,660
Hysan Development Co., Ltd.	183,000	1,025,000	1,208,000	297,547	1,666,586	1,964,133
Kerry Properties, Ltd.	45,500	195,000	240,500	122,400	524,571	646,971
KWG Property Holding, Ltd.	433,000	1,060,000	1,493,000	129,596	317,255	446,851
The Wharf (Holdings), Ltd.	92,000	296,000	388,000	254,670	819,374	1,074,044

				2,021,687	6,436,724	8,458,411

Hospitality—12.5%
Regal Real Estate Investment Trust*	853,000	1,174,300	2,027,300	107,210	147,594	254,804
Sun Hung Kai Properties, Ltd.	221,000	659,000	880,000	1,859,613	5,545,180	7,404,793

				1,966,823	5,692,774	7,659,597

Office—1.0%
Champion Real Estate Investment Trust*	475,000	1,735,000	2,210,000	128,139	468,044	596,183

Retail—4.6%
Hang Lung Properties, Ltd.	410,000	880,000	1,290,000	900,182	1,932,099	2,832,281

Total Hong Kong (Cost $32,267,681)				5,016,831	14,529,641	19,546,472

Japan—43.3%
Diversified—31.1%
Aeon Mall Co., Ltd.	20,500	53,000	73,500	396,299	1,024,577	1,420,876
Mitsubishi Estate Co., Ltd.	76,000	353,500	429,500	1,255,435	5,839,425	7,094,860
Mitsui Fudosan Co., Ltd.	90,000	300,000	390,000	1,500,500	5,001,668	6,502,168
Shoei Co., Ltd.	13,100	40,460	53,560	135,497	418,489	553,986
Sumitomo Realty & Development Co., Ltd.	55,000	169,000	224,000	826,767	2,540,430	3,367,197

				4,114,498	14,824,589	18,939,087

Office—12.2%
Nippon Building Fund, Inc.*	56	210	266	615,539	2,308,270	2,923,809
Nomura Real Estate Office Fund, Inc.*	24	71	95	156,159	461,971	618,130
NTT Urban Development Corp.	665	1,400	2,065	720,176	1,516,159	2,236,335
Orix REIT, Inc.*	30	80	110	142,481	379,951	522,432
Tokyu REIT, Inc.*	63	127	190	391,088	788,384	1,179,472

				2,025,443	5,454,735	7,480,178

Total Japan (Cost $42,592,187)				6,139,941	20,279,324	26,419,265

	Shares			Value
Company	Old RAP	RAF	New RAP	Old RAP	RAF	New RAP
Philippines—0.1%
Diversified—0.1%
Filinvest Land, Inc.	1,220,000	3,580,000	4,800,000	10,652	31,256	41,908

Total Philippines (Cost $133,377)				10,652	31,256	41,908

Singapore—7.5%
Diversified—7.5%
Ascendas Real Estate Investment Trust*	352,000	1,020,000	1,372,000	338,635	981,271	1,319,906
Cambridge Industrial Trust*	1,740,000	4,605,000	6,345,000	334,318	884,790	1,219,108
Capitaland, Ltd.*	112,000	330,000	442,000	244,376	720,037	964,413
Singapore Land, Ltd.	26,000	105,000	131,000	63,853	257,867	321,720
Suntec Real Estate Investment Trust*	230,000	640,000	870,000	114,337	318,154	432,491
Yanlord Land Group, Ltd.	150,000	390,000	540,000	94,489	245,672	340,161

				1,190,008	3,407,791	4,597,799

Total Singapore (Cost $7,817,182)				1,190,008	3,407,791	4,597,799

Total Common Stocks (Cost $86,645,216)				13,784,979	38,248,012	52,032,991

Warrants—1.6%
India—1.0%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12(a)	19,500	48,000	67,500	112,905	277,920	390,825
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13(a)	83,000	180,000	263,000	68,890	149,400	218,290

Total India (Cost $2,742,924)				181,795	427,320	609,115

Taiwan—0.6%
Chong Hong Construction, Macquarie Bank, Ltd., expiring 5/13/13(a)	88,739	214,198	302,937	72,766	175,642	248,408
Farglary Land Development Co., Ltd.,Macquarie Bank, Ltd, expiring 1/17/12(a)	45,000	142,000	187,000	32,850	103,660	136,510

Total Taiwan (Cost $1,587,506)				105,616	279,302	384,918

Total Warrants (Cost $4,330,430)				287,411	706,622	994,033

Rights—0.0%
Hong Kong—0.0%
China Overseas Land & Investment, Ltd., expiring 1/21/09(a)(b) (Cost $0)	11,680	24,000	35,680	3,918	8,051	11,969

Short-Term Investments—13.8%
Other Investment Companies—13.8%
Dreyfus Cash Management, Institutional Shares, 1.53%(c) (Cost $8,427,501)	2,417,730	6,009,771	8,427,501	2,417,730	6,009,771	8,427,501

Total Investments—100.5% (Cost $99,403,147)				16,494,038	44,972,456	61,466,494

Other assets less liabilities—(0.50)%				1,859	(35,627)	(315,626)

Net Assets—100%				$16,495,897	44,936,829	61,150,868

Notes to Pro Forma Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.

(a)
As of December 31, 2008, this security had not paid a distribution.

(b)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the Board aggregating to $53,038,993 and 86.3% of market value.

(c)
Rate reflects 7 day yield as of December 31, 2008.

See notes to pro forma financial statements.

New RMR Asia Pacific Real Estate Fund—Notes to Pro Forma Financial Statements, June 30, 2008 (Unaudited)

Note A

        New RMR Asia Pacific Real Estate Fund (the "New RAP") was organized as a Delaware statutory trust on December 17, 2008. RMR Asia Pacific Real Estate Fund ("Old RAP") was organized as a Massachusetts business trust on February 14, 2006. Both New RAP and Old RAP are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as non-diversified closed end management investment companies. Old RAP had no operations prior to May 25, 2006, other than matters relating to Old RAP's establishment and registration of Old RAP's common shares under the Securities Act of 1933. New RAP currently has no operations, other than matters relating to New RAP's establishment, the registration of New RAP's common shares under the Securities Act of 1933 and the sale of a total of 5,000 New RAP common shares for $100,000 to RMR Advisors, Inc. New RAP's investment objective and policies are identical to Old RAP's. However, New RAP is organized as a Delaware statutory trust and Old RAP is organized as a Massachusetts business trust. Additionally, though similarities exist between the governing documents of New RAP and Old RAP and RMR Asia Real Estate Fund ("RAF"), many provisions contained in New RAP's governing documents are different than those contained, if at all, in the governing documents of Old RAP and RAF. A comparison of certain provisions of the governing documents of New RAP with those of Old RAP and RAF, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to the Joint Proxy Statement/Prospectus.

Note B: Basis of Presentation

        The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed separate reorganizations (each a "Reorganization", and collectively, the "Reorganizations") of Old RAP and RAF with New RAP.

        Under the terms of the Agreements and Plans of Reorganization, the assets of Old RAP and RAF will be transferred to, and the liabilities of Old RAP and RAF will be assumed by, New RAP in exchange for common shares of New RAP. The aggregate net asset value of the New RAP's common shares received by Old RAP and RAF in the Reorganizations will equal the aggregate net asset value of Old RAP's and RAF's common shares on the valuation date for the Reorganizations, after giving effect to Old RAP's and RAF's share of the costs of the Reorganizations.

        The Reorganizations are each intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, so that no gain or loss for United States federal income tax purposes will be recognized by New RAP, Old RAP, RAF or their common shareholders as a result of each Reorganization.

        The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of New RAP, Old RAP and RAF at December 31, 2008, assuming New RAP had obtained seed capital but had no investments at that time. The unaudited pro forma statement of operations reflects the operation of New RAP, Old RAP and RAF for the year ended December 31, 2008, assuming New RAP was organized at that time and had no revenues or expenses. Following the Reorganizations, Old RAP will be the surviving fund for accounting purposes. In accordance with generally accepted accounting principles in the United States for registered management investment companies, the historical cost of investment securities of Old RAP and RAF will be carried forward to New RAP and the results of operations for pre-Reorganization periods of New RAP will not be restated. The fiscal year end for New RAP, Old RAP and RAF is December 31.

        The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Old RAP and RAF, which have been incorporated by reference in the

Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganizations taken place as of or for the period presented or for any future date or period.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management of New RAP, Old RAP and RAF to make estimates and assumptions that may affect the amounts presented in the unaudited pro forma financial statements. The actual results could differ from these estimates.

        The unaudited pro forma financial statements have been adjusted to reflect the anticipated operating expenses of the combined entity after the Reorganizations. Certain operating expenses, which are determined by contract based on the net assets of New RAP, have been adjusted to reflect the Reorganization and other expenses have been adjusted to eliminate expected duplicative or nonrecurring services. Other costs which may change as a result of the Reorganizations are currently undeterminable. Actual results could differ from these estimates.

Note C: Portfolio Valuation

        New RAP, Old RAP and RAF each determine the net asset value ("NAV") of their common shares on each day NYSE Amex, is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier or later closing time that day. New RAP, Old RAP and RAF each determine net asset value per common share by dividing the value of their respective securities, cash and other assets (including interest accrued but not collected) less all of their respective liabilities (including accrued expenses and distributions payable) by the number of shares outstanding for the relevant fund.

        Determinations of NAV are made in accordance with generally accepted accounting principles. The foreign securities New RAP, Old RAP and RAF hold are valued in U.S. dollars by their custodian based on foreign currency exchange rate quotations supplied by an independent quotation service. Investment securities of New RAP, Old RAP and RAF are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the mean of the last available bid and asked prices on that day. Any of New RAP's, Old RAP's and RAF's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by New RAP, Old RAP and RAF at fair value as determined in good faith under the supervision of the Boards of New RAP, Old RAP and RAF. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, regulatory releases, cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security has other securities outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost, which when combined with interest accrued, approximates market value.

        Because most foreign markets close before NYSE Amex, New RAP, Old RAP and RAF calculate their NAVs using information from the principal trading markets for their portfolio securities as of the last closing of these markets which immediately precedes the closing time of NYSE Amex on the day New RAP, Old RAP and RAF determine their respective NAVs. Occasionally, events occur after the principal foreign exchange on which such foreign securities trade has closed, but before NYSE Amex closes and New RAP, Old RAP and RAF determine their respective NAVs, that could affect the value of the securities New RAP, Old RAP and RAF own or cause their prices to be unreliable. If these events are expected to materially affect the NAV of New RAP, Old RAP or RAF, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of NYSE Amex, as determined in good faith under procedures established by each of New RAP's, Old RAP's and RAF's Boards.

Note D: Capital Shares

        The pro forma number of common shares of New RAP that would be issuable by New RAP in connection with the Reorganizations was calculated by dividing the net assets attributable to common shares for each of Old RAP and RAF at December 31, 2008, by the pro forma net asset value per share of Old RAP at December 31, 2008, and for every three shares of Old RAP, one new share of New RAP will be issued. The actual number of New RAP common shares to be issued in each Reorganization will depend upon the actual net asset values attributable to common shares of New RAP and RAF or Old RAP on the valuation date for each Reorganization and the costs of the Reorganizations actually borne by New RAP, Old RAP and RAF.

Number of New RAP common shares to be issued in Reorganization
RAF	1,593,611
Old RAP	585,000
New RAP	3,546

Note E: Federal Income Taxes

        If the Reorganizations are consummated, New RAP would seek to continue to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, New RAP will be subject to income and/or excise tax to the extent New RAP does not distribute all taxable earnings. Some Asia Pacific governments may subject New RAP's investment income and securities sales to withholding or other taxes.

Note F: Distributable Earnings

        New RAP, Old RAP and RAF earn income, net of expenses, daily on their investments. It is the generally policy of New RAP, Old RAP and RAF to make distributions of their income at least annually in amounts at least equal to the amount necessary to maintain their status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. Distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and returns of capital. To the extent net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of New RAP, Old RAP and RAF not to distribute such gains.

APPENDIX C—FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of                  , 2009 (this "Agreement"), is made by and between RMR                  Fund, a Massachusetts business trust and registered closed-end management investment company, File No. 811-            (the "Target Fund"), and New RMR Asia Pacific Real Estate Fund, a Delaware statutory trust and registered closed-end management investment company, File No. 811-22260 (the "Acquiring Fund" and together with the "Target Fund", the "Funds" and each individually, a "Fund").

        WHEREAS, the Acquiring Fund has proposed to enter into the Reorganization (as defined below) with the Target Fund;

        WHEREAS, the Boards of Trustees of the Funds have determined that participation in the Reorganization is in the best interests of each respective Fund;

        WHEREAS, the parties intend that the transaction contemplated by this Agreement qualify as a "reorganization" within the meaning of Section 368(a) of the Code (as defined below); and

        WHEREAS, the Acquiring Fund is also proposing to enter into a reorganization with RMR                  Fund, a registered closed-end management investment company, File No. 811-            (the "Sister Fund"), pursuant to a separate agreement and plan of reorganization;

        NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the respective representations, warranties, covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1.
CERTAIN DEFINITIONS.

        As used in this Agreement, the following terms shall have the following meanings:

          (a)   "1933 Act" means the Securities Act of 1933, as amended.

          (b)   "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c)   "1940 Act" means the Investment Company Act of 1940, as amended.

          (d)   "Acquiring Fund" shall have the meaning assigned to such term in the preamble.

          (e)   "Acquiring Fund Closing Financial Statements" shall have the meaning assigned to such term in Section 2(d).

          (f)    "Acquiring Fund Common Shares" shall have the meaning assigned to such term in Section 2(k).

          (g)   "Agreement" shall have the meaning assigned to such term in the preamble.

          (h)   "Closing Date" shall have the meaning assigned to such term in Section 8(a).

          (i)    "Code" means the Internal Revenue Code of 1986, as amended.

          (j)    "Commission" means the Securities and Exchange Commission.

          (k)   "Fund" or "Funds" shall have the meaning assigned to such terms in the preamble.

          (l)    "GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

          (m)  "Indemnified Party" shall have the meaning assigned to such term in Section 13(a).

          (n)   "Indemnitor" shall have the meaning assigned to such term in Section 13(a).

          (o)   "Loss" or "Losses" shall have the meanings assigned to such terms in Section 13(a).

          (p)   "NYSE Amex" means NYSE Amex LLC.

          (q)   "Proxy Statement/Prospectus" shall have the meaning assigned to such term in Section 2(j).

          (r)   "Registration Statement" shall have the meaning assigned to such term in Section 2(j).

          (s)   "Reorganization" shall have the meaning assigned to such term in Section 4(a).

          (t)    "RIC" means a regulated investment company under Section 851 of the Code.

          (u)   "Shareholder Meeting" shall have the meaning assigned to such term in Section 2(j).

          (v)   "Sister Fund" shall have the meaning assigned to such term in the recitals.

          (w)  "Skadden" means Skadden, Arps, Slate, Meagher & Flom LLP.

          (x)   "Target Fund" shall have the meaning assigned to such term in the preamble.

          (y)   "Target Fund Closing Financial Statements" shall have the meaning assigned to such term in Section 3(e).

          (z)   "Target Fund Common Shares" shall have the meaning assigned to such term in Section 3(m).

          (aa) "Target Fund Investments" means (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Date furnished to the Acquiring Fund and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Date.

          (bb) "Valuation Date" shall be 4:00 p.m., Eastern Time, on            , 2009, or such earlier or later day and time as may be mutually agreed upon in writing by the parties hereto.

2.
REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

        The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

          (a)   The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power and authority to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted or proposed to be conducted and to carry out this Agreement.

          (b)   The Acquiring Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

          (c)   The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (d)   An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, in each case, with values determined as provided in Section 5 of this Agreement, each as of the Valuation Date (together, the "Acquiring Fund Closing Financial Statements"), will be furnished to the Target Fund, at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund pursuant to Section 5 hereof; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Date in conformity with GAAP.

          (e)   There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with nor, to the best of its knowledge, does any person presently intend to charge it with, or to recommend that it be charged with, any violation of any provisions of any federal, state or local law or regulation or administrative ruling to which it is bound.

          (f)    There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement or that have not otherwise been disclosed to the Target Fund.

          (g)   The execution, delivery and performance of this Agreement by the Acquiring Fund do not, and the consummation of the transactions contemplated hereby will not, constitute or result in a breach or violation of, or a default under, (i) the governing documents of the Acquiring Fund, (ii) any contract or other commitment or obligation binding upon the Acquiring Fund, after giving effect to any agreement of the Funds to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization or (iii) any order or decree binding upon the Acquiring Fund.

          (h)   The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund Closing Financial Statements, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Date, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, not otherwise disclosed in the Acquiring Fund Closing Financial Statements.

          (i)    No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (j)    The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein (the "Proxy Statement/Prospectus"), and any documents included or incorporated by reference therein and any supplement or amendment thereto (collectively, as so amended or supplemented, the "Registration Statement"), on the effective date of the Registration Statement, at the time of the special meeting of the shareholders of the Target Fund called to vote on this Agreement and the Reorganization (the "Shareholder Meeting") and at the Closing Date (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Acquiring Fund with respect to statements made or incorporated by reference in the Registration Statement or Proxy Statement/Prospectus based on information supplied by the Target Fund or the Sister Fund for inclusion or incorporation by reference therein, or based on information which is not included or incorporated by reference in such documents but which should have been disclosed pursuant to Section 3(l).

          (k)   The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share (the "Acquiring Fund Common Shares").

          (l)    The Acquiring Fund Common Shares to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and transferred pursuant to this Agreement, will be legally and validly issued and will be fully paid, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

          (m)  The Acquiring Fund, subject to the Registration Statement having been declared effective and the filing of the Proxy Statement/Prospectus under Rule 497, has taken all required action under the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to make the public offering and consummate the sale of the Acquiring Fund Common Shares as contemplated by this Agreement.

          (n)   At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund.

          (o)   The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (p)   The Acquiring Fund has (i) elected to qualify and has qualified as a RIC as of and since its inception, (ii) been a RIC at all times since the end of its first taxable year when it so qualified, (iii) qualifies and will continue to qualify as a RIC and (iv) satisfied the distribution requirements imposed by the Code for each of its taxable years.

          (q)   The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

3.
REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

        The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

          (a)   The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the power and authority to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b)   The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c)   The Target Fund has full power and authority to enter into and perform its obligations under this Agreement, subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement and the Reorganization by the shareholders of the Target Fund as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (d)   The Target Fund has furnished the Acquiring Fund with the Target Fund's Annual Report to Shareholders for the year ended December 31, 2008, and the audited financial statements appearing therein fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with GAAP.

          (e)   An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund (which shall include dates of acquisition and tax costs), in each case, with values determined as provided in Section 5 of this Agreement, each as of the Valuation Date (together, the "Target Fund Closing Financial Statements"), will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund pursuant to Section 5 hereof; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Date in conformity with GAAP.

          (f)    Other than as disclosed in the Registration Statement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with nor, to the best of its knowledge, does any person presently intend to charge it with, or to recommend that it be charged with, any violation of any provisions of any federal, state or local law or regulation or administrative ruling to which it is bound.

          (g)   There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the Registration Statement or that have not otherwise been disclosed to the Acquiring Fund.

          (h)   The execution, delivery and performance of this Agreement by the Target Fund do not, and the consummation of the transaction contemplated hereby will not, constitute or result in a breach or violation of, or a default under, (i) the governing documents of the Target Fund, (ii) any contract or other commitment or obligation binding upon the Target Fund or (iii) any order or decree binding upon the Target Fund.

          (i)    Other than as disclosed in the Registration Statement, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund Closing Financial Statements, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Date, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, not otherwise disclosed in the Target Fund Closing Financial Statements.

          (j)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (k)   At both the Valuation Date and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

          (l)    The Registration Statement, on the effective date of the Registration Statement, at the time of the Shareholder Meeting and on the Closing Date (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Target Fund with respect to statements made or incorporated by reference in the Registration Statement or Proxy Statement/Prospectus based on information supplied by the Acquiring Fund or the Sister Fund for inclusion or incorporation by reference therein, or based on information which is not included or incorporated by reference in such documents but which should have been disclosed pursuant to Section 2(j).

          (m)  The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share (the "Target Fund Common Shares"), [                        ] shares of which are outstanding on the date hereof. Each outstanding Target Fund Common Share is duly authorized, validly issued, fully paid, nonassessable, and has full voting rights, subject, in the case of the nonassessability of such shares, to certain decisions of the Supreme Judicial Court of The Commonwealth of Massachusetts holding that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Other than the outstanding Target Fund Common Shares, there are no outstanding (i) shares of capital stock or other voting securities of the Target Fund, (ii) stock appreciation rights, phantom stock units, restricted stock grants or contingent stock grants which grant awards of any of the foregoing, (iii) bonds, debentures, notes or other indebtedness of the Target Fund having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Target Fund may vote, (iv) securities of the Target Fund convertible into or exchangeable for shares of capital stock or voting securities of the Target Fund, (v) options or other rights to acquire from the Target Fund, or obligations of the Target Fund to issue any, capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Target Fund or (vi) equity equivalent interests in the ownership or earnings of the Target Fund.

          (n)   All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

          (o)   The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (p)   The Target Fund (i) has elected to qualify and has qualified as a RIC as of and since its inception, (ii) has been a RIC at all times since the end of its first taxable year when it so qualified, (iii) qualifies and will continue to qualify as a RIC for its taxable year ending upon its liquidation and dissolution and (iv) has satisfied the distribution requirements imposed by the Code for each of its taxable years.

          (q)   The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

          (r)   The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except for the distribution to the shareholders of the Target Fund, as provided in this Agreement.

4.
THE REORGANIZATION.

        (a)   Subject to the receipt of the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Date on debt instruments), and assume all of the liabilities of the Target Fund, in exchange for that number and type of Acquiring Fund Common Shares determined as provided in Section 5 of this Agreement (the "Reorganization"). On the Closing Date, the Target Fund Common Shares shall be cancelled on the books of the Target Fund, will be null and void, and shall represent only the right to receive, subject to the terms and conditions of this Agreement, Acquiring Fund Common Shares, and, if not paid prior to the Reorganization, any dividends payable with respect to such Target Fund Common Shares pursuant to Section 4(c) herein. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute (or cause to be distributed) all Acquiring Fund Common Shares it has received pursuant to the terms of this Agreement to its shareholders pro rata in exchange for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the holders of Target Fund Common Shares based on their respective holdings in the Target Fund as of the Valuation Date.

        (b)   If it is mutually determined by the parties hereto that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations set forth in the Acquiring Fund's investment policies and restrictions, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (i) nothing herein will require the Target Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Target Fund's Board of Trustees or investment advisor, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and (ii) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's Board of Trustees or investment advisor, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

        (c)   Prior to the Closing Date, the Target Fund shall declare and pay on or immediately before the Closing Date a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

        (d)   The Target Fund will promptly pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

        (e)   Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Date, shall be confirmed to the Acquiring Fund pursuant to Section 3(i) of this Agreement.

        (f)    The Target Fund will cause its existence to be terminated following the Closing Date by (i) terminating its registration under the 1940 Act, (ii) delisting from NYSE Amex, (iii) terminating its organization and voluntarily dissolving and liquidating in accordance with Massachusetts law and (iv) withdrawing its authority to do business in any state where it is required to do so.

5.
ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

        (a)   On the Closing Date, Acquiring Fund Common Shares shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund as follows: on the Closing Date, the Acquiring Fund will issue to the Target Fund a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth in this Section 5.

        (b)   The net asset value of each of the Funds shall be determined in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the Acquiring Fund. Values in all cases shall be determined as of the Valuation Date.

        (c)   The net asset value per share of the Target Fund Common Shares shall be determined in accordance with this Section 5 on the Valuation Date, and the net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with this Section 5 immediately after giving effect to the Reorganization. For purposes of determining the net asset value of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued and incurred expenses as allocated pursuant to Section 6 hereof) outstanding at such time.

        (d)   The Acquiring Fund shall issue to the Target Fund separate certificates or evidence of book entry for the Acquiring Fund Common Shares, each registered in the names provided by the Target Fund or in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by delivering the Acquiring Fund Common Shares to Wells Fargo Bank, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares. All issued and outstanding Target Fund Common Shares will be cancelled on the books of the Target Fund and will be null and void as of the Closing Date.

6.
PAYMENT OF EXPENSES.

        (a)   Each of the Acquiring Fund and the Target Fund will pay its own expenses incurred in connection with the Reorganization, whether or not consummated. With respect to expenses incurred in connection with the Reorganization and the reorganization of the Sister Fund with the Acquiring Fund that are attributable to the Target Fund and the Sister Fund, such expenses shall be allocated in proportion to the net asset values attributable to the common shares of the Target Fund and the Sister Fund. Neither the Funds, the Sister Fund, nor RMR Advisors, Inc., the Funds' and the Sister Fund's investment adviser, will pay any expenses of the shareholders arising out of or in connection with the Reorganization.

        (b)   Notwithstanding anything herein to the contrary, if for any reason the Reorganization is not consummated, except for the payment of expenses as provided in this Section 6, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

7.
COVENANTS OF THE FUNDS.

        (a)   The Target Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund covenants not to commence business operations (except to the extent contemplated herein or necessary or appropriate to consummate the purposes and intent of this Agreement and the separate agreement and plan of reorganization that it has entered into with the Sister Fund) prior to the completion of the Reorganization on the Closing Date.

        (b)   The Acquiring Fund will file the Registration Statement with the Commission and will use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and any applicable state securities laws.

        (c)   The Acquiring Fund shall use its reasonable best efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on NYSE Amex prior to the Closing Date.

        (d)   The Target Fund shall mail to its shareholders of record entitled to vote at the Shareholder Meeting, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus.

        (e)   The Target Fund shall duly take all lawful action to call, give notice of, convene and hold the Shareholder Meeting on a date determined in accordance with the mutual agreement of the Funds for the purpose of obtaining the requisite shareholder vote with respect to this Agreement and the Reorganization and shall take all lawful action to solicit the approval and adoption of this Agreement and the Reorganization by its shareholders.

        (f)    Each of the Funds agrees that, by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown on said returns to be due and owing either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes.

        The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Neither Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, as special U.S. federal income tax counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

        In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of 10 years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for the taxable period first ending after the Closing Date and for all prior taxable periods.

        After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

        (g)   The Target Fund agrees that following the consummation of the Reorganization, it will terminate its organization and dissolve and liquidate in accordance with Massachusetts law and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders as provided herein and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination or as otherwise expressly provided herein.

        (h)   The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

        (i)    Following the consummation of the Reorganization, the Acquiring Fund will conduct its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

8.
CLOSING DATE.

        (a)   Delivery of the Target Fund Investments and the Acquiring Fund Common Shares to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the Valuation Date, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

        (b)   The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

        (c)   As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by its President.

9.
CONDITIONS TO EACH FUND'S OBLIGATION TO EFFECT THE REORGANIZATION.

        The respective obligations of each Fund to consummate the Reorganization shall be subject to the satisfaction of each of the following conditions:

          (a)   [That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the Target Fund Common Shares present in person or represented by proxy at the Shareholder Meeting that vote at the Shareholder Meeting.](1)

(1)
This is the condition used in the Old RAP/New RAP agreement.

OR

          [That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a "majority of the outstanding" (as defined in the 1940 Act) Target Fund Common Shares.](2)

(2)
This is the condition used in the RAF/New RAP agreement.

          (b)   That the Board of Trustees of the Acquiring Fund shall have approved the issuance of additional Acquiring Fund Common Shares in an amount determined in accordance with Section 5 of this Agreement and such shares shall have been approved for listing on NYSE Amex.

          (c)   That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (d)   That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the Commission.

          (e)   That the shareholders of the Sister Fund shall have approved the reorganization of the Sister Fund with the Acquiring Fund and that such reorganization shall have been consummated.(3)

(3)
This Section 9(e) shall not apply in the case of the reorganization of Old RAP with New RAP.

10.
CONDITIONS TO THE TARGET FUND'S OBLIGATION TO EFFECT THE REORGANIZATION.

        The obligations of the Target Fund to consummate the Reorganization shall be subject to the satisfaction of each of the following additional conditions:

          (a)   That the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution duly adopted by its Board of Trustees approving this Agreement, certified by its Secretary.

          (b)   That the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution duly adopted by its Board of Trustees approving the issuance of additional Acquiring Fund Common Shares pursuant to this Agreement, certified by its Secretary.

          (c)   That the Acquiring Fund shall have furnished to the Target Fund the Acquiring Fund Closing Financial Statements, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer.

          (d)   That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Date and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement that are not qualified by materiality are true and correct in all material respects or, if qualified by materiality, are true and correct in all respects, in each case, with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (e)   That the Target Fund shall have obtained an opinion from Skadden, special U.S. federal income tax counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target

  Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

11.
CONDITIONS TO THE ACQUIRING FUND'S OBLIGATION TO EFFECT THE REORGANIZATION.

        The obligations of the Acquiring Fund hereunder shall be subject to the following additional conditions:

          (a)   That the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution duly adopted by its Board of Trustees approving this Agreement, and a certificate setting forth the vote of the holders of Target Fund Common Shares obtained at the Shareholder Meeting, each certified by its Secretary.

          (b)   That the Target Fund shall have furnished to the Acquiring Fund the Target Fund Closing Financial Statements, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

          (c)   That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Date and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement that are not qualified by materiality are true and correct in all material respects or, if qualified by materiality, are true and correct in all respects, in each case, with the same effect as if made at and as of such dates, and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d)   That the Acquiring Fund shall have obtained an opinion from Skadden, as special U.S. federal income tax counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

12.
TERMINATION, POSTPONEMENT AND WAIVERS.

        (a)   Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual written consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such board.

        (b)   If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to in writing by the Boards of Trustees of the Funds.

        (c)   In the event this Agreement is terminated pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement, except that the provisions of Section 6, this Section 12, Section 13 and Section 14 shall survive such termination.

        (d)   At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such waiver will not have a material adverse effect on the benefits to the shareholders of such Fund intended under this Agreement.

        (e)   The respective representations and warranties contained in Sections 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

        (f)    If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date that impose any terms or conditions that are determined by action of the boards of trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Target Fund prior to the Shareholder Meeting, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

13.
INDEMNIFICATION.

        (a)   Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (each, a "Loss" and collectively, "Losses") arising out of or related to any claim of a breach of any covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

        (b)   The Indemnified Party shall use its reasonable best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of 10 days of receipt of written notice to Indemnified Party or 30 days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after 10 days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to

Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14.
OTHER MATTERS.

        (a)   All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

        (b)   All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o RMR Funds, 400 Centre Street, Newton, Massachusetts 02458, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o RMR Funds, 400 Centre Street, Newton, Massachusetts 02458, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed as provided herein.

        (c)   This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except in a writing executed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

        (d)   This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective boards of trustees, at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund's shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto.

        (e)   This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable, provided that, this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the parties as reflected by this Agreement prior to the invalidity of such provision.

        (f)    It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Agreement and Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Board of Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Agreement and Declaration of Trust.

        (g)   This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

RMR [ ] FUND
Adam D. Portnoy President
NEW RMR ASIA PACIFIC REAL ESTATE FUND
Adam D. Portnoy President

APPENDIX D—NEW RMR ASIA PACIFIC REAL ESTATE FUND

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

March 26, 2009

D-1

D-2

D-3

NEW RMR ASIA PACIFIC REAL ESTATE FUND

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

        THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made this 26th day of March, 2009, by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article IV hereof) for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth.

        WHEREAS, this Trust has been formed to carry on the business of an investment company;

        WHEREAS, the Trust intends for tax purposes to be treated as a "regulated investment company" under the Code for the taxable year ending December 31, 2008 and for each taxable year thereafter; and

        WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth;

        NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

        Section 1.1.    Name.     This Trust shall be known as "New RMR Asia Pacific Real Estate Fund" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

        Section 1.2.    Definitions.     Whenever used herein, unless otherwise required by the context or specifically provided:

          (a)   "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

          (b)   "Bylaws" means the Bylaws of the Trust as amended or restated from time to time;

          (c)   "Certificate of Trust" means the Certificate of Trust of the Trust, as it may be further amended or restated, as filed with the Secretary of State of the State of Delaware;

          (d)   "class" or "class of Shares" refers to the division of Shares into two or more classes as provided in Section 3.1;

          (e)   "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, all as amended from time to time. All references to specific sections of the Code shall include applicable successor provisions;

          (f)    "Declaration" means this Amended and Restated Agreement and Declaration of Trust, as it may be further amended or restated from time to time;

          (g)   "Exchange Act" means the Securities Exchange Act of 1934, as amended;

          (h)   "Person" means an individual, corporation, limited liability company, partnership, estate, trust (including, without limitation, a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of

  Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Article V) applies;

          (i)    "RMR Advisors" means RMR Advisors, Inc., the Trust's investment advisor, or any successor investment advisor to the Trust;

          (j)    "series" or "series of Shares" refers to the division of Shares representing any class into two or more series as provided in Section 3.1;

          (k)   "Shareholder" means a record owner of Shares;

          (l)    "Shares" means the equal proportionate transferable units into which the beneficial interest in the Trust shall be divided from time to time or, if more than one class or series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each class or series of shares shall be divided from time to time;

          (m)  "Trust" means the Delaware statutory trust established by this Declaration, as it may be further amended or restated from time to time; and

          (n)   "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV.

ARTICLE II

PURPOSE

        The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration. Nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code.

ARTICLE III

SHARES

        Section 3.1.    Division of Beneficial Interest.     The Trustees may, without Shareholder approval, authorize one or more classes of Shares (which classes may be divided into two or more series), with Shares of each such class or series having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine. Subject to applicable law, the Trustees may, without Shareholder approval, authorize the Trust to issue subscription or other rights representing interests in Shares to existing Shareholders or other persons subject to such terms and conditions as the Trustees may determine. The number of Shares of each class or series authorized shall be unlimited, except as the Bylaws may otherwise provide, and the Shares so authorized may be represented in part by fractional shares. The Trustees may without Shareholder approval from time to time divide or combine the Shares of any class or series into a greater or lesser number without thereby changing the proportionate beneficial interest in the class or series.

        The Shares shall initially be divided into one class, a class of an unlimited number of common Shares, $0.001 par value (the "Common Shares"), having the powers, preferences, rights, qualifications, limitations and restrictions described below. The Trust may also, from time to time, issue a class of an unlimited number of preferred Shares, (the "Preferred Shares"), having the powers, preferences, rights, qualifications, limitations and restrictions as the Trustees may determine.

          (a)   Subject to the rights of the holders of the Preferred Shares, if any, in the event of the termination of the Trust, the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

          (b)   The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Board of Trustees in its discretion may determine.

          (c)   Subject to the rights of the holders of the Preferred Shares, if any, dividends or other distributions, when, as and if declared by the Board of Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Board of Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust.

          (d)   The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust.

          (e)   Common Shares may be issued from time to time, without the vote of the Shareholders (or, if the Board of Trustees in its sole discretion deems advisable, with a vote of Shareholders), either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Board of Trustees, from time to time, may deem advisable, and the Trust may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities).

          (f)    The Trust may issue Common Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Common Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust, but excluding the right to receive a certificate representing fractional Shares.

        Section 3.2.    Ownership of Shares.     The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. Shares shall be evidenced by certificates or, at the election of a Shareholder, in book-entry form. Certificates shall be executed on behalf of the Trust by the President or a Vice President and by the Treasurer or Secretary. Such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if such individual were such officer at the time of its issue. Subject to the foregoing, the trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each class and series and as to the number of Shares of each class and series held from time to time by each Shareholder.

        Section 3.3.    Investments in the Trust.     The Trustees shall accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as the Trustees may from time to time determine.

        Section 3.4.    Share Restrictions.     Notwithstanding any provision herein to the contrary, but subject to the principles of Section 10.4, any purchase or transfer or purported purchase or transfer of Shares to any person whose holding of the Shares of the Trust may cause the Trust to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the purchase or transfer of the Shares to such person, shall be void ab initio. Any Shares purportedly transferred to or retained by such a person may, at the option of the Trust, be repurchased by the Trust at the lesser of market value or net asset value at the time of repurchase. A legend describing the foregoing restrictions may be placed on share certificates or in book entry, depending on whether the applicable Shares are issued in certificated or book entry form.

        Section 3.5.    No Preemptive Rights.     Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust.

        Section 3.6.    Derivative Claims.     No Shareholder shall have the right to bring or maintain any action, proceeding or claim on behalf of the Trust or any series or class of Shares or Shareholders (a)(i) unless such Shareholder is a Shareholder at the time such action, proceeding or claim is commenced and such Shareholder continues to be a Shareholder throughout the duration of such action, proceeding or claim and (ii)(1) at the time of the transaction or event underlying such action, proceeding or claim, such Shareholder was a Shareholder or (2) such Shareholder's status as a Shareholder devolved upon the Shareholder by operation of law or pursuant to the terms of this Declaration from a person who was a Shareholder at the time of the transaction or event underlying such action, proceeding or claim and (b) without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim and such demand has the support of Shareholders owning a majority of the outstanding class or series of Shares affected by the proposed action, proceeding or suit. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the plaintiff makes a specific showing that irreparable non-monetary injury to the Trust or series or class of Shares or Shareholders would otherwise result. Such demand shall be mailed to the Secretary at the Trust's principal office and shall set forth with particularity the nature of the proposed action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Independent Trustees (as that term is defined in the Bylaws) shall consider such demand. In their sole discretion, the Independent Trustees may submit the matter to a vote of Shareholders or a series or class of Shares, as appropriate. Any decision by the Independent Trustees to bring, maintain or settle such action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon all Shareholders who will be prohibited from maintaining separate competing actions, proceedings or suits on the same subject matter. Any decision by the Independent Trustees not to bring or maintain an action, proceeding or suit on behalf of the Trust or a series or class of Shares shall be subject to the right of the Shareholders to vote on whether or not such action, proceeding or suit should or should not be brought or maintained as a matter presented for Shareholder consideration pursuant to the provisions of the Bylaws; and the vote of Shareholders required to override the Independent Trustees' decision and to permit the Shareholder(s) to proceed with the proposed action, proceeding or suit shall be 75% of the outstanding class or series of Shares affected by the proposed action, proceeding or suit.

        Section 3.7.    Direct Claims.     No series or class or group of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration or the 1940 Act, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to the alleged injury, have the right to bring such an action, unless the series or class or group of Shareholders or Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees except only rights of action by Shareholders specifically authorized by Section 36(b) of the 1940 Act or other applicable law. A request for authorization shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth with particularity the nature of the proposed action, proceeding or claim and the essential facts relied upon by the series or class or group of Shareholders or Shareholder to support the allegations made in the request. The Trustees shall consider such request. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or series or class or group of Shares, as appropriate. Any decision by the Trustees to settle or to authorize such action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the series or class or group of Shareholders or Shareholder seeking authorization who will be prohibited from maintaining separate competing actions, proceedings or suits on the same subject matter. Any decision by the Trustees not to authorize an action, proceeding or suit by a series or class or group of Shareholders shall be subject to the right of the Shareholders to vote on whether such action, proceeding or suit should or should not be brought or maintained as a matter presented for Shareholder consideration pursuant to the provisions of the Bylaws; and the vote of Shareholders required to override the Trustees decision and to permit the Shareholder(s) to proceed with the proposed action, proceeding or suit shall be a majority of the outstanding Shares, series or class or group which are affected by the proposed action, proceeding or suit. For purposes of this Section 3.7, the term "Shareholder" or "Shareholders" includes a former Shareholder or former Shareholders.

        Section 3.8.    Arbitration.     Any disputes, claims or controversies brought by or on behalf of a Shareholder (which, for purposes of this Section 3.8, shall mean any Shareholder or any beneficial owner of Shares, or any former Shareholder or beneficial owner of Shares), either on his, her or its own behalf, on behalf of the Trust or on behalf of any series or class of Shares or Shareholders against the Trust or any Trustee, officer, investment advisor (including RMR Advisors, Inc. or its successor), agent or employee of the Trust, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Declaration or the Bylaws (all of which are referred to as "Disputes") or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the "Rules") of the American Arbitration Association ("AAA") then in effect, except as modified herein. For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against Trustees, officers or managers of the Trust and class actions by Shareholders against those individuals or entities and the Trust.

        There shall be three arbitrators. If there are (a) only two parties to the Dispute, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (b) more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator. If any arbitrator has not been nominated within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause. For the avoidance of doubt, the arbitrators appointed by the parties to such Dispute may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

        The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

        There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

        In rendering an award or decision (the "Award"), the arbitrators shall be required to follow the laws of the State of Delaware. Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal

Arbitration Act, 9 U.S.C. §1 et seq. The Award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based.

        Except as otherwise set forth in Section 8.8, Article VIII or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys' fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys' fees) or, in a derivative case, award any portion of the Trust's award to the claimant or the claimant's attorneys.

        The Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators. Judgment upon the Award may be entered in any court having jurisdiction. To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

        Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset. The party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

        This Section 3.8 is intended to benefit and be enforceable by the Trustees, officers, investment advisor (including RMR Advisors, Inc. or its successor), agent or employee of the Trust and shall be binding on the Shareholders of the Trust and the Trust, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

        Section 3.9.    Status of Shares and Limitation of Personal Liability.     Shares shall be deemed to be personal property giving only the rights provided in this Declaration and the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares afford Shareholders the status of partners of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein or in the Bylaws to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

ARTICLE IV

THE TRUSTEES

        Section 4.1.    Number and Classes of Trustees; Term of Office; Qualifications of Trustees.     The Trustees who are signatories to this Declaration on the date hereof, and such other persons as the Trustee or Trustees then in office shall elect, shall serve until the first meeting of Shareholders at which Trustees of his or her Class (as defined below) are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Any person serving as Trustee shall meet the criteria for office set forth from time to time in the Bylaws. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, the number of Trustees shall be such number as shall be fixed from time to time by the Trustees; provided, however, that the number of Trustees shall in no event be less than three.

        Annual meetings of Shareholders shall be held as specified in the Bylaws. The Trustees shall be classified, with respect to the time for which they severally hold office, into the following three classes (each a "Class"): Class III, whose term expires at the initial annual meeting; Class I, whose term expires at the next succeeding annual meeting after the initial annual meeting (the "second annual meeting"); and Class II, whose term expires at the next succeeding annual meeting after the second annual meeting. Each Class shall consist of at least one Trustee. At each annual meeting beginning with the initial annual meeting, the successors of the Class of Trustees whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant Class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office.

        The Trustees shall assign by resolution Trustees to each of the three Classes. The Trustees also may determine by resolution those Trustees in each Class that shall be elected by Shareholders of a particular class or series of Shares. If the number of Trustees is changed, any increase or decrease shall be apportioned among the Classes by resolution of the Trustees. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 4.2 at the time of the decrease. Except as provided in this Section 4.1 or Section 4.2, Trustees shall be elected only at an annual meeting of Shareholders.

        Section 4.2.    Vacancies; Resignation; Removal.     Vacancies on the Board of Trustees, whether resulting from an increase in the number of Trustees or otherwise, shall be filled in the manner provided in the Bylaws.

        Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered to the Secretary of the Trust, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Except as required by applicable law, a Trustee may be removed from office (a) with or without Cause (as hereinafter defined) by the affirmative vote of all the remaining Trustees or (b) with Cause by the action of at least 75% of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee. A Trustee judged incompetent or for whom a guardian or conservator has been appointed shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his or her name, shall account to the remaining trustees as they require for all property which he or she holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his or her legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be. "Cause" for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

        Section 4.3.    Effect of Death, Resignation, etc. of a Trustee.     The death, declination, resignation, retirement, removal, disqualification or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three) may exercise the powers of the Trustees hereunder.

        Section 4.4.    Powers.     Subject to any express limitations contained in this Declaration or in the Bylaws, the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and the Board of Trustees shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board of Trustees may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. This Declaration shall be construed with the presumption in favor of the grant of power and authority to the Board of Trustees. Any construction of this Declaration or determination made in good faith by the Board of Trustees concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Declaration or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Delaware or any other applicable laws.

        Without limiting the foregoing, and in addition to the powers expressed or enumerated elsewhere in this Declaration, the Trustees may elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number, and terminate, any one or more Committees consisting of one or more Trustees, including any one or more executive Committees which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of the Trust's assets in a system or systems for the central handling of securities; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust through one or more underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and delegate such authority as they consider desirable to any officer of the Trust, to any Committee and to any agent or employee of the Trust or to any such custodian or underwriter.

        Without limiting the foregoing, the Trustees shall have power and authority, in the name and on behalf of the Trust:

          (a)   to elect and to revoke the status of the Trust as a "regulated investment company" under the Code;

          (b)   to invest and reinvest cash, and to hold cash uninvested;

          (c)   to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (d)   to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (e)   to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (f)    to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (g)   to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of Shares, to allocate assets, liabilities, income and expenses of the Trust to a particular class or classes or series of Shares or to apportion the same among two or more classes or series;

          (h)   to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

          (i)    to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (j)    to compromise, arbitrate or otherwise adjust claims in favor of or against the Trust on any matter in controversy, including, without limitation, claims for taxes;

          (k)   to enter into joint ventures, general or limited partnerships, limited liability companies, and any other combinations or associations;

          (l)    to borrow funds;

          (m)  to endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations;

          (n)   to indemnify or to purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and indemnities or insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

          (o)   to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

          (p)   to purchase or otherwise acquire Shares;

          (q)   to engage in any other lawful act or activity in which business corporations organized under the laws of the State of Delaware may engage; and

          (r)   to change the domicile of the Trust's existence as may permitted by the 1940 Act and any other applicable law.

        The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees.

        Any action to be taken by the Trustees may be taken within or without the State of Delaware.

        Section 4.5.    Advisory, Management and Distribution Services.     The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other Person (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws and applicable law; and any such contract may provide for one or more sub-advisers or other agents who shall perform all or part of the obligations of the Manager under such contract and contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold, or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other Person, appointing it exclusive or nonexclusive distributor or underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws and applicable law; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

        The fact that:

          (a)   any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, sub-adviser, underwriter or distributor or agent of or for any corporation, trust, association or other Person, or of or for any parent or affiliate of any Person, with which an advisory, sub-advisory or management contract, or underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

          (b)   any corporation, trust, association or other Person with which an advisory, sub-advisory or management contract or underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory, sub-advisory or management contract, or underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other Persons, or has other business or interests, including competitive business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

        Section 5.1.    Definitions.     For the purpose of this Article V, the following terms shall have the following meanings:

        "Affiliate" shall mean, with respect to any Person, another Person controlled by, controlling or under common control with such Person.

        "Beneficial Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include, but not be limited to, interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 5.3.5, provided, that, each such organization shall be described in Section 501(c)(3) of the Code and contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. If the Code shall cease to so define a charitable organization, "Charitable Beneficiary" shall mean an entity organized to do work for charitable purposes and not for profit.

        "Charitable Trust" shall mean any trust provided for in Section 5.3.1.

        "Charitable Trustee" shall mean each Person unaffiliated with the Trust and unaffiliated with the Prohibited Owner, that is appointed by a majority of the Trustees to serve as a trustee of a Charitable Trust.

        "Constructive Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include any interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code or treated as beneficially owned under Rule 13d-3 under the Exchange Act. The terms "Constructive Owner", "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        "Equity Shares" shall mean all Shares of all classes and series, including, without limitation, Common Shares and Preferred Shares.

        "Excepted Holder" shall mean a Shareholder for whom an Excepted Holder Limit is created by this Article V or by the Board of Trustees pursuant to Section 5.2.7.

        "Excepted Holder Limit" shall mean, provided, that, and only so long as the affected Excepted Holder complies with all of the requirements established by the Board of Trustees pursuant to Section 5.2.7, the percentage limit established by the Board of Trustees.

        "Investee" shall mean a Person whose shares or other equity are owned by the Trust.

        "Market Price" on any date shall mean, with respect to any class or series of outstanding Equity Shares, the Closing Price for such Equity Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Equity Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex LLC or, if such Equity Shares are not listed or admitted to trading on the NYSE Amex LLC, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Shares are listed or admitted to trading or, if such Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Shares selected by the Trustees or, in the event that no trading price is available for such Equity Shares, the fair market value of Equity Shares, as determined in good faith by the Trustees.

        "Ownership Limit" shall mean (a) with respect to the Common Shares, 9.8% (in value or vote, whichever is more restrictive) of the Common Shares outstanding at the time of determination, (b) with respect to any other class or series of Shares, 9.8% (in value or vote, whichever is more restrictive) of the Shares of such class or series outstanding at the time of determination and (c) 9.8% (in value or vote, whichever is more restrictive) of the aggregate of the outstanding Equity Shares.

        "Prohibited Owner" shall mean any Person who, but for the provisions of Section 5.2.1, would Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the record owner of Equity Shares that the Prohibited Owner would have so owned.

        "REIT" shall mean a "real estate investment trust" within the meaning of Section 856 of the Code.

        "Foreign REIT" shall mean a non-U.S.-organized company that seeks to qualify for certain tax or other benefits under the laws of any jurisdiction in which it is organized or operates.

        "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event (or any agreement to take such actions or cause any such events) that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Equity Shares or the right to vote or receive dividends on Equity Shares, including, without limitation, (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Shares or any interest in Equity Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        Section 5.2.    Equity Shares.

          Section 5.2.1    Ownership Limitations.

            (a)    Basic Restrictions.

                (i)  (1) No Person, other than an Excepted Holder and other than RMR Advisors or its Affiliates, shall Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

               (ii)  No Person, other than an Excepted Holder and other than RMR Advisors or its Affiliates, shall Beneficially Own or Constructively Own Equity Shares to the extent that such Beneficial Ownership or Constructive Ownership of Equity Shares would result in (1) the Trust being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) any Investees that are otherwise REITs or Foreign REITs failing to qualify as a REIT or Foreign REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust or any Investees that are otherwise REITs, as the case may be, owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by such Investees that are otherwise REITs or any of their respective Affiliates, as the case may be, from such tenant would cause any such Investees that are otherwise REITs to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

              (iii)  Subject to Section 5.5, notwithstanding any other provisions contained herein, any Transfer of Equity Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE Amex LLC or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Equity Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in the Excess Shares.

            (b)    Transfer in Trust or Voided Transfer.    If any Transfer of Equity Shares occurs (whether or not such Transfer is the result of a transaction entered into through the facilities of a national securities exchange or automated inter-dealer quotation system) which, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Shares in violation of Section 5.2.1(a)(i), (ii) or (iii), as applicable, then the Board of Trustees shall be authorized and empowered to deem (and if so deemed, such action and result shall be deemed to occur and the officers of the Trust shall be authorized to take such actions in the name and on behalf of the Trust authorized by the Board of Trustees to effectuate the same):

                (i)  that number of Equity Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.2.1(a)(i), (ii) or (iii) (rounded up to the nearest whole share, and such excess shares, the "Excess Shares") to be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 5.3, effective as of the close of business on the Business Day prior to the date of such determination of such Transfer or at such other time determined by the Board of Trustees, and such Person shall acquire no rights in such Equity Shares; or

               (ii)  to the fullest extent permitted by law, the Transfer of Excess Shares to be void ab initio, in which case, the intended transferee shall acquire no rights in the Excess Shares.

            (c)    Cooperation.    The Shareholder that would otherwise qualify as a Prohibited Owner absent the application of the provisions of Section 5.2.1(b) shall use best efforts and take all actions necessary or requested by the Trust to cooperate with effecting the actions taken by the Board of Trustees pursuant to Section 5.2.1(b), including, without limitation, informing the Trust where any Excess Shares may be held and instructing its agents to cooperate in the prompt implementation and effectuation of the actions so taken by the Board of Trustees.

          Section 5.2.2    Remedies for Breach.     If the Board of Trustees or any duly authorized Committee shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 5.2.1 (whether or not such violation is intended), the Board of Trustees or a Committee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Equity Shares, refusing to give effect to such Transfer on the books of the Trust or the Trust's transfer agent or instituting proceedings to enjoin such Transfer or other event and such Person shall be liable, without limitation, for all costs incurred in connection therewith and pursuant to Section 8.9, including the costs and expenses of the Charitable Trustee. This Section 5.2.2 shall not in any way limit the provisions of Section 5.2.1(b).

          Section 5.2.3    Notice of Restricted Transfer.     Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Equity Shares that will or may violate Section 5.2.1(a), or any Person who would have owned Excess Shares, shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request.

          Section 5.2.4    Owners Required To Provide Information.     Every Shareholder of five percent or more of any series or any class of outstanding Equity Shares at the time of determination, within 30 days after the end of each taxable year and also within three business days after a request from the Trust, shall give written notice to the Trust stating the name and address of such owner, the number of Equity Shares actually owned and the number of Equity Shares Beneficially Owned or Constructively Owned, and a description of the manner in which such shares are held; provided, that, a Shareholder who holds Equity Shares as nominee for another Person, which other Person is required to include in gross income the distributions received on such Equity Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Equity Shares of such Actual Owner with respect to which the Shareholder is nominee. Each such Shareholder and each Actual Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the status of any Investee as a REIT or Foreign REIT and to ensure compliance with the Ownership Limit. Each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the Shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to comply with requirements of any taxing authority or other governmental authority or to determine such compliance.

          Section 5.2.5    Remedies Not Limited.     Nothing contained in this Article V shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders in preserving any Investee's status as a REIT or Foreign REIT or to enforce the limitation in Section 5.2.1 for other purposes which the Trustees deem advisable.

          Section 5.2.6    Ambiguity.     In the case of an ambiguity in the application of any of the provisions of this Section 5.2, Section 5.3 or any definition contained in Section 5.1, the Trustees shall have the power to determine the application of the provisions of this Section 5.2 or Sections 5.1 or 5.3 with respect to any situation based on the facts known to them. In the event Sections 5.1, 5.2 or 5.3 require an action by the Trustees and this Declaration fails to provide specific guidance with respect to such action, the Trustees with the advice of counsel shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 5.1, 5.2 or 5.3.

          Section 5.2.7    Exceptions.

          (a)   The Board of Trustees, in its sole discretion, may grant to any Person who makes a request therefor (a "Requesting Person") an exception to the Ownership Limit (or one or more elements thereof) with respect to the ownership of any series or class of Shares, subject to the following conditions and limitations: (i) the Board of Trustees shall have determined, in its discretion, that: (A) the Beneficial Ownership or Constructive Ownership of Equity Shares by such Shareholder in excess of the Ownership Limit would not violate Section 5.2.1(a)(ii), (B) the Requesting Person's ownership of Equity Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Equity Shares by all other Persons as permitted under this Article V, taking into account any previously granted exceptions pursuant hereto) would not cause a default under the terms of any contract to which the Trust or any of its subsidiaries is a party or reasonably expects to become a party and (C) the Requesting Person's ownership of Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Shares by all other Persons as permitted under this Article V, taking into account any previously granted exceptions pursuant hereto) is in the best interests of the Trust; and (ii)(A) prior to granting any exception pursuant to this Section 5.2.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, a ruling from a foreign regulatory body with jurisdiction over a Foreign REIT, or an opinion of counsel, in each case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure any Investee's status as a REIT or Foreign REIT and (B) such Requesting Person provides to the Board of Trustees, for the benefit of the Trust, such representations and undertakings, if any, as the Board of Trustees may, in its discretion, determine to be necessary in order for it to make the determination that the conditions set forth in Section 5.2.7(a)(i) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Requesting Person with respect to the Constructive Ownership of one or more other classes or series of Equity Shares not subject to the exception), and such Requesting Person agrees that any violation of such representations and undertakings or any attempted violation thereof will give rise to the application of the remedies set forth in Sections 5.2.1(b) and 5.2.2 with respect to Equity Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Requesting Person (determined without regard to the exception granted such Requesting Person under this Section 5.2.7(a). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this Section 5.2.7 with respect to such member, or with respect to any other Person if such member of the Board of Trustees would be considered to be the Beneficial Owner or Constructive Owner of Equity Shares owned by such other Person, such member of the Board of Trustees shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.

          (b)   In determining whether to grant any exemption pursuant to Section 5.2.7(a), the Trustees may consider, among other factors, (i) the general reputation and moral character of the Requesting Person, (ii) whether ownership of Equity Shares would be direct or through ownership attribution, (iii) whether the Person's ownership of Equity Shares would adversely affect any Investee's ability to acquire additional properties or additional investments in other issuers, (iv) whether granting an exemption for the Requesting Person would adversely affect any of the Trust's existing contractual arrangements, (v) whether the Requesting Person has been approved as an owner of the Trust by all regulatory or other governmental authorities who have jurisdiction over the Trust and (vi) whether the Requesting Person is attempting to change control of the Trust or affect its policies in a way which the Board of Trustees, in its discretion, considers adverse to the best interest of the Trust or its Shareholders. Nothing in this Section 5.2.7(b) shall be interpreted to mean that the Board of Trustees may not act in its discretion in making any determination under Section 5.2.1(b).

          (c)   An underwriter or initial purchaser that participates in a public offering or a private placement of Equity Shares (or securities convertible into or exchangeable for Equity Shares) may Beneficially Own or Constructively Own Equity Shares (or securities convertible into or exchangeable for Equity Shares) in excess of the Ownership Limit or the limitations in Section 5.2.1(a)(ii), but only to the extent necessary to facilitate such public offering or private placement as determined by the Board of Trustees.

        Section 5.3.    Transfer of Equity Shares in Trust.

          Section 5.3.1    Ownership in Trust.     Upon any purported Transfer or other event described in Section 5.2.1(b) that results in a transfer of Equity Shares to a Charitable Trust, such Equity Shares shall be deemed to have been transferred to the Charitable Trustee as trustee or trustees, as applicable, of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries (except to the extent otherwise provided in Section 5.3.5). Such transfer to the Charitable Trustee shall be deemed to be effective as of the time provided in Section 5.2.1(b). Any Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 5.3.7. Each Shareholder, to the fullest extent permitted by law, hereby constitutes and appoints the Charitable Trustee or, in the absence of a Charitable Trustee, any

  Trustee, with full power of substitution, as such Shareholder's true and lawful agent and attorney-in-fact, with full power and authority in the name, place and stead of such Shareholder, to take all further action, if any, necessary to cause the Excess Shares to be transferred to a Charitable Trust for the benefit of a Charitable Beneficiary as contemplated by this Article V and to fully implement the purposes and effects of this Article V with respect to all Excess Shares.

          Section 5.3.2    Status of Shares Held by a Charitable Trustee.     Equity Shares held by a Charitable Trustee shall be issued and outstanding Equity Shares of the Trust. The Prohibited Owner shall:

            (a)   have no rights in the shares held by the Charitable Trustee;

            (b)   not benefit economically from ownership of any shares or other property held in trust by the Charitable Trustee (except to the extent otherwise provided in Section 5.3.5);

            (c)   have no rights to dividends or other distributions;

            (d)   not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust; and

            (e)   have no claim, cause of action or other recourse whatsoever against the purported transferor of such Equity Shares.

          Section 5.3.3    Dividend and Voting Rights.     The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Equity Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary (except to the extent otherwise provided in Section 5.3.5). Any dividend or other distribution paid with respect to any Equity Shares which constituted Excess Shares at such time and prior to the Equity Shares having been transferred to the Charitable Trustee shall be paid to the Charitable Trustee by the Prohibited Owner upon demand and any dividend or other distribution authorized but unpaid with respect to such Equity Shares shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and effective as of the date that Equity Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner with respect to such Equity Shares at any time such Equity Shares constituted Excess Shares with respect to such Prohibited Owner and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article V, until the Equity Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

          Section 5.3.4    Rights upon Liquidation.     Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Equity Shares of the class or series of Equity Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of shares of such class or series of Equity Shares held by the Charitable Trustee bears to the total number of shares of such class or series of Equity Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Equity Shares held in the Charitable Trust in any liquidation, dissolution or winding up or distribution of the assets of the Trust, in accordance with Section 5.3.5.

          Section 5.3.5    Sale of Shares by Charitable Trustee.     Unless otherwise directed by the Board of Trustees, within 20 days of receiving notice from the Trust that Equity Shares have been transferred to the Charitable Trust, or as soon thereafter as practicable, the Charitable Trustee shall sell the Equity Shares held in the Charitable Trust (together with the right to receive dividends or other distributions with respect to any Equity Shares transferred to the Charitable Trustee as a result of the operation of Section 5.2.1(b)) to a Person, designated by the Charitable Trustee, whose ownership of the Equity Shares will not violate the Ownership Limit. Upon such sale, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.3.5. A Prohibited Owner shall receive the lesser of (a) the net price paid by the Prohibited Owner for the Equity Shares or, if the Prohibited Owner did not give value for the Equity Shares in connection with the event causing the Equity Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Equity Shares on the day of the event causing the Equity Shares to be held in the Charitable Trust, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 5.4 and (b) the net sale proceeds received by the Charitable Trustee from the sale or other disposition of the Equity Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 5.4. If such Equity Shares are sold by a Prohibited Owner, then (a) such Equity Shares shall be deemed to have been sold on behalf of the Charitable Trust and (b) to the extent that the Prohibited Owner received an amount for such Equity Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.3.5, such excess shall be paid promptly to the Charitable Trustee upon demand.

          Section 5.3.6    Trust's Purchase Right in Excess Shares.     Notwithstanding any transfer of Excess Shares to a Charitable Trust pursuant to this Article V, Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Equity Shares becoming Excess Shares (or, if the Prohibited Owner did not give value for such Equity Shares, such as in the case of a devise, gift or other such transaction, the Market Price per such Equity Share on the day of the event causing the Equity Shares to become Excess Shares) and (b) the Market Price per such share on the date the Trust, or its designee, accepts such offer, in each case of clauses (a) and (b) of this sentence, less the costs, expenses and compensation of the Charitable Trustee, if any, and the Trust as provided in Section 5.4. The Trust shall have the right to accept such offer until the Charitable Trustee, if any, has sold the Equity Shares held in the Charitable Trust, if any, pursuant to Section 5.3.5. Upon such a sale to the Trust, if a Charitable Trust has been established pursuant to this Article V, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and the Charitable Beneficiary as provided in Section 5.3.5.

          Section 5.3.7    Designation of Charitable Beneficiaries.     By written notice to the Charitable Trustee, the Trust shall designate from time to time one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Equity Shares held in the Charitable Trust would not violate the restrictions set forth in Section 5.2.1(a) in the hands of such Charitable Beneficiary and (b) contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The Charitable Beneficiary shall not obtain any enforceable right to the Charitable Trust or any of its trust corpus until so designated and thereafter any such rights remain subject to the provisions of this Article V, including, without limitation, Section 5.3.8.

          Section 5.3.8    Retroactive Changes.     Notwithstanding any other provisions of this Article V, the Board of Trustees is authorized and empowered to retroactively amend, alter or repeal any rights which the Charitable Trust, the Charitable Trustee or the Charitable Beneficiary may have under this Article V, including, without limitation, granting retroactive Excepted Holder status to any otherwise Prohibited Owner, with the effect of any transfer of Excess Shares to a Charitable Trust being fully and retroactively revoked; provided, however, that the Board of Trustees shall not have the authority or power to retroactively amend, alter or repeal any obligations to pay amounts incurred prior to such time and owed or payable to the Charitable Trustee pursuant to Section 5.4.

        Section 5.4.    Costs, Expenses and Compensation of Charitable Trustee and the Trust.

          Section 5.4.1    Indemnification of the Charitable Trustee.     The Charitable Trustee shall be indemnified by the Trust or from the proceeds from the sale of Equity Shares held in the Charitable Trust, as further provided in this Article V, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this Article V.

          Section 5.4.2    Compensation.     The Charitable Trustee shall be entitled to receive reasonable compensation for services provided by the Charitable Trustee in connection with serving as a Charitable Trustee, the amount and form of which shall be determined by agreement of the Board of Trustees and the Charitable Trustee.

          Section 5.4.3    Reimbursement of Costs, Expenses and Compensation.     Costs, expenses and compensation payable to the Charitable Trustee pursuant to Sections 5.4.1 and 5.4.2 may be funded from the Charitable Trust or by the Trust. The Trust shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Charitable Trustee pursuant to Sections 5.4.1 and 5.4.2) from the Charitable Trust for any such amounts funded by the Trust. Costs and expenses incurred by the Trust in the process of enforcing the ownership limitation set forth in Section 5.2.1(b), in addition to reimbursement of costs, expenses and compensation of the Charitable Trustee which have been funded by the Trust, may be collected from the Charitable Trust; provided, however, that the ability of the Trust to fund its costs from the Charitable Trust shall not relieve the Prohibited Owner from his or her obligation to reimburse the Trust for costs under Section 8.9, except to the extent the Trust has in fact been previously paid from the Charitable Trust; nor will the possibility of the Trust receiving payment from the Charitable Trust create a marshalling obligation which would require the Trust to reimburse itself from the Charitable Trust before enforcing the Trust's claims under Section 8.9 or otherwise.

        Section 5.5.    NYSE Amex LLC Transactions and Contracts.     Nothing in this Article V shall preclude the settlement of any transaction entered into through the facilities of the NYSE Amex LLC or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article V and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article V. Any affirmative vote or consent of the Trustees or Shareholders required by this Declaration shall be in addition to the vote or consent of Trustees or Shareholder required by law or by any agreement between the Trust and the NYSE Amex LLC or any other national securities exchange.

        Section 5.6.    Enforcement.     The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article V.

        Section 5.7.    Non-Waiver.     No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

        Section 5.8.    Enforceability.     If any of the restrictions on transfer of Shares contained in this Article V are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then, to the fullest extent permitted by law, the Prohibited Owner may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Equity Shares and to hold such Equity Shares on behalf of the Trust.

        Section 5.9.    Continued Effect.     The provisions of this Article V shall continue in full force and effect indefinitely, regardless of whether or not the Trust qualifies as a REIT.

ARTICLE VI

SHAREHOLDERS' VOTING POWERS AND MEETINGS

        Section 6.1.    General.     Except as otherwise provided in this Article VI or elsewhere in this Declaration, Shareholders shall have such power to vote as is provided for in, and shall and may hold meetings and take actions pursuant to, the provisions of the Bylaws.

        Section 6.2.    Voting Powers as to Certain Transactions.     (a) Except as otherwise provided in Section 6.2(b), the affirmative vote or consent of at least a majority of the Trustees of the Trust then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, at least a majority of all the votes cast at a meeting of Shareholders duly called and at which a quorum is present (by class or series or in combination as may be established in the Bylaws or by the Trustees) shall be necessary to authorize any of the following actions:

            (i)  the merger or consolidation or share exchange of the Trust with or into any other Person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such Person or company with or into the Trust;

           (ii)  the sale, lease or transfer of all or substantially all of the Trust's assets; or

          (iii)  the liquidation or termination of the Trust.

            (b)   Notwithstanding anything to the contrary in Section 6.2(a): (i) the granting of a pledge or security interest in all or substantially all of the Trust's assets may be done by majority vote of the Trustees then in office and without Shareholder approval even if such pledge may result in sale or transfer of all or substantially all of the Trust's assets in the event that the Trust defaults upon obligations which are secured by such security interest or pledge; and (ii) if any of the actions described in Section 6.2(a) are approved by 75% of the Trustees then in office, then no Shareholder approval will be required for such actions except to the extent Shareholder approval is required by applicable law, and, if approval by Shareholders is required by applicable law, the vote required shall be a majority (or the least amount legally permitted if higher than a simple majority) of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than a simple majority) of Shares outstanding and entitled to vote.

        Section 6.3.    Voting Rights.     Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 4.1 and the removal of Trustees as provided in Section 4.2; (b) amendment of this Declaration as provided in Section 11.2; (c) conversion to an open-end company as provided in Section 6.4; (d) the matters provided for in Section 6.2; (e) such other matters required by the 1940 Act or any other applicable law to be approved by Shareholders; and (f) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the matters set forth in clauses (a) through (e) of this Section 6.3, no action taken by the Shareholders at any meeting shall in any way bind the Board of Trustees.

        Section 6.4.    Conversion to Open-End Company.     Notwithstanding any other provisions in this Declaration or the Bylaws, the conversion of the Trust or any class or series of Shares from a "closed-end company" to an "open-end company", as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the Investment Company Act of 1940 (as in effect on the date of this Declaration), together with any necessary amendments to this Declaration to permit such a conversion, shall require the affirmative vote or consent of at least 75% of each class of Shares outstanding and entitled to vote on the matter and 75% of the Trustees then in office.

        Section 6.5.    Shareholder Meetings.     Except as required by applicable law, actions by Shareholders which are required or permitted may only be taken at a meeting, and Shareholder meetings may only be called by the Trustees.

        Section 6.6.    Inspection of Records.     All Shareholders' requests to inspect the records of the Trust shall be submitted by Shareholders to the Trustees in writing. Upon receipt of such requests, the Trustees may establish procedures for such inspections. To preserve the integrity of the Trust's records, the Trustees may provide certified copies of Trust records rather than originals. The Trustees shall not be required to create records or obtain records from third parties to satisfy Shareholders' requests. The Trustees may require Shareholders to pay in advance or otherwise indemnify the Trust for the costs and expenses of Shareholders' inspection of records. Nothing in this Section 6.6 is intended nor shall be construed to permit Shareholders to inspect the records of the Trust except as may be permitted by the Trustees or as may be required by applicable law.

ARTICLE VII

DISTRIBUTIONS AND DETERMINATION OF NET ASSET VALUE

        Section 7.1.    Distributions.     The Trustees may each year, or more frequently if they so desire, but need not, distribute to the Shareholders of any or all classes or series of Shares such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices and subject to the preferences, special or relative rights and privileges of the various classes or series of Shares. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of income for each year or other period, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property or otherwise, or all or part of any other principal of the Trust. Each distribution pursuant to this Section 7.1 to the Shareholders of a particular class or series shall be made ratably according to the number of Shares of such class or series held by the several Shareholders on the applicable record date thereof, provided, that, no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.2, or at such other value as may be specified by the Bylaws or as the Trustees may from time to time determine, subject to applicable laws and regulations then in effect.

        Section 7.2.    Determination of Net Asset Value.     The net asset value per share of each class and each series of Shares of the Trust shall be determined in accordance with the 1940 Act and any related procedures adopted by the Trustees from time to time. Determinations made under and pursuant to this Section 7.2 in good faith shall be binding on all parties concerned.

ARTICLE VIII

LIABILITY LIMITATION, INDEMNIFICATION, TRANSACTIONS WITH THE
TRUST AND IMPACT OF CORPORATE LAW

        Section 8.1.    Limitation of Trustee Liability.     The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his or her required duties. Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

        Section 8.2.    Indemnification of Shareholders.     In the event that any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by the Trust out of the Trust's property against all loss and expense arising from such liability.

        Section 8.3.    Indemnification of Trustees, Officers etc.     At the discretion of the Board of the Trustees, the Trust may indemnify a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII.

        Section 8.4.    Indemnification Not Exclusive.     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law.

        Section 8.5.    Transactions Between the Trust and its Trustees, Officers, Employees and Agents.     (a) Subject to any express restrictions adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind, whether or not any of its Trustees, officers, employees or agents has a financial interest in such transaction, with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust or in which a Trustee, officer, employee or agent of the Trust has a material financial interest. To the extent permitted by applicable law, a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors, MacarthurCook Ltd., or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest shall not be void or voidable if:

            (i)  The fact of the common directorship, trusteeship or interest is disclosed or known to the Trustees or a proper committee thereof, and the Trustees or such committee authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum; or

           (ii)  The contract or transaction is authorized, approved, or ratified by a majority of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than the majority) of Shares outstanding and entitled to vote; or

          (iii)  The contract or transaction is fair and reasonable to the Trust.

        (b)   Whether or not they may be legally entitled to vote on the matters described in this Section 8.5, interested Trustees or the Shares owned by them or by an interested corporation, trust, firm or other entity may be counted in determining the presence of a quorum at a meeting of the Trustees or a committee thereof or at a meeting of the Shareholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

        (c)   The failure of a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors, MacarthurCook Ltd., or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest to satisfy the criteria set forth in Section 8.5(a) shall not create any presumption that such contract or other transaction is void, voidable or otherwise invalid, and any such contract or other transaction shall be valid to the fullest extent permitted by applicable law.

        Section 8.6.    General Corporate Law.     To the fullest extent permitted by applicable law, the establishment of Trustees limitation of liability as set forth in Section 8.1 and the providing of indemnity or contracting with related parties described in this Article VIII in accordance with terms and procedures not materially less favorable to the Trust than the maximum discretion and maximum indemnification permitted by the Delaware General Corporation Law (as in effect at the time such provision was adopted or such contract or transaction was entered into or as it may thereafter be in effect) shall be deemed to have satisfied the criteria set forth in this Article VIII; but nothing herein is intended to require that the terms and procedures established by the Delaware General Corporation Law shall be required to limit liability, to provide indemnification or for contracting as set forth in this Article VIII.

        Section 8.7.    Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business.     Subject to any restrictions which may be adopted by the Trustees in the

Bylaws or otherwise, any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his or her individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee or officer, employee or agent of the Trust. Any Trustee or officer, employee or agent of the Trust may, in his or her personal capacity or in the capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the investing in securities of real estate or other companies or in other interests in Persons engaged in real estate or other businesses. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him or her in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in: (a) any Person who may be engaged to render advice or services to the Trust, (b) any Person in which the Trust has invested or may invest, (c) any Person from which the Trust has purchased or may purchase securities or other property and (d) any Person to which the Trust has sold or may sell securities or other property; and such Trustee, officer, employee or agent of the Trust may receive compensation from such other Person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his or her duties and powers as Trustee or officer, employee or agent of the Trust.

        Section 8.8.    Indemnification of the Trust.     Each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys' and other professional fees, whether third party or internal, arising from such Shareholder's breach or failure to fully comply with any covenant, condition or provision of this Declaration or the Bylaws or any action against the Trust in which such Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust's highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

        Section 8.9.    Trustees, Shareholders, etc. Not Personally Liable; Notice.     All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or the assets of that particular series or class of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

        Section 8.10.    Trustees and Officers Good Faith Action, Expert Advice, No Bond or Surety.     The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and officers shall not be required to give any bond as such, nor any surety if a bond is required.

        Section 8.11.    Liability of Third Persons Dealing with Trustees.     No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

 ARTICLE IX

REGULATORY COMPLIANCE AND DISCLOSURE

        Section 9.1.    Actions Requiring Regulatory Compliance Implicating the Trust.     If any Shareholder (whether individually or constituting a group, as determined by the Board of Trustees), by virtue of such Shareholder's ownership interest in the Trust or actions taken by the Shareholder affecting the Trust, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Trust or any subsidiary (as defined below) of the Trust or any of their respective businesses, assets or operations, including, without limitation, any obligations to make or obtain a Governmental Action (as defined below), such Shareholder shall promptly take all actions necessary and fully cooperate with the Trust to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Trust or any subsidiary of the Trust. If the Shareholder fails or is otherwise unable to promptly take such actions so to cause satisfaction of such requirements or regulations, the Shareholder shall promptly divest a sufficient number of shares of the Trust necessary to cause the application of such requirement or regulation to not apply to the Trust or any subsidiary of the Trust. If the Shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Trust by not later than the 10th day after triggering such requirement or regulation referred to in this Section 9.1, then any shares of the Trust beneficially owned by such Shareholder at and in excess of the level triggering the application of such requirement or regulation shall be deemed to constitute shares held in excess of the Ownership Limit set forth in Article V and be subject to the provisions of Article V and any actions triggering the application of such a requirement or regulation may be deemed by the Trust to be of no force or effect. Moreover, if the Shareholder who triggers the application of any regulation or requirement fails to satisfy the requirements or regulations or to take curative actions within such 10 day period, the Trust may take all other actions which the Board of Trustees deems appropriate to require compliance or to preserve the value of the Trust's assets; and the Trust may charge the offending Shareholder for the Trust's costs and expenses as well as any damages which may result to the Trust. For purposes of this Article IX, (a) "Governmental Action" shall mean the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body and (b) "subsidiary" shall include, with respect to a person, any corporation, partnership, joint venture or other entity of which such person (A) owns, directly or indirectly, 10% or more of the outstanding voting securities or other interests or (B) has a person designated by such person serving on, or a right, contractual or otherwise, to designate a person, so to serve on, the board of directors (or analogous governing body).

        Section 9.2.    Compliance With Law.     Shareholders shall comply with all applicable requirements of federal and state laws, including all rules and regulations promulgated thereunder, in connection with such Shareholder's ownership interest in the Trust and all other laws which apply to the Trust or any subsidiary of the Trust or their respective businesses, assets or operations and which require action or inaction on the part of the Shareholder.

        Section 9.3.    Limitation on Voting Shares or Proxies.     Without limiting the provisions of Section 9.1, if a Shareholder (whether individually or constituting a group, as determined by the Board of Trustees), by virtue of such Shareholder's ownership interest in the Trust or its receipt or exercise of proxies to vote Shares owned by other Shareholders, would not be permitted to vote the Shareholder's Shares or proxies for Shares in excess of a certain amount pursuant to applicable law but the Board of Trustees determines that the excess Shares or Shares represented by the excess proxies are necessary to obtain a quorum, then such Shareholder shall not be entitled to vote any such excess Shares or proxies, and instead such excess Shares or proxies may, to the fullest extent permitted by law, be voted by the RMR Advisors (or by another person designated by the Trustees) in proportion to the total Shares otherwise voted on such matter.

        Section 9.4.    Representations, Warranties and Covenants Made to Governmental or Regulatory Bodies.     To the fullest extent permitted by law, any representation, warranty or covenant made by a Shareholder with any governmental or regulatory body in connection with such Shareholder's interest in the Trust or any subsidiary of the Trust shall be deemed to be simultaneously made to, for the benefit of and enforceable by, the Trust and any applicable subsidiary of the Trust.

        Section 9.5.    Board of Trustees' Determinations.     The Board of Trustees shall be empowered to make all determinations regarding the interpretation, application, enforcement and compliance with any matters referred to or contemplated by this Article IX.

ARTICLE X

MISCELLANEOUS

        Section 10.1.    Duration and Termination of Trust.     Unless terminated as provided in Article VI, the Trust shall continue without limitation of time. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Trust, as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, and distribute the proceeds to the Shareholders ratably according to the number of Shares and according to the series or class held by the several Shareholders on the date of termination. Any series or class of Shares other than Common Shares may be terminated or redeemed by the Trust pursuant to terms established by the Trustees or in the Bylaws. A termination or redemption of Common Shares shall be considered a liquidation or termination of the Trust and shall only be accomplished pursuant to the terms established in Article VI, provided, however, a partial redemption or termination of Common Shares of up to 10% of the number of Common Shares outstanding in any 12 month period (the 10% amount being determined on the day before the first redemption or termination in each such 12 month period) may be accomplished by the Trust pursuant to a vote of 75% of the Trustees then in office.

        Section 10.2.    Filing of Copies, References, Headings.     The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust, where it may be inspected by any Shareholder. Each amendment hereto shall become effective when such amendment is authorized pursuant to the provisions hereto unless a later date is specified. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

        Section 10.3.    Applicable Law.     This Declaration is created under and is to be governed by and construed and administered according to the laws of the State of Delaware; provided, however, that notwithstanding the provisions of Section 3809 of the Delaware Statutory Trust Act, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common, statutory, or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of this Declaration, shall be applicable to the Trust or the parties to this Declaration. By way of illustration and not of limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations) shall not be applicable to the Trust or the parties to this Declaration. The Trust shall be of the type referred to in the Delaware Statutory Trust Act, commonly called a "business trust" or "Massachusetts trust", and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust and the Trustees may excise all powers which are ordinarily exercised by trustees of such a trust.

        Section 10.4.    Trust Only.     It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Nothing in this Declaration, however, shall prevent the Trust from being a corporation or association for tax purposes.

        Section 10.5.    Address of the Trust and Trustees; Agent for Service of Process.     The principal address of the Trust and of the Trustees is 400 Centre Street, Newton, Massachusetts 02458. The Trust and the Trustees may have other offices and may change its principal office address by vote of its Trustees. The offices of the Trust and the Trustees, including the principal office, may be located within or outside Massachusetts or Delaware. The registered office of the Trust is the office of the Registered Agent, Corporation Service Company, which is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware.

ARTICLE XI

AMENDMENTS, BYLAWS AND CONSTRUCTION

        Section 11.1.    Amendments by Trustees.     Amendments to this Declaration for the purpose of (a) changing the name of the Trust, (b) changing the domicile of the Trust without changing the substance of this Declaration (other than changes made in light of any such change in domicile which the Board of Trustees determines appropriate) or (c) supplying any omission, curing any ambiguity, correcting any defective or inconsistent provision or error or clarifying the meaning and intent of this Declaration, may be made at any time by the Board of Trustees, in its sole discretion, without Shareholder approval. Amendments to the Certificate of Trust for any purpose may be made at any time by the Board of Trustees without Shareholder approval.

        Section 11.2.    Amendments by Shareholders and Trustees.

          (a)   Except as otherwise provided in Sections 9.1 and 9.2(b), the affirmative vote of a majority of Trustees then in office and at least 75% of the Shares outstanding and entitled to vote (by class or series or in combination as may be established in the Bylaws or by the Board of Trustees) shall be required to amend, alter, change or repeal any provision of this Declaration.

          (b)   Notwithstanding anything to the contrary in Section 9.2(a), if an amendment to this Declaration is approved by 75% of the Trustees then in office, no Shareholder approval will be required for that amendment to be effective, except to the extent Shareholder approval is required by applicable law; and, if applicable law requires Shareholder approval, the vote required shall be the lesser of a majority of Shares voted or the least amount legally required.

        Section 11.3.    Bylaws.     The Board of Trustees may adopt, amend, change or repeal Bylaws which shall govern the conduct of business by this Trust. Except as they may directly contradict provisions of this Declaration, the Bylaws may implement and interpret this Declaration.

        Section 11.4.    Construction.     If any provision of this Declaration is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of this Declaration shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board of Trustees, or, in the absence of action by the Board of Trustees, by the court or regulatory body which determined the provision to be unlawful.

[signature page follows]

        IN WITNESS HEREOF, the undersigned being all the Trustees of the Trust have executed this instrument as of the date first written above.

/s/ JOHN L. HARRINGTON John L. Harrington
/s/ ARTHUR G. KOUMANTZELIS Arthur G. Koumantzelis
/s/ ADAM D. PORTNOY Adam D. Portnoy
/s/ BARRY M. PORTNOY Barry M. Portnoy
/s/ JEFFREY P. SOMERS Jeffrey P. Somers

[signature page to Declaration of Trust of New RMR Asia Pacific Real Estate Fund]

APPENDIX E—AMENDED AND RESTATED BYLAWS

OF

NEW RMR ASIA PACIFIC REAL ESTATE FUND

(Dated as of March 26, 2009)

ARTICLE I

AGREEMENT AND DECLARATION OF TRUST AND PRINCIPAL OFFICE

        1.1    Agreement and Declaration of Trust.    These Bylaws shall be subject to the Agreement and Declaration of Trust, as amended or restated from time to time (the "Declaration of Trust"), of NEW RMR ASIA PACIFIC REAL ESTATE FUND, the Delaware statutory trust established by the Declaration of Trust (the "Trust"). Capitalized terms used in these Bylaws and not otherwise defined herein shall have the meanings given to such terms in the Declaration of Trust.

ARTICLE II

TRUSTEES

        2.1    General Powers; Qualifications; Trustees Holding Over.    The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. To qualify for nomination or election as a Trustee, an individual, at the time of nomination and election, shall, without limitation, (a) have substantial expertise or experience relevant to the business of the Trust and its subsidiaries (as defined in Section 8.12(f)(iii)), (b) not have been convicted of a felony and (c) meet the qualifications of an Independent Trustee or a Managing Trustee, each as defined in Section 2.2, as the case may be, depending upon the position for which such individual may be nominated and elected. In case of failure to elect Trustees at an annual meeting of Shareholders, the incumbent Trustees shall hold over and continue to direct the management of the business and affairs of the Trust until they may resign or until their successors are elected and qualify.

        2.2    Independent Trustees and Managing Trustees.    A majority of the Trustees holding office shall at all times be Independent Trustees; provided, however, that upon a failure to comply with this requirement as a result of the creation of a temporary vacancy which shall be filled by an Independent Trustee, whether as a result of enlargement of the Board of Trustees or the resignation, removal or death of a Trustee who is an Independent Trustee, such requirement shall not be applicable. An "Independent Trustee" is one who is not an employee of RMR Advisors, who is not involved in the Trust's day-to-day activities, who is not an "interested person" of the Trust (as defined in the 1940 Act), except for the fact of his or her being a Trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of the Trust are listed for trading and the Securities and Exchange Commission, as those requirements may be amended from time to time. If the number of Trustees, at any time, is set at less than five, at least one Trustee shall be a Managing Trustee. So long as the number of Trustees shall be five or greater, at least two Trustees shall be Managing Trustees. "Managing Trustees" shall mean Trustees who are not Independent Trustees and who have been employees, officers or directors of the investment advisor of the Trust or involved in the day-to-day activities of the Trust during the one year prior to their election. If at any time the Board of Trustees shall not be comprised of a majority of Independent Trustees, the Board of Trustees shall take such actions as will cure such condition; provided that the fact that the Board of Trustees does not have a majority of Independent Trustees or has not taken such action at any time or from time to time shall not affect the validity of any action taken by the Board of Trustees. If at any time the Board of Trustees shall not be comprised of a number of Managing Trustees as is required under this Section 2.2, the Board of Trustees shall take such actions as will cure such condition; provided that the fact that the Board of Trustees does not have the requisite number of Managing Trustees or has not taken such action at any time or from time to time shall not affect the validity of any action taken by the Board of Trustees.

        2.3    Number of Trustees.    The number of Trustees shall be initially set at five. Each of the Trustees shall be designated as a Class I, Class II or Class III Trustee as required by the Declaration of Trust. The number of Trustees constituting the entire Board of Trustees may be increased or decreased from time to time only by a vote of the Board of Trustees; provided, however, that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees; provided, further, that the number of Trustees shall not be less than three.

        2.4    Regular Meetings.    Regular meetings of the Board of Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees.

        2.5    Special Meetings.    Special meetings of the Trustees may be called at any time by any Managing Trustee, the President or pursuant to the request of any two Trustees then in office. The person or persons authorized to call special meetings of the Board of Trustees may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Trustees called by them.

        2.6    Notice.    Notice of any special meeting shall be given by written notice delivered personally or by electronic mail, telephoned, facsimile transmitted, overnight couriered (with proof of delivery) or mailed to each Trustee at his or her business or residence address. Personally delivered, telephoned, facsimile transmitted or electronically mailed notices shall be given at least 24 hours prior to the meeting. Notice by mail shall be deposited in the U.S. mail at least 72 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail properly addressed, with postage thereon prepaid. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Trust by the Trustee. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer back indicating receipt. If sent by overnight courier, such notice shall be deemed given when delivered to the courier. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

        2.7    Quorum.    A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Board of Trustees, provided that, if less than a majority of such Trustees are present at a meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice. The Trustees present at a meeting of the Board of Trustees which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal of a number of Trustees resulting in less than a quorum then being present at the meeting. Whether or not a Trustee votes on a matter at a meeting which he or she attends, he or she will nonetheless be considered present for purposes of establishing a quorum to consider the matter.

        2.8    Voting.    The action of the majority of the Trustees present at a meeting at which a quorum is or was present shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by specific provision of an applicable statute, the Declaration of Trust or these Bylaws. If enough Trustees have withdrawn from a meeting to leave fewer than are required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of Trustees necessary to constitute a quorum at such meeting shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by applicable law, the Declaration of Trust or these Bylaws.

        2.9    Telephonic Meetings.    Except as required by the 1940 Act or other applicable law, attendance at Board of Trustees meetings may be in person or by a teleconference or other communications medium by means of which all persons participating in the meeting can hear and speak with each other.

        2.10    Action by Written Consent.    Unless specifically otherwise provided in the Declaration of Trust, any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if a majority of the Trustees shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the records of the Trust and shall have the same force and effect as the affirmative vote of such Trustees at a duly held meeting of the Board of Trustees at which a quorum was present.

        2.11    Waiver of Notice.    The actions taken at any meeting of the Trustees, however called and noticed or wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Trustees not present waives notice, consents to the holding of such meeting or approves the minutes thereof.

        2.12    Vacancies.    If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than three Trustees remain). Subject to the requirements of the 1940 Act or other applicable law, any vacancies in the Board of Trustees, including vacancies resulting from increases in the number of Trustees or otherwise, shall be filled by a majority of the Trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining Trustee; provided, however, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees elected by that class or series or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. A Trustee elected by the Trustees to fill any vacancy occurring in the Board of Trustees, whether occurring due to an increase in size of the Board of trustees or by the death, resignation or removal of any Trustee, shall serve until the next annual meeting of Shareholders at which such Trustee's Class shall be elected and qualifies, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any Trustee elected by Shareholders at an annual meeting to fill any vacancy occurring in the Board of Trustees, whether occurring due to an increase in size of the Board of trustees or by the death, resignation or removal of any Trustee, that has arisen since the preceding annual meeting of Shareholders (which vacancy has not been filled by election of a new Trustee by the Trustees) shall hold office for a term which coincides with the remaining term of the Class of Trustee to which such office was previously assigned. Any person elected or appointed as a Trustee shall meet the criteria for office set forth from time to time in the Bylaws.

        2.13    Compensation.    The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees. The Trustees shall be entitled to receive remuneration for services rendered to the Trust in any other capacity, and such services may include, without limitation, services as an officer of the Trust, services as an employee of the Advisor, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.

        2.14    Reliance.    Each Trustee, officer, employee and agent of the Trust shall, in the performance of his or her duties with respect to the Trust, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Trust or by RMR Advisors, accountants, appraisers or other experts or consultants selected by the Board of Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        2.15    Qualifying Shares Not Required.    Trustees need not be Shareholders.

        2.16    Emergency Provisions.    Notwithstanding any other provision in the Declaration of Trust or these Bylaws, this Section 2.16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Trustees under Article II cannot readily be obtained (an "Emergency"). During any Emergency, unless otherwise provided by the Board of Trustees, (a) a meeting of the Board of Trustees may be called by any Managing Trustee or officer of the Trust by any means feasible under the circumstances and (b) notice of any meeting of the Board of Trustees during such an Emergency may be given less than 24 hours prior to the meeting to as many Trustees and by such means as it may be feasible at the time, including publication, television or radio.

ARTICLE III

OFFICERS

        3.1    Enumeration; Qualification.    The officers of the Trust shall be a President, a Treasurer, a Secretary, and such other officers including a Chairman of the Trustees, if any, as the Trustees from time to time may in their discretion elect. The Trust may also have such agents as the Trustees from time to time may in their discretion appoint. The Chairman of the Trustees, if one is elected, shall be a Trustee and may but need not be a Shareholder; and any other officer may but does not need to be a Trustee or a Shareholder. Any two or more offices may be held by the same person.

        3.2    Election.    The President, the Treasurer, and the Secretary shall be elected annually by the Trustees. Other officers, if any, may be elected or appointed by the Trustees at any time. Vacancies in any office may be filled by the Board of Trustees at any time.

        3.3    Tenure.    The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each other officer shall hold office and each agent of the Trust shall retain authority at the pleasure of the Trustees.

        3.4    Powers.    Subject to the other provisions of these Bylaws, each officer shall have, in addition to the duties and powers herein and in the Declaration of Trust set forth, such duties and powers as the Board of Trustees or any senior officer may from time to time designate.

        3.5    Chairman; President; Vice President.    Unless the Trustees otherwise provide, the Chairman of the Trustees or, if there is none or in the absence of the Chairman, the President shall preside at all meetings of the Shareholders and of the Trustees. Alternatively, the Trustees may designate one Trustee or another officer to preside at such meetings. The Trustees may designate a chief executive officer from among the Trustees or the elected officers. Any Vice President shall have such duties and powers as may be designated from time to time by the Trustees or the President.

        3.6    Treasurer; Assistant Treasurer.    The Treasurer shall be the chief financial and chief accounting officer of the Trust, and shall, subject to any arrangement made by the Trustees with a custodian, investment adviser, sub-adviser, manager, or transfer, shareholder servicing or similar agent, be in charge of the valuable papers, books of account and accounting records of the Trust, and shall have such other duties and powers as may be designated from time to time by the Trustees or by the President. Any Assistant Treasurer shall have such duties and powers as may be designated from time to time by the Trustees, the President or the Treasurer.

        3.7    Secretary; Assistant Secretary.    The Secretary (or his or her designee) shall record all proceedings of the Shareholders and the Trustees in books to be kept therefor, which books or a copy thereof shall be kept at the principal office of the Trust. In the absence of the Secretary from any meeting of Shareholders or Trustees, an Assistant Secretary, or if there be none or if he or she is absent, a temporary secretary chosen at such meeting shall record the proceedings thereof in the aforesaid books. Any Assistant Secretary shall have such duties and powers as may be designated from time to time by the Trustees, the President or the Secretary.

        3.8    Removal and Resignations.    Any officer or agent of the Trust may be removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but the removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his or her resignation to the Trustees, the Chairman of the Trustees, the President or the Secretary. Any resignation shall take effect at any time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. A resignation shall be without prejudice to the contract rights, if any, of the Trust.

ARTICLE IV

COMMITTEES

        4.1    Appointment.    The powers, duties and responsibilities of the Trustees maybe delegated to one or more Committees. Trustees, officers or agents of the Trust may serve on Committees, but all Committees shall have at least one Trustee who will serve as Chairman of the Committee. Committees shall have the powers, duties and responsibilities as may be assigned to them by the Trustees. The Trustees may delegate any of the powers of the Trustees to Committees appointed under this Section 4.1 and composed solely of Trustees, except as prohibited by law.

        4.2    Meetings; Notice.    Notice of Committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees. One-third, but not less than one, of the members of any Committee shall be present in person at any meeting of a Committee in order to constitute a quorum for the transaction of business at a meeting, and the act of a majority present at a meeting at the time of a vote if a quorum is then present shall be the act of a committee. The Chairman of the Committee shall fix the time and place of a Committee's meetings unless the Board of Trustees shall otherwise provide.

        4.3    Telephonic Meetings.    Except as required by the 1940 Act or other applicable law, members of a Committee may participate in a meeting by means of a conference telephone or similar communications equipment and participation in a meeting by these means shall constitute presence in person at the meeting.

        4.4    Action by Written Consent of Committees.    Any action required or permitted to be taken at any meeting of a Committee may be taken without a meeting, if a consent in writing to such action is signed by a majority of the Committee and such written consent is filed with the minutes of proceedings of such Committee.

        4.5    Vacancies.    Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any Committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such Committee.

ARTICLE V

FISCAL YEAR

        5.1    General.     Except as from time to time otherwise provided by the Trustees, the fiscal year of the Trust shall be a calendar year.

ARTICLE VI

SEAL

        6.1    General.     The Board of Trustees may authorize the adoption of a seal by the Trust. The Trustees may authorize one or more duplicate seals. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

ARTICLE VII

EXECUTION OF PAPERS

        7.1    General.     Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be executed by the President, any Vice President, the Treasurer or by whomever else shall be designated for that purpose by vote of the Trustees, and need not bear the seal of the Trust.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

        8.1    Regular and Special Meetings.     Except as provided in the next sentence, regular meetings of the Shareholders for the election of Trustees and the transaction of such other business as may properly come before the meeting shall be held, so long as Shares are listed for trading on the NYSE Amex LLC, on at least an annual basis, on such day and at such place as shall be designated by the Trustees. Such regular meetings of the Shareholders shall only be called by the Board of Trustees. In the event that such a meeting is not held in any annual period, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of such meeting with the same effect as if held within such annual period. Except as required by the 1940 Act or other applicable law, special meetings of Shareholders or any or all classes or series of Shares may only be called by a majority of the Trustees from time to time for such other purposes as may be prescribed by law, by the Declaration of Trust or by these Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A special meeting of Shareholders may be held at any such time, day and place as is designated by the Board of Trustees.

        8.2    Notice of Regular or Special Meetings.     Written notice specifying the place, day and hour of any regular or special meeting, the purpose of the meeting, to the extent required by law to be provided, and all other matters required by law shall be given to each Shareholder of record entitled to vote, either personally or by sending a copy thereof by mail, postage prepaid, to his or her address appearing on the books of the Trust or theretofore given by him or her to the Trust for the purpose of notice or, if no address appears or has been given, addressed to the place where the principal office of the Trust is situated, or by electronic transmission, including facsimile transmission, to any address or number of such Shareholder at which the Shareholder receives electronic transmissions. If mailed, such notice shall be deemed to be given once deposited in the U.S. mail addressed to the Shareholder at his or her post office address as it appears on the records of the Trust, with postage thereon prepaid. It shall be the duty of the Secretary to give notice of each meeting of Shareholders. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or these Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to any Shareholder who attends the meeting.

        8.3    Notice of Adjourned Meetings.     It shall not be necessary to give notice of the time and place of any adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

        8.4    Scope of Meetings.     Except as otherwise expressly set forth elsewhere in these Bylaws, no business shall be transacted at meetings of Shareholders except as specifically designated in the notice or otherwise properly brought before the Shareholders by or at the direction of the Board of Trustees.

        8.5    Organization of Shareholder Meetings.     Every meeting of Shareholders shall be conducted by a Trustee, the President or any other officer, as designated by the Board of Trustees, who shall preside at and act as chairperson of a meeting of Shareholders. The Secretary, an Assistant Secretary or a person appointed by the Trustees or, in the absence of such appointment, a person appointed by the person presiding as chairperson at the meeting shall act as Secretary of the meeting and record the minutes of the meeting. If the Secretary presides as chairperson at a meeting of Shareholders, then the Secretary shall not also act as secretary of the meeting and record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of Shareholders shall be determined by the chairperson of the meeting. The chairperson of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to Shareholders of record of the Trust, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (c) limiting participation at the meeting on any matter to Shareholders of record of the Trust entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any Shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; (g) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Without limiting the generality of the powers of the chairperson of the meeting pursuant to the foregoing provisions, the chairperson, subject to review by the Independent Trustees, may adjourn any meeting of Shareholders for any reason deemed necessary by the chairperson, including, without limitation, if (i) no quorum is present for the transaction of the business, (ii) the Board of Trustees or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the Shareholders to consider fully information that the Board of Trustees or the chairperson of the meeting determines has not been made sufficiently or timely available to Shareholders or (iii) the Board of Trustees or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Trust. Unless otherwise determined by the chairperson of the meeting, meetings of Shareholders shall not be required to be held in accordance with the general rules of parliamentary procedure or any otherwise established rules of order.

        8.6    Quorum.     At any meeting of Shareholders, the presence in person or by proxy of Shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter shall constitute a quorum for voting on a particular matter or the transaction of business; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of Shareholders, the chairperson of the meeting shall have the power to adjourn the meeting from time to time without the Trust having to set a new record date or provide any additional notice of such meeting, subject to any obligation of the Trust to give notice pursuant to Section 8.3. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The Shareholders present, either in person or by proxy, at a meeting of Shareholders which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal of enough votes to leave less than a quorum then being present at the meeting.

        8.7    Voting Power.

          (a)   Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in the notice of the meeting forwarded to the Shareholders by the Trustees, the Declaration of Trust, these Bylaws, or required by the 1940 Act or any other applicable law. Except as otherwise provided in the notice of the meeting forwarded to the Shareholders by the Trustees, the Declaration of Trust, these Bylaws or required by the 1940 Act or any other applicable law, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to classes or series of Shares. There shall be no cumulative voting in the election of Trustees.

          (b)   With regard to election of a Trustee, and except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Common Shares are listed, subject to the voting rights of any class or series of Shares as set forth in these Bylaws: (i) a majority of all the votes cast at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee in an uncontested election; and (ii) a majority of all the Shares entitled to vote at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee in a contested election (which, for purposes of these Bylaws, is an election at which the number of nominees exceeds the number of Trustees to be elected at the meeting). Each Share may be voted for as many individuals as there are Trustees to be elected and for whose election the Share is entitled to be voted.

          (c)   With regard to any other matter which may properly come before a meeting of Shareholders duly called and at which a quorum is present, and except where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the Common Shares are listed or by a specific provision of the Declaration of Trust, (i) if such matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, a majority of all the votes cast at the meeting shall be required to approve such matter; and (ii) if such matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all the Shares entitled to vote at the meeting shall be required to approve such matter.

        8.8    Proxies.     A Shareholder may cast the votes entitled to be cast by him or her either in person or by proxy executed by the Shareholder or by his or her duly authorized agent in any manner permitted by law. Such proxy shall be filed with such officer of the Trust or third party agent as the Board of Trustees shall have designated for such purpose for verification at or prior to such meeting. Any proxy relating to the Shares shall be valid until the expiration date therein or, if no expiration is so indicated, for such period as is permitted pursuant to Delaware law. At a meeting of Shareholders, all questions concerning the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, shall be decided by or on behalf of the chairperson of the meeting, subject to Section 8.11.

        8.9    Record Dates.     The Board of Trustees may fix the date for determination of Shareholders entitled to notice of and to vote at a meeting of Shareholders. If no date is fixed for the determination of the Shareholders entitled to vote at any meeting of Shareholders, only persons in whose names Shares entitled to vote are recorded on the share records of the Trust at the opening of business on the day of any meeting of Shareholders shall be entitled to vote at such meeting.

        8.10    Voting of Shares by Certain Holders.     Shares registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such Shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or pursuant to an agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such Shares. Any trustee or other fiduciary may vote Shares registered in his or her name as such fiduciary, either in person or by proxy.

        8.11    Inspectors.

          (a)   Before or at any meeting of Shareholders, the chairperson of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall (i) ascertain and report the number of Shares represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairperson of the meeting and (iv) perform such other acts as are proper to conduct the election or voting at the meeting.

          (b)   Each report of an inspector shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of Shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

        8.12    Advance Notice of Nominees for Trustee and Other Proposals.

          (a)    Nominations and Other Proposals to be Considered at Meetings of Shareholders.     Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders at meetings of Shareholders may be properly brought before the meeting only as set forth in this Section 8.12. All judgments and determinations made by the Board of Trustees or the chairperson of the meeting, as applicable, under this Section 8.12 (including, without limitation, judgments as to whether any matter or thing is satisfactory to the Board of Trustees and determinations as to the propriety of a proposed nomination or a proposal of other business) shall be made in good faith.

          (b)    Annual Meetings of Shareholders.

              (i)  Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders at an annual meeting of Shareholders may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Trustees or (B) by any Shareholder of the Trust who (1) has continuously held at least $2,000 in market value, or 1%, of the Shares entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such Shareholder gives the notice provided for in this Section 8.12(b) (or, if such notice is given prior to December 31, 2009, continuously held Shares since the Shares have been listed for trading on the NYSE Amex LLC and without regard to the $2,000 market value, or 1%, requirement), and continuously holds such Shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) is a Shareholder of record at the time of giving the notice provided for in this Section 8.12(b) through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) is entitled to make nominations or propose other business and to vote at the meeting on such election, or the proposal for other business, as the case may be and (4) complies with the notice procedures set forth in this Section 8.12 as to such nomination or other business. Section 8.12(b)(i)(B) shall be the exclusive means for a Shareholder to make nominations or propose other business before an annual meeting of Shareholders, except to the extent of matters which are required to be presented to Shareholders by applicable law which have been properly presented in accordance with the requirements of such law. For purposes of determining compliance with the requirement in subclause (1) of Section 8.12(b)(i)(B), the market value of Shares held by the applicable Shareholder shall be determined by multiplying the number of Shares such Shareholder continuously held for that one-year period by the highest selling price of the Shares as reported on the principal exchange on which the Shares are listed during the 60 calendar days before the date such notice was submitted.

             (ii)  For nominations for election to the Board of Trustees or other business to be properly brought before an annual meeting by a Shareholder pursuant to Section 8.12(b)(i)(B), the Shareholder shall have given timely notice thereof in writing to the Secretary in accordance with this Section 8.12 and such other business shall otherwise be a proper matter for action by Shareholders. To be timely, a Shareholder's notice shall set forth all information required under this Section 8.12 and shall be delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided that for any nominations or other business to be properly brought before the annual meeting to occur during 2010 (the "Initial Annual Meeting") the Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on December 31, 2009 nor earlier than December 1, 2009; provided further, however, that in the event that the date of the proxy statement for the annual meeting is more than 30 days earlier than the first anniversary of the date of the proxy statement for the preceding year's annual meeting, notice by the Shareholder to be timely shall be so delivered not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (A) notice of the annual meeting is mailed or otherwise made available or (B) public announcement of the date of such meeting is first made by the Trust. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, shall commence a new time period for the giving of a Shareholder's notice as described above. No Shareholder may give a notice to the Secretary described in this Section 8.12(b)(ii) unless such Shareholder holds a certificate for all Shares owned by such Shareholder during all times described in Section 8.12(b)(i), and a copy of each such certificate held by such Shareholder at the time of giving such notice shall accompany such Shareholder's notice to the Secretary in order for such notice to be effective.

      A Shareholder's notice shall set forth:

      A.
      as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee (a "Proposed Nominee") and any Proposed Nominee Associated Person (as defined in Section 8.12(b)(iv)), (1) the name, age, business address and residence address of such Proposed Nominee and the name and address of such Proposed Nominee Associated Person, (2) a statement of whether such Proposed Nominee is proposed for nomination as an Independent Trustee (as defined in Section 2.2) or a Managing Trustee (as defined in Section 2.2) and a description of such Proposed Nominee's qualifications to be an Independent Trustee or Managing Trustee, as the case may be, and such Proposed Nominee's qualifications to be a Trustee pursuant to the criteria set forth in Section 2.1, (3) the class, series and number of any Shares that are, directly or indirectly, beneficially owned or owned of record by such Proposed Nominee or by such Proposed Nominee Associated Person, (4) the date such Shares were acquired and the investment intent of such acquisition, (5) a description of all purchases and sales of securities of the Trust by such Proposed Nominee or by such Proposed Nominee Associated Person during the previous 24 month period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, (6) a description of all Derivative Transactions (as defined in Section 8.12(b)(iv)) by such Proposed Nominee or by such Proposed Nominee Associated Person during the previous 24 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions, such description to include, without limitation, all information that such Proposed Nominee or Proposed Nominee Associated Person would be required to report on an Insider Report (as defined in Section 8.12(b)(iv)) if such Proposed Nominee or Proposed Nominee Associated Person were a Trustee of the Trust or the beneficial owner of more than 10% of any class or series of Shares at the time of the transactions, (7) any performance related fees (other than an asset based fee) that such Proposed Nominee or such Proposed Nominee Associated Person is entitled to based on any increase or decrease in the value of Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice, including, without limitation, any such interests held by members of such Proposed Nominee's or such Proposed Nominee Associated Person's immediate family sharing the same household with such Proposed Nominee or such Proposed Nominee Associated Person, (8) any proportionate interest in Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such Proposed Nominee or such Proposed Nominee Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (9) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder, Proposed Nominee Associated Person, or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each Proposed Nominee, or his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") (and any successor regulation), if the Shareholder making the nomination and any Proposed Nominee Associated Person on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the Proposed Nominee were a director or executive officer of such registrant, (10) any rights to dividends on the Shares owned beneficially by such Proposed Nominee or such Proposed Nominee Associated Person that are separated or separable from the underlying Shares, (11) to the extent known by such Proposed Nominee or such Proposed Nominee Associated Person, the name and address of any other person who owns, of record or beneficially, any Shares and who supports the Proposed Nominee for election or reelection as a Trustee, (12) all other information relating to such Proposed Nominee or such Proposed Nominee Associated Person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act, and the rules and regulations promulgated thereunder and (13) such Proposed Nominee's notarized written consent to being named in the Shareholder's proxy statement as a nominee and to serving as a Trustee if elected;

      B.
      as to any other business that the Shareholder proposes to bring before the meeting, (1) a description of such business, (2) the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder or any Shareholder Associated Person (as defined in Section 8.12(b)(iv)), including any anticipated benefit to such Shareholder or any Shareholder Associated Person therefrom, (3) a description of all agreements, arrangements and understandings between such Shareholder and Shareholder Associated Person amongst themselves or with any other person or persons (including their names) in connection with the proposal of such business by such Shareholder and (4) a representation that such Shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

      C.
      as to the Shareholder giving the notice and any Shareholder Associated Person, (1) the class, series and number of all Shares that are owned of record by such Shareholder or by such Shareholder Associated Person, if any, (2) the class, series and number of, and the nominee holder for, any Shares that are owned, directly or indirectly, beneficially but not of record by such Shareholder or by such Shareholder Associated Person, if any, (3) with respect to the foregoing clauses (1) and (2), the date such Shares were acquired and the investment intent of such acquisition and (4) all information relating to such Shareholder and Shareholder Associated Person that is required to be disclosed in connection with the solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act and the rules and regulations promulgated thereunder;

      D.
      as to the Shareholder giving the notice and any Shareholder Associated Person, (1) the name and address of such Shareholder, as they appear on the Trust's share ledger and the current name and address, if different, of such Shareholder and Shareholder Associated Person and (2) the investment strategy or objective, if any, of such Shareholder or Shareholder Associated Person and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder or Shareholder Associated Person;

      E.
      as to the Shareholder giving the notice and any Shareholder Associated Person, (1) a description of all purchases and sales of securities of the Trust by such Shareholder or Shareholder Associated Person during the previous 24 month period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, (2) a description of all Derivative Transactions by such Shareholder or Shareholder Associated Person during the previous 24 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions, such description to include, without limitation, all information that such Shareholder or Shareholder Associated Person would be required to report on an Insider Report if such Shareholder or Shareholder Associated Person were a Trustee of the Trust or the beneficial owner of more than 10% of any class or series of Shares at the time of the transactions, (3) any performance related fees (other than an asset based fee) that such Shareholder or Shareholder Associated Person is entitled to based on any increase or decrease in the value of Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice, including, without limitation, any such interests held by members of such Shareholder's or Shareholder Associated Person's immediate family sharing the same household with such Shareholder or Shareholder

        Associated Person, (4) any proportionate interest in Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such Shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (5) any rights to dividends on the Shares owned beneficially by such Shareholder or Shareholder Associated Person that are separated or separable from the underlying Shares;

      F.
      to the extent known by the Shareholder giving the notice, the name and address of any other Person who owns, beneficially or of record, any Shares and who supports the nominee for election or reelection as a Trustee or the proposal of other business; and

      G.
      if more than one class or series of Shares is outstanding, the class and series of Shares entitled to vote for such Proposed Nominee and/or Shareholder's proposal, as applicable.

            (iii)  Notwithstanding anything in the second sentence of Section 8.12(b)(ii) to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting, a Shareholder's notice required by this Section 8.12(b) also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 10th day immediately following the day on which such public announcement is first made by the Trust.

            (iv)  For purposes of this Section 8.12, (i) "Shareholder Associated Person" of any Shareholder shall mean (A) any Person acting in concert with, such Shareholder, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Shareholder and (C) any Person controlling, controlled by or under common control with such Shareholder or a Shareholder Associated Person; (ii) "Proposed Nominee Associated Person" of any Proposed Nominee shall mean (A) any Person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Proposed Nominee and (C) any Person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person; (iii) "Derivative Transaction" by a Person shall mean any (A) transaction in, or arrangement, agreement or understanding with respect to, any option, warrant, convertible security, stock appreciation right or similar right with an exercise, conversion or exchange privilege, or settlement payment or mechanism related to, any security of the Trust, or similar instrument with a value derived in whole or in part from the value of a security of the Trust, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise or (B) any transaction, arrangement, agreement or understanding which included or includes an opportunity for such person, directly or indirectly, to profit or share in any profit derived from any increase or decrease in the value of any security of the Trust, to mitigate any loss or manage any risk associated with any increase or decrease in the value of any security of the Trust or to increase or decrease the number of securities of the Trust which such person was, is or will be entitled to vote, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise; and (iv) "Insider Report" shall mean a statement required to be filed pursuant to Section 16 of the Exchange Act (or any successor provisions) by a person who is a Trustee of the Trust or who is directly or indirectly the beneficial owner of more than 10% of any class of Shares.

          (c)    Shareholder Nominations or Other Proposals Causing Covenant Breaches or Defaults.     At the same time as the submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting that, if approved and implemented by the Trust, would cause the Trust or any subsidiary (as defined in Section 8.12(f)(iii)) of the Trust to be in breach of any covenant of the Trust or any subsidiary of the Trust or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Trust or any subsidiary of the Trust or other material contract or agreement of the Trust or any subsidiary of the Trust, the proponent Shareholder or Shareholders shall submit to the Secretary at the principal executive offices of the Trust (i) evidence satisfactory to the Board of Trustees of the lender's or contracting party's willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board of Trustees in its discretion, and evidence of the availability to the Trust of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the Shareholder nomination or other proposal that are at least as favorable to the Trust, as determined by the Board of Trustees in its discretion.

          (d)    Shareholder Nominations or Proposals Requiring Governmental Action.     If (i) submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting that could not be considered or, if approved, implemented by the Trust without the Trust, any subsidiary of the Trust, the proponent Shareholder, any Proposed Nominee of such Shareholder, any Proposed Nominee Associated Person of such Proposed Nominee, any Shareholder Associated Person of such Shareholder, the holder of proxies or their respective affiliates or associates filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (ii) such Shareholder's ownership of Shares or any solicitation of proxies or votes or holding or exercising proxies by such Shareholder, any Proposed Nominee of such Shareholder, any Proposed Nominee Associated Person of such Proposed Nominee, any Shareholder Associated Person of such Shareholder, or their respective affiliates or associates would require Governmental Action, then, at the same time as the submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting, the proponent Shareholder or Shareholders shall submit to the Secretary at the principal executive offices of the Trust (x) evidence satisfactory to the Board of Trustees that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board of Trustees may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the Shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such Proposed Nominee or the implementation of such proposal, which plan must be satisfactory to the Board of Trustees in its discretion.

          (e)    Special Meetings of Shareholders.     As set forth in Section 8.4, only business brought before the meeting pursuant to the Trust's notice of meeting shall be conducted at a special meeting of Shareholders. Subject to the requirements of the 1940 Act or any other applicable laws, nominations of individuals for election to the Board of Trustees only may be made at a special meeting of Shareholders at which Trustees are to be elected: (i) pursuant to the Trust's notice of meeting; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Trustees; or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder of the Trust who has been for at least one year immediately preceding such Shareholder giving the notice provided for in this Section 8.12(e) a Shareholder of record of Shares entitled to vote at the meeting on such election and continues to be a Shareholder of record both at the time of giving of notice provided for in this Section 8.12(e) through and including the time of the special meeting, who is entitled to vote at the meeting on such election and who has complied with the notice procedures and other requirements set forth in this Section 8.12(e). In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust's notice of meeting, if the Shareholder satisfies the holding period and certificate requirements set forth in Section 8.12(b)(i) and Section 8.12(b)(ii), the Shareholder's notice contains or is accompanied by the information and documents required by Section 8.12 and the Shareholder has given timely notice thereof in writing to the Secretary at the principal executive offices of the Trust. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m. (Eastern Time) on the later of (i) the 120th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. Neither the postponement or adjournment of a special meeting, nor the public announcement of such postponement or adjournment, shall commence a new time period for the giving of a Shareholder's notice as described above.

          (f)    General.

              (i)  If information submitted pursuant to this Section 8.12 by any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall be deemed by the Board of Trustees incomplete or inaccurate, any authorized officer or the Board of Trustees or any Committee may treat such information as not having been provided in accordance with this Section 8.12. Any notice submitted by a Shareholder pursuant to this Section 8.12 that is deemed by the Board of Trustees inaccurate, incomplete or otherwise fails to satisfy completely any provision of this Section 8.12 shall be deemed defective and shall thereby render all proposals and nominations set forth in such notice defective. Upon written request by the Secretary or the Board of Trustees or any Committee (which may be made from time to time), any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within three business days after such request (or such other period as may be specified in such request), (A) written verification, satisfactory to the Secretary or any other authorized officer or the Board of Trustees or any Committee, in his, her or its discretion, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 8.12, (B) written responses to information reasonably requested by the Secretary, the Board of Trustees or any Committee and (C) a written update, to a current date, of any information submitted by the Shareholder pursuant to this Section 8.12 as of an earlier date. If a Shareholder fails to provide such written verification, information or update within such period, the Secretary or any other authorized officer or the Board of Trustees may treat the information which was previously provided and to which the verification, request or update relates as not having been provided in accordance with this Section 8.12; provided, however, that no such written verification, response or update shall cure any incompleteness, inaccuracy or failure in any notice provided by a Shareholder pursuant to this Section 8.12. It is the responsibility of a Shareholder who wishes to make a nomination or other proposal to comply with the requirements of Section 8.12; nothing in this Section 8.12(f)(i) or otherwise shall create any duty of the Trust, the Board of Trustees or any Committee nor any officer of the Trust to inform a Shareholder that the information submitted pursuant to this Section 8.12 by or on behalf of such Shareholder is incomplete or inaccurate or not otherwise in accordance with this Section 8.12 nor require the Trust, the Board of Trustees, any Committee or any officer of the Trust to request clarification or updating of information provided by any Shareholder, but the Board of Trustees, a Committee or the Secretary acting on behalf of the Board of Trustees or a Committee, may do so in its, his or her discretion.

             (ii)  Only such individuals who are nominated in accordance with this Section 8.12 shall be eligible for election by Shareholders as Trustees and only such business shall be conducted at a meeting of Shareholders as shall have been properly brought before the meeting in accordance with this Section 8.12. The chairperson of the meeting and the Board of Trustees shall each have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 8.12 and, if any proposed nomination or other business is determined not to be in compliance with this Section 8.12, to declare that such defective nomination or proposal be disregarded.

            (iii)  For purposes of this Section 8.12: (A) "public announcement" shall mean disclosure in (1) a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or any other widely circulated news or wire service or (2) a document publicly filed by the Trust with the SEC pursuant to the Exchange Act; and (B) "subsidiary" shall include, with respect to a person, any corporation, partnership, joint venture or other entity of which such person (1) owns, directly or indirectly, 10% or more of the outstanding voting securities or other interests or (2) has a person designated by such person serving on, or a right, contractual or otherwise, to designate a person, so to serve on, the board of directors (or analogous governing body).

            (iv)  Notwithstanding the foregoing provisions of this Section 8.12, a Shareholder shall also comply with all applicable legal requirements, including, without limitation, applicable requirements of state law, the 1940 Act and the Exchange Act and the rules and regulations thereunder, with respect to the matters set forth in this Section 8.12. Nothing in this Section 8.12 shall be deemed to require that a Shareholder nomination of an individual for election to the Board of Trustees or a Shareholder proposal relating to other business be included in the Trust's proxy statement, except as may be required by law.

             (v)  The Board of Trustees may from time to time require any individual nominated to serve as a Trustee to agree in writing with regard to matters of business ethics and confidentiality while such nominee serves as a Trustee, such agreement to be on the terms and in a form (the "Agreement") determined satisfactory by the Board of Trustees, as amended and supplemented from time to time in the discretion of the Board of Trustees. The terms of the Agreement may be substantially similar to the Code of Business Conduct and Ethics of the Trust or any similar code promulgated by the Trust (the "Code of Business Conduct") or may differ from or supplement the Code of Business Conduct.

            (vi)  Determinations required or permitted to be made under this Section 8.12 by the Board of Trustees may be delegated by the Board of Trustees to a Committee, subject to applicable law.

        8.13    No Shareholder Actions by Written Consent.     Shareholders shall not be authorized or permitted to take any action required or permitted to be taken at a meeting of Shareholders by written consent, and may take such action only at Shareholders meeting of the Trust.

        8.14    Voting by Ballot.     Voting on any question or in any election may be voice vote unless the chairperson of the meeting or any Shareholder shall demand that voting be by ballot.

        8.15    Proposals of Business Which Are Not Proper Matters For Action By Shareholders.     Notwithstanding anything in these Bylaws to the contrary, subject to the 1940 Act and any other applicable law, any Shareholder proposal for business the subject matter or effect of which would be within the exclusive purview of the Board of Trustees or would reasonably likely, if considered by the Shareholders or approved or implemented by the Trust, result in an impairment of the limited liability status for the Trust's Shareholders, shall be deemed not to be a matter upon which the Shareholders are entitled to vote. The Board of Trustees in its discretion shall be entitled to determine whether a Shareholder proposal for business is not a matter upon which the Shareholders are entitled to vote pursuant to this Section 8.15, and its decision shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

ARTICLE IX

MISCELLANEOUS

        9.1    Amendment of Bylaws.     Except for any change for which these Bylaws requires approval by more than a majority vote of the Trustees, these Bylaws may be amended, changed, altered or repealed, in whole or part, only by resolution of the Board of Trustees at any meeting of the Board of Trustees at which a quorum is present, or by a written consent signed by a majority of the Trustees then in office.

        9.2    Waiver of Notice.     Whenever any notice is required to be given pursuant to the Declaration of Trust, these Bylaws, the 1940 Act or any other applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice or waiver by electronic transmission, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        9.3    Ratification.     The Board of Trustees or the Shareholders may ratify and make binding on the Trust any action or inaction by the Trust or its officers to the extent that the Board of Trustees or the Shareholders could have originally authorized the matter. Moreover, any action or inaction questioned in any Shareholder's derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a Trustee, officer or Shareholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting, or otherwise, may be ratified, before or after judgment, by the Board of Trustees or by the Shareholders and, if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Trust and its Shareholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

        9.4    Ambiguity.     In the case of an ambiguity in the application of any provision of these Bylaws or any definition contained in these Bylaws, the Board of Trustees shall have the sole power to determine the application of such provisions with respect to any situation based on the facts known to it and such determination shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

        9.5    Construction.     If any provision of these Bylaws is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of these Bylaws shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board of Trustees, or, in the absence of action by the Board of Trustees, by the court or regulatory body which determined the provision to be unlawful. These Bylaws shall be subject to and construed accordance with the 1940 Act. In the event of a conflict between any provision of these Bylaws and the 1940 Act, such provision shall be construed to achieve the purpose of the provision to the extent legally possible under the 1940 Act.

        9.6    Inspection of Bylaws.     The Trustees shall keep at the principal office for the transaction of business of the Trust the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

PART C: OTHER INFORMATION

Item 15.  Indemnification.

Under the Registrant’s declaration of trust, at the discretion of the Registrant’s Board of Trustees, the Registrant’s Trustees and officers may be indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or Trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The terms and conditions of appointment of the transfer agent are expected to contain provisions for the indemnification of the Registrant’s transfer agent with respect to the Registrant’s common shares.

Item 16.  Exhibits.

Exhibit No.		Description of Exhibit

(1)		Amended and Restated Agreement and Declaration of Trust of the Registrant dated March 26, 2009†

(2)		Amended and Restated Bylaws of the Registrant dated March 26, 2009†

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization†

(5)		Specimen Share Certificate for Common Shares(1)

(6)
	(a)	Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.(1)
	(b)	Form of Investment Subadvisory Agreement among the Registrant, RMR Advisors, Inc. and MacarthurCook Investment Managers Limited(1)

(7)		Not applicable.

(8)		Not applicable.

(9)		Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company(1)

(10)		Not applicable.

(11)		Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP – filed herewith.

(12)		Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP(2)

(13)
	(a)	Form of Transfer Agent Services Agreement between the Registrant and Wells Fargo Bank, N.A.(1)

	(b)	Form of Administration Agreement between the Registrant and RMR Advisors, Inc.(1)
	(c)	Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company(1)

(14)		Consent of Ernst & Young LLP, independent registered public accounting firm for the Registrant, Old RAP and RAF – filed herewith.

(15)		Not applicable.

(16)
	(a)	Power of Attorney, dated December 18, 2008(3)
	(b)	Power of Attorney of Jeffrey P. Somers, dated March 26, 2009 – filed herewith.
	(c)	Power of Attorney of Adam D. Portnoy, dated March 26, 2009 – filed herewith.

(17)
	(a)	Form of Organizational and Offering Expenses Reimbursement Agreement between the Registrant and RMR Advisors, Inc.(1)
	(b)	Joint Code of Ethics of the Registrant’s Investment Advisor and the Funds (1)
	(c)	Code of Ethics of the Registrant’s Investment Subadvisor (1)
	(d)	Form of Proxy for Old RAP Common Shareholders – filed herewith.
	(e)	Form of Proxy for RAF Common Shareholders – filed herewith.

(1)                                  Filed as an exhibit to Amendment No.1 to the Registrant’s registration statement on Form N-2, filed on March 30, 2009.

(2)                                  To be filed by further amendment.

(3)                                  Filed as an exhibit to the Registrant’s registration statement on Form N-14, filed on December 23, 2008.

†                                          Included in the Statement of Additional Information.

Item 17.  Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton and Commonwealth of Massachusetts on the 30th day of March, 2009.

NEW RMR ASIA PACIFIC REAL ESTATE FUND

By: /s/ Karen Jacoppo-Wood
Name:	Karen Jacoppo-Wood
Title:	Vice-President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Trustee	March 30, 2009
Adam D. Portnoy

*	Treasurer and Chief Financial Officer	March 30, 2009
Mark L. Kleifges

*	Trustee	March 30, 2009
Barry M. Portnoy

*	Trustee	March 30, 2009
Jeffrey P. Somers

*	Trustee	March 30, 2009
John L. Harrington

*	Trustee	March 30, 2009
Arthur G. Koumantzelis

*By: /s/ Karen Jacoppo-Wood	Attorney-in-Fact	March 30, 2009

EXHIBIT INDEX

Exhibit No.		Description of Exhibits

11		Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP

14		Consent of Ernst & Young LLP, independent registered public accounting firm for the Registrant, Old RAP and RAF

16	(b)	Power of Attorney of Jeffrey P. Somers, dated March 26, 2009
	(c)	Power of Attorney of Adam D. Portnoy, dated March 26, 2009

17
	(d)	Form of Proxy for Old RAP Common Shareholders
	(e)	Form of Proxy for RAF Common Shareholders